      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2000

                                                               FILE NO. 33-2610
                                                              FILE NO. 811-4550

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                        PRE-EFFECTIVE AMENDMENT NO. [ ]
                       POST-EFFECTIVE AMENDMENT NO. 53 [X]

                                       AND

                          REGISTRATION STATEMENT UNDER
                    THE INVESTMENT COMPANY ACT OF 1940 [ ]
                              AMENDMENT NO. 55 [X]

                               THE MAINSTAY FUNDS

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010

                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 576-5773

Copy To:

JOSEPH MCBRIEN, ESQ.                                  RUTH S. EPSTEIN
THE MAINSTAY FUNDS                                    DECHERT PRICE & RHOADS
51 MADISON AVENUE                                     1775 EYE STREET, N.W.
NEW YORK, NEW YORK 10010                              SUITE 1100
                                                      WASHINGTON, D.C. 20006


                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

     [ ]   Immediately upon filing pursuant to paragraph (b) of Rule 485
     [X]   On May 1, 2000, pursuant to paragraph (b)(1)(v) of Rule 485
     [ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ]   on [DATE], pursuant to paragraph (a)(1) of Rule 485
     [ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485
     [ ]   on [DATE], pursuant to paragraph (a)(2) of Rule 485

      WHAT'S INSIDE?


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

         GROWTH
  6      Small Cap Growth Fund
 10      Small Cap Value Fund
 14      Capital Appreciation Fund
 18      Blue Chip Growth Fund
 22      Equity Index Fund

         GROWTH AND INCOME
 26      Growth Opportunities Fund
 30      Equity Income Fund
 34      MAP Equity Fund
 38      Research Value Fund
 42      Value Fund
 46      Strategic Value Fund
 50      Convertible Fund
 54      Total Return Fund

         INTERNATIONAL FUNDS
 58      International Equity Fund
 62      Global High Yield Fund
 66      International Bond Fund

         INCOME
 70      High Yield Corporate Bond Fund
 74      Strategic Income Fund
 78      Government Fund
 82      California Tax Free Fund
 86      New York Tax Free Fund
 90      Tax Free Bond Fund
 94      Money Market Fund

 98      More About Principal Investment Strategies and Principal
         Risks

106      Shareholder Guide

124      Know With Whom You're Investing

132      Financial Highlights

         Appendix A: Taxable Equivalent Yield Table

                      [This page intentionally left blank]

Investment Objectives,

Principal Investment Strategies and Principal Risks:

An Overview


This Prospectus discusses twenty-three mutual funds that invest for varying combinations of income and capital appreciation. Each Fund is managed by MainStay Management LLC and has a Subadvisor that is responsible for the day-to-day portfolio management of the Fund. Each Fund pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Funds invest primarily in equity securities, and the Fixed Income Funds invest primarily in debt securities. In times of unusual or adverse conditions each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.



EQUITY SECURITIES



Equity securities are issued to investors by corporations to raise capital. Investors buy equity securities to seek to make money through dividend payments and/or selling them for more than they paid. When you buy equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange or the American Stock Exchange, or in the over-the-counter market. There are many different types of equity securities, including



- stocks



- convertible securities and



- American Depositary Receipts.



DEBT SECURITIES



Both governments and companies may raise capital by issuing or selling debt securities to investors. Debt securities may be bought directly from governments and companies or in the secondary trading markets. There are many different types of debt securities, including:


- bonds


- notes and



- debentures.

Some debt securities pay fixed rates of return (interest); others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity.


The amount of interest paid is subject to many variables, including:


- market factors



- creditworthiness of the issuer



- length of time to maturity of the security and



- the nature of the debt instrument.



NOT INSURED -- YOU COULD LOSE MONEY



- Before considering an investment in a Fund, you should understand that you could lose money.



- An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.


NAV WILL FLUCTUATE


The value of Fund shares, also known as the net asset value ("NAV"), fluctuates based on the value of the Fund's holdings. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings. In the case of debt securities, security values usually change when interest rates change. Generally, when interest rates go up the value of a debt security goes down; and when interest rates go down, the value of a debt security goes up. Other factors that can affect debt security values and Fixed Income Fund share prices are changes in the average maturity of a Fund's investments and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.


MORE INFORMATION


The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of each of the Funds. Please review it carefully.

                      [This page intentionally left blank]

MainStay Small Cap

Growth Fund

The Small Cap Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 65% of its total assets in common stocks, preferred stocks, warrants and other equity securities of companies with market capitalizations generally between $100 million and $2.0 billion. MacKay Shields LLC, the Fund's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.


INVESTMENT PROCESS

The Subadvisor looks for securities of companies with the following characteristics:

- above average revenue and earnings per share growth

- participation in growing markets

- potential for positive earnings surprises


- strong management ideally with high insider ownership.



The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as:


- new management

- new products

- changes in consumer demand


- changes in the economy.

                                                           SMALL CAP GROWTH FUND

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.


In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:

- more price volatility

- greater spreads between their bid and ask prices

- significantly lower trading volumes


- cyclical, static or moderate growth prospects.



Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.



The Fund may invest in securities that are made available in initial public offerings (IPOs). During 1999, the first full calendar year of the Fund's operations, significant profits and returns from these investment contributed substantially to the Fund's performance. IPO securities may be volatile, and the Fund cannot predict whether future investments in IPOs will be successful. As the Fund grows in size, the effect of IPO investments on the Fund may decrease.



The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

SMALL CAP GROWTH FUND
[Capital Appreciation Fund Bar Chart]

99                                                                              106.02

ANNUAL RETURNS, CLASS B SHARES

(calendar year 1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing its performance and by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.



Returns in 1999 were primarily achieved during unusually favorable conditions in the market, particularly for technology companies and through investments in initial public offerings (see "Principal Risks" above). You should not expect that such favorable returns can be consistently achieved.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1999)



                                                         RETURN            QUARTER/YEAR
  Highest return/Best quarter                             53.27%               4/99
  Lowest return/Worst quarter                             -2.10%               1/99



AVERAGE ANNUAL TOTAL RETURNS


(as of 12/31/99)



                                                          1 YEAR             LIFE OF FUND

  Small Cap Growth Fund
  Class A                                                  96.19%               57.81%
  Class B                                                 101.02%               60.35%
  Class C                                                 105.02%               62.26%

  Russell 2000 Index*                                      21.26%                7.90%



* The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                           SMALL CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                 1.00%     1.00%     1.00%

  Distribution and/or Service (12b-1) Fees(2)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.66%     0.66%     0.66%

  Total Annual Fund Operating Expenses                           1.91%     2.66%     2.66%


EXAMPLE


The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  733      $  269               $  769               $  269               $  369

   3 years          $1,117      $  826               $1,126               $  826               $  826

   5 years          $1,525      $1,410               $1,610               $1,410               $1,410

  10 years          $2,660      $2,808               $2,808               $2,993               $2,993


* Except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.

** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

MainStay Small Cap

Value Fund

The Small Cap Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 65% of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations at the time of purchase within the capitalization spectrum defined by the Russell 2000 stock index. In addition, the Fund has adopted a nonfundamental policy to invest at least 80% of its net assets in such securities.


INVESTMENT PROCESS

Dalton, Greiner, Hartman, Maher & Co., the Fund's Subadvisor, uses a proprietary "value" method in managing the Fund's assets. In its securities selection process, the Subadvisor focuses on securities that it believes are undervalued and have positive and/or improving fundamentals. The Subadvisor uses a proprietary valuation model and fundamental security analysis, including direct company contact, to select investments for the Fund.

---------------------------
The Board of Trustees reserves the right to close the Fund to new investors at its discretion when the Fund's assets reach $250 million or at such other time as it deems appropriate.

                                                            SMALL CAP VALUE FUND

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.


In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:

- more price volatility

- greater spreads between their bid and ask prices

- significantly lower trading volumes


- cyclical, static or moderate growth prospects.


Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

SMALL CAP VALUE FUND

[Small Cap Value Fund Bar Chart]
ANNUAL RETURNS, CLASS B SHARES

(calendar year 1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing its performance and by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1999)



                                                         RETURN            QUARTER/YEAR
  Highest return/Best quarter                             17.55%               2/99
  Lowest return/Worst quarter                             -9.44%               1/99



AVERAGE ANNUAL TOTAL RETURNS


(as of 12/31/99)



                                                           1 YEAR            LIFE OF FUND

  Small Cap Value Fund
  Class A                                                   0.27%               -6.07%
  Class B                                                   0.35%               -5.76%
  Class C                                                   4.35%               -3.30%

  Russell 2000 Index*                                      21.26%                7.90%



* The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                            SMALL CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee(2)                                              1.00%     1.00%     1.00%

  Distribution and/or Service (12b-1) Fees(3)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.96%     0.96%     0.96%

  Total Annual Fund Operating Expenses(2)                        2.21%     2.96%     2.96%


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  762      $  299               $  799               $  299               $  399

   3 years          $1,203      $  915               $1,215               $  915               $  915

   5 years          $1,670      $1,557               $1,757               $1,557               $1,557

  10 years          $2,954      $3,100               $3,100               $3,280               $3,280



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) MainStay Management has voluntarily agreed to waive its fees and reimburse the Fund's expenses to the extent that annual operating expenses exceed 1.90% of average daily net assets for Class A shares and 2.65% of average daily net assets for Class B and C shares. As a result, for the fiscal year ended December 31, 1999, the management fee paid was 0.69%, and total annual fund operating expenses were 1.90% for Class A shares and 2.65% for Class B and C shares. This waiver and reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

MainStay Capital

Appreciation Fund

The Capital Appreciation Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in securities of companies with investment characteristics such as:

- participation in expanding product or service markets

- increasing unit sales volume

- increasing return on investment


- growth in revenues and earnings per share superior to that of the average of common stocks comprising indexes such as Standard & Poor's 500 Composite Price Index ("S&P 500 Index").


INVESTMENT PROCESS

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.


As a result, the Fund may invest in any other securities which, in the judgment of MacKay Shields LLC, the Fund's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:


- new management

- new products

- changes in consumer demand


- changes in the economy.

                                                       CAPITAL APPRECIATION FUND

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indexes such as the Dow Jones Industrial Average and the S&P 500 Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

CAPITAL APPRECIATION FUND

[Capital Appreciated Fund Bar Chart]

90        4.12
91        68.36
92        11.00
93        14.01
94        -1.52
95        35.11
96        18.56
97        23.45
98        38.15
99        23.90

ANNUAL RETURNS, CLASS B SHARES

(by calendar year 1990-1999)




PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in performance from year-to-year and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from inception (May 1, 1986) through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1990-1999)


                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                             26.88%               4/98
  Lowest return/worst quarter                            -12.49%               3/90

AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                             1 YEAR            5 YEARS            10 YEARS

  Capital Appreciation Fund
  Class A                                    18.03%            26.97%             21.84%
  Class B                                    18.90%            27.47%             22.15%
  Class C                                    22.90%            27.62%             22.15%

  S&P 500 Index*                             21.04%            28.56%             18.21%



* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                       CAPITAL APPRECIATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee(2)                                              0.72%     0.72%     0.72%

  Distribution and/or Service (12b-1) Fees(3)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.22%     0.22%     0.22%

  Total Annual Fund Operating Expenses(2)                        1.19%     1.94%     1.94%


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  665      $  197               $  697               $  197               $  297

   3 years          $  907      $  609               $  909               $  609               $  609

   5 years          $1,168      $1,047               $1,247               $1,047               $1,047

  10 years          $1,914      $2,067               $2,067               $2,264               $2,264



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) MainStay Management has voluntarily established fee breakpoints for its management fees of 0.65% annually on assets in excess of $200 million and 0.50% on assets in excess of $500 million. As a result, for the fiscal year ended December 31, 1999, the management fee paid was 0.53% and total annual fund operating expenses were 1.00% for Class A shares and 1.75% for Class B and C shares. These fee breakpoints may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

MainStay Blue Chip

Growth Fund

The Blue Chip Growth Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its total assets in common stocks and other securities having equity characteristics issued by Blue Chip companies, such as:


- convertible debt

- convertible preferred securities

- preferred stocks

- warrants


- rights.



Blue Chip companies are defined as those:


- possessing leading market characteristics and certain financial characteristics


- having market capitalizations greater than $2 billion and revenues greater than $500 million.


Market leaders generally have superior growth prospects and leading sales within an industry and have the potential to bring about change within an industry. Blue Chip companies also generally have faster earnings growth, higher profit margins, or strong cash flow relative to their competitors.

INVESTMENT PROCESS

The Fund invests in companies judged by Gabelli Asset Management Company, the Fund's Subadvisor, to have superior earnings per share growth prospects and above-average or expanding market shares, profit margins and returns on equity.

The Subadvisor chooses securities for the Fund using fundamental securities analysis to develop company earnings forecasts, selecting those securities that it perceives to be undervalued or to otherwise have growth potential.
18

                                                           BLUE CHIP GROWTH FUND

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

BLUE CHIP GROWTH FUND

[Capital Appreciation Fund Bar Chart]
ANNUAL RETURNS, CLASS B SHARES

(calendar year 1999)


PAST PERFORMANCE

The bar chart and tables indicate some of the risks of investing in the Fund by showing its performance and by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1999)



                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                             24.56%               4/99
  Lowest return/worst quarter                             -1.13%               3/99



AVERAGE ANNUAL TOTAL RETURNS


(as of 12/31/99)



                                                            1 YEAR            LIFE OF FUND

  Blue Chip Growth Fund
  Class A                                                   33.96%              32.32%
  Class B                                                   35.78%              34.11%
  Class C                                                   39.78%              36.23%

  S&P 500 Index*                                            21.04%              22.22%



* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                           BLUE CHIP GROWTH FUND


FEES AND EXPENSES OF THE FUND



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                                  5.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                 1.00%     1.00%     1.00%

  Distribution and/or Service (12b-1) Fees(2)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.51%     0.51%     0.51%

  Total Annual Fund Operating Expenses                           1.76%     2.51%     2.51%


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  719      $  254               $  754               $  254               $  354

   3 years          $1,074      $  782               $1,082               $  782               $  782

   5 years          $1,452      $1,335               $1,535               $1,335               $1,335

  10 years          $2,509      $2,659               $2,659               $2,846               $2,846



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

MainStay Equity

Index Fund

The Equity Index Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets in stocks in the S&P 500 Index in the same proportion, to the extent feasible, as they are represented in the S&P 500 Index.

INVESTMENT PROCESS


Unlike other funds, which generally seek to beat market averages, index funds seek to match their respective indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. Monitor Capital Advisors LLC, the Fund's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500 Index.



The correlation between the performance of the Fund and the S&P 500 Index is expected to be at least 0.95 (excluding charges, fees and expenses). A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index.


The Fund's investments also include S&P 500 Index futures which are used for cash management purposes.

---------------------------

"Standard & Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors LLC. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries.

                                                               EQUITY INDEX FUND

---------------------------
INDEX FUNDS seek to match their respective indices, unlike other funds that generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. If the value of the S&P 500 Index declines, the net asset value of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500 Index may be affected by, among other things:


- transactions costs

- changes in either the makeup of the S&P 500 Index or the number of shares outstanding for the components of the S&P 500 Index


- the timing and amount of contributions to, and redemptions from, the Fund by shareholders.


Consistent with its principal investment strategies, the Fund's investments include S&P 500 Index futures which are a type of derivative. The Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

GUARANTEE


This Fund comes with an unconditional guarantee from NYLIFE LLC ("NYLIFE"). If, ten years from your date of purchase, the net asset value of a unit (equal to the NAV of a Fund share, plus the value of all cumulative reinvested dividends and distributions paid on the share during the ten-year period) is less than the price you initially paid for the Fund share, NYLIFE will pay you the difference between the price you paid and the value of a unit.

EQUITY INDEX FUND

        91      28.01
        92       6.19
        93       9.01
        94       0.50
        95      35.91
        96      22.04
        97      32.26
        98      27.69
        99      19.99

ANNUAL RETURNS, CLASS A SHARES

(by calendar year 1991-1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in performance from year-to-year and by showing how the Fund's average annual returns for one year, five years and the life of the Fund (December 20, 1990) compare to those of a broad-based securities market index. Sales loads are reflected in the average annual total returns. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS A SHARES


(1991-1999)


                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                             21.22%               4/98
  Lowest return/worst quarter                            -10.06%               3/98

AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                        1 YEAR            5 YEARS            LIFE OF FUND

  Equity Index Fund
  Class A                               16.39%            26.66%                19.13%

  S&P 500 Index*                        21.04%            28.56%                20.79%



* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                               EQUITY INDEX FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A

  Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                                  3.00%

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None

  Exchange Fee                                                       *

  Maximum Account Fee                                               **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                 0.50%

  Distribution and/or Service (12b-1) Fees(2)                    0.25%

  Other Expenses                                                 0.19%

  Total Annual Fund Operating Expenses                           0.94%


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



  Expenses after   CLASS A

   1 year           $  393

   3 years          $  591

   5 years          $  804

  10 years          $1,420



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.

(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase.


(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

MainStay Growth

Opportunities Fund

The Growth Opportunities Fund's investment objective is to seek long term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in common stocks and other equity-related securities of well-established, well-managed companies that appear to have better than average potential for capital appreciation and have large- to mid-cap market capitalizations.

INVESTMENT PROCESS


- Madison Square Advisors LLC, the Fund's Subadvisor, will seek to identify companies which are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios.


- The Fund is managed with a growth/value orientation that is determined by market conditions.

- The Subadvisor uses a "top-down" approach that assesses the macroeconomic environment to determine sector weightings.

                                                       GROWTH OPPORTUNITIES FUND

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value.

GROWTH OPPORTUNITIES FUND
[Growth Opportunities Fund Bar Chart]

99                                                                               28.80

ANNUAL RETURNS, CLASS B SHARES

(calendar year 1999)


PAST PERFORMANCE

The bar chart and tables indicate some of the risks of investing in the Fund by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1999)



                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                             21.88%               4/99
  Lowest return/worst quarter                             -5.96%               3/99


AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/99)


                                                            1 YEAR            LIFE OF FUND

  Growth Opportunities Fund
  Class A                                                   22.54%              26.57%
  Class B                                                   23.80%              28.03%
  Class C                                                   27.80%              30.20%

  S&P 500 Index*                                            21.04%              22.22%



* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                       GROWTH OPPORTUNITIES FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                 0.70%     0.70%     0.70%

  Distribution and/or Service (12b-1) Fees(2)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.64%     0.64%     0.64%

  Total Annual Fund Operating Expenses(3)                        1.59%     2.34%     2.34%


EXAMPLE


The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  703      $  237               $  737               $  237               $  337

   3 years          $1,024      $  730               $1,030               $  730               $  730

   5 years          $1,368      $1,250               $1,450               $1,250               $1,250

  10 years          $2,335      $2,486               $2,486               $2,676               $2,676



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



(3) MainStay Management has voluntarily agreed to reimburse the Fund's expenses to the extent that annual operating expenses exceed 1.65% of average daily net assets for Class A shares and 2.40% of average daily net assets for Class B and C shares. This reimbursement may be discontinued at any time without notice.

---------------------------

REITS are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.


MainStay Equity

Income Fund

The Equity Income Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund takes a flexible approach, emphasizing investments in common stocks and other equity income-producing securities, including preferred stocks and securities (including debt securities) that are convertible into common or preferred stocks. The Fund normally invests at least 65% of its total assets in equity income-producing securities that:



- MacKay Shields LLC, the Fund's Subadvisor, believes are undervalued when purchased


- pay cash dividends


- are listed on a national securities exchange or traded in the over-the-counter market.


The Fund also may invest up to 35% of its total assets in equity securities that do not pay regular dividends, debt securities, U.S. government securities and cash or cash equivalents. The Fund also invests in convertible securities and REITS (real estate investment trusts).

INVESTMENT PROCESS

The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest primarily in equities that pay dividends and are deemed to be undervalued based on a number of factors, including:

- relative valuation

- prospects for future earnings growth

- ability to grow dividends


- corporate management.

                                                              EQUITY INCOME FUND

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

EQUITY INCOME FUND

[Eqity Income Bar Graph]
ANNUAL RETURNS, CLASS B SHARES

(calendar year 1999)



PAST PERFORMANCE



The bar chart and tables indicate some of the risks of investing in the Fund by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1999)



                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                             18.69%               2/99
  Lowest return/worst quarter                             -5.63%               3/99



AVERAGE ANNUAL TOTAL RETURNS


(as of 12/31/99)



                                                           1 YEAR            LIFE OF FUND

  Equity Income Fund
  Class A                                                  18.23%               13.92%
  Class B                                                  19.16%               14.86%
  Class C                                                  23.16%               17.17%

  Russell 1000 Value Index*                                 7.35%                7.44%



* The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                              EQUITY INCOME FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee(2)                                              0.70%     0.70%     0.70%

  Distribution and/or Service (12b-1) Fees(3)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.87%     0.87%     0.87%

  Total Annual Fund Operating Expenses(2)                        1.82%     2.57%     2.57%


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  725      $  260               $  760               $  260               $  360

   3 years          $1,091      $  799               $1,099               $  799               $  799

   5 years          $1,481      $1,365               $1,565               $1,365               $1,365

  10 years          $2,570      $2,719               $2,719               $2,905               $2,905



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) MainStay Management has voluntarily agreed to reimburse the Fund's expenses to the extent that annual operating expenses exceed 1.65% of average daily net assets for Class A shares and 2.40% of average daily net assets for Class B and C shares. As a result, for the fiscal year ended December 31, 1999, the management fee paid was 0.53%, and total annual fund operating expenses were 1.65% for Class A shares and 2.40% for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

MainStay MAP

Equity Fund

The MAP Equity Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in the securities of domestic issuers.

INVESTMENT PROCESS

In pursuing the Fund's investment objective, Markston International, LLC, the Fund's Subadvisor, seeks to identify securities that are out of favor but where a catalyst exists for turning such securities into investments that the Subadvisor believes will have improved performance (i.e., value opportunities). Factors examined by the Subadvisor to indicate value include: statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. The Subadvisor also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. In selecting securities for investment, the Subadvisor also assesses the judgment, quality and integrity of company management and the track record of product development.

Although under normal circumstances the Fund intends to hold its securities for a relatively long period of time, the Subadvisor may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits.

                                                                 MAP EQUITY FUND

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.



The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

MAP EQUITY FUND

[MAP Equity Fund Bar Chart]

ANNUAL RETURNS, CLASS I SHARES**


(by calendar year 1990-1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in performance from year-to-year and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The Fund commenced operations in 1971 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund--Class I shares on June 9, 1999 -- when MainStay assumed management of the Fund. The performance figures shown reflect the performance of the MAP-Equity Fund through June 8, 1999 and subsequently the Class I shares. Annual total returns reflect actual sales loads of the MAP-Equity Fund (which was subject to a 4.75% front-end sales load). Performance of the Fund's Class A, Class B and Class C shares will vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS -- MAP EQUITY FUND, CLASS I SHARES**


(1990-1999)



                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                             18.71%               4/98
  Lowest return/worst quarter                            -14.62%               3/90


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                           1 YEAR            5 YEARS            10 YEARS

  MAP Equity Fund                           6.85%            22.89%              15.41%

  S&P 500 Index*                           21.04%            28.56%              18.21%



* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains distributions. You cannot invest directly in an index.

** Class I shares are not offered in this prospectus.

                                                                 MAP EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee(2)                                              0.75%     0.75%     0.75%

  Distribution and/or Service (12b-1) Fees(3)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.41%     0.41%     0.41%

  Total Annual Fund Operating Expenses(2)                        1.41%     2.16%     2.16%

  Fee Waiver                                                     0.16%     0.16%     0.16%

  Net Expenses(2)                                                1.25%     2.00%     2.00%


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  686      $  219               $  719               $  219               $  319

   3 years          $  972      $  676               $  976               $  676               $  676

   5 years          $1,279      $1,159               $1,359               $1,159               $1,159

  10 years          $2,148      $2,300               $2,300               $2,493               $2,493



   * Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


  ** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


 (1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares within one year of the date of purchase.



 (2) MainStay Management has contractually agreed to limit total annual fund operating expenses to 1.25% for Class A shares and 2.00% for Class B and C shares through May 30, 2001, after which time the Manager may discontinue the limitation. As a result, for the period June 9, 1999 through December 31, 1999, the management fee paid was 0.59%. For a two-year period following expiration of the expense limitation, MainStay Management may be entitled to reimbursement for a portion of expenses paid pursuant to the expense limitation.



 (3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

MainStay Research

Value Fund

The Research Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in common stocks and other securities having equity characteristics issued by companies with market capitalizations of greater than $2 billion. Securities with equity characteristics include:

- convertible debt

- convertible preferred securities

- preferred stocks


- warrants and rights.


The Fund's Subadvisor, John A. Levin & Co., Inc., generally seeks to select securities it believes are undervalued in relation to their intrinsic value as indicated by the earnings and cash flow potential or the asset value of the respective issuers. The Subadvisor also considers growth and new products on a selective basis.

INVESTMENT PROCESS

The Subadvisor follows a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

- security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company

- favorable earnings growth prospects

- expected above-average return on equity and dividend yield

- the financial condition of the issuer


- various qualitative factors.


Although payment of current dividends and income are considered by the Subadvisor, they are not primary factors in the selection of investments.

                                                             RESEARCH VALUE FUND

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return of a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

RESEARCH VALUE FUND

[Capital Appreciation Fund Bar Chart]
ANNUAL RETURNS, CLASS B SHARES

(calendar year 1999)



PAST PERFORMANCE



The bar chart and tables indicate some of the risks of investing in the Fund by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1999)



                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                             11.24%               2/99
  Lowest return/worst quarter                             -6.62%               3/99


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                                           1 YEAR            LIFE OF FUND

  Research Value Fund
  Class A                                                  11.84%                9.33%
  Class B                                                  12.56%               10.11%
  Class C                                                  16.56%               12.47%

  Russell 1000 Value Index*                                 7.35%                7.44%

  S&P 500/BARRA Value Index**                              12.72%                9.92%



* The MainStay Research Value Fund, going forward, will measure its performance against the Russell 1000(R) Value Index. This index reflects the holdings of the Fund better than the S&P 500/BARRA Value Index, against which the Fund is currently measured, and the subadvisor believes that the Russell 1000 Value Index is, therefore, a better performance benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.



** "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P
   500/BARRA Value Index is a capitalization-weighted index of approximately half of the companies in the S&P 500 Index and consists of those companies with lower price-to-book ratios. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns for both the S&P 500 Index and the S&P 500/BARRA Value Index reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                             RESEARCH VALUE FUND


FEES AND EXPENSES OF THE FUND


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee(2)                                              0.85%     0.85%     0.85%

  Distribution and/or Service (12b-1) Fees(3)                    0.25%     1.00%     1.00%

  Other Expenses                                                 1.04%     1.04%     1.04%

  Total Annual Fund Operating Expenses(2)                        2.14%     2.89%     2.89%


EXAMPLE


The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  755      $  292               $  792               $  292               $  392

   3 years          $1,183      $  895               $1,195               $  895               $  895

   5 years          $1,636      $1,523               $1,723               $1,523               $1,523

  10 years          $2,886      $3,033               $3,033               $3,214               $3,214



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) MainStay Management has voluntarily agreed to reimburse the Fund's expenses to the extent that annual operating expenses exceed 1.80% of average daily net assets for Class A shares and 2.55% of average daily net assets for Class B and C shares. As a result, for the fiscal year ended December 31, 1999, the management fee paid was 0.51%, and total annual fund operating expenses were 1.80% for Class A shares and 2.55% for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

MainStay Value

Fund

The Value Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in common stocks that:


- MacKay Shields LLC, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased


- typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria


- are listed on a national securities exchange or are traded in the over-the-counter market.


INVESTMENT PROCESS


Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the market price:



- to the company's "book" value,



- to estimated value of the company's assets (liquidating value),



- to the company's cash flow generation capability, and



- to a lesser extent, trends and forecasts such as growth rates and future earnings.


The Fund is not designed or managed primarily to produce current income.

                                                                      VALUE FUND

PRINCIPAL RISKS


Investment in common stocks is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

VALUE FUND

[Value Fund Bar Chart]
ANNUAL RETURNS, CLASS B SHARES

(by calendar year 1990-1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in performance from year-to-year and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from inception (May 1, 1986) up to December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception up to August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1990-1999)



                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                             17.98%               1/91
  Lowest return/worst quarter                            -16.56%               3/98


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                            1 YEAR            5 YEARS            10 YEARS

  Value Fund
  Class A                                    2.37%            12.63%              12.53%
  Class B                                    2.51%            12.94%              12.81%
  Class C                                    6.51%            13.19%              12.81%

  Russell 1000 Value Index*                  7.35%            23.07%              15.60%
  S&P 500 Index**                           21.04%            28.56%              18.21%



* The MainStay Value Fund, going forward, will measure its performance against the Russell 1000(R) Value Index. This index reflects the holdings of the Fund better than the S&P 500, against which the Fund is currently measured, and the Subadvisor believes that the Russell 1000 Value Index is, therefore, a better performance benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.


** "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                                      VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                                  5.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                 0.57%     0.57%     0.57%

  Distribution and/or Service (12b-1) Fees(2)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.31%     0.31%     0.31%

  Total Annual Fund Operating Expenses                           1.13%     1.88%     1.88%

EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  659      $  191               $  691               $  191               $  291

   3 years          $  889      $  591               $  891               $  591               $  591

   5 years          $1,138      $1,016               $1,216               $1,016               $1,016

  10 years          $1,849      $2,003               $2,003               $2,201               $2,201



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

MainStay Strategic

Value Fund

The Strategic Value Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in foreign and domestic securities in three asset classes, limited by the following:

30% TO 80% OF NET ASSETS IN COMMON STOCKS THAT


- MacKay Shields LLC, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased


- typically pay dividends, although there may be non-dividend-paying stocks if they meet the "undervalued" criteria


- are listed on a national securities exchange or are traded in the over-the-counter market.


10% TO 40% OF NET ASSETS IN CORPORATE DEBT SECURITIES THAT


- are ordinarily in the lower rating categories of ("Moody's") (Baa to B) and ("S&P") (BBB to B) or



- are judged to be of comparable creditworthiness by the Fund's Subadvisor.


10% TO 40% OF NET ASSETS IN CONVERTIBLE SECURITIES, IN ANY RATING CATEGORY OR UNRATED, such as preferred stocks, bonds, debentures, corporate notes and other securities that can be converted into common stock or the cash value of a single equity security or a basket or index of equity securities.

Within these limitations, the Fund may also invest up to 20% of its net assets in securities that are rated CCC or below by Moody's or S&P or judged by the Subadvisor to be of comparable quality. Generally, foreign investments are in the form of American Depositary Receipts.


At times, the actual allocation for each asset class may differ from the limitations set forth above, due to market fluctuations or cash entering or leaving the Fund. This could happen, for instance, if the Subadvisor has positioned the assets close to a minimum or maximum for one or more asset classes and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Subadvisor intends to reallocate assets within seven days.

                                                            STRATEGIC VALUE FUND

INVESTMENT PROCESS


Generally, the Subadvisor seeks out undervalued securities in all asset classes. Usually, stocks deemed to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the market price to the company's "book" value, estimated value of the company's assets (liquidating value) and cash flow. To a lesser extent, the Subadvisor will also look at trends and forecasts, such as growth rates and future earnings.


PRINCIPAL RISKS


Investment in common stocks is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:

- interest rates

- issuer creditworthiness

- market conditions


- maturities.


The Fund invests in high yield debt securities (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

STRATEGIC VALUE FUND

[Strategic Value Fund Bar Chart]
ANNUAL RETURNS, CLASS B SHARES

(by calendar year 1998-1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in performance from year-to-year and by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception (October 22, 1997) through August 31, 1998. Class A shares were also introduced October 22, 1997. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1998-1999)


                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                             12.66%               4/98
  Lowest return/worst quarter                            -16.33%               3/98

AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                                           1 YEAR            LIFE OF FUND

  Strategic Value Fund
  Class A                                                   7.35%                5.45%
  Class B                                                   7.64%                6.11%
  Class C                                                  11.64%                7.37%

  S&P 500 Index*                                           21.04%               22.68%



* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                            STRATEGIC VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                 0.75%     0.75%     0.75%

  Distribution and/or Service (12b-1) Fees(2)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.69%     0.69%     0.69%

  Total Annual Fund Operating Expenses                           1.69%     2.44%     2.44%


EXAMPLE


The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  712      $  247               $  747               $  247               $  347

   3 years          $1,053      $  761               $1,061               $  761               $  761

   5 years          $1,417      $1,301               $1,501               $1,301               $1,301

  10 years          $2,438      $2,588               $2,588               $2,776               $2,776



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

MainStay Convertible Fund

The Convertible Fund's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of the value of its total assets in "convertible securities" such as:

- bonds

- debentures

- corporate notes


- preferred stocks or other securities.


that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in high yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's. The balance of the Fund may be invested or held in:

- nonconvertible debt

- equity securities that do not pay regular dividends

- U.S. Government securities


- cash or cash equivalents.


INVESTMENT PROCESS


In selecting convertible securities for purchase or sale, MacKay Shields LLC, the Fund's Subadvisor, takes into account a variety of investment considerations, including:


- credit risk

- projected interest return


- the premium for the convertible security relative to the underlying common stock.

                                                                CONVERTIBLE FUND

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:

- interest rates

- issuer creditworthiness

- market conditions


- maturities.


Principal investments include high yield debt securities (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

CONVERTIBLE FUND

[Convertible Fund Bar Chart]
ANNUAL RETURNS, CLASS B SHARES

(by calendar year 1990-1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in performance from year-to-year and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from inception (May 1, 1986) through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1990-1999)



                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                             16.81%               4/99
  Lowest return/worst quarter                            -10.11%               3/90


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                           1 YEAR            5 YEARS            10 YEARS

  Convertible Fund
  Class A                                  26.54%            14.63%              14.31%
  Class B                                  27.90%            14.94%              14.57%
  Class C                                  31.90%            15.17%              14.57%

  First Boston Convertible
  Securities Index*                        33.51%            19.11%              14.37%



* The First Boston Convertible Securities Index generally includes 250-300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P, and have an issue size of greater than $100 million. Total returns reflect the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                                              53
                                                                CONVERTIBLE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%      None      None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                     None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                 0.72%     0.72%     0.72%

  Distribution and/or Service (12b-1) Fees(2)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.32%     0.32%     0.32%

  Total Annual Fund Operating Expenses                           1.29%     2.04%     2.04%


EXAMPLE


The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  674      $  207               $  707               $  207               $  307

   3 years          $  936      $  640               $  940               $  640               $  640

   5 years          $1,219      $1,098               $1,298               $1,098               $1,098

  10 years          $2,021      $2,174               $2,174               $2,369               $2,369



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------

The values of ASSET-BACKED SECURITIES are based on underlying pools of other receivables.


---------------------------
In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

MainStay Total
Return Fund

The Total Return Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities.

INVESTMENT PROCESS

Equity investments


A majority of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500 Index at the time of purchase. The Fund will also invest in stocks and other equity securities that it believes to be undervalued.


Debt securities


It is contemplated that the Fund's long-term debt investments will consist primarily of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Fund's Subadvisor. Principal debt investments include U.S. government securities, MORTGAGE-RELATED and ASSET-BACKED SECURITIES. The Fund may also enter into MORTGAGE-DOLLAR ROLL TRANSACTIONS.


The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type.

                                                               TOTAL RETURN FUND

PRINCIPAL RISKS


Since the Fund may allocate its assets among equity and debt securities it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:


- interest rates

- issuer creditworthiness

- market conditions

- maturities.

Consistent with its principal investment strategies, the Fund's investments also include derivatives, such as mortgaged-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives.

The principal risk of mortgage-dollar roll transactions is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction.

TOTAL RETURN FUND

[Total Return Fund Bar Chart]

90         5.06
91        36.84
92         3.62
93        10.50
94        -2.41
95        27.96
96        12.73
97        17.65
98        25.96
99        15.60

ANNUAL RETURNS, CLASS B SHARES

(by calendar year 1990-1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in performance from year-to-year and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from inception (December 29, 1987) through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1990-1999)


                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                             16.87%               4/98
  Lowest return/worst quarter                             -7.43%               3/90

AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                           1 YEAR            5 YEARS            10 YEARS

  Total Return Fund
  Class A                                  10.05%            19.20%              14.48%
  Class B                                  10.60%            19.64%              14.78%
  Class C                                  14.60%            19.83%              14.78%

  S&P 500 Index*                           21.04%            28.56%              18.21%



* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                               TOTAL RETURN FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                                  5.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee(2)                                              0.64%     0.64%     0.64%

  Distribution and/or Service (12b-1) Fees(3)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.27%     0.27%     0.27%

  Total Annual Fund Operating Expenses(2)                        1.16%     1.91%     1.91%


EXAMPLE


The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  662      $  194               $  694               $  194               $  294

   3 years          $  898      $  600               $  900               $  600               $  600

   5 years          $1,153      $1,032               $1,232               $1,032               $1,032

  10 years          $1,881      $2,035               $2,035               $2,233               $2,233



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.

(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since the shareholder purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares effected within one year of the date of purchase.


(2) MainStay Management has voluntarily established a breakpoint for its management fees of 0.60% annually on assets in excess of $500 million. As a result, for the fiscal year ended December 31, 1999, the management fee paid was 0.61%, and total annual fund operating expenses were 1.13% for Class A shares and 1.88% for Class B paid and C shares. This fee breakpoint may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

MainStay International

Equity Fund

The International Equity Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that the Fund's Subadvisor believes present favorable opportunities.

INVESTMENT PROCESS


In pursuing the Fund's investment strategy, MacKay Shields LLC, the Fund's Subadvisor seeks to identify investment opportunities by beginning with country selection. Local currencies are then assessed for upside potential and downside risk. Finally, individual securities are evaluated based on the financial condition and competitiveness of individual companies. In making investments in foreign markets, the Subadvisor considers several factors, including:


- prospects for currency exchange

- interest rates

- inflation

- relative economic growth


- governmental policies.



As part of its investment strategy, the Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes or to increase the Fund's investment return. In addition, the Fund may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

                                                       INTERNATIONAL EQUITY FUND

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.


Since the Fund principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to:

- fluctuating currency values

- less liquid trading markets

- greater price volatility

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws


- changes in monetary policy.


The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund's investments include derivatives such as options, futures and forwards. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

INTERNATIONAL EQUITY FUND
[International Equity Fund Bar Chart]

95                                                                                4.27
96                                                                                9.05
97                                                                                3.78
98                                                                               19.34
99                                                                               26.60

ANNUAL RETURNS, CLASS B SHARES

(by calendar year 1995-1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in performance from year-to-year and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from inception (September 13, 1994) through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1995-1999)


                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                             19.23%               4/98
  Lowest return/worst quarter                            -13.82%               3/98

AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                              1 YEAR       5 YEAR            LIFE OF FUND

  International Equity Fund
  Class A                                     20.53%       11.83%.             10.63%
  Class B                                     21.60%       12.01%              10.91%
  Class C                                     25.60%       12.26%              11.03%

  Morgan Stanley Capital International
  EAFE Index*                                 26.96%       12.83%              11.97%



* The Morgan Stanley Capital International Europe, Australasia, Far East Index--the EAFE Index--is an unmanaged, capitalization-weighted index containing approximately 1,200 equity securities of companies located outside the U.S. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                       INTERNATIONAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                                  5.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                 1.00%     1.00%     1.00%

  Distribution and/or Service (12b-1) Fees(2)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.69%     0.69%     0.69%

  Total Annual Fund Operating Expenses                           1.94%     2.69%     2.69%


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  736      $  272               $  772               $  272               $  372

   3 years          $1,126      $  835               $1,135               $  835               $  835

   5 years          $1,539      $1,425               $1,625               $1,425               $1,425

  10 years          $2,690      $2,838               $2,838               $3,022               $3,022



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

---------------------------
YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.

---------------------------
BRADY BONDS are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are subject to the risks of foreign securities.

MainStay Global

High Yield Fund

The Global High Yield Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in high yield debt securities issued by governments, and their agencies and authorities, and corporations that are located in at least three different countries.

- The Fund focuses on debt securities that generally are rated in the lower rating categories of Moody's (Ba to B) and S&P (BB to B), or if unrated are deemed to be comparable by the Fund's Subadvisor.


- The Fund principally invests in countries that are considered emerging markets, and may invest in countries with established economies, that the Subadvisor, MacKay Shields LLC, believes present favorable opportunities.



- The Fund's principal investments include YANKEE (dollar-denominated) DEBT SECURITIES, BRADY BONDS and derivative instruments, such as FLOATERS, including INVERSE FLOATERS, SWAPS, futures and options.


The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts. The Fund may also buy foreign currency options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

INVESTMENT PROCESS

The Subadvisor identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and finally, evaluating specific securities based on the financial condition and competitiveness of the issuer. The Subadvisor considers factors such as prospects for a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.

                                                          GLOBAL HIGH YIELD FUND

---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.

---------------------------
In a typical SWAP transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.

PRINCIPAL RISKS
The values of debt securities fluctuate depending upon various factors, including:

- interest rates
- issuer creditworthiness

- market conditions


- maturities.


Since the Fund principally invests in foreign securities, it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These include losses due to:

- fluctuating currency values

- less liquid trading markets

- greater price volatility

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws


- changes in monetary policy.


The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.


The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

GLOBAL HIGH YIELD FUND

[Global High Yield Fund Bar Chart]
ANNUAL RETURNS, CLASS B SHARES
(calendar year 1999)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in performance from year-to-year and by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares for periods from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1999)


                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                              9.56%               4/99
  Lowest return/worst quarter                              1.42%               3/99

AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                                           1 YEAR            LIFE OF FUND
  Global High Yield Fund
  Class A                                                  12.84%              -3.60%
  Class B                                                  12.01%              -4.19%
  Class C                                                  16.01%              -1.69%

  J.P. Morgan Emerging Markets Bond Index*                 25.97%               3.69%



* The J.P. Morgan Emerging Markets Bond Index (EMBI) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds. As of 12/31/99, the EMBI included thirty issues with a total face value of $103.5 billion and a market capitalization of $74.6 billion. You cannot invest directly in an index.

                                                          GLOBAL HIGH YIELD FUND

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            4.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee(2)                                              0.70%     0.70%     0.70%

  Distribution and/or Service (12b-1) Fees(3)                    0.25%     1.00%     1.00%

  Other Expenses                                                 1.83%     1.83%     1.83%

  Total Annual Fund Operating Expenses(2)                        2.78%     3.53%     3.53%


EXAMPLE


The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  718      $  356               $  856               $  356               $  456

   3 years          $1,273      $1,083               $1,383               $1,083               $1,083

   5 years          $1,853      $1,831               $2,031               $1,831               $1,831

  10 years          $3,419      $3,630               $3,630               $3,801               $3,801



* Except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since the shareholder purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) MainStay Management has agreed to voluntarily reduce its fee payable with respect to the Global High Yield Fund to an annual percentage of 0.50% of average daily net assets. In addition, MainStay Management has voluntarily agreed to reimburse the Fund's expenses to the extent that annual operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares. As a result, for the fiscal year ended December 31, 1999, the management fee was waived, the Fund was reimbursed 0.38% and total annual fund operating expenses were 1.70% for Class A shares and 2.45% for Class B and C shares. These limitations may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------

The values of ASSET-BACKED SECURITIES are based on underlying pools of credit receivables.


MainStay International

Bond Fund

The International Bond Fund's investment objective is to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets primarily in debt securities of foreign governments, agencies and supranational organizations, and secondarily in debt securities of corporate issuers, located in a variety of countries with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that the Fund's Subadvisor believes present favorable opportunities.


The Fund's principal investments also include high yield debt securities (limited to 25% of net assets) rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor, MacKay Shields LLC, to be of comparable quality and MORTGAGE-RELATED and ASSET-BACKED SECURITIES. The Fund's principal investments may have fixed, variable, floating or inverse floating rates of interest.


INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Fund's Subadvisor seeks to identify investment opportunities by

- beginning with country selection

- then assessing local currencies for upside potential and downside risk


- and finally, evaluating individual securities based on the financial condition and competitiveness of specific issuers.


In making investments in foreign markets, the Subadvisor considers several factors including prospects for currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.

                                                         INTERNATIONAL BOND FUND

---------------------------
In a typical SWAP transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.
---------------------------
FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.

As part of its investment strategy, the Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes or to increase the Fund's investment return. Additionally, the Fund may buy and sell foreign currency options, securities and securities index options, and enter into SWAPS and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

PRINCIPAL RISKS


The values of debt securities fluctuate depending upon various factors, including:


- interest rates

- issuer creditworthiness

- market conditions


- maturities.



Since the Fund principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.



The Fund's investments include high yield debt securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of this increased risk of loss. These securities can also be subject to greater price volatility.


The Fund's principal investments include derivatives, such as FLOATERS, including INVERSE FLOATERS, and foreign currency options, foreign currency forward contracts, securities and securities index options, swaps, futures contracts and related options, and mortgage-related and asset-backed securities.

The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives (except for mortgage-related and asset-backed securities) may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.


The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

INTERNATIONAL BOND FUND

[International Bond Fund Bar Chart]

95   17.96
96   13.13
97    1.15
98   10.79
99   -8.94

ANNUAL RETURNS, CLASS B SHARES

(by calendar year 1995-1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in its performance from year-to-year and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from inception (September 13, 1994) up to December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception up to August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1995-1999)



                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                              7.87%               1/95
  Lowest return/worst quarter                             -5.35%               2/99


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                                     1 YEAR       5 YEAR       LIFE OF FUND

  International Bond Fund
  Class A                                            -12.35%      6.13%           5.81%
  Class B                                            -13.49%      6.06%           5.89%
  Class C                                            -9.85%       6.37%           6.03%

  Salomon Brothers Non-U.S. Dollar
  World Government Bond Index*                       -5.07%       5.90%           5.73%



* The Salomon Brothers Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Total returns reflect reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                         INTERNATIONAL BOND FUND

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            4.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee(2)                                              0.70%     0.70%     0.70%

  Distribution and/or Service (12b-1) Fees(3)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.96%     0.96%     0.96%

  Total Annual Fund Operating Expenses(2)                        1.91%     2.66%     2.66%


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  635      $  269               $  769               $  269               $  369

   3 years          $1,023      $  826               $1,126               $  826               $  826

   5 years          $1,435      $1,410               $1,610               $1,410               $1,410

  10 years          $2,582      $2,808               $2,808               $2,993               $2,993



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and, as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) MainStay Management has agreed to waive a portion of its management fee until the Fund reaches $50 million in net assets. As a result, for the fiscal year ended December 31, 1999, the management fee paid was 0.40%, and total annual fund operating expenses were 1.61% for Class A shares and 2.36% for Class B and C shares. This waiver may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

---------------------------
YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.

---------------------------
ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

MainStay High Yield

Corporate Bond Fund

The High Yield Corporate Bond Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 65% of its total assets in all types of domestic and foreign corporate debt securities that are ordinarily rated in the lower rating categories of Moody's (Ba and below) and S&P (BB and below) or that are unrated but that are considered by MacKay Shields LLC, the Fund's Subadvisor, to be of comparable quality.


INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Fund's principal investments include

- domestic corporate debt securities

- YANKEE (dollar-denominated) DEBT SECURITIES

- ZERO COUPON BONDS


- U.S. government securities.



The Fund may invest up to 25% of its total assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

                                                  HIGH YIELD CORPORATE BOND FUND

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including

- interest rates

- issuer creditworthiness

- market conditions


- maturities.


Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

HIGH YIELD CORPORATE BOND FUND

[High Yield Corporate Bond Fund Bar Chart]

90             -7.85
91             32.27
92             21.65
93             21.65
94              1.50
95             19.71
96             15.58
97             11.55
98              1.31
99              9.51

ANNUAL RETURNS, CLASS B SHARES

(by calendar year 1990-1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in performance from year-to-year and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from inception (May 1, 1986) through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1990-1999)


                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                             12.84%               1/91
  Lowest return/worst quarter                             -8.41%               3/98

AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                             1 YEAR            5 YEARS            10 YEARS

  High Yield Corporate Bond Fund
  Class A                                    5.36%             11.04%              11.95%
  Class B                                    4.51%             11.10%              12.10%
  Class C                                    8.51%             11.36%              12.10%

  First Boston High Yield Index*             3.28%              9.07%              11.06%



* The First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns reflect reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                  HIGH YIELD CORPORATE BOND FUND

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            4.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee(2)                                              0.60%     0.60%     0.60%

  Distribution and/or Service (12b-1) Fees(3)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.19%     0.19%     0.19%

  Total Annual Fund Operating Expenses(2)                        1.04%     1.79%     1.79%

EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.


                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  551      $  182               $  682               $  182               $  282

   3 years          $  766      $  563               $  863               $  563               $  563

   5 years          $  998      $  970               $1,170               $  970               $  970

  10 years          $1,664      $1,906               $1,906               $2,105               $2,105


* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) MainStay Management has voluntarily established a fee breakpoint for its management fee of 0.55% annually on assets in excess of $500 million. As a result, for the fiscal year ended December 31, 1999, the management fee paid was 0.56%, and total annual fund operating expenses were 1.00% for Class A shares and 1.75% for Class B and C shares. This fee breakpoint may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

---------------------------
FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.
---------------------------

The values of ASSET-BACKED SECURITIES are based on underlying pools of credit receivables.


MainStay Strategic
Income Fund

The Strategic Income Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in a diversified portfolio of domestic and foreign debt or debt-related securities issued by government and corporate issuers. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, FLOATING or INVERSE FLOATING rates of interest. Maturities of the securities held by the Fund will vary.


The Fund invests in various bond market sectors (U.S. government--including MORTGAGE-RELATED and ASSET-BACKED SECURITIES, foreign government, U.S. corporate and foreign corporate, including high yield securities in each of the sectors). The Fund's Subadvisor, MacKay Shields LLC, allocates the Fund's investments among the various bond market sectors based on current and projected economic and market conditions.


INVESTMENT PROCESS

The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. In addition, among the principal factors considered in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector are:

- fundamental economic cycle analysis

- credit quality


- interest rate trends.


The Fund also invests in a variety of countries, which may include countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. Securities of issuers in one country may be denominated in the currency of another country.

The Fund's principal investments also may include high yield debt securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund

                                                           STRATEGIC INCOME FUND

---------------------------
A WHEN-ISSUED SECURITY is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date. Similarly, in a FORWARD COMMITMENT, the Fund agrees to buy an issued security at a future date at a price determined at the time of the commitment.
---------------------------
In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

may invest up to 30% of its total assets in equity securities. The Fund's principal investments also include

- mortgage-related and asset-backed securities
- WHEN-ISSUED SECURITIES and FORWARD COMMITMENTS
The Fund may enter into MORTGAGE-DOLLAR ROLL TRANSACTIONS, buy and sell currency on a spot basis and may enter into foreign currency forward contracts for hedging purposes. The Fund may also buy foreign currency options and may use portfolio securities lending as a principal investment strategy.

PRINCIPAL RISKS


The values of debt securities fluctuate depending upon various factors, including:


- interest rates

- issuer creditworthiness

- market conditions


- maturities.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund invests in high yield debt securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund's principal investments include derivatives, such as mortgage-related and asset-backed securities and floaters, including inverse floaters. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of floaters and inverse floaters may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

STRATEGIC INCOME FUND
[Strategic Income Fund Bar Chart]
ANNUAL RETURNS, CLASS B SHARES

(by calendar year 1998-1999)



The principal risk of MORTGAGE-DOLLAR ROLLS is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of FORWARD COMMITMENTS and WHEN-ISSUED SECURITIES is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in its performance from year-to-year and by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception (February 28, 1997) through August 31, 1998. Class A shares were also introduced on February 28, 1997. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes after these dates vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1998-1999)



                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                              2.60%               1/98
  Lowest return/worst quarter                             -1.64%               3/98


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                                           1 YEAR            LIFE OF FUND

  Strategic Income Fund
  Class A                                                  -2.30%               3.27%
  Class B                                                  -3.46%               3.19%
  Class C                                                   0.54%               4.18%

  Three-Index Composite*                                   -0.81%               5.13%
  Lehman Brothers Aggregate
  Bond Index**                                             -0.82%               5.86%



* The Three-Index Composite assumes equal investments, with all interest and capital gains reinvested, in the Lehman Brothers Aggregate Bond Index, the First Boston High Yield Index, and the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. The indices represent the U.S. government and domestic investment grade sector, the U.S. high-yield sector, and the international bond sector, respectively. Total returns assume reinvestment of all income and capital gains. All indices are unmanaged and you cannot invest directly in the indices.


** The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers Government/Corporate, the Mortgage-Backed Securities, and the Asset-Backed Securities Indices. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                           STRATEGIC INCOME FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            4.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                 0.60%     0.60%     0.60%

  Distribution and/or Service (12b-1) Fees(2)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.49%     0.49%     0.49%

  Total Annual Fund Operating Expenses                           1.34%     2.09%     2.09%


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  580      $  212               $  712               $  212               $  312

   3 years          $  855      $  655               $  955               $  655               $  655

   5 years          $1,151      $1,124               $1,324               $1,124               $1,124

  10 years          $1,990      $2,227               $2,227               $2,421               $2,421



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------

The values of ASSET-BACKED SECURITIES are based on underlying pools of credit receivables.


---------------------------
FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

MainStay
Government Fund

The Government Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in U.S. government securities. It may invest up to 35% of its total assets in MORTGAGE-RELATED and ASSET-BACKED SECURITIES or other securities that are not U.S. government securities.

INVESTMENT PROCESS


In pursuing the Fund's investment strategies, the Fund's Subadvisor, MacKay Shields LLC, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.


The Fund's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include:

- U.S. Treasury bills (maturing in one year or less)

- notes (maturing in 1-10 years)

- bonds (generally maturing in more than 10 years)

- Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation.

Principal investments also include FLOATERS as well as money market instruments and cash equivalents.

As part of the Fund's principal strategies, the Subadvisor may use a variety of investment practices such as MORTGAGE-DOLLAR ROLL transactions, transactions on a WHEN-ISSUED basis and portfolio securities lending.

                                                                 GOVERNMENT FUND

---------------------------
In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.
---------------------------
A WHEN-ISSUED SECURITY is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

PRINCIPAL RISKS


The values of debt securities fluctuate depending upon various factors, including:


- interest rates

- issuer creditworthiness

- market conditions


- maturities.


You could lose money by investing in the Fund. Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgaged-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives.

The Fund's use of investment practices, such as mortgage-dollar rolls, forward commitments, transactions on a when-issued basis and securities lending, also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

GOVERNMENT FUND

[Government Fund Bar Chart]

90            6.92
91           13.40
92            3.81
93            5.88
94           -2.85
95           15.69
96            1.25
97            8.54
98            7.52
99           -3.60

ANNUAL RETURNS, CLASS B SHARES

(by calendar year 1990-1999)


PAST PERFORMANCE


The bar chart and tables indicate the risks of investing in the Fund by showing changes in its performance from year-to-year and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from inception (May 1, 1986) through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1990-1999)



                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                              6.34%               4/90
  Lowest return/worst quarter                             -2.72%               1/96


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                            1 YEAR            5 YEARS            10 YEARS

  Government Fund
  Class A                                   -7.18%             5.42%              5.36%
  Class B                                   -8.42%             5.35%              5.49%
  Class C                                   -4.56%             5.68%              5.49%

  Lehman Brothers Government
  Bond Index*                               -2.23%             7.44%              7.48%



* The Lehman Brothers Government Bond Index includes issues of the U.S. government and its agencies, as well as fixed-rate debt issues that are rated investment grade by Moody's, S&P, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged, and total returns reflect the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                                 GOVERNMENT FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            4.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee(2)                                              0.60%     0.60%     0.60%

  Distribution and/or Service (12b-1) Fees(3)                    0.25%     1.00%     1.00%

  Other Expenses                                                 0.28%     0.28%     0.28%

  Total Annual Fund Operating Expenses                           1.13%     1.88%     1.88%


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  560      $  191               $  691               $  191               $  291

   3 years          $  793      $  591               $  891               $  591               $  591

   5 years          $1,044      $1,016               $1,216               $1,016               $1,016

  10 years          $1,763      $2,003               $2,003               $2,201               $2,201



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) The MainStay Management has voluntarily established a breakpoint for its management fee of 0.55% annually on assets in excess of $1 billion. This fee breakpoint may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

---------------------------
FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

---------------------------
ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

MainStay California
Tax Free Fund

The California Tax Free Fund's investment objective is to seek to provide a high level of current income exempt from regular federal income tax and California personal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its total assets in securities that provide tax-exempt income to California residents, which may include securities issued by the State of California, the Commonwealth of Puerto Rico, Guam, the Virgin Islands and their political subdivisions, agencies and authorities. These securities could have fixed, variable or FLOATING RATES of interest or be ZERO COUPON municipal bonds.



The two main types of municipal bonds are GENERAL OBLIGATION and REVENUE BONDS. The Fund also may purchase INDUSTRIAL DEVELOPMENT and POLLUTION CONTROL BONDS.


The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax (AMT) for individual shareholders.

INVESTMENT PROCESS


The Fund's Subadvisor, MacKay Shields LLC, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.


The long-term tax-exempt securities purchased by the Fund must be rated in one of the top four categories by Moody's (Baa and above) or S&P (BBB and above), or if unrated, determined by the Subadvisor to be of comparable quality. Short-term tax-exempt securities must be rated in one of the top three categories by Moody's (MIG3/VMIG3 and above) or S&P (A-3 and above) and municipal commercial paper must be rated P-1 by Moody's or A-1 by S&P.

As part of its investment strategy, the Fund also may buy and sell call and put options, invest in futures contracts on debt securities or securities indexes, and invest in options on futures contracts.

                                                        CALIFORNIA TAX FREE FUND

---------------------------
Issuers of GENERAL OBLIGATION BONDS include states, counties, cities, towns and regional districts. Payments of principal and interest are secured by the issuer's pledge of its full faith, credit and taxing powers.
---------------------------
REVENUE BONDS are issued to finance capital projects. They are repaid from revenues raised by the project that the bonds finance. Many bonds also provide additional security.
---------------------------
INDUSTRIAL DEVELOPMENT and POLLUTION CONTROL BONDS are generally revenue bonds and are issued by, or on behalf of, public authorities or investor-owned companies to raise money to finance various privately operated facilities.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates

- issuer creditworthiness
- market conditions

- maturities.


Since the Fund concentrates its investments in California securities, the NAV of the Fund's shares can be adversely affected by political developments or economic events in California, including a default of a municipal issuer or a financial crisis.

Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indexes, and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

INDUSTRIAL DEVELOPMENT, POLLUTION CONTROL and REVENUE BONDS are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.


The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer and to economic, political or regulatory occurrences.


To help you decide whether taxable or non-taxable yields are better for you, see Appendix A for a comparative yield table.

CALIFORNIA TAX FREE FUND
[California Tax Free Bond Bar Chart]

92                                                                                7.88
93                                                                               12.71
94                                                                               -4.88
95                                                                               15.18
96                                                                                3.44
97                                                                                7.90
98                                                                                5.33
99                                                                               -6.79

ANNUAL RETURNS, CLASS A SHARES

(by calendar year 1992-1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in its performance from year-to-year and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class B shares, first offered on January 3, 1995, include the historical performance of Class A shares from inception (October 1, 1991) through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS A SHARES

(1992-1999)


                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                              5.94%               1/95
  Lowest return/worst quarter                             -4.60%               1/94

AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                       1 YEAR             5 YEARS            LIFE OF FUND

  California Tax Free Fund
  Class A                              -10.98%             3.80%                4.36%
  Class B                              -11.59%             4.17%                4.79%
  Class C                               -7.87%             4.51%                4.79%

  Lehman Brothers Municipal
  Bond Index*                           -2.06%             6.91%                6.43%



* The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                        CALIFORNIA TAX FREE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            4.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee(2)                                              0.50%     0.50%     0.50%

  Distribution and/or Service (12b-1) Fees(3)                    0.25%     0.50%     0.50%

  Other Expenses                                                 0.56%     0.56%     0.56%

  Total Annual Fund Operating Expenses(2)                        1.31%     1.56%     1.56%


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower then those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  577      $  159               $  659               $  159               $  259

   3 years          $  847      $  493               $  793               $  493               $  493

   5 years          $1,136      $  850               $1,050               $  850               $  850

  10 years          $1,958      $1,789               $1,789               $1,856               $1,856



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) MainStay Management has voluntarily agreed to reimburse the Fund's expenses to the extent that annual operating expenses exceed 1.24% of average daily net assets for Class A shares and 1.49% of average daily net assets for Class B and C shares. As a result, for the fiscal year ended December 31, 1999, the management fee paid was 0.43% and total annual fund operating expenses were 1.24% for Class A shares and 1.49% for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

---------------------------
FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

---------------------------
ZERO COUPON bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

MainStay New York
Tax Free Fund

The New York Tax Free Fund's investment objective is to seek to provide a high level of current income exempt from regular federal income tax and personal income tax of New York State and its political subdivisions, including New York City, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that provide tax-exempt income to New York residents, which may include securities issued by the State of New York, the Commonwealth of Puerto Rico, Guam, the Virgin Islands and their political subdivisions, agencies and authorities. These could have fixed, variable or FLOATING RATES of interest or be ZERO COUPON municipal bonds.

The two main types of municipal bonds are GENERAL OBLIGATION and REVENUE bonds. The Fund also may purchase INDUSTRIAL DEVELOPMENT and POLLUTION CONTROL BONDS.

The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax (AMT) for individual shareholders.

INVESTMENT PROCESS


The Fund's Subadvisor, MacKay Shields LLC, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.


The long-term tax-exempt securities purchased by the Fund must be rated in one of the top four categories by Moody's (Baa and above) or S&P (BBB and above), or if unrated, determined by the Subadvisor to be of comparable quality. Short-term tax-exempt securities must be rated in one of the top three categories by Moody's (MIG3/VMIG3 and above) or S&P (A-3 and above) and municipal commercial paper must be rated P-1 by Moody's or A-1 by S&P.

As part of its investment strategy the Fund also may buy and sell call and put options, invest in futures contracts on debt securities or securities indexes and invest in options on futures contracts.

                                                          NEW YORK TAX FREE FUND

---------------------------
Issuers of GENERAL OBLIGATION BONDS include states, counties, cities, towns and regional districts. Payments of principal and interest are secured by the issuer's pledge of its full faith, credit and taxing powers.
---------------------------
REVENUE BONDS are issued to finance capital projects. They are repaid from revenues raised by the project that the bonds finance. Many bonds also provide additional security.
---------------------------
INDUSTRIAL DEVELOPMENT and POLLUTION CONTROL BONDS are generally revenue bonds and are issued by, or on behalf of, public authorities or investor-owned companies to raise money to finance various privately operated facilities.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates

- issuer creditworthiness
- market conditions

- maturities.


Since the Fund concentrates its investments in New York securities, the NAV of the Fund's shares can be adversely affected by political developments or economic events in New York, including a default of a municipal issuer or a financial crisis.

Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indexes and options on futures contracts.

The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

INDUSTRIAL DEVELOPMENT, POLLUTION CONTROL and REVENUE BONDS are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.


The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.


To help you decide whether taxable or nontaxable yields are better for you, see Appendix A for a comparative yield table.

NEW YORK TAX FREE FUND

[New York Tax Free Fund]

92          9.01
93         12.11
94         -4.71
95         15.97
96          3.06
97          8.39
98          5.38
99         -5.22

ANNUAL RETURNS, CLASS A SHARES

(by calendar year 1992-1999)


PAST PERFORMANCE


The bar chart and tables indicate the risks of investing in the Fund by showing changes in performance from year-to-year and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class B shares, first offered on January 3, 1995, include the historical performance of Class A shares from inception (October 1, 1991) through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes after these dates vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS A SHARES

(1992-1999)


                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                              5.48%               1/95
  Lowest return/worst quarter                             -4.81%               1/94

AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                        1 YEAR             5 YEARS            LIFE OF FUND

  New York Tax Free Fund
  Class A                                -9.48%             4.32%                4.77%
  Class B                               -10.23%             4.67%                5.18%
  Class C                                -6.45%             5.01%                5.18%

  Lehman Brothers Municipal
  Bond Index*                            -2.06%             6.91%                6.43%



* The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                          NEW YORK TAX FREE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            4.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee(2)                                              0.50%     0.50%     0.50%

  Distribution and/or Service (12b-1) Fees(3)                    0.25%     0.50%     0.50%

  Other Expenses                                                 0.72%     0.72%     0.72%

  Total Annual Fund Operating Expenses(2)                        1.47%     1.72%     1.72%


EXAMPLE


The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  593      $  175               $  675               $  175               $  275

   3 years          $  894      $  542               $  842               $  542               $  542

   5 years          $1,217      $  933               $1,133               $  933               $  933

  10 years          $2,128      $1,963               $1,963               $2,030               $2,030



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) MainStay Management has voluntarily agreed to reimburse the Fund's expenses to the extent that annual operating expenses exceed 1.24% of average daily net assets for Class A shares and 1.49% of average daily net assets for Class B and C shares. As a result, for the fiscal year ended December 31, 1999, the management fee paid was 0.27%, and total annual fund operating expenses were 1.24% for Class A shares and 1.49% for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

---------------------------
Issuers of GENERAL OBLIGATION BONDS include states, counties, cities, towns and regional districts. Payments of principal and interest are secured by the issuer's pledge of its full faith, credit and taxing powers.

---------------------------
REVENUE BONDS are issued to finance capital projects. They are repaid from revenues raised by the project that the bonds finance. Many bonds also provide additional security.

MainStay Tax Free
Bond Fund

The Tax Free Bond Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests in tax-exempt securities that are, at the time of purchase, rated in one of the top four categories (or short-term tax-exempt securities rated in one of the top three categories) by Moody's or S&P. Not more than 20% of the Fund's net assets may be invested in unrated tax-exempt securities that are deemed by the Fund's Subadvisor, MacKay Shields LLC, to be of comparable quality.


The Fund normally invests at least 80% of its net assets in "municipal bonds" issued by, or on behalf of, the

- states

- District of Columbia

- territories, commonwealths and possessions of the United States and their political subdivisions

- agencies, authorities and instrumentalities of these entities

The two main types of municipal bonds are GENERAL OBLIGATION and REVENUE BONDS. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax (AMT) for individual shareholders.

                                                              TAX FREE BOND FUND

---------------------------
INDUSTRIAL DEVELOPMENT and POLLUTION CONTROL BONDS are generally revenue bonds and are issued by, or on behalf of, public authorities or investor-owned companies to raise money to finance various privately operated facilities.
---------------------------
ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.



INVESTMENT PROCESS

The Subadvisor uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.

Up to 25% of the Fund's total assets may be invested in INDUSTRIAL DEVELOPMENT BONDS. The Fund also may invest in POLLUTION CONTROL BONDS and ZERO COUPON BONDS.


The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state).


Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

PRINCIPAL RISKS


The values of debt securities fluctuate depending upon various factors, including:


- interest rates

- issuer creditworthiness

- market conditions


- maturities.


Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indexes and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

INDUSTRIAL DEVELOPMENT, POLLUTION CONTROL, and REVENUE BONDS are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.

To help you decide whether taxable or nontaxable yields are better for you, see Appendix A for a comparative yield table.

TAX FREE BOND FUND

[Tax Free Bond Fund Bar Chart]
ANNUAL RETURNS, CLASS B SHARES

(by calendar year 1990-1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in performance from year-to-year and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from inception (May 1, 1986) through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes after these dates vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1990-1999)


                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                              6.28%               1/95
  Lowest return/worst quarter                             -5.12%               1/94

AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                           1 YEAR             5 YEARS            10 YEARS

  Tax Free Bond Fund
  Class A                                  -10.94%             3.97%              4.72%
  Class B                                  -11.61%             4.39%              5.10%
  Class C                                   -7.89%             4.72%              5.10%

  Lehman Brothers Municipal
  Bond Index*                               -2.06%             6.91%              6.89%



* The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                              TAX FREE BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            4.50%      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)(1)                                         None     5.00%     1.00%

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                 0.60%     0.60%     0.60%

  Distribution and/or Service (12b-1) Fees(2)                    0.25%     0.50%     0.50%

  Other Expenses                                                 0.17%     0.17%     0.17%

  Total Annual Fund Operating Expenses                           1.02%     1.27%     1.27%

EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.


                   CLASS A                    CLASS B                                   CLASS C
                              Assuming no      Assuming redemption      Assuming no      Assuming redemption
  Expenses after              redemption    at the end of each period   redemption    at the end of each period

   1 year           $  549      $  129               $  629               $  129               $  229

   3 years          $  760      $  403               $  703               $  403               $  403

   5 years          $  988      $  697               $  897               $  697               $  697

  10 years          $1,642      $1,464               $1,464               $1,534               $1,534


* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on certain redemptions of Class A shares that were purchased at net asset value, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

---------------------------

VARIABLE RATE NOTES are debt securities that provide for periodic adjustments in their interest rate.
---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.
---------------------------

The values of ASSET-BACKED SECURITIES are based on underlying pools of credit receivables.


MainStay Money
Market Fund

The Money Market Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in short-term dollar-denominated securities maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. Securities in which the Fund invests may include:


- U.S. government securities

- bank and bank holding company obligations, such as CDs and bankers' acceptances

- commercial paper, which is short-term, unsecured loans to corporations

- other corporate loans of one year or less


- dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars.



The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and ASSET-BACKED SECURITIES.



All securities purchased by the Fund must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940, which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

                                                               MONEY MARKET FUND

PRINCIPAL RISKS

Not Guaranteed

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Fund invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include:


- political and economic instability

- less publicly available information about issuers


- changes in U.S. or foreign tax or currency laws.



The Fund's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If MacKay Shields LLC, the Fund's Subadvisor, is wrong about its expectations about changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss.

MONEY MARKET FUND

[Capital Appreciation Fund Bar Chart]
ANNUAL RETURNS, ALL CLASSES

(by calendar year 1990-1999)


PAST PERFORMANCE


The bar chart and tables indicate some of the risks of investing in the Fund by showing changes in its performance from year-to-year and by showing how the Fund's average annual returns for one, five and ten years compare to those of an appropriate index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from inception (May 1, 1986) through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception through August 31, 1998. TO OBTAIN CURRENT YIELD INFORMATION, CALL 1-800-MAINSTAY. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, ALL CLASSES

(1990-1999)



                                                           RETURN           QUARTER/YEAR
  Highest return/best quarter                              1.93%                2/90
  Lowest return/worst quarter                              0.64%                2/93


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                                             1 YEAR            5 YEARS            10 YEARS

  Money Market Fund
  All Classes                                4.65%              5.03%              4.85%
  7-day Yield: 5.38%

  Average Lipper Money Market Fund*          4.49%              4.95%              4.80%



* The Average Lipper Money Market Fund is an equally weighted performance index adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper universe. Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

                                                               MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                CLASS A   CLASS B   CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                             None      None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None      None      None

  Exchange Fee                                                       *         *         *

  Maximum Account Fee                                               **        **        **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee(1)                                              0.47%     0.47%     0.47%

  Distribution and/or Service (12b-1) Fees                        None      None      None

  Other Expenses                                                 0.38%     0.38%     0.38%

  Total Annual Fund Operating Expenses(1)                        0.85%     0.85%     0.85%


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. Expenses are the same for each class.



                                 ALL CLASSES
                   Assuming no      Assuming redemption
  Expenses after   redemption    at the end of each period

   1 year            $   87               $   87

   3 years           $  271               $  271

   5 years           $  471               $  471

  10 years           $1,049               $1,049



* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.


** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on accounts with balances below $500. There are exceptions. See the Shareholder Guide.


(1) The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $300 million; 0.45% from $300 to $700 million; 0.40% from $700 million to $1 billion; and 0.35% in excess of $1 billion. MainStay Management has voluntarily agreed to reimburse the Fund's expenses to the extent that annual operating expenses exceed 0.70% of average daily net assets. As a result, for the fiscal year ended December 31, 1999, the management fee paid was 0.32%, and total annual fund operating expenses were 0.70% for each class. This reimbursement may be discontinued at any time without notice.

More About Principal Investment Strategies and Principal Risks


Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the prospectus. The information below describes in greater detail the Fund's principal investments, investment practices and risks.


DERIVATIVE SECURITIES


The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currency or indices. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If a Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. The Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES


Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.


SWAP AGREEMENTS



Certain Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.



Whether a Fund's use of swap agreements will be successful will depend on whether the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See Tax Status in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.


RISK MANAGEMENT TECHNIQUES


Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.


These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. The security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

FOREIGN SECURITIES


Foreign investments could be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in U.S. securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.



Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.



Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. A Fund may, however, engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."


LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")


High yield debt securities (sometimes called junk bonds) are rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Subadvisor, are sometimes, considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


MUNICIPAL SECURITIES AND MUNICIPAL LEASE OBLIGATIONS



The two main types of municipal bonds are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its full faith, credit and taxing power to repay the principal and interest. "Revenue" bonds are repaid from the revenue of a particular facility (or group of facilities) or from proceeds of a specific revenue source. (Examples: bonds used to raise funds for highways, airports and hospitals.)



Municipal lease obligations are tax-exempt securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and may be less likely to repay principal and interest.


PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. The portfolio turnover for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

TEMPORARY DEFENSIVE INVESTMENTS


In times of unusual or adverse conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, each Fund may invest without limit in money market and other investments. During such times, a Fund may not invest in accordance with its investment objective or investment strategies and, as a result, may not achieve its investment objectives.

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, the High Yield Corporate Bond Fund may invest without limit in cash and cash equivalents. During this time, the Fund may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities.


In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes the California and New York Tax Free Funds may each invest without limit in cash and cash equivalents.



Each of the California Tax Free and New York Tax Free Funds may also, for temporary defensive purposes, invest more than 25% of its total assets in industrial development and pollution control bonds where the users of facilities financed by such bonds are located in the same geographic region or where the proceeds are used to finance similar types of projects.



In cases where users are in the same locale, or where proceeds are used for similar projects, there may be additional risk. In an economic downturn in the area, or if a business or political development affects the area or type of project, there could generally be less need for the facilities. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.



In addition, in adverse market conditions such as an uncertain interest rate environment or when, in the opinion of the Funds' Subadvisor, no suitable tax-exempt securities are available, each Fund may temporarily invest more than 20% of its total assets in:



- taxable money market instruments



- tax-exempt securities of another state which are not exempt from taxes in California or New York, as applicable



- tax-exempt securities subject to the AMT.



Only those tax-exempt securities of another state which satisfy the applicable credit and quality standards for California tax-exempt securities may be purchased by the California Tax Free Fund and only those tax-exempt securities of another state that satisfy the applicable credit and quality standards for New York tax-exempt securities may be purchased by the New York Tax Free Fund.

In unusual market conditions, the International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.



SPECIAL RISK CONSIDERATIONS FOR THE



CALIFORNIA TAX FREE FUND AND



NEW YORK TAX FREE FUND


California municipal securities



Investors should be aware that certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California municipal securities. For instance, certain provisions of the California Constitution and statutes that limit the taxing and spending authority of California governmental entities may impair the ability of the issuers of some California municipal securities to maintain debt service on their obligations. Other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.



New York municipal securities



Investors should be aware that New York State and New York City face long-term economic problems which could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations. The credit standings of New York State and of certain local governments (including New York City) have been, and could be further, reduced.



For a discussion of certain matters relating to the fiscal policies and financial condition of the states of California and New York and their political subdivisions, see the Statement of Additional Information ("SAI").


THE EQUITY INDEX FUND GUARANTEE


NYLIFE LLC ("NYLIFE"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, exactly 10 years from the date of purchase (the "Guarantee Date"), the NAV of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that 10-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.



If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed

Amount with respect to each Guaranteed Share by the amount of the cash distribution. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee. When Equity Index Fund shares are sold, MainStay first redeems the shares you've held longest.


Following the Guarantee Date, the shares of the Equity Index Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the Index.


NYLIFE became a limited liability company on September 30, 1999. Prior to this time, NYLIFE had been a New York corporation incorporated on January 26, 1984. Audited financial statements for NYLIFE for its most recent fiscal year ended December 31, 1999, appear in the SAI.



New York Life is a mutual life insurance company. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. None of the Fund, New York Life, MainStay Management, Monitor, NYLIFE Distributors Inc., any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.



For more information on the Guarantee, see the SAI.

                      [This page intentionally left blank]

Shareholder


Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your MainStay investments.

BEFORE YOU INVEST:

DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY


MainStay Funds offers three share classes: A, B and C (except for the Equity Index Fund, which only offers Class A shares). These classes differ only in their sales, service and/or distribution expenses and any other specific expenses the Board of Trustees may approve. When you invest in Class A shares you generally pay an initial sales charge, but Class A shares have lower ongoing service and/or distribution expenses than either Class B or Class C shares. (These service and/or distribution expenses are also known as Rule 12b-1 fees; none of the Money Market Fund share classes have sales charges or Rule 12b-1 fees.) A more complete description of each class follows. You may want to review these arrangements with your investment professional before selecting which class to invest in.



                         CLASS A SHARES     CLASS B SHARES           CLASS C SHARES

  Initial sales charge    Yes             No                    No

  Ongoing service         0.25%           0.75%                 0.75% distribution(1)
  and/or distribution                     distribution(1)       0.25% service
  fee                                     0.25% service         1.00% total(2)
                                          1.00% total(2)

  Contingent deferred     None in         Sliding scale over    1% on sale of shares
  sales charge            most cases      six years             held for one year or less

  Conversion feature      No              Yes                   No



(1) 0.25% for the California Tax Free, New York Tax Free and Tax Free Bond
    Funds.


(2) 0.50% of the California Tax Free, New York Tax Free and Tax Free Bond Funds.


Class A share considerations



- When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value ("NAV"), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the tables below show. We also describe below how you may reduce or eliminate the initial sales charge. (See "Reducing the Initial Sales Charge.")


- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than

                                                               SHAREHOLDER GUIDE

  you would with the same investment in Class B or Class C shares. Nevertheless, you're usually better off purchasing Class A shares and paying an up-front sales charge if you:


  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge, or


  - qualify for a reduced or eliminated sales charge.

As compared to Class B and Class C shares, with A shares:


- your per share dividends, if any, will be higher



- your NAV per share will generally be higher


- total performance per share will be higher.


CLASS A SHARES SALES CHARGE TABLES



Equity Index Fund


        PURCHASE                      SALES CHARGE AS A                SALES CHARGE
         AMOUNT                      % OF OFFERING PRICE              AS A % OF NAV
  Less than $100,000                        3.00%                         3.09%
  $100,000 to $249,999                      2.50%                         2.56%
  $250,000 to $499,999                      2.00%                         2.04%
  $500,000 to $999,999                      1.50%                         1.52%
  $1,000,000 or more*                        None                          None

Global High Yield Fund, International Bond Fund, High Yield Corporate Bond Fund, Strategic Income Fund, Government Fund, California Tax Free Fund, New York Tax

Free Fund, Tax Free Bond Fund

        PURCHASE                      SALES CHARGE AS A                SALES CHARGE
         AMOUNT                      % OF OFFERING PRICE              AS A % OF NAV
  Less than $100,000                        4.50%                         4.71%
  $100,000 to $249,000                      3.50%                         3.63%
  $250,000 to $499,000                      2.50%                         2.56%
  $500,000 to $999,000                      2.00%                         2.04%
  $1,000,000 or more*                        None                          None

SHAREHOLDER GUIDE


Small Cap Growth Fund, Small Cap Value Fund, Capital Appreciation Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Equity Income Fund, MAP Equity Fund, Research Value Fund, Value Fund, Strategic Value Fund, Convertible Fund, Total Return Fund, International Equity Fund


        PURCHASE                      SALES CHARGE AS A                SALES CHARGE
         AMOUNT                      % OF OFFERING PRICE              AS A % OF NAV
  Less than $50,000                         5.50%                         5.82%
  $50,000 to $99,999                        4.50%                         4.71%
  $100,000 to $249,999                      3.50%                         3.63%
  $250,000 to $499,999                      2.50%                         2.56%
  $500,000 to $999,999                      2.00%                         2.04%
  $1,000,000 or more*                        None                          None

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of such shares within one year of the date of purchase.


- REDUCING THE INITIAL SALES CHARGE



 As the Sales Charge Tables show, the larger your investment, the lower your initial sales charge, and there is no initial sales charge for investments of $1 million or more. You can increase the amount of your investment to reduce your initial sales charge, in the following ways:



    RIGHTS OF ACCUMULATION



    You can count towards the amount of your investment your total account value in all share classes of the MainStay Funds (except shares in the Money Market Fund). (We may terminate or change this privilege at any time on written notice.) For example, if you have $1 million invested in Class B shares, you can invest in Class A shares of any MainStay Fund without an initial sales charge.



    LETTER OF INTENT



    You can sign a Letter of Intent, in which you agree to invest a certain amount (your goal) in any of the MainStay Funds over a 24-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $100,000, and the sales charge will be adjusted if you do not meet your goal.



    COMBINE WITH FAMILY MEMBERS



    You can also count towards the amount of your investment all investments in any of the MainStay Funds, in any class of shares, by your spouse and your children under age 21 ("Family Members"), including their Rights of Accumulation and goals under a Letter of Intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "Purchase, Redemption, Exchanges and Repurchase -- Reduced Sales Charges" in the SAI.



108
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                                                               SHAREHOLDER GUIDE


    TELL US YOUR INVESTMENT AMOUNT



    To receive the reduced sales charge, you must tell us about any eligible amounts under Rights of Accumulation or a Letter of Intent that you and your Family Members have at the time of your initial or subsequent purchase. For example, if an initial investment that was less than $1 million grows to over $1 million, you must tell us that you qualify to purchase Class A shares without an initial sales charge when you make a subsequent investment.



- GROUP RETIREMENT PLAN PURCHASES



 You will not pay an initial sales charge if you purchase shares through a group retirement plan (other than non-ERISA 403(b) plans and IRA plans) that reaches either



 - 50 or more participants or



 - an aggregate investment in shares of any class of the Funds of $1,000,000 or more.



 Rights of Accumulation and goals under a Letter of Intent will count towards the investment amount for purposes of eliminating or reducing the sales charge.



 You must tell us about any initial or subsequent purchases that qualify for a reduced or eliminated sales charge. For example, if the number of participants in your plan increases to 50 or more subsequent to your initial investment, you must tell us in order to purchase Class A shares without an initial sales charge.



 If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service providers concerning their ability to maintain shares in two different classes. Class B and Class C shares may not be available to new retirement plan accounts, which would be directed to invest in Class A shares.



- PURCHASES THROUGH FINANCIAL SERVICES FIRMS



 You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a special arrangement with us. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

SHAREHOLDER GUIDE


- CONTINGENT DEFERRED SALES CHARGE



 If you receive a reduced sales charge or your sales charge is eliminated, we may impose a contingent deferred sales charge of 1% if you redeem your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.



- There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life and its affiliates. These categories are described in the SAI.



- For more information about these considerations, call your investment professional or MainStay Shareholder Services LLC ("MSS," the Funds' Transfer Agent) at 1-800 MainStay, and read the information under "Purchase, Redemption, Exchanges and Repurchase -- Contingent Deferred Sales Charge, Class A" in the SAI.



CLASS B SHARE CONSIDERATIONS



- Since you pay no initial sales charge, an investment of less than $1 million in Class B shares buys more shares than the same investment would in Class A shares. But you pay higher ongoing service and/or distribution fees. Compared to Class A shares:



  - your per share dividends, if any, will be lower


  - your NAV will generally be lower

  - total performance per share will be lower

- In most circumstances, you pay a contingent deferred sales charge if you sell Class B shares within six years of buying them, as shown in the following table:

   FOR SHARES      CONTINGENT DEFERRED SALES CHARGE AS A
  SOLD IN THE:   % OF AMOUNT REDEEMED SUBJECT TO THE CHARGE
  First year                             5.0%
  Second year                            4.0%
  Third year                             3.0%
  Fourth year                            2.0%
  Fifth year                             2.0%
  Sixth year                             1.0%
  Thereafter                             None

There are exceptions. See the SAI.

- When you sell Class B shares, MainStay first redeems the shares you've held longest to minimize your sales charges.


- Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. This reduces service and/or distribution fees.



110
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                                                               SHAREHOLDER GUIDE

---------------------------

Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing Rule 12b-1 fees for the life of their investment.


- If you owned your Class B shares on October 24, 1997, when the conversion feature was implemented, they will be converted on or about December 31, 2005.

- MainStay expects all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Trustees reserve the right to modify or eliminate this share class conversion feature.

CLASS C SHARE CONSIDERATIONS


- Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. But you pay higher ongoing service and/or distribution fees.



- Compared to Class A shares:



  - your per share dividends, if any, will be lower



  - your NAV will generally be lower



  - total performance per share will be lower



- You pay a 1% contingent deferred sales charge only if you redeem shares held for one year or less.



- As is the case with Class B shares, MainStay first redeems the shares you've held longest to minimize your sales charges.



The Funds' Distributor, NYLIFE Distributors Inc., or its affiliates, at their expense, also may from time to time provide additional promotional incentives and/or compensation, including commission payments for sales of Class B shares, to dealers who sell Fund shares or provide services to shareholders.


INFORMATION ON FEES AND SALES CHARGES
Rule 12b-1 plans


Each Fund, other than the Money Market Fund, has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for each class of shares. Rule 12b-1 service and/or distribution fees are paid to the Distributor. The Class A Rule 12b-1 fee may be paid for distribution or service activities. The Class B and Class C Rule 12b-1 distribution fees are paid for distribution activities. The Class B and Class C Rule 12b-1 service fees are paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.


Contingent deferred sales charge, Class B and Class C

A contingent deferred sales charge will be imposed on redemptions of Class B and Class C shares of the Funds, at the rates described above, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder

---------------------------
"Good order" means all the necessary information, signatures and documentation have been received.

---------------------------

The minimum initial investment amount (except for Equity Index Fund) is waived for purchases by the Trustees and New York Life and its subsidiaries and their employees, officers, directors or agents.


SHAREHOLDER GUIDE

for the purchase of Class B shares in that Fund during the preceding six years or Class C shares in that Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:
- the current aggregate net asset value of Class B or Class C shares of that Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares, plus
- the current aggregate net asset value of Class B or Class C shares of that Fund purchased through reinvestment of dividends or distributions, plus
- increases in the net asset value of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years for Class B shares or one year for Class C shares.


The contingent deferred sales charge will be paid to and retained by the Distributor. For information about waivers, see the SAI.

BUYING AND SELLING MAINSTAY SHARES

How to Open Your MainStay Account


Return your completed MainStay application with a check for the amount of your investment to your investment professional. If your initial investment is at least $5,000 in any Fund but the Money Market Fund, have your investment professional place your order by phone. If you place your order by phone, MainStay must receive your completed application and check in good order within three business days.



(MainStay cannot process Money Market Fund purchases by phone.)



When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.



You buy shares at net asset value (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 4 pm Eastern time; except for the Money Market Fund, which is calculated at noon) every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Shareholder Services receives your order in good order.


Investment minimums


- $500 for any single MainStay Fund except the Money Market and the Equity Index Funds



- $1,000 for the Money Market and the Equity Index Funds

                                                               SHAREHOLDER GUIDE


- $50 for each subsequent investment except for the Equity Index Fund, which is $1,000
  or



- $100 for initial and $50 for subsequent purchases through a systematic investment plan (except for the Money Market and the Equity Index Funds).

SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT


                               HOW                                     DETAILS

  BY PHONE:        Through your investment      * You cannot buy Money Market Fund shares by phone.
                   professional: Between 8 am   * MainStay must receive your application and check in
                   and 6 pm Eastern time any      good order within three business days. If not,
                   day the New York Stock         MainStay can cancel your order and hold you liable
                   Exchange is open; call         for costs incurred in placing it.
                   before 4 pm to buy shares    * $5,000 minimum.
                   at the current day's price.


BUYING ADDITIONAL SHARES


                               HOW                                     DETAILS

  BY WIRE:         To buy shares the same day,  Have your investment professional phone in your order
                   MainStay must receive your   and wire the purchase amount to:
                   wired money by 4 pm.         State Street Bank and Trust Company.
                                                * ABA #011 0000 28
                                                * The MainStay Funds (DDA #99029415)
                                                * Attn: Custody and Shareholder Services
                                                * Fund name and class
                                                * your account number
                                                * name(s) of investor(s)

  ELECTRONICALLY:  ACH                          Call 1-800-MainStay
                   Eligible investors can
                   purchase shares by using
                   electronic debits from a
                   designated bank account.

  BY MAIL:         Address your order to:       Make your check payable to The MainStay Funds. Be
                   The MainStay Funds           sure to write on your check the Fund name, account
                   P.O. Box 8401                number and class of shares.
                   Boston, MA 02266-8401        * $50 minimum (except Equity Index Fund, which is
                                                  $1,000).
                   Send overnight orders to:
                   The MainStay Funds
                   c/o Boston Financial
                   Data Services
                   66 Brooks Drive
                   Braintree, MA 02184



114
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                                                               SHAREHOLDER GUIDE

SELLING SHARES


                               HOW                                     DETAILS

  BY PHONE:        TO RECEIVE PROCEEDS BY       - The maximum order MainStay can process is $100,000.
                   CHECK:                       - MainStay will only send checks to the account's
                   Through your investment        owner at the owner's address of record and will not
                   professional, or call          send checks to addresses on record for 30 days or
                   1-800-MAINSTAY between 8 am    less.
                   and 6 pm Eastern time any
                   day the New York Stock
                   Exchange is open; call
                   before 4 pm to sell shares
                   at the current day's prices
                   (NAV).

                   TO RECEIVE PROCEEDS BY       - MainStay must have your bank account information on
                   WIRE:                          file.
                   Call 1-800-MAINSTAY.         - Generally, after receiving your sell order by
                   Eligible investors may sell  phone, MainStay will send the proceeds by bank wire
                   shares and have proceeds       to your designated bank account the next business
                   electronically credited to     day, although it may take up to seven days to do
                   a designated bank account.     so. Your bank may charge you a fee to receive the
                   You can have redemption        wire transfer.
                   proceeds wired any day       - MainStay charges a $10 fee per transaction.
                   banks and the New York       - $5,000 minimum.
                   Stock Exchange are open.

  BY MAIL:         Address your order to:       Write a letter of instruction that includes:
                   The MainStay Funds           - your name(s) and signature(s)
                   P.O. Box 8401                - your account number
                   Boston, MA 02266-8401        - Fund name and class of shares
                                                - dollar or share amount you want to sell.
                   Send overnight orders to:    - Obtain a signature guarantee or other
                   The MainStay Funds           documentation, if required.
                   c/o Boston Financial         There is a $15 fee for checks mailed to you
                   Data Services                overnight. There is a $10 fee for wire redemptions.
                   66 Brooks Drive
                   Braintree, MA 02184

SHAREHOLDER GUIDE
---------------------------
Reinvestment won't relieve you of any tax consequences on gains realized from the sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that The MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System, you bear the risk of any loss from your errors unless the Funds or MainStay Shareholder Services fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:


- all phone calls with service representatives are tape recorded and

- written confirmation of every transaction is sent to your address of record.

REDEMPTIONS-IN-KIND


The Trust reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES
When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting.

MONEY MARKET FUND CHECK WRITING

You can sell shares of the Money Market Fund by writing checks for $100 or more. You need to complete special forms to set up checkwriting privileges. You cannot close your account by writing a check. This option is not available for IRAs or qualified retirement plans.

SHAREHOLDER SERVICES


Automatic services


Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling 1-800-MAINSTAY for a form.

Systematic investing

MainStay offers three automatic investment plans.

AutoInvest

If you are authorized, you can automatically debit your designated bank account by:

- making regularly scheduled investments


- purchasing shares whenever you choose.


Dividend reinvestment
Automatically reinvest dividends and distributions from one MainStay Fund into the same fund or the same class of any other MainStay Fund.

Payroll deductions
If your employer offers this option, you can make automatic investments through payroll deduction.

SYSTEMATIC WITHDRAWAL PLAN

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of request and shares must not be in certificate form.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.


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                                                               SHAREHOLDER GUIDE
---------------------------
MainStay tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.
---------------------------

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences. When you sell exchanged shares, you will have to pay any applicable sales charges.


EXCHANGING SHARES AMONG MAINSTAY FUNDS


You exchange shares when you sell all or a portion of shares in one Fund and use the proceeds to purchase shares of the same class of another Fund without paying a sales charge. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you will have to pay any applicable contingent deferred sales charge.



The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed or frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in each Fund and to reduce Fund administrative expenses borne by each Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via MainStay's automated system and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed, for which tracking data is not available. In addition, MainStay reserves the right to refuse any purchase or exchange requests that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading.


The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.


In certain circumstances you may have to pay a sales charge. Sales charges apply when you:


- exchange Class A shares of the Money Market Fund for Class A shares of another Fund, unless you've already paid the sales charge on those shares, or

- exchange Class B shares of the Money Market Fund for Class B shares of another Fund and redeem within six years of the original purchase, or

- exchange Class C shares of the Money Market Fund for Class C shares of another Fund and redeem within one year of the original purchase.

In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Class A shares also stops until you exchange back into Class B shares of another MainStay Fund.


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SHAREHOLDER GUIDE

You may not exchange shares between classes. If you sell Class B or Class C shares and then buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.


INVESTING FOR RETIREMENT



Except for the "tax free funds," you can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.



MainStay also provides custodial services for IRA, ROTH IRA, SEP, SARSEP, SIMPLE IRA and Education IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans.



An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.


GENERAL POLICIES

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. As a rule, MainStay does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your check or ACH purchase is returned unpaid, your order will be canceled and your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

Selling Shares


- If you have share certificates, you must return them with a written redemption request.


- Your shares will be sold at the next NAV calculated after MSS receives your order in good order. MainStay will make the payment, minus any deferred sales charge, within seven days after receiving your request in good order.


- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.


- When you sell Class B or Class C shares, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

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                                                               SHAREHOLDER GUIDE

---------------------------
A signature guarantee helps protect against fraud. You can obtain one from most banks, credit unions and securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call MSS at 1-800-MAINSTAY to ensure that your signature will be guaranteed by an appropriate institution.
---------------------------
The policies and fees described in this prospectus govern transactions with the MainStay Funds. If you invest through a third party--bank, broker, 401(k) plan, financial adviser or financial supermarket--there may be transaction fees for and you may be subject to different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.
- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

- MainStay requires a written order to sell shares if:


  - an account has submitted a change of address in the previous 30 days.



- MainStay requires a written order to sell shares and a signature guarantee if;



  - MainStay does not have required bank information



  - the proceeds from the sale will exceed $100,000



  - the proceeds of the sale are to be sent to an address other than the address of record or,



  - the proceeds are to be payable to someone other than the account holder.



In the interests of all shareholders, MainStay reserves the right to:



- change or discontinue its exchange privilege upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances



- change or discontinue the systematic withdrawal plan on notice to shareholders.


- charge a $12 annual account fee (maximum of $36 per social security or tax I.D. number) on accounts with balances less than $500. The fee is not charged on retirement plan accounts, accounts with automatic investment plans and accounts for which tracking data is not available.


- change its minimum investment amounts.



Correction



When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay immediately. If you fail to notify MainStay within one year of the transaction, you may be required to bear the costs of correction.


DETERMINING THE FUNDS' SHARE PRICES (NAV) AND THE VALUATION OF SECURITIES


MainStay generally calculates the share price of each Fund (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4 pm Eastern time), except for the Money Market Fund, which is calculated at noon, every day the Exchange is open. The value of the Funds' investments is based on current market prices, except for the value of the Money Market Fund, which is based



                                                                             119
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SHAREHOLDER GUIDE

---------------------------
If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.


on amortized cost. If current market values are not available, investments will be valued by another method that the Board of Trustees believes accurately reflects fair value. Events affecting the value of the Funds' securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the calculation of NAV unless the Subadvisor deems a particular event would materially affect NAV. In this case, an adjustment in the valuing of the securities may be made. Certain Funds invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The NAV of those Funds' shares may change on days when shareholders will not be able to purchase or redeem shares.


FUND EARNINGS
Dividends and Interest

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds pay dividends


The Money Market Fund declares dividends daily and pays them monthly. You begin earning dividends the next business day after MSS receives your order in good order.



The High Yield Corporate Bond Fund declares and distributes any dividends monthly. The other Funds, except Equity Index Fund, declare and distribute any dividends quarterly. The Equity Index Fund declares and distributes any dividends at least annually.


Dividends are paid on the first business day of each month after a dividend is declared.

When the Funds pay capital gains


The Fund will distribute any capital gains to shareholders in December.


HOW TO TAKE YOUR EARNINGS

You may receive your share of MainStay Fund earnings in one of five ways. You can make your choice at the time of application, and change it as often as you like by notifying your investment professional (if permitted by the broker-dealer) or MainStay directly. The five choices are:


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                                                               SHAREHOLDER GUIDE

---------------------------
SEEK PROFESSIONAL ASSISTANCE.
Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.
---------------------------
DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.
---------------------------

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.


1. Reinvest everything in:

- the same Fund or
- another Fund of your choice

2. Take the dividends in cash and reinvest the capital gains in:

- the same Fund or


- another Fund of your choice.


3. Take the capital gains in cash and reinvest the dividends in:


- the same Fund or



- another Fund of your choice.


4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take everything in cash.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of your earnings are taxable



Virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings are taxed as capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income. Earnings of an Equity Fund, if any, will generally be a result of capital gains. Earnings of an Income Fund, if any, will generally be a result of income generated on debt investments and will be taxable as ordinary income.



The California Tax Free, New York Tax Free and Tax Free Bond Funds (or any tax free fund) may earn taxable income. In addition, dividends earned from tax-exempt securities may be subject to state and local taxes. Any gains from sales of shares of these Funds will generally be taxable.



MainStay will mail your tax report each year by January 31. This report will tell you which dividends and redemptions should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.



EXCHANGES



An exchange of shares of one Fund for shares of another will be treated as a sale of shares of the first Fund and a purchase of shares of the second Fund. Any gain on the transaction may be subject to taxes.



                                                                             121
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SHAREHOLDER GUIDE


"TAX-FREE" RARELY MEANS "TOTALLY TAX-FREE"



- The California Tax Free, New York Tax Free and Tax Free Bond Funds (or any tax-free fund) may earn taxable income--in other words, you may have taxable income even from a generally tax-free fund.



- Tax-exempt dividends may still be subject to state and local taxes.



- Any time you sell shares--even shares of a tax-free fund--you will be subject to tax on any gain (the rise in the share price).



- If you sell shares of a tax-free fund after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.



- If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.



- Some tax-exempt income may be subject to the alternative minimum tax.



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                                                               SHAREHOLDER GUIDE

                      [This page intentionally left blank]

Know With Whom

You're Investing

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


MainStay Management LLC (formerly MainStay Management, Inc.), 300 Interpace Parkway, Building A, Parsippany, NJ 07054, serves as the Funds' manager, handling business affairs for the Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities to the Subadvisors. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that aren't the responsibility of the Funds, including the fees paid to the Subadvisors.



For the fiscal year ended December 31, 1999, the Trust, on behalf of each Fund, paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of that Fund as follows:



                                                                        RATE PAID FOR THE
                                                                            YEAR ENDED
                                                                        DECEMBER 31, 1999
  Small Cap Growth Fund                                                       1.00%
  Small Cap Value Fund                                                        0.69%
  Capital Appreciation Fund                                                   0.53%
  Blue Chip Growth Fund                                                       1.00%
  Equity Index Fund                                                           0.50%
  Growth Opportunities Fund                                                   0.70%
  Equity Income Fund                                                          0.53%
  MAP Equity Fund                                                             0.59%*
  Research Value Fund                                                         0.51%
  Value Fund                                                                  0.57%
  Strategic Value Fund                                                        0.75%
  Convertible Fund                                                            0.72%
  Total Return Fund                                                           0.61%
  High Yield Corporate Bond Fund                                              0.56%
  Money Market Fund                                                           0.32%
  Global High Yield Fund                                                      0.50%**
  International Bond Fund                                                     0.40%
  International Equity Fund                                                   1.00%
  California Tax Free Fund                                                    0.34%
  Government Fund                                                             0.60%
  New York Tax Free Fund                                                      0.17%
  Strategic Income Fund                                                       0.56%
  Tax Free Bond Fund                                                          0.60%



* Represents advisory fees paid to Markston Investment Management, the Fund's prior adviser, for the period January 1, 1999 through June 8, 1999 and advisory fees paid to Markston International, LLC, the Fund's current adviser, for the period June 9, 1999 through December 31, 1999.



** The Global High Yield Fund's management fee is an annual percentage of 0.70% of average daily net assets. The Manager has agreed to voluntarily reduce its fee payable to an annual percentage of 0.50% of average daily net assets and also voluntarily agreed to limit total annual fund operating expenses. As a result, the management fee was waived.

The Manager is not responsible for records maintained by the Funds' Custodians, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisors.


WHO MANAGES YOUR MONEY?


Under the supervision of the Manager, the Subadvisors are responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records. For these services, each Subadvisor is paid a monthly fee by the Manager, not the Funds. The Funds' Trustees oversee the management and operations of the Funds.



MACKAY SHIELDS LLC (formerly MacKay-Shields Financial Corporation), 9 West 57th St., New York, NY 10019, is the Subadvisor to each Fund in this Prospectus except the Small Cap Value, Blue Chip Growth, Equity Index, Growth Opportunities, MAP Equity, and Research Value Funds. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly owned but autonomously managed subsidiary of New York Life Insurance Company. As of December 31, 1999, MacKay Shields managed over $34 billion in assets.



MONITOR CAPITAL ADVISORS LLC (formerly Monitor Capital Advisors, Inc.) ("Monitor"), 504 Carnegie Center, Princeton, NJ 08540, is the Subadvisor to the Equity Index Fund. Monitor is an indirect wholly owned subsidiary of New York Life Insurance Company. Monitor, a registered investment advisor incorporated in 1988, specializes in quantitative investment techniques such as enhanced indexing and asset allocation. As of December 31, 1999, Monitor managed assets totaling approximately $5.82 billion, mainly of index funds.



MADISON SQUARE ADVISORS LLC (formerly Madison Square Advisors, Inc.) ("MSA"), 51 Madison Avenue, New York, New York 10010, is the Subadvisor to the Growth Opportunities Fund. MSA, which was formed in 1997, is an indirect wholly-owned subsidiary of New York Life Insurance Company. As of December 31, 1999, MSA managed approximately $2.2 billion in assets.



GABELLI ASSET MANAGEMENT COMPANY ("GAMCO"), One Corporate Center, Rye, New York 10580, serves as Subadvisor to the Blue Chip Growth Fund. GAMCO was formed in 1978, and as of December 31, 1999, acts as investment adviser to institutional and individual investors with aggregate assets of approximately $9.3 billion.



JOHN A. LEVIN & CO., INC. ("John A. Levin & Co."), One Rockefeller Plaza, 25th Floor, New York, New York 10020, serves as Subadvisor to the Research Value Fund. Together with its predecessor, John A. Levin & Co. has provided investment advisory services to clients since 1982. As of December 31, 1999, John A. Levin & Co. manages approximately $8.4 billion in assets for its clients.

DALTON, GREINER, HARTMAN, MAHER & CO. ("DGHM"), 1100 Fifth Avenue South, Suite 301, Naples, FL 34102, serves as Subadvisor to the Small Cap Value Fund. DGHM is a value-driven investment manager specializing in smaller capitalization equities. The firm, founded in 1982, manages more than $31.6 million in assets.



MARKSTON INTERNATIONAL, LLC ("Markston"), 50 Main Street, White Plains, NY 10606, is the Subadvisor to the MAP Equity Fund. As of December 31, 1999, Markston managed approximately $160 million in assets.



PORTFOLIO MANAGERS: BIOGRAPHIES



JAMES AGOSTISI Mr. Agostisi has managed the Growth Opportunities Fund since inception. Mr. Agostisi is a Director--Portfolio Management of Madison Square Advisors and of New York Life Insurance Company. He has 15 years of investment experience at New York Life and has been a Director--Portfolio Management of Madison Square Advisors since its establishment.


JEFFERSON C. BOYCE Mr. Boyce has managed the Equity Index Fund since 1999. He has been Chairman and CEO of Monitor Capital since 1997. Prior to that he was Senior Vice President of the firm. Mr. Boyce is also a Senior Vice President of New York Life Insurance Company and serves as an officer and/or director to various other subsidiaries and affiliated entities of New York Life Insurance Company.


RUDOLPH C. CARRYL Mr. Carryl has managed the Capital Appreciation and Total Return Funds since 1992, and the Small Cap Growth Fund since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 22 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.


TIMOTHY DALTON, JR. Mr. Dalton has managed the Small Cap Value Fund since inception. Mr. Dalton is Chief Executive Officer and Chief Investment Officer of Dalton, Greiner, Hartman, Maher & Co. He has served as CEO and CIO since he founded the firm's investment management business in 1982.


KENNETH GREINER Mr. Greiner has managed the Small Cap Value Fund since inception. Mr. Greiner is President of Dalton, Greiner, Hartman, Maher & Co., where he has been a portfolio manager and research analyst since joining the firm in 1983.



CHRISTOPHER HARMS Mr. Harms has managed the Government Fund since 1999. Mr. Harms, who is a Managing Director, joined MacKay Shields in 1991 with more than 10 years of prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

JEFFREY A. KIGNER Mr. Kigner has managed the Research Value Fund since inception. Mr. Kigner is Co-Chairman and Chief Investment Officer of John A. Levin & Co. Mr. Kigner has been a securities analyst and portfolio manager of John A. Levin & Co. (and its predecessor) since 1984. He has been a Director of Baker, Fentress & Company since June 1996.

STEPHEN B. KILLIAN Mr. Killian has managed the Equity Index Fund since 1999. Mr. Killian, who joined Monitor Capital in 1997, is a Vice President with portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies. Prior to joining Monitor, Mr. Killian was a Partner and Senior Portfolio Manager at Rhumbline Advisers from 1992 to 1997.


ROGER LOB  Mr. Lob has been portfolio manager for the MAP Equity Fund since
1987.



MAUREEN MCFARLAND Ms. McFarland has managed the Global High Yield Fund since inception. She has managed the International Bond and International Equity Funds since 1998. Ms. McFarland is a Director at MacKay Shields. She joined MacKay Shields in 1997 as Currency Overlay Manager in the Global Division. Prior to joining the company, Ms. McFarland was employed at Brown Brothers Harriman & Co., where she was team leader of the Global Fixed Income Area.



DONALD MORGAN Mr. Morgan has managed the High Yield Corporate Bond Fund since 1999. Mr. Morgan, who joined MacKay Shields in 1997 as a high yield research analyst, is a Director at the firm. Prior to joining MacKay Shields, he was employed at Fidelity Management and Research Company as a high yield analyst.



MICHAEL MULLARKEY Mr. Mullarkey has been portfolio manager of the MAP Equity Fund since 1981.



EDWARD MUNSHOWER Mr. Munshower has managed the Total Return Fund since 1999. Mr. Munshower is a Managing Director of MacKay Shields. He joined MacKay Shields as a fixed income investment specialist in 1985 after having been an investment analyst for New York Life Insurance Company.



JOSEPH PORTERA Mr. Portera has managed the Strategic Income and Global High Yield Funds since inception and the International Equity Fund since 1998. Mr. Portera is a Managing Director of MacKay Shields specializing in international securities and head of Global Fixed Income. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991 and was portfolio manager of the International Bond Fund from its inception to August 1995 and has managed the Fund since 1996.



RICHARD A. ROSEN Mr. Rosen has managed the Value, Equity Income and Strategic Value Funds since 1999. Mr. Rosen is a Director in the Equity Division of MacKay Shields. Prior to joining MacKay Shields in

January, 1999, he was a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.


PATRICIA S. ROSSI Ms. Rossi has managed the Growth Opportunities Fund since inception. Ms. Rossi is Managing Director--Portfolio Management of Madison Square Advisors and of New York Life Insurance Company. She joined New York Life in 1995 as Head of Public Equities and has been a Managing Director--Portfolio Management of Madison Square Advisors since its establishment. Ms. Rossi has over 20 years of investment management and research experience. Prior to joining New York Life, Ms. Rossi was a portfolio manager for the United Church of Christ--Pension Boards.


MICHAEL C. SHERIDAN Mr. Sheridan has managed the Equity Income Fund since inception. Mr. Sheridan joined MacKay Shields in 1996 and is a Director. Previously, he was an equity analyst at Arnhold & S. Bleichroder Capital.


G. TODD SILVA Mr. Silva has managed the Research Value Fund since inception. Mr. Silva has been Senior Portfolio Manager at John A. Levin & Co. since February 1998. Prior to joining John A. Levin & Co., Mr. Silva was a portfolio manager at Jennison Associates LLC and at Scudder, Stevens & Clark, Inc. and a securities analyst at Putnam Investments.


EDMUND C. SPELMAN Mr. Spelman has managed the Capital Appreciation and Total Return Funds since 1991, the Convertible Fund since 1999 and the Small Cap Growth Fund since inception. Mr. Spelman is a Senior Managing Director at MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1983 to 1990.



HOWARD F. WARD Mr. Ward has managed the Blue Chip Growth Fund since inception. Mr. Ward is a portfolio manager with Gabelli Asset Management Company. Prior to joining GAMCO in 1995, Mr. Ward was Managing Director and Director of the Quality Growth Equity Management Group of Scudder, Stevens and Clark, Inc., with which he had been associated since 1982 and where he served as lead portfolio manager for several of its registered investment companies.



THOMAS WYNN Mr. Wynn has managed the Convertible Fund since 1997 and the Strategic Value Fund since 1999. Mr. Wynn joined MacKay Shields in 1995 as a research analyst. He was previously a portfolio manager at Fiduciary Trust for nine years and has over twelve years experience in investment management and research.

RELATED PERFORMANCE


Set forth below is prior performance information about certain of the Subadvisors. Prior performance does not represent historical performance of a Fund, nor is it an indication or guarantee of future performance of a Fund, which may be higher or lower than the performance shown below. Performance data for the Gabelli Growth Fund and the MainStay VP Growth Equity Portfolio was calculated in compliance with the method of performance calculation prescribed by the SEC for mutual funds. Except as described below, performance data for each composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)).(1,2) AIMR did not prepare or review this data. All performance information has been provided by the Subadvisors and has not been verified or audited by the Manager or the Funds. For the periods prior to January 1, 1993, performance data for the John A. Levin & Co. Large Cap Value Composite was not calculated in compliance with AIMR standards because size-weighted composite returns were calculated using end-of-period market values. In addition, information with regard to dispersion of account performance is not provided for such periods. Accounts in the composites were not subject to the same types of expenses as the Funds or (except for one account in the John A. Levin & Co. Large Cap Value Composite and one account in the Dalton, Greiner, Hartman, Maher & Co. Small Cap Value Composite) the requirements of the Investment Company Act of 1940 or the Internal Revenue Code, the limitations of which might have adversely affected performance results. Prior performance reflects actual expenses incurred by the comparison fund and/or accounts in the composite.(1) Fund expenses are higher, and therefore, if Fund expenses had been applied, performance of the comparison fund and/or accounts in the composite would have been lower.


(1) With respect to the John A. Levin & Co. Large Cap Value Composite, for the period through June 30, 1996, performance is that of the company's predecessor. For the period from inception through 1989, the results shown reflect the deduction of a 1% investment management fee payable quarterly at the rate of .25% of ending market value. This is the maximum investment management fee charged by John A. Levin & Co. Individual account fees may have varied. For the periods from January 1, 1990 through December 31, 1999, returns reflect the deduction of the actual dollar-weighted fee rate paid by all accounts in the composite. The dollar-weighted fee rate has been calculated by dividing the quarterly investment management fees paid by the accounts in the composite by the total composite asset value. This dollar-weighted fee rate includes the performance fees paid by certain accounts; inclusion of the performance-based fees does not materially affect the dollar-weighted fee rate. Annual net returns, the number of portfolios included in the composite, composite assets (in millions), and percentage of firm assets included in the composite were as follows at year-ends 1982-1999: 1982: 4.2%; 6; $3; 13%; 1983: 32.7%; 10; $16; 15%; 1984: 15.0%;
    13; $10; 20%; 1985: 35.6%; 18; $43; 44%; 1986: 14.8%; 27; $182; 47.1%; 1987:
    12.8%; 27; $245; 56.7%; 1988: 22.5%; 38; $397; 44.2%; 1989: 29.7%; 60; $823;
    52.4%; 1990: (3.08)%; 81; $960; 57.5%; 1991: 24.9%; 97; $1,289; 55.5%; 1992:
    14.1%; 121; $1,531; 55.1%; 1993: 13.6%; 149; $2,373; 74.2%; 1994: 0.9%; 201;
    $2,889; 72.1%; 1995: 32.6%; 238; $3,714; 68.9%; 1996: 21.0%; 333; $5,110;
    78.8%; 1997: 23.0%; 369; $5,723; 72%; 1998: 16.35%; 351; $5,459; 65.3%;
    1999: 16.79%; 275; $3,966; 47.0%. For the years 1990-1999, the actual dollar-weighted fee rates used to calculate the composite were as follows:
    1990: 0.66%; 1991: 0.65%; 1992: 0.68%; 1993: 0.68%; 1994: 0.68%; 1995:
    0.60%; 1996: 0.48%; 1997: 0.48%; 1998: 0.54%; 1999: 0.54%. For the years
    1993-1999, the standard deviation of composite accounts were as follows:
    1993: 2.64; 1994: 1.98; 1995: 2.70; 1996: 2.62; 1997: 3.39; 1998: 3.37;
    1999: 3.18. A complete list of composites is available upon request.



(2) With respect to DGHM's Small Cap Value Composite, performance is net of actual management fees paid, which were 1% per annum. The composite consists of fewer than five accounts since its inception in July 1994. A complete list of composites is available upon request. Annual net returns, composite assets (in millions), percentage of firm assets and the standard deviation of composite accounts were as follows: 1994 -- .3%, $25, <1%, 0; 1995 -- 13.4%, $20, <1%, .30; 1996 -- 30.2%, $21, 1%, .17; 1997 -- 40%, $27, 2%,
    .33; 1998: -- 2.7%, $46, 5%, 0.05; 1999 -- 7.8%, $57, 8%, .56.

GABELLI FUNDS, LLC AND GAMCO: RELATED PERFORMANCE


Set forth below is the performance record for another mutual fund which is managed by Gabelli Funds, LLC, an affiliate of GAMCO, which has investment objectives and policies that are substantially similar though not identical to those of the Blue Chip Growth Fund. The Blue Chip Growth Fund and Gabelli Growth Fund are managed by the same personnel and have substantially similar investment strategies, techniques, and characteristics. The investment performance of Gabelli Growth Fund is provided merely to indicate the experience of Gabelli personnel in managing a similar portfolio.

These figures reflect reinvestment of dividends and distributions and are after deduction of all fund fees and expenses of the Gabelli Growth Fund. Included for comparison purposes are performance figures of the S&P 500 Index. It has been adjusted to reflect reinvestment of dividends.


                                                            AS OF 12/31/99
                                                   ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                       INCEPTION    TOTAL       TOTAL        TOTAL      TOTAL
                                         DATE       RETURN      RETURN      RETURN      RETURN
  Gabelli Growth Fund                   4/10/87     46.25%      39.37%      33.82%      20.29%
  S&P 500 Index                                     21.04%      27.56%      28.56%      18.21%



JOHN A. LEVIN & CO.: RELATED PERFORMANCE


The figures below show the past performance of John A. Levin & Co. in managing accounts with investment objectives, policies, techniques and restrictions substantially similar though not identical to those of the Research Value Fund. The chart below shows average annual returns for a composite of the actual performance of all large cap value accounts managed by John A. Levin & Co. since October 31, 1982, except for accounts with assets under $1 million and accounts managed under a broker-sponsored wrap-fee program. (See footnote 1 on prior page.)

The figures reflect reinvestment of dividends and are net of expenses. Included for comparison purposes are performance figures of the S&P 500 Index and the Russell 1000 Value Index. They have been adjusted to reflect reinvestment of dividends.


                                                          AS OF 12/31/99
                                  ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR   SINCE INCEPTION
                                   TOTAL       TOTAL        TOTAL      TOTAL          TOTAL
                                   RETURN      RETURN      RETURN      RETURN        RETURN
  John A. Levin & Co.              16.79%      18.51%      21.78%      15.50%        18.57%*
  Large Cap Value Composite
  S&P 500 Index                    21.04%      27.56%      28.56%      18.21%        18.56%*
  Russell 1000 Value Index          7.35%      18.83%      23.07%      15.60%        17.89%**



* From October 31, 1982


** From September 30, 1982

DGHM: RELATED PERFORMANCE


The figures below show the past performance of DGHM in managing accounts with investment objectives, policies, techniques and restrictions substantially similar though not identical to those of the Small Cap Value Fund. The chart below shows average annual returns for a composite of the actual performance of all small cap value accounts (including the Small Cap Value Fund, which commenced operations on June 1, 1998) managed by DGHM since July 1, 1994.

The figures reflect reinvestment of dividends and are net of fees. Included for comparison purposes are performance figures of the Russell 2000 Index. It has been adjusted to reflect reinvestment of dividends.


                                                     AS OF 12/31/99
                                            ONE YEAR   THREE YEAR   FIVE YEAR   SINCE INCEPTION
                                             TOTAL       TOTAL        TOTAL          TOTAL
                                             RETURN      RETURN      RETURN         RETURN
  Dalton, Greiner, Hartman, Maher & Co.
  Small Cap Value Composite                  -2.7%       21.0%        17.6%          16.9%
  Russell 2000 Index                         21.3%       13.1%        16.7%          16.1%



NEW YORK LIFE AND MSA: RELATED PERFORMANCE


Set forth below is the performance of a mutual fund which is managed by MSA which has investment objectives and policies that are substantially similar though not identical to those of the Growth Opportunities Fund. The Growth Opportunities Fund and MainStay VP Growth Equity Portfolio are managed by the same personnel and have substantially similar investment strategies, techniques, and characteristics. The investment performance of MainStay VP Growth Equity Portfolio is provided merely to indicate the experience of MSA personnel in managing a similar portfolio.

These figures reflect reinvestment of dividends and distributions and are after deduction of all fund fees and expenses of the MainStay VP Growth Equity Portfolio. Included for comparison purposes are performance figures of the S&P 500 Index. It has been adjusted to reflect reinvestment of dividends.


                                                                  AS OF 12/31/99
                                                   ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                    TOTAL       TOTAL        TOTAL      TOTAL
                                                    RETURN      RETURN      RETURN      RETURN
  MainStay VP Growth Equity Portfolio               29.96%      27.76%      27.38%      18.53%
  S&P 500 Index                                     21.04%      27.56%      28.56%      18.21%

Financial Highlights


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the classes' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual reports, which are available upon request.

                                                            FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND


                                                                  CLASS A                CLASS B                CLASS C
                                                              Year      June 1*      Year     June 1*      Year     Sept. 1**
                                                             ended      through     ended     through     ended      through
                                                            Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,   Dec. 31,    Dec. 31,
                                                              1999       1998        1999       1998       1999        1998
  Net asset value at beginning of period                     $10.51      $10.00      $10.46    $10.00     $10.46       $8.43
                                                            -------     -------    --------   -------     ------      ------
  Net investment loss(a)                                      (0.20)      (0.10)      (0.29)    (0.12)     (0.29)      (0.09)
  Net realized and unrealized gain on investments             11.51        0.61       11.38      0.58      11.38        2.12
                                                            -------     -------    --------   -------     ------      ------
  Total from investment operations                            11.31        0.51       11.09      0.46      11.09        2.03
                                                            -------     -------    --------   -------     ------      ------
  Net asset value at end of period                           $21.82      $10.51      $21.55    $10.46     $21.55      $10.46
                                                            =======     =======    ========   =======     ======      ======
  Total investment return(b)                                 107.61%       5.10%     106.02%     4.60%    106.02%      24.08%

  RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:

  Net investment loss                                        (1.48%)  (2.12%)(++)   (2.23%)  (2.87%)(++) (2.23%)(++)  (2.87%)(++)
  Expenses                                                     1.91%   2.63%(++)      2.66%   3.38%(++)    2.66%        3.38%(++)
  Portfolio turnover rate                                        86%         32%        86%      32%         86%          32%
  Net assets at end of period (in 000's)                    $64,470     $15,319    $130,487   $20,748     $2,032           $1


* Commencement of Operations.

** Class C shares were first offered on September 1, 1998.


(++) Annualized.


(a) Per share data based on average shares outstanding during the period.

(b) Total return is calculated exclusive of sales charges and is not annualized.

    SMALL CAP VALUE FUND


                                                                   CLASS A                CLASS B                CLASS C
                                                               Year      June 1*      Year     June 1*      Year     Sept. 1**
                                                              ended      through     ended     through     ended      through
                                                             Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,   Dec. 31,    Dec. 31,
                                                               1999       1998        1999       1998       1999        1998
  Net asset value at beginning of period                       $9.03      $10.00      $9.00     $10.00      $9.00       $7.49
                                                             -------     -------    -------    -------     ------      ------
  Net investment loss(a)                                       (0.03)      (0.06)     (0.10)     (0.09)     (0.10)      (0.06)
  Net realized and unrealized gain (loss) on investments        0.58       (0.91)      0.58      (0.91)      0.58        1.57
                                                             -------     -------    -------    -------     ------      ------
  Total from investment operations                              0.55       (0.97)      0.48      (1.00)      0.48        1.51
                                                             -------     -------    -------    -------     ------      ------

  LESS DISTRIBUTIONS:
  From net realized gain on investments                        (0.02)         --      (0.02)        --      (0.02)         --
                                                             -------     -------    -------    -------     ------      ------
  Net asset value at end of period                             $9.56       $9.03      $9.46      $9.00      $9.46       $9.00
                                                             =======     =======    =======    =======     ======      ======
  Total investment return(b)                                    6.11%      (9.70%)     5.35%    (10.00%)     5.35%      20.16%

  RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:

  Net investment loss                                          (0.34%)   (1.53%)(++)  (1.09%)   (2.28%)(++)  (1.09%)  (2.28%)(++)
  Net expenses                                                  1.90%     3.14%(++)    2.65%    3.89%(++)    2.65%     3.89%(++)
  Expenses (before reimbursement)                               2.21%     3.14%(++)    2.96%    3.89%(++)    2.96%     3.89%(++)
  Portfolio turnover rate                                         42%       24%        42%        24%        42%         24%
  Net assets at end of period (in 000's)                     $15,205     $12,339    $15,722    $10,145       $634        $196


* Commencement of Operations.

** Class C shares were first offered on September 1, 1998.


(++) Annualized.


(a) Per share data based on average shares outstanding during the period.

(b) Total return is calculated exclusive of sales charges and is not annualized.

FINANCIAL HIGHLIGHTS

CAPITAL APPRECIATION FUND


                                                                                        CLASS A
                                                                                Year ended December 31,
                                                                   1999        1998          1997       1996      1995
  Net asset value at beginning of period                           $48.74      $36.60        $30.56     $25.90    $19.11
                                                                 --------    --------      --------   --------   -------
  Net investment income (loss)(a)                                   (0.24)      (0.14)        (0.16)     (0.08)     0.03
  Net realized and unrealized gain on investments                   12.22       14.42          7.48       5.05      6.81
                                                                 --------    --------      --------   --------   -------
  Total from investment operations                                  11.98       14.28          7.32       4.97      6.84
                                                                 --------    --------      --------   --------   -------

  LESS DISTRIBUTIONS:

  From net realized gain on investments                             (3.60)      (2.14)        (1.28)     (0.31)    (0.05)
                                                                 --------    --------      --------   --------   -------
  Net asset value at end of period                                 $57.12      $48.74        $36.60     $30.56    $25.90
                                                                 ========    ========      ========   ========   =======
  Total investment return(b)                                        24.90%      39.24%        24.10%     19.16%    35.79%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income (loss)                                      (0.47%)     (0.34%)       (0.48%)     (0.3%)     0.2%
  Expenses                                                           1.19%       1.23%         1.09%       1.1%      1.1%
  Net expenses (after waiver)                                        1.00%       1.04%         1.09%       1.1%      1.1%
  Portfolio turnover rate                                              41%         29%           35%        16%       29%
  Net assets at end of period (in 000's)                         $587,633    $394,848      $216,292   $126,958   $44,434



* Class C shares were first offered on September 1, 1998.



(++) Annualized.


(a) Per share data based on average shares outstanding during the period.

(b) Total return is calculated exclusive of sales charges and is not annualized.

    BLUE CHIP GROWTH FUND


                                                         CLASS A                     CLASS B                     CLASS C
                                                    Year        June 1*         Year        June 1*         Year      Sept. 1**
                                                   ended        through        ended        through        ended       through
                                                  Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,    Dec. 31,
                                                    1999          1998          1999          1998          1999        1998
  Net asset value at beginning of period           $11.64        $10.00         $11.60       $10.00        $11.60        $8.60
                                                  -------       -------       --------      -------       -------      -------
  Net investment loss(a)                            (0.13)        (0.07)         (0.23)       (0.10)        (0.23)       (0.06)
  Net realized and unrealized gain on
   investments                                       4.99          1.71           4.96         1.70          4.96         3.06
                                                  -------       -------       --------      -------       -------      -------
  Total from investment operations                   4.86          1.64           4.73         1.60          4.73         3.00
                                                  -------       -------       --------      -------       -------      -------
  Net asset value at end of period                 $16.50        $11.64         $16.33       $11.60        $16.33       $11.60
                                                  =======       =======       ========      =======       =======      =======
  Total investment return(b)                        41.75%        16.40%         40.78%       16.00%        40.78%       34.88%

  RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:

  Net investment loss                               (1.02%)       (1.66%)(++)    (1.77%)      (2.41%)(++)   (1.77%)      (2.41%)(++)
  Expenses                                           1.76%         2.34%(++)      2.51%        3.09%(++)     2.51%        3.09%(++)
  Portfolio turnover rate                              43%           21%            43%          21%           43%          21%
  Net assets at end of period (in 000's)          $66,326       $19,361       $222,904      $38,478        $7,133          $120


* Commencement of Operations.

** Class C shares were first offered on September 1, 1998.


(++) Annualized.


(a) Per share data based on average shares outstanding during the period.

(b) Total return is calculated exclusive of sales charges and is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                       CAPITAL APPRECIATION FUND


                            CLASS B                                    CLASS C
                                                                   Year     Sept. 1*
                                                                  ended      through
                    Year ended December 31,                      Dec. 31,   Dec. 31,
     1999         1998         1997         1996        1995       1999       1998
      $47.54       $36.02       $30.25       $25.77     $19.11    $47.54     $36.15
  ----------   ----------   ----------   ----------   --------   -------     ------
       (0.61)       (0.45)       (0.34)       (0.22)     (0.08)    (0.61)     (0.10)
       11.82        14.11         7.39         5.01       6.79     11.82      13.63
  ----------   ----------   ----------   ----------   --------   -------     ------
       11.21        13.66         7.05         4.79       6.71     11.21      13.53
  ----------   ----------   ----------   ----------   --------   -------     ------

       (3.60)       (2.14)       (1.28)       (0.31)     (0.05)    (3.60)     (2.14)
  ----------   ----------   ----------   ----------   --------   -------     ------
      $55.15       $47.54       $36.02       $30.25     $25.77    $55.15     $47.54
  ==========   ==========   ==========   ==========   ========   =======     ======
       23.90%       38.15%       23.45%       18.56%     35.11%    23.90%     37.66%

       (1.22%)      (1.09%)      (1.00%)       (0.8%)     (0.4%)   (1.22%)    (1.09%)(++)
        1.94%        1.98%        1.61%         1.6%       1.7%     1.94%      1.98%(++)
        1.75%        1.79%        1.61%         1.6%       1.7%     1.75%      1.79%(++)
          41%          29%          35%          16%        29%       41%        29%
  $3,486,486   $2,753,012   $1,869,664   $1,342,578   $856,221   $23,238     $1,600

FINANCIAL HIGHLIGHTS

EQUITY INDEX FUND


                                                                               Year ended December 31,
                                                                   1999        1998       1997       1996       1995
  Net asset value at beginning of year                              $39.47     $30.91     $23.37     $19.15     $14.09
                                                                ----------   --------   --------   --------   --------
  Net investment income                                               0.20       0.21       0.30       0.30       0.24
  Net realized and unrealized gain on investments                     7.69       8.35       7.24       3.92       4.82
                                                                ----------   --------   --------   --------   --------
  Total from investment operations                                    7.89       8.56       7.54       4.22       5.06
                                                                ----------   --------   --------   --------   --------
  Less dividends and distributions:
  From net investment income                                         (0.20)     (0.21)     (0.30)     (0.54)     (0.27)
  From net realized gain on investments                              (0.99)     (0.43)     (0.41)     (0.82)     (0.27)
                                                                ----------   --------   --------   --------   --------
  Total dividends and distributions                                  (1.19)     (0.64)     (0.71)     (1.36)     (0.54)
                                                                ----------   --------   --------   --------   --------
  Reverse share split                                                 1.19       0.64       0.71       1.36       0.54
                                                                ----------   --------   --------   --------   --------
  Net asset value at end of year                                    $47.36     $39.47     $30.91     $23.37     $19.15
                                                                ==========   ========   ========   ========   ========
  Total investment return(a)                                         19.99%     27.69%     32.26%     22.04%     35.91%
  RATIOS (TO AVERAGE NET ASSETS)(++)/ SUPPLEMENTAL DATA:
  Net investment income                                               0.50%      0.68%      1.25%       1.8%       1.7%
  Net expenses                                                        0.94%      0.96%      0.80%       0.8%       1.1%
  Expenses (before reimbursement)                                     0.94%      0.99%      0.99%       1.0%       1.1%
  Portfolio turnover rate                                                3%         4%         3%         3%         4%
  Net assets at end of year (in 000's)                          $1,254,018   $797,120   $435,689   $225,750   $109,308



(a) Total return is calculated exclusive of sales charges.


GROWTH OPPORTUNITIES FUND



                                                                CLASS A                        CLASS B
                                                            Year     June 1,*            Year          June 1*
                                                           ended     through            ended          through
                                                          Dec. 31,   Dec. 31,          Dec. 31,        Dec. 31,
                                                            1999       1998              1999            1998
  Net asset value at beginning of period                   $11.86     $10.00            $11.80          $10.00
                                                          -------    -------           -------         -------
  Net investment loss(a)                                    (0.02)     (0.05)            (0.11)          (0.08)
  Net realized and unrealized gain on investments            3.54       1.91              3.51            1.88
                                                          -------    -------           -------         -------
  Total from investment operations                           3.52       1.86              3.40            1.80
                                                          -------    -------           -------         -------
  Less distributions:
  From net realized gain on investments                     (0.01)        --             (0.01)             --
                                                          -------    -------           -------         -------
  Net asset value at end of period                         $15.37     $11.86            $15.19          $11.80
                                                          =======    =======           =======         =======
  Total investment return(b)                                29.67%     18.60%            28.80%          18.00%
  RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
  Net investment loss                                       (0.16%)    (1.09%)(++)       (0.91%)         (1.84%)(++)
  Expenses                                                   1.59%      2.53%(++)         2.34%           3.28%(++)
  Portfolio turnover rate                                      72%        32%               72%             32%
  Net assets at end of period (in 000's)                  $26,214    $13,293           $58,937         $12,351



                                                                 CLASS C
                                                            Year         Sept. 1**
                                                           ended          through
                                                          Dec. 31,       Dec. 31,
                                                            1999           1998
  Net asset value at beginning of period                   $11.80          $9.22
                                                           ------         ------
  Net investment loss(a)                                    (0.11)         (0.06)
  Net realized and unrealized gain on investments            3.51           2.64
                                                           ------         ------
  Total from investment operations                           3.40           2.58
                                                           ------         ------
  Less distributions:
  From net realized gain on investments                     (0.01)            --
                                                           ------         ------
  Net asset value at end of period                         $15.19         $11.80
                                                           ======         ======
  Total investment return(b)                                28.80%         27.98%
  RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
  Net investment loss                                       (0.91%)        (1.84%)(++)
  Expenses                                                   2.34%          3.28%(++)
  Portfolio turnover rate                                      72%            32%
  Net assets at end of period (in 000's)                     $806           $ --(c)



* Commencement of Operations.

** Class C shares were first offered on September 1, 1998.


(++) Annualized.



(a) Per share data is based on average shares outstanding during the period.


(b) Total return is calculated exclusive of sales charges and is not annualized.

(c) Less than one thousand.

                                                            FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND


                                                                    CLASS A                CLASS B                CLASS C
                                                                Year      June 1*      Year     June 1*      Year     Sept. 1**
                                                               ended      through     ended     through     ended      through
                                                              Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,   Dec. 31,    Dec. 31,
                                                                1999       1998        1999       1998       1999        1998

  Net asset value at beginning of period                       $10.25      $10.00     $10.24     $10.00     $10.24       $9.06
                                                              -------     -------    -------     ------     ------      ------
  Net investment income                                          0.22        0.07       0.15       0.04       0.15        0.04
  Net realized and unrealized gain on investments                2.30        0.32       2.28       0.31       2.28        1.25
                                                              -------     -------    -------     ------     ------      ------
  Total from investment operations                               2.52        0.39       2.43       0.35       2.43        1.29
                                                              -------     -------    -------     ------     ------      ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                                    (0.22)      (0.07)     (0.15)     (0.04)     (0.15)      (0.04)
  From net realized gain on investments                         (0.74)      (0.07)     (0.74)     (0.07)     (0.74)      (0.07)
                                                              -------     -------    -------     ------     ------      ------
  Total dividends and distributions                             (0.96)      (0.14)     (0.89)     (0.11)     (0.89)      (0.11)
                                                              -------     -------    -------     ------     ------      ------
  Net asset value at end of period                             $11.81      $10.25     $11.78     $10.24     $11.78      $10.24
                                                              =======     =======    =======     ======     ======      ======
  Total investment return(a)                                    25.11%       4.01%     24.16%      3.56%     24.16%      14.30%

  RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:

  Net investment income                                          1.94%       1.20%(++)    1.19%    0.45%(++)    1.19%     0.45%(++)
  Net expenses                                                   1.65%       3.11%(++)    2.40%    3.86%(++)    2.40%     3.86%(++)
  Expenses (before reimbursement)                                1.82%       3.11%(++)    2.57%    3.86%(++)    2.57%     3.86%(++)
  Portfolio turnover rate                                         193%        270%       193%       270%       193%        270%
  Net assets at end of period (in 000's)                      $18,764     $10,290    $23,803     $4,166       $824         $--(b)


* Commencement of Operations.

** Class C shares were first offered on September 1, 1998.

(++) Annualized.


(a) Total return is calculated exclusive of sales charges and is not annualized.



(b) Less than one thousand.



MAP EQUITY FUND



                                                                CLASS A       CLASS B       CLASS C
                                                                June 9*       June 9*       June 9*
                                                                through       through       through
                                                                Dec. 31,      Dec. 31,      Dec. 31,
                                                                  1999          1999          1999

  Net asset value at beginning of period                         $25.38        $25.38        $25.38
                                                                -------       -------       -------
  Net investment income                                            0.05          0.02          0.02
  Net realized and unrealized gain on investments                  1.81          1.76          1.76
                                                                -------       -------       -------
  Total from investment operations                                 1.86          1.78          1.78
                                                                -------       -------       -------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                                      (0.08)        (0.07)        (0.07)
  From net realized gain on investments                           (0.94)        (0.94)        (0.94)
                                                                -------       -------       -------
  Total dividends and distributions                               (1.02)        (1.01)        (1.01)
                                                                -------       -------       -------
  Net asset value at end of period                               $26.22        $26.15        $26.15
                                                                =======       =======       =======
  Total investment return(a)                                       7.53%         7.23%         7.23%

  RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:

  Net investment income (loss)                                     0.46%(+)     (0.29%)(+)    (0.29%)(+)
  Net expenses                                                     1.25%(+)      2.00%(+)      2.00%(+)
  Expenses (before reimbursement)                                  1.41%(+)      2.16%(+)      2.16%(+)
  Portfolio turnover rate                                            32%           32%           32%
  Net assets at end of period (in 000's)                         $8,651       $11,511        $2,478



* Class A, B and C shares first offered on June 9, 1999.



(+) Annualized.



(a) Total return is calculated exclusive of sales charges and is not annualized.

FINANCIAL HIGHLIGHTS

RESEARCH VALUE FUND


                                                              CLASS A                  CLASS B                  CLASS C
                                                          Year       June 1*       Year      June 1*       Year      Sept. 1**
                                                         ended       through      ended      through      ended       through
                                                        Dec. 31,    Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,     Dec. 31,
                                                          1999        1998         1999        1998        1999         1998
  Net asset value at beginning of period                 $10.30       $10.00      $10.25      $10.00      $10.25        $8.30
                                                        -------      -------      ------      ------      ------       ------
  Net investment loss(a)                                  (0.03)       (0.07)      (0.09)      (0.10)      (0.09)       (0.06)
  Net realized and unrealized gain on investments          1.90         0.37        1.87        0.35        1.87         2.01
                                                        -------      -------      ------      ------      ------       ------
  Total from investment operations                         1.87         0.30        1.78        0.25        1.78         1.95
                                                        -------      -------      ------      ------      ------       ------

  LESS DISTRIBUTIONS:

  From net realized gain on investments                   (0.37)          --       (0.37)         --       (0.37)          --
  In excess of net realized gain on investments           (0.18)          --       (0.18)         --       (0.18)          --
                                                        -------      -------      ------      ------      ------       ------
  Total Distributions                                     (0.55)          --       (0.55)         --       (0.55)          --
                                                        -------      -------      ------      ------      ------       ------
  Net asset value at end of period                       $11.62       $10.30      $11.48      $10.25      $11.48       $10.25
                                                        =======      =======      ======      ======      ======       ======
  Total investment return(b)                              18.35%        3.00%      17.56%       2.50%      17.56%       23.49%

  RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:

  Net investment loss                                     (0.33%)      (1.48%)(++) (1.08%)     (2.23%)(++) (1.08%)      (2.23%)(++)
  Net expenses                                             1.80%        3.15%(++)   2.55%       3.90%(++)   2.55%        3.90%(++)
  Expenses (before reimbursement)                          2.14%        3.15%(++)   2.89%       3.90%(++)   2.89%        3.90%(++)
  Portfolio turnover rate                                    63%          53%         63%         53%         63%          53%
  Net assets at end of period (in 000's)                $13,987      $10,378     $10,176      $4,589      $1,146         $138


* Commencement of Operations.

** Class C shares were first offered on September 1, 1998.


(++) Annualized.


(a) Per share data based on average shares outstanding during the period.

(b) Total return is calculated exclusive of sales charges and is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

VALUE FUND


                                                                                     CLASS A
                                                                             Year ended December 31,
                                                                  1999       1998       1997      1996      1995
  Net asset value at beginning of period                          $17.16     $21.76     $20.34    $18.25    $14.66
                                                                --------   --------   --------   -------   -------
  Net investment income (loss)                                      0.12       0.23       0.27      0.30      0.29
  Net realized and unrealized gain (loss) on investments            1.29      (1.92)      4.10      3.66      3.91
                                                                --------   --------   --------   -------   -------
  Total from investment operations                                  1.41      (1.69)      4.37      3.96      4.20
                                                                --------   --------   --------   -------   -------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                                       (0.00)(c)    (0.23)    (0.27)   (0.30)    (0.29)
  From net realized gain on investments                            (0.19)     (2.68)     (2.68)    (1.57)    (0.32)
  In excess of net realized gain on investments                    (0.13)        --         --        --        --
  Return of capital                                                (0.07)        --         --        --        --
                                                                --------   --------   --------   -------   -------
  Total dividends and distributions                                (0.39)     (2.91)     (2.95)    (1.87)    (0.61)
                                                                --------   --------   --------   -------   -------
  Net asset value at end of period                                $18.18     $17.16     $21.76    $20.34    $18.25
                                                                ========   ========   ========   =======   =======
  Total investment return(a)                                        8.33%     (7.41%)    21.88%    21.84%    28.74%
  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income (loss)                                      0.70%      1.03%      1.22%      1.6%      1.5%
  Expenses                                                          1.13%      1.09%      1.11%      1.1%      1.2%
  Portfolio turnover rate                                             61%        83%        61%       47%       48%
  Net assets at end of period (in 000's)                        $117,036   $114,925   $124,011   $73,259   $25,258



* Class C shares were first offered on September 1, 1998.



(++) Annualized.



(a) Total return is calculated exclusive of sales charges and is not annualized.



(b) Less than one cent per share.


STRATEGIC VALUE FUND


                                                                           CLASS A
                                                                  Year       Year     Oct. 22*
                                                                 ended      ended     through
                                                                Dec. 31,   Dec. 31,   Dec. 31,
                                                                  1999       1998       1997
  Net asset value at beginning of period                         $10.18     $10.29     $10.00
                                                                -------    -------    -------
  Net investment income                                            0.22       0.15       0.03
  Net realized and unrealized gain (loss) on investments           1.15      (0.10)      0.38
                                                                -------    -------    -------
  Total from investment operations                                 1.37       0.05       0.41
                                                                -------    -------    -------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                                      (0.22)     (0.15)     (0.03)
  From net realized gain on investments                           (0.09)     (0.01)     (0.09)
  In excess of net investment income                              (0.01)        --         --
  In excess of net realized gain on investments                   (0.08)        --         --
                                                                -------    -------    -------
  Total dividends and distributions                               (0.40)     (0.16)     (0.12)
                                                                -------    -------    -------
  Net asset value at end of period                               $11.15     $10.18     $10.29
                                                                =======    =======    =======
  Total investment return(a)                                      13.59%      0.52%      4.11%
  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                                            1.97%      1.49%      1.66%(++)
  Expenses                                                         1.69%      1.79%      2.73%(++)
  Portfolio turnover rate                                           122%       203%        29%
  Net assets at end of period (in 000's)                        $18,899    $17,946    $13,622


* Commencement of Operations.

** Class C shares were first offered on September 1, 1998.


(++) Annualized.



(a) Total return is calculated exclusive of sales charges and is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                                      VALUE FUND


                                    CLASS B                                                  CLASS C
                                                                                       Year         Sept. 1*
                                                                                      ended         through
                            Year ended December 31,                                  Dec. 31,       Dec. 31,
     1999             1998             1997             1996            1995           1999           1998
      $17.15           $21.74           $20.32           $18.25         $14.66        $17.15         $18.16
  ----------       ----------       ----------       ----------       --------        ------         ------
       (0.01)            0.06             0.15             0.20           0.19         (0.01)          0.03
        1.28            (1.91)            4.10             3.64           3.91          1.28           1.67
  ----------       ----------       ----------       ----------       --------        ------         ------
        1.27            (1.85)            4.25             3.84           4.10          1.27           1.70
  ----------       ----------       ----------       ----------       --------        ------         ------

       (0.00)(c)        (0.06)           (0.15)           (0.20)         (0.19)        (0.00)(b)      (0.03)
       (0.19)           (2.68)           (2.68)           (1.57)         (0.32)        (0.19)         (2.68)
       (0.13)              --               --               --             --         (0.13)            --
       (0.01)              --               --               --             --         (0.01)            --
  ----------       ----------       ----------       ----------       --------        ------         ------
       (0.33)           (2.74)           (2.83)           (1.77)         (0.51)        (0.33)         (2.71)
  ----------       ----------       ----------       ----------       --------        ------         ------
      $18.09           $17.15           $21.74           $20.32         $18.25        $18.09         $17.15
  ==========       ==========       ==========       ==========       ========        ======         ======
        7.51%           (8.09%)          21.29%           21.11%         28.01%         7.51%          9.88%

       (0.05%)           0.28%            0.70%             1.1%           0.9%        (0.05%)         0.28%(++)
        1.88%            1.84%            1.63%             1.6%           1.8%         1.88%          1.84%(++)
          61%              83%              61%              47%            48%           61%            83%
  $1,012,767       $1,174,554       $1,399,589       $1,019,307       $708,840          $631            $80


                                                            STRATEGIC VALUE FUND


                         CLASS B                       CLASS C
    Year           Year         Oct. 22*         Year         Sept. 1**
   ended          ended         through         ended          through
  Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
    1999           1998           1997           1999           1998
   $10.17         $10.29         $10.00         $10.17          $9.15
  -------        -------        -------         ------         ------
     0.14           0.08           0.02           0.14           0.05
     1.14          (0.11)          0.38           1.14           1.03
  -------        -------        -------         ------         ------
     1.28          (0.03)          0.40           1.28           1.08
  -------        -------        -------         ------         ------

    (0.14)         (0.08)         (0.02)         (0.14)         (0.05)
    (0.09)         (0.01)         (0.09)         (0.09)         (0.01)
    (0.01)            --             --          (0.01)            --
    (0.08)            --             --          (0.08)            --
  -------        -------        -------         ------         ------
    (0.32)         (0.09)         (0.11)         (0.32)         (0.06)
  -------        -------        -------         ------         ------
   $11.13         $10.17         $10.29         $11.13         $10.17
  =======        =======        =======         ======         ======
    12.64%         (0.27%)         4.04%         12.64%         11.77%

     1.22%          0.74%          0.91%(++)      1.22%          0.74%(++)
     2.44%          2.54%          3.48%(++)      2.44%          2.54%(++)
      122%           203%            29%           122%           203%
  $35,702        $38,528        $12,325           $154            $84

FINANCIAL HIGHLIGHTS

CONVERTIBLE FUND


                                                                                              CLASS A
                                                                                      Year ended December 31,
                                                                     1999         1998         1997         1996         1995
  Net asset value at beginning of period                             $12.49       $13.53       $13.81       $13.45       $11.67
                                                                    -------      -------      -------      -------      -------
  Net investment income                                                0.55         0.57         0.60         0.57         0.59
  Net realized and unrealized gain (loss) on investments               3.55        (0.38)        0.91         1.02         2.14
  Net realized and unrealized gain (loss) on foreign currency
   transactions                                                       (0.00)(b)    (0.02)        0.03         0.02        (0.00)(b)
                                                                    -------      -------      -------      -------      -------
  Total from investment operations                                     4.10         0.17         1.54         1.61         2.73
                                                                    -------      -------      -------      -------      -------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                                          (0.52)       (0.57)       (0.60)       (0.62)       (0.55)
  From net realized gain on investments                               (1.54)       (0.64)       (1.22)       (0.63)       (0.40)
                                                                    -------      -------      -------      -------      -------
  Total dividends and distributions                                   (2.06)       (1.21)       (1.82)       (1.25)       (0.95)
                                                                    -------      -------      -------      -------      -------
  Net asset value at end of period                                   $14.53       $12.49       $13.53       $13.81       $13.45
                                                                    =======      =======      =======      =======      =======
  Total investment return(a)                                          33.91%        1.23%       11.36%       12.13%       23.72%
  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                                                3.84%        3.74%        4.10%         4.4%         4.9%
  Expenses                                                             1.29%        1.40%        1.45%         1.5%         1.5%
  Portfolio turnover rate                                               374%         347%         273%         296%         243%
  Net assets at end of period (in 000's)                            $46,254      $42,376      $64,246      $56,621      $26,836



* Class C shares were first offered on September 1, 1998.



(++) Annualized.


(a) Total return is calculated exclusive of sales charges and is not annualized.

(b) Less than one cent per share.

(c) Less than one thousand.

TOTAL RETURN FUND


                                                                                            CLASS A
                                                                                    Year ended December 31,
                                                                   1999          1998          1997         1996         1995
  Net asset value at beginning of period                           $24.96        $21.44        $20.09       $18.53       $14.76
                                                                 --------      --------      --------      -------      -------
  Net investment income                                              0.34          0.39          0.40         0.37         0.42
  Net realized and unrealized gain on investments                    3.69          5.29          3.19         2.07         3.77
                                                                 --------      --------      --------      -------      -------
  Total from investment operations                                   4.03          5.68          3.59         2.44         4.19
                                                                 --------      --------      --------      -------      -------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                                        (0.34)        (0.39)        (0.40)       (0.37)       (0.42)
  From net realized gain on investments                             (1.42)        (1.77)        (1.84)       (0.51)          --
                                                                 --------      --------      --------      -------      -------
  Total dividends and distributions                                 (1.76)        (2.16)        (2.24)       (0.88)       (0.42)
                                                                 --------      --------      --------      -------      -------
  Net asset value at end of period                                 $27.23        $24.96        $21.44       $20.09       $18.53
                                                                 ========      ========      ========      =======      =======
  Total investment return(a)                                        16.46%        26.93%        18.24%       13.22%       28.66%
  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                                              1.32%         1.66%         1.86%         1.9%         2.5%
  Net expenses                                                       1.13%         1.16%         1.15%         1.1%         1.1%
  Expenses (before waiver)                                           1.16%         1.18%         1.15%         1.1%         1.1%
  Portfolio turnover rate                                             125%          169%          182%         173%         228%
  Net assets at end of period (in 000's)                         $203,924      $152,598      $108,329      $68,975      $19,206



* Class C shares were first offered on September 1, 1998.



(++) Annualized.


(a) Total return is calculated exclusive of sales charges and is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                                CONVERTIBLE FUND


                        CLASS B                                      CLASS C
                                                                          Sept. 1,*
                                                             Year ended    through
                Year ended December 31,                       Dec. 31,     Dec. 31,
    1999       1998       1997       1996       1995            1999         1998
    $12.49     $13.52     $13.80     $13.45     $11.67         $12.49       $12.64
  --------   --------   --------   --------   --------         ------       ------
      0.44       0.46       0.51       0.48       0.51           0.44         0.26
      3.55      (0.37)      0.91       1.02       2.14           3.55         0.47
     (0.00)(b)  (0.02)      0.03       0.02      (0.00)(b)      (0.00)(b)     0.02
  --------   --------   --------   --------   --------         ------       ------
      3.99       0.07       1.45       1.52       2.65           3.99         0.75
  --------   --------   --------   --------   --------         ------       ------
     (0.41)     (0.46)     (0.51)     (0.54)     (0.47)         (0.41)       (0.26)
     (1.54)     (0.64)     (1.22)     (0.63)     (0.40)         (1.54)       (0.64)
  --------   --------   --------   --------   --------         ------       ------
     (1.95)     (1.10)     (1.73)     (1.17)     (0.87)         (1.95)       (0.90)
  --------   --------   --------   --------   --------         ------       ------
    $14.53     $12.49     $13.52     $13.80     $13.45         $14.53       $12.49
  ========   ========   ========   ========   ========         ======       ======
     32.90%      0.53%     10.67%     11.39%     23.02%         32.90%        6.06%
      3.09%      2.99%      3.47%       3.8%       4.3%          3.09%        2.99%(++)
      2.04%      2.15%      2.08%       2.1%       2.1%          2.04%        2.15%(++)
       374%       347%       273%       296%       243%           374%         347%
  $658,197   $656,831   $841,540   $797,243   $427,461         $1,329          $--(c)



                                                               TOTAL RETURN FUND



                            CLASS B                                     CLASS C
                                                                              Sept. 1*
                                                                 Year ended    through
                    Year ended December 31,                       Dec. 31,    Dec. 31,
     1999         1998         1997         1996        1995        1999        1998
      $24.96       $21.45       $20.10       $18.53     $14.76     $24.96      $21.70
  ----------   ----------   ----------   ----------   --------     ------      ------
        0.15         0.21         0.29         0.27       0.33       0.15        0.11
        3.69         5.28         3.19         2.08       3.77       3.69        5.03
  ----------   ----------   ----------   ----------   --------     ------      ------
        3.84         5.49         3.48         2.35       4.10       3.84        5.14
  ----------   ----------   ----------   ----------   --------     ------      ------
       (0.15)       (0.21)       (0.29)       (0.27)     (0.33)     (0.15)      (0.11)
       (1.42)       (1.77)       (1.84)       (0.51)        --      (1.42)      (1.77)
  ----------   ----------   ----------   ----------   --------     ------      ------
       (1.57)       (1.98)       (2.13)       (0.78)     (0.33)     (1.57)      (1.88)
  ----------   ----------   ----------   ----------   --------     ------      ------
      $27.23       $24.96       $21.45       $20.10     $18.53     $27.23      $24.96
  ==========   ==========   ==========   ==========   ========     ======      ======
       15.60%       25.96%       17.65%       12.73%     27.96%     15.60%      23.94%
        0.57%        0.91%        1.36%         1.4%       2.0%      0.57%       0.91%(++)
        1.88%        1.91%        1.65%         1.6%       1.7%      1.88%       1.91%(++)
        1.91%        1.93%        1.65%         1.6%       1.7%      1.91%       1.93%(++)
         125%         169%         182%         173%       228%       125%        169%
  $1,678,696   $1,482,411   $1,198,206   $1,029,878   $860,881     $5,579        $359

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND


                                                                                     CLASS A
                                                                             Year ended December 31,
                                                                   1999       1998      1997      1996      1995

  Net asset value at beginning of period                          $12.21      $10.33    $10.48    $10.05     $9.77
                                                                 -------     -------   -------   -------   -------
  Net investment income (loss)                                     (0.07)       0.01      0.80      0.29      0.27
  Net realized and unrealized gain (loss) on investments            3.54        2.13      0.03      0.07      0.10
  Net realized and unrealized gain (loss) on foreign currency
   transactions                                                    (0.13)      (0.06)    (0.36)     0.62      0.14
                                                                 -------     -------   -------   -------   -------
  Total from investment operations                                  3.34        2.08      0.47      0.98      0.51
                                                                 -------     -------   -------   -------   -------

  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net realized gain on investments and foreign currency
   transactions                                                    (0.29)      (0.20)    (0.62)    (0.52)    (0.15)
  In excess of net investment income                               (0.03)         --        --        --        --
  In excess of net realized gain on investments                       --          --        --     (0.03)    (0.08)
                                                                 -------     -------   -------   -------   -------
  Total dividends and distributions                                (0.32)      (0.20)    (0.62)    (0.55)    (0.23)
                                                                 -------     -------   -------   -------   -------
  Net asset value at end of period                                $15.23      $12.21    $10.33    $10.48    $10.05
                                                                 =======     =======   =======   =======   =======
  Total investment return(a)                                       27.54%      20.17%     4.52%     9.78%     5.25%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income (loss)                                     (0.14%)      0.08%     0.19%     (0.1%)    (0.2%)
  Expenses                                                          1.94%       2.01%     2.01%      2.0%      2.2%
  Portfolio turnover rate                                             38%         54%       43%       19%       25%
  Net assets at end of period (in 000's)                         $34,407     $24,115   $17,452   $17,475   $12,856



** Class C shares were first offered on September 1, 1998.

(++) Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.


GLOBAL HIGH YIELD FUND


                                                                      CLASS A               CLASS B               CLASS C
                                                                  Year     June 1*      Year     June 1*      Year     Sept. 1**
                                                                 ended     through     ended     through     ended      through
                                                                Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                                                  1999       1998       1999       1998       1999       1998
  Net asset value at beginning of period                          $8.00     $10.00      $7.98     $10.00     $7.98       $7.18
                                                                 ------     ------     ------     ------     -----       -----
  Net investment income                                            0.78       0.34(a)    0.71       0.32(a)   0.71        0.27(a)
  Net realized and unrealized gain (loss) on investments           0.58      (1.99)      0.56      (2.01)     0.56        0.81
  Net realized and unrealized gain (loss) on foreign currency
   transactions                                                    0.01      (0.01)      0.01      (0.01)     0.01       (0.01)
                                                                 ------     ------     ------     ------     -----       -----
  Total from investment operations                                 1.37      (1.66)      1.28      (1.70)     1.28        1.07
                                                                 ------     ------     ------     ------     -----       -----

  LESS DIVIDENDS:
  From net investment income                                      (0.79)     (0.34)     (0.72)     (0.32)    (0.72)      (0.27)
                                                                 ------     ------     ------     ------     -----       -----
  Net asset value at end of period                                $8.58      $8.00      $8.54      $7.98     $8.54       $7.98
                                                                 ======     ======     ======     ======     =====       =====
  Total investment return(b)                                      18.15%    (16.38%)    17.01%    (16.82%)   17.01%      14.99%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                                            9.57%      7.40%(++)    8.82%    6.65%(++)   8.82%     6.65%(++)
  Net expenses                                                     1.70%      3.39%(++)    2.45%    4.14%(++)   2.45%     4.14%(++)
  Expenses (before waiver and reimbursement)                       2.78%      3.59%(++)    3.53%    4.34%(++)   3.53%     4.34%(++)
  Portfolio turnover rate                                           104%        96%       104%        96%      104%         96%
  Net assets at end of period (in 000's)                         $8,186     $7,548     $3,756     $2,532       $79         $--(c)


* Commencement of Operations.
** Class C shares were first offered on September 1, 1998.
(++) Annualized.

(a) Per share data is based on average shares outstanding during the period.

(b) Total return is calculated exclusive of sales charges and is not annualized.


(c) Less than one thousand dollars.

                                                            FINANCIAL HIGHLIGHTS

                                                       INTERNATIONAL EQUITY FUND


                      CLASS B                              CLASS C
                                                       Year      Sept. 1**
                                                      ended       through
              Year ended December 31,                Dec. 31,    Dec. 31,
   1999      1998      1997      1996      1995        1999        1998

   $12.08    $10.22    $10.38     $9.97     $9.77     $12.08      $10.60
  -------   -------   -------   -------   -------     ------      ------
    (0.09)    (0.08)     0.72      0.24      0.26      (0.09)      (0.09)
     3.41      2.10      0.03      0.07      0.07       3.41        1.72
         )
    (0.13     (0.05)    (0.37)     0.59      0.09      (0.13)      (0.04)
  -------   -------   -------   -------   -------     ------      ------
     3.19      1.97      0.38      0.90      0.42       3.19        1.59
  -------   -------   -------   -------   -------     ------      ------

         )
    (0.29     (0.11)    (0.54)    (0.46)    (0.15)     (0.29)      (0.11)
    (0.03)       --        --        --        --      (0.03)         --
       --        --        --     (0.03)    (0.07)        --          --
  -------   -------   -------   -------   -------     ------      ------
    (0.32)    (0.11)    (0.54)    (0.49)    (0.22)     (0.32)      (0.11)
  -------   -------   -------   -------   -------     ------      ------
   $14.95    $12.08    $10.22    $10.38     $9.97     $14.95      $12.08
  =======   =======   =======   =======   =======     ======      ======
    26.60%    19.34%     3.78%     9.05%     4.27%     26.60%      15.07%

    (0.89%)   (0.67%)   (0.49%)    (0.8%)    (1.0%)    (0.89%)     (0.67%)(++)
     2.69%     2.76%     2.69%      2.7%      3.0%      2.69%       2.76%(++)
       38%       54%       43%       19%       25%        38%         54%
  $94,698   $75,516   $63,241   $52,709   $25,341       $343         $11

FINANCIAL HIGHLIGHTS

INTERNATIONAL BOND FUND


                                                                                      CLASS A
                                                                              Year ended December 31,
                                                                   1999      1998      1997      1996      1995

  Net asset value at beginning of period                           $10.57    $10.10    $10.95    $10.43     $9.90
                                                                  -------   -------   -------   -------   -------
  Net investment income                                              0.36      0.54      0.80      0.72      1.15
  Net realized and unrealized gain (loss) on investments            (0.89)     0.58     (0.94)     0.27      0.59
  Net realized and unrealized gain (loss) on foreign currency
   transactions                                                     (0.33)     0.02      0.33      0.41      0.07
                                                                  -------   -------   -------   -------   -------
  Total from investment operations                                  (0.86)     1.14      0.19      1.40      1.81
                                                                  -------   -------   -------   -------   -------

  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income and net realized gain on foreign
   currency transactions                                            (0.04)    (0.58)    (0.76)    (0.73)    (0.61)
  From net realized gain on investments                                --     (0.09)    (0.28)    (0.15)    (0.28)
  In excess of net realized gain on investments and foreign
   currency transactions                                            (0.09)       --        --        --     (0.39)
  Return of capital                                                 (0.51)       --        --        --        --
                                                                  -------   -------   -------   -------   -------
  Total dividends and distributions                                 (0.64)    (0.67)    (1.04)    (0.88)    (1.28)
                                                                  -------   -------   -------   -------   -------
  Net asset value at end of period                                  $9.07    $10.57    $10.10    $10.95    $10.43
                                                                  =======   =======   =======   =======   =======
  Total investment return(a)                                        (8.22%)   11.61%     1.83%    13.90%    18.68%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                                              3.80%     5.17%     5.35%      5.4%      5.6%
  Net expenses                                                       1.61%     1.59%     1.56%      1.5%      1.5%
  Expenses (before waiver)                                           1.91%     1.89%     1.86%      1.8%      1.8%
  Portfolio turnover rate                                             281%      287%      179%       59%      103%
  Net assets at end of period (in 000's)                          $12,326   $15,542   $12,263   $11,965   $11,494


** Class C shares were first offered on September 1, 1998.

(++) Annualized.


(a) Total return is calculated exclusive of sales charges and is not annualized.


(b) Less than one thousand.


HIGH YIELD CORPORATE BOND FUND


                                                                                        CLASS A
                                                                                Year ended December 31,
                                                                    1999       1998       1997       1996      1995

  Net asset value at beginning of period                             $7.54      $8.16      $8.27      $7.92     $7.44
                                                                  --------   --------   --------   --------   -------
  Net investment income                                               0.79       0.75       0.74       0.72      0.84
  Net realized and unrealized gain (loss) on investments             (0.06)     (0.57)      0.23       0.52      0.61
  Net realized and unrealized gain (loss) on foreign currency
   transactions                                                       0.02      (0.01)     (0.00)(b)    (0.00)(b)   (0.00)(b)
                                                                  --------   --------   --------   --------   -------
  Total from investment operations                                    0.75       0.17       0.97       1.24      1.45
                                                                  --------   --------   --------   --------   -------

  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                                         (0.80)     (0.74)     (0.74)     (0.71)    (0.84)
  From net realized gain on investments                              (0.03)     (0.03)     (0.34)     (0.18)    (0.10)
  In excess of net investment income                                 (0.05)     (0.01)        --         --     (0.01)
  In excess of net realized gain on investments                         --      (0.01)        --         --     (0.02)
                                                                  --------   --------   --------   --------   -------
  Total dividends and distributions                                  (0.88)     (0.79)     (1.08)     (0.89)    (0.97)
                                                                  --------   --------   --------   --------   -------
  Net asset value at end of period                                   $7.41      $7.54      $8.16      $8.27     $7.92
                                                                  ========   ========   ========   ========   =======
  Total investment return(a)                                         10.33%      2.07%     12.20%     16.33%    20.28%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                                              10.36%      9.40%      8.79%       9.0%     10.2%
  Net expenses                                                        1.00%      1.00%      1.01%       1.0%      1.0%
  Expenses (before waiver)                                            1.04%      1.04%      1.01%       1.0%      1.0%
  Portfolio turnover rate                                               83%       128%       128%       118%      137%
  Net assets at end of period (in 000's)                          $369,275   $278,181   $238,841   $116,805   $42,850


** Class C shares were first offered on September 1, 1998.

(++) Annualized.


(a) Total return is calculated exclusive of sales charges and is not annualized.


(b) Less than one cent per share.

                                                            FINANCIAL HIGHLIGHTS

                                                         INTERNATIONAL BOND FUND


                      CLASS B                              CLASS C
                                                                 Sept. 1**
                                                    Year ended    through
              Year ended December 31,                Dec. 31,    Dec. 31,
   1999      1998      1997      1996      1995        1999        1998

   $10.59    $10.12    $10.98    $10.45     $9.90     $10.59      $10.13
  -------   -------   -------   -------   -------     ------      ------
     0.29      0.46      0.74      0.64      1.06       0.29        0.16
    (0.90)     0.58     (0.96)     0.27      0.61      (0.90)       0.53
    (0.33)     0.02      0.34      0.42      0.07      (0.33)       0.02
  -------   -------   -------   -------   -------     ------      ------
    (0.94)     1.06      0.12      1.33      1.74      (0.94)       0.71
  -------   -------   -------   -------   -------     ------      ------

    (0.03)    (0.50)    (0.70)    (0.65)    (0.56)     (0.03)      (0.16)
       --     (0.09)    (0.28)    (0.15)    (0.28)        --       (0.09)
    (0.09)       --        --        --     (0.35)     (0.09)         --
    (0.45)       --        --        --        --      (0.45)         --
  -------   -------   -------   -------   -------     ------      ------
    (0.57)    (0.59)    (0.98)    (0.80)    (1.19)     (0.57)      (0.25)
  -------   -------   -------   -------   -------     ------      ------
    $9.08    $10.59    $10.12    $10.98    $10.45      $9.08      $10.59
  =======   =======   =======   =======   =======     ======      ======
    (8.94%)   10.79%     1.15%    13.13%    17.96%     (8.94%)      7.05%

     3.05%     4.42%     4.69%      4.8%      4.9%      3.05%       4.42%(++)
     2.36%     2.34%     2.22%      2.1%      2.2%      2.36%       2.34%(++)
     2.66%     2.64%     2.52%      2.4%      2.5%      2.66%       2.64%(++)
      281%      287%      179%       59%      103%       281%        287%
  $13,955   $18,797   $20,870   $19,020   $13,212        $48         $--(b)


                                                  HIGH YIELD CORPORATE BOND FUND


                             CLASS B                                      CLASS C
                                                                                Sept. 1**
                                                                   Year ended    through
                     Year ended December 31,                        Dec. 31,    Dec. 31,
     1999         1998         1997         1996         1995         1999        1998

       $7.53        $8.15        $8.26        $7.92        $7.44        $7.53      $7.43
  ----------   ----------   ----------   ----------   ----------   ----------    -------
        0.73         0.69         0.69         0.67         0.81         0.73       0.27
       (0.06)       (0.57)        0.23         0.52         0.61        (0.06)      0.15
        0.02        (0.01)       (0.00)(b)      (0.00)(b)      (0.00)(b)       0.02    (0.01)
  ----------   ----------   ----------   ----------   ----------   ----------    -------
        0.69         0.11         0.92         1.19         1.42         0.69       0.41
  ----------   ----------   ----------   ----------   ----------   ----------    -------

       (.075)       (0.68)       (0.69)       (0.67)       (0.81)       (0.75)     (0.27)
       (0.03)       (0.03)       (0.34)       (0.18)       (0.10)       (0.03)     (0.03)
       (0.04)       (0.01)          --           --        (0.01)       (0.04)        --
          --        (0.01)          --           --        (0.02)          --      (0.01)
  ----------   ----------   ----------   ----------   ----------   ----------    -------
       (0.82)       (0.73)       (1.03)       (0.85)       (0.94)       (0.82)     (0.31)
  ----------   ----------   ----------   ----------   ----------   ----------    -------
       $7.40        $7.53        $8.15        $8.26        $7.92        $7.40      $7.53
  ==========   ==========   ==========   ==========   ==========   ==========    =======
        9.51%        1.31%       11.55%       15.58%       19.71%        9.51%      5.58%

        9.61%        8.65%        8.18%         8.4%         9.5%        9.61%      8.65%(++)
        1.75%        1.75%        1.62%         1.6%         1.6%        1.75%      1.75%(++)
        1.79%        1.79%        1.62%         1.6%         1.6%        1.79%      1.79%(++)
          83%         128%         128%         118%         137%          83%       128%
  $3,294,427   $3,309,389   $3,380,439   $2,441,180   $1,601,238      $67,181    $10,025

FINANCIAL HIGHLIGHTS

STRATEGIC INCOME FUND


                                                                                 CLASS A
                                                                                              Feb. 28*
                                                                    Year ended   Year ended   through
                                                                     Dec. 31,     Dec. 31,    Dec. 31,
                                                                       1999         1998        1997

  Net asset value at beginning of period                               $9.71        $9.91      $10.00
                                                                     -------      -------     -------
  Net investment income                                                 0.67         0.60        0.54
  Net realized and unrealized gain (loss) on investments               (0.45)       (0.09)       0.07
  Net realized and unrealized gain (loss) on foreign currency
   transactions                                                         0.00(c)     (0.01)       0.05
                                                                     -------      -------     -------
  Total from investment operations                                      0.22         0.50        0.66
                                                                     -------      -------     -------

  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                                           (0.66)       (0.69)      (0.54)
  From net realized gain on investments                                (0.03)          --       (0.21)
  In excess of net investment income                                   (0.04)       (0.01)         --
  Return of capital                                                    (0.00)(b)       --          --
                                                                     -------      -------     -------
  Total dividends and distributions                                    (0.73)       (0.70)      (0.75)
                                                                     -------      -------     -------
  Net asset value at end of period                                     $9.20        $9.71       $9.91
                                                                     =======      =======     =======
  Total investment return(a)                                            2.30%        5.17%       6.62%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                                                 6.97%        6.14%       6.46%(++)
  Net expenses                                                          1.34%        1.38%       1.15%(++)
  Expenses (before reimbursement)                                       1.34%        1.42%       1.49%(++)
  Portfolio turnover rate                                                244%         325%        323%
  Net assets at end of period (in 000's)                             $19,922      $21,603     $18,922


* Commencement of Operations.
** Class C shares were first offered on September 1, 1998.
(++) Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.


(b) Less than one cent per share.


GOVERNMENT FUND


                                                                                    CLASS A
                                                                            Year ended December 31,
                                                                 1999      1998      1997      1996      1995

  Net asset value at beginning of period                          $8.46     $8.27     $8.06     $8.41     $7.76
                                                                -------   -------   -------   -------   -------
  Net investment income                                            0.42      0.43      0.50      0.50      0.58
  Net realized and unrealized gain (loss) on investments          (0.65)     0.24      0.21     (0.35)     0.65
                                                                -------   -------   -------   -------   -------
  Total from investment operations                                (0.23)     0.67      0.71      0.15      1.23
                                                                -------   -------   -------   -------   -------

  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                                      (0.42)    (0.43)    (0.50)    (0.50)    (0.58)
  In excess of net investment income                                 --        --        --        --     (0.00)(b)
  Return of capital                                               (0.06)    (0.05)       --        --        --
                                                                -------   -------   -------   -------   -------
  Total dividends and distributions                               (0.48)    (0.48)    (0.50)    (0.50)    (0.58)
                                                                -------   -------   -------   -------   -------
  Net asset value at end of period                                $7.75     $8.46     $8.27     $8.06     $8.41
                                                                =======   =======   =======   =======   =======
  Total investment return(a)                                      (2.81%)    8.32%     9.12%     1.97%    16.38%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                                            5.17%     5.20%     6.23%      6.3%      7.3%
  Expenses                                                         1.13%     1.12%     1.09%      1.0%      1.0%
  Portfolio turnover rate                                           255%      371%      338%      307%      540%
  Net assets at end of period (in 000's)                        $34,116   $22,189   $17,114   $16,413   $12,784


* Class C shares were first offered on September 1, 1998.

(++) Annualized.


(a) Total return is calculated exclusive of sales charges and is not annualized.


(b) Less than one cent per share.

                                                            FINANCIAL HIGHLIGHTS

                                                           STRATEGIC INCOME FUND

                    CLASS B                        CLASS C
                                 Feb. 28*                Sept. 1**
       Year ended   Year ended   through    Year ended    through
        Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
          1999         1998        1997        1999        1998

          $9.70        $9.91      $10.00       $9.70       $9.59
        -------      -------     -------     -------       -----
           0.60         0.54        0.48        0.60        0.21
          (0.45)       (0.11)       0.07       (0.45)       0.10
           0.00(b)     (0.01)       0.05        0.00(b)     0.01
        -------      -------     -------     -------       -----
           0.15         0.42        0.60        0.15        0.32
        -------      -------     -------     -------       -----

          (0.60)       (0.62)      (0.48)      (0.60)      (0.21)
          (0.03)          --       (0.21)      (0.03)         --
          (0.03)       (0.01)         --       (0.03)         --(b)
          (0.00)(b)       --          --       (0.00)(b)      --
        -------      -------     -------     -------       -----
          (0.66)       (0.63)      (0.69)      (0.66)      (0.21)
        -------      -------     -------     -------       -----
          $9.19        $9.70       $9.91       $9.19       $9.70
        =======      =======     =======     =======       =====
           1.54%        4.35%       6.02%       1.54%       3.41%

           6.22%        5.39%       5.71%(++)   6.22%       5.39%(++)
           2.09%        2.13%       1.90%(++)   2.09%       2.13%(++)
           2.09%        2.17%       2.24%(++)   2.09%       2.13%(++)
            244%         325%        323%        244%        325%
        $59,645      $66,273     $43,872        $768         $91

                                                                 GOVERNMENT FUND

                        CLASS B                                 CLASS C
                                                                      Sept. 1*
                                                         Year ended    through
                Year ended December 31,                   Dec. 31,    Dec. 31,
    1999       1998       1997       1996       1995        1999        1998

     $8.44      $8.25      $8.04      $8.41      $7.76     $8.44        $8.43
  --------   --------   --------   --------   --------     -----        -----
      0.36       0.37       0.45       0.46       0.54      0.36         0.12
     (0.66)      0.24       0.21      (0.37)      0.65     (0.66)        0.03
  --------   --------   --------   --------   --------     -----        -----
     (0.30)      0.61       0.66       0.09       1.19     (0.30)        0.15
  --------   --------   --------   --------   --------     -----        -----

     (0.36)     (0.37)     (0.45)     (0.46)     (0.54)    (0.36)       (0.12)
        --         --         --         --      (0.00)(b)    --           --
     (0.05)     (0.05)        --         --         --     (0.05)       (0.02)
  --------   --------   --------   --------   --------     -----        -----
     (0.41)     (0.42)     (0.45)     (0.46)     (0.54)    (0.41)       (0.14)
  --------   --------   --------   --------   --------     -----        -----
     $7.73      $8.44      $8.25      $8.04      $8.41     $7.73        $8.44
  ========   ========   ========   ========   ========     =====        =====
     (3.60%)     7.52%      8.54%      1.25%     15.69%    (3.60%)       1.75%

      4.42%      4.45%      5.67%       5.7%       6.7%     4.42%        4.45%(++)
      1.88%      1.87%      1.65%       1.6%       1.7%     1.88%        1.87%(++)
       255%       371%       338%       307%       540%      255%         371%
  $483,495   $590,592   $636,491   $782,970   $990,184      $532          $94

FINANCIAL HIGHLIGHTS

CALIFORNIA TAX FREE FUND


                                                                                    CLASS A
                                                                            Year ended December 31,
                                                                 1999      1998      1997      1996      1995

  Net asset value at beginning of period                          $9.98     $9.93     $9.78     $9.95     $9.10
                                                                -------   -------   -------   -------   -------
  Net investment income                                            0.41      0.44      0.48      0.49      0.50
  Net realized and unrealized gain (loss) on investments          (1.07)     0.08      0.27     (0.16)     0.85
                                                                -------   -------   -------   -------   -------
  Total from investment operations                                (0.66)     0.52      0.75      0.33      1.35
                                                                -------   -------   -------   -------   -------

  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                                      (0.41)    (0.46)    (0.48)    (0.50)    (0.50)
  From net realized gain on investments                           (0.02)    (0.01)    (0.12)       --        --
                                                                -------   -------   -------   -------   -------
  Total dividends and distributions                               (0.43)    (0.47)    (0.60)    (0.50)    (0.50)
                                                                -------   -------   -------   -------   -------
  Net asset value at end of period                                $8.89     $9.98     $9.93     $9.78     $9.95
                                                                =======   =======   =======   =======   =======
  Total investment return(a)                                      (6.79%)    5.33%     7.90%     3.44%    15.18%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                                            4.27%     4.42%     4.88%      5.0%      5.3%
  Net expenses                                                     1.24%     1.24%     1.24%     1.24%     1.24%
  Expenses (before reimbursement)                                  1.31%     1.40%     1.26%      1.3%      1.4%
  Portfolio turnover rate                                           123%      104%      108%       79%      107%
  Net assets at end of period (in 000's)                        $13,048   $19,204   $18,199   $18,098   $19,825



* Class C shares were first offered on September 1, 1998.


(++) Annualized.


(a) Total return is calculated exclusive of sales charges and is not annualized.


(b) Less than one thousand.


NEW YORK TAX FREE FUND


                                                                                    CLASS A
                                                                            Year ended December 31,
                                                                 1999      1998      1997      1996      1995

  Net asset value at beginning of period                         $10.08    $10.09     $9.91    $10.12     $9.20
                                                                -------   -------   -------   -------   -------
  Net investment income                                            0.45      0.45      0.49      0.50      0.52
  Net realized and unrealized gain (loss) on investments          (0.96)     0.08      0.32     (0.21)     0.91
                                                                -------   -------   -------   -------   -------
  Total from investment operations                                (0.51)     0.53      0.81      0.29      1.43
                                                                -------   -------   -------   -------   -------

  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                                      (0.45)    (0.46)    (0.49)    (0.50)    (0.51)
  From net realized gain on investments                           (0.01)    (0.08)    (0.14)       --        --
                                                                -------   -------   -------   -------   -------
  Total dividends and distributions                               (0.46)    (0.54)    (0.63)    (0.50)    (0.51)
                                                                -------   -------   -------   -------   -------
  Net asset value at end of period                                $9.11    $10.08    $10.09     $9.91    $10.12
                                                                =======   =======   =======   =======   =======
  Total investment return(a)                                      (5.22%)    5.38%     8.39%     3.06%    15.97%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                                            4.63%     4.43%     4.88%      5.0%      5.4%
  Net expenses                                                     1.24%     1.24%     1.24%     1.24%     1.24%
  Expenses (before reimbursement)                                  1.47%     1.57%     1.41%      1.4%      1.4%
  Portfolio turnover rate                                            77%      157%      212%      114%      114%
  Net assets at end of period (in 000's)                        $12,952   $15,499   $13,814   $15,572   $18,248



* Class C shares were first offered on September 1, 1998.


(++) Annualized.


(a) Total return is calculated exclusive of sales charges and is not annualized.


(b) Less than one thousand dollars.

                                                            FINANCIAL HIGHLIGHTS

                                                        CALIFORNIA TAX FREE FUND


                                                                 CLASS C
                      CLASS B                        Year ended
              Year ended December 31,                 Dec. 31,     Sept. 1* through
   1999          1998      1997     1996     1995       1999         Dec. 31, 1998

    $9.95         $9.90    $9.75    $9.91    $9.10      $9.95             $9.95
  -------       -------   ------   ------   ------     ------           -------
     0.38          0.42     0.45     0.45     0.52       0.38              0.13
    (1.05)         0.07     0.27    (0.16)    0.81      (1.05)             0.02
  -------       -------   ------   ------   ------     ------           -------
    (0.67)         0.49     0.72     0.29     1.33      (0.67)             0.15
  -------       -------   ------   ------   ------     ------           -------

    (0.39)        (0.43)   (0.45)   (0.45)   (0.52)     (0.39)            (0.14)
    (0.02)        (0.01)   (0.12)      --       --      (0.02)            (0.01)
  -------       -------   ------   ------   ------     ------           -------
    (0.41)        (0.44)   (0.57)   (0.45)   (0.52)     (0.41)            (0.15)
  -------       -------   ------   ------   ------     ------           -------
    $8.87         $9.95    $9.90    $9.75    $9.91      $8.87             $9.95
  =======       =======   ======   ======   ======     ======           =======
    (6.94%)        5.07%    7.63%    3.10%   14.91%     (6.94%)            1.51%

     4.02%         4.17%    4.63%     4.7%     5.1%      4.02%             4.17%(++)
     1.49%         1.49%    1.49%    1.49%    1.49%      1.49%             1.49%(++)
     1.56%         1.65%    1.51%     1.6%     1.7%      1.56%             1.65%(++)
      123%          104%     108%      79%     107%       123%              104%
  $10,573       $11,040   $7,288   $5,089   $1,963     $1,042                --(b)


                                                          NEW YORK TAX FREE FUND


                                                               CLASS C
                      CLASS B                       Year ended
              Year ended December 31,                Dec. 31,     Sept. 1* through
   1999         1998      1997     1996     1995       1999        Dec. 31, 1998

  $10.01        $10.03    $9.84   $10.02    $9.20     $10.01           $10.11
  ------       -------   ------   ------   ------     ------          -------
    0.42          0.43     0.45     0.45     0.59       0.42             0.13
   (0.96)         0.06     0.33    (0.18)    0.82      (0.96)           (0.01)
  ------       -------   ------   ------   ------     ------          -------
   (0.54)         0.49     0.78     0.27     1.41      (0.54)            0.12
  ------       -------   ------   ------   ------     ------          -------

   (0.42)        (0.43)   (0.45)   (0.45)   (0.59)     (0.42)           (0.14)
   (0.01)        (0.08)   (0.14)      --       --      (0.01)           (0.08)
  ------       -------   ------   ------   ------     ------          -------
   (0.43)        (0.51)   (0.59)   (0.45)   (0.59)     (0.43)           (0.22)
  ------       -------   ------   ------   ------     ------          -------
   $9.04        $10.01   $10.03    $9.84   $10.02      $9.04           $10.01
  ======       =======   ======   ======   ======     ======          =======
   (5.51%)        5.00%    8.14%    2.86%   15.67%     (5.51%)           1.18%

    4.38%         4.18%    4.63%     4.7%     5.1%      4.38%            4.18%(++)
    1.49%         1.49%    1.49%    1.49%    1.49%      1.49%            1.49%(++)
    1.72%         1.82%    1.66%     1.6%     1.6%      1.72%            1.82%(++)
      77%          157%     212%     114%     114%        77%             157%
  $6,980        $8,217   $5,585   $4,100   $1,588        $38               --(b)

FINANCIAL HIGHLIGHTS

TAX FREE BOND FUND


                                                                                      CLASS A
                                                                              Year ended December 31,
                                                                  1999          1998      1997      1996      1995
  Net asset value at beginning of period                          $10.20        $10.19     $9.84    $10.02    $9.20
                                                                --------       -------   -------   -------   ------
  Net investment income                                             0.45          0.47      0.51      0.54     0.52
  Net realized and unrealized gain (loss) on investments           (1.12)         0.03      0.35     (0.19)    0.83
                                                                --------       -------   -------   -------   ------
  Total from investment operations                                 (0.67)         0.50      0.86      0.35     1.35
                                                                --------       -------   -------   -------   ------

  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                                       (0.45)        (0.48)    (0.51)    (0.53)   (0.53)
  In excess of net investment income                                  --         (0.01)       --        --       --
  From net realized gain on investments                               --            --        --        --       --
                                                                --------       -------   -------   -------   ------
  Total dividends and distributions                                (0.45)        (0.49)    (0.51)    (0.53)   (0.53)
                                                                --------       -------   -------   -------   ------
  Net asset value at end of period                                 $9.08        $10.20    $10.19     $9.84   $10.02
                                                                ========       =======   =======   =======   ======
  Total investment return(a)                                       (6.75%)        4.98%     9.02%     3.63%   15.00%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                                             4.62%         4.61%     5.14%      5.4%     5.5%
  Expenses                                                          1.02%         1.02%     1.01%      1.0%     1.0%
  Portfolio turnover rate                                            101%          116%      119%       95%     110%
  Net assets at end of period (in 000's)                         $13,676       $17,868   $13,017   $16,486   $9,752



** Class C shares were first offered on September 1, 1998.



(++) Annualized.


(a) Total return is calculated exclusive of sales charges and is not annualized.

(b) Less than one cent per share.

MONEY MARKET FUND


                                                                                       CLASS A
                                                                               Year ended December 31,
                                                                  1999           1998      1997      1996      1995
  Net asset value at beginning of period                           $1.00          $1.00     $1.00     $1.00     $1.00
                                                                --------       --------   -------   -------   -------
  Net investment income                                             0.05           0.05      0.05      0.05      0.05
                                                                --------       --------   -------   -------   -------
  Less dividends from net investment income                        (0.05)         (0.05)    (0.05)    (0.05)    (0.05)
                                                                --------       --------   -------   -------   -------
  Net asset value at end of period                                 $1.00          $1.00     $1.00     $1.00     $1.00
                                                                ========       ========   =======   =======   =======
  Total investment return(a)                                        4.65%          5.01%     5.08%     4.91%     5.51%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                                             4.56%          4.90%     4.97%      4.8%      5.4%
  Net expenses                                                      0.70%          0.70%     0.70%      0.7%      0.7%
  Expenses (before reimbursement)                                   0.85%          0.93%     0.95%      1.0%      0.9%
  Net assets at end of period (in 000's)                        $189,336       $149,751   $80,925   $53,890   $34,880



* Class C shares were first offered on September 1, 1998.



(++) Annualized.



(a) Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                              TAX FREE BOND FUND


                        CLASS B                                 CLASS C
                                                                      Sept. 1*
                                                         Year ended    through
                Year ended December 31,                   Dec. 31,    Dec. 31,
    1999       1998       1997       1996       1995        1999        1998
    $10.21     $10.19      $9.84     $10.03      $9.20     $10.21      $10.25
  --------   --------   --------   --------   --------    -------      ------
      0.43       0.45       0.49       0.51       0.51       0.43        0.15
     (1.12)      0.03       0.35      (0.19)      0.83      (1.12)      (0.04)
  --------   --------   --------   --------   --------    -------      ------
     (0.69)      0.48       0.84       0.32       1.34      (0.69)       0.11
  --------   --------   --------   --------   --------    -------      ------

     (0.43)     (0.45)     (0.49)     (0.51)     (0.51)     (0.43)      (0.15)
        --      (0.01)        --         --         --         --       (0.00)(b)
        --         --         --         --         --         --          --
  --------   --------   --------   --------   --------    -------      ------
     (0.43)     (0.46)     (0.49)     (0.51)     (0.51)     (0.43)      (0.15)
  --------   --------   --------   --------   --------    -------      ------
     $9.09     $10.21     $10.19      $9.84     $10.03      $9.09      $10.21
  ========   ========   ========   ========   ========    =======      ======
     (6.96%)     4.83%      8.80%      3.33%     14.86%     (6.96%)      1.09%

      4.37%      4.36%      4.93%       5.2%       5.2%      4.37%       4.36%(++)
      1.27%      1.27%      1.22%       1.2%       1.2%      1.27%       1.27%(++)
       101%       116%       119%        95%       110%       101%        116%
  $358,417   $461,420   $482,209   $496,231   $543,314       $490          $5


                                                               MONEY MARKET FUND

                        CLASS B                                 CLASS C
                                                                      Sept. 1*
                                                         Year ended    through
                Year ended December 31,                   Dec. 31,    Dec. 31,
    1999       1998       1997       1996       1995        1999        1998
     $1.00      $1.00      $1.00      $1.00      $1.00      $1.00       $1.00
  --------   --------   --------   --------   --------     ------       -----
      0.05       0.05       0.05       0.05       0.05       0.05        0.02
  --------   --------   --------   --------   --------     ------       -----
     (0.05)     (0.05)     (0.05)     (0.05)     (0.05)     (0.05)      (0.02)
  --------   --------   --------   --------   --------     ------       -----
     $1.00      $1.00      $1.00      $1.00      $1.00      $1.00       $1.00
  ========   ========   ========   ========   ========     ======       =====
      4.65%      5.01%      5.08%      4.91%      5.51%      4.65%       1.60%

      4.56%      4.90%      4.97%       4.8%       5.4%      4.56%       4.90%(++)
      0.70%      0.70%      0.70%       0.7%       0.7%      0.70%       0.70%(++)
      0.85%      0.93%      0.95%       1.0%       0.9%      0.85%       0.93%(++)
  $458,391   $424,174   $336,622   $317,483   $279,843     $2,154         $18

Appendix A

TAXABLE EQUIVALENT YIELD TABLE(*+)

              IF YOUR FEDERAL
            MARGINAL INCOME TAX                                           a tax-free yield of
                  RATE IS                   4.0%        4.5%        5.0%        5.5%        6.0%         6.5%         7.0%
                                                                    would equal a taxable yield of:
  15.00%..................................  4.71%       5.29%       5.88%       6.47%       7.06%        7.65%        8.24%
  28.00%..................................  5.56%       6.25%       6.94%       7.64%       8.33%        9.03%        9.72%
  31.00%..................................  5.80%       6.52%       7.25%       7.97%       8.70%        9.42%       10.14%
  36.00%..................................  6.25%       7.03%       7.81%       8.59%       9.38%       10.16%       10.94%
  39.60%..................................  6.62%       7.45%       8.28%       9.11%       9.93%        10.7%        11.5%

 * This table reflects application of the regular federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change. Investors in the California and New York Tax Free Funds should in particular note that the chart does not reflect any state and local taxes that may be deductible in computing federal income tax liability.

(+) This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

    No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus. Any other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful.


    STATEMENT OF ADDITIONAL INFORMATION (SAI)
    Provides more details about the Funds. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

    ANNUAL/SEMIANNUAL REPORTS

    Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal period.



    TO OBTAIN INFORMATION:


    More information about the Funds, including the SAI and the Annual/Semiannual Reports is available free upon request. To obtain information, or for shareholder inquiries, call 1-800-MAINSTAY (1-800-624-6782) or visit our website at mainstayinv.com. or write to NYLIFE Distributors Inc., attn: MainStay Marketing Dept., 300 Interpace Parkway, Building A, Parsippany, NJ 07054.



    You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). You may also visit the SEC's website at www.sec.gov, or you may obtain information by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, D.C. 20549-0103.


    THE MAINSTAY FUNDS
    SEC File Number: 811-04550

    NYLIFE DISTRIBUTORS INC.
    300 Interpace Parkway
    Building A
    Parsippany, New Jersey 07054
    Distributor of The MainStay Funds
    NYLIFE Distributors Inc. is an indirect wholly owned

    subsidiary of New York Life Insurance Company.


    [MAINSTAY LOGO]


    [RECYCLE LOGO]

THE MAINSTAY(R) FUNDS



GROWTH FUNDS


MainStay Small Cap Growth Fund


MainStay Small Cap Value Fund


MainStay Capital Appreciation Fund


MainStay Blue Chip Growth Fund


MainStay Equity Index Fund



GROWTH AND INCOME FUNDS


MainStay Growth Opportunities Fund


MainStay Equity Income Fund


MainStay MAP Equity Fund


MainStay Research Value Fund


MainStay Value Fund


MainStay Strategic Value Fund


MainStay Convertible Fund


MainStay Total Return Fund



INTERNATIONAL FUNDS


MainStay International Equity Fund


MainStay Global High Yield Fund


MainStay International Bond Fund



INCOME FUNDS


MainStay High Yield Corporate Bond Fund


MainStay Strategic Income Fund


MainStay Government Fund


MainStay California Tax Free Fund


MainStay New York Tax Free Fund


MainStay Tax Free Bond Fund


MainStay Money Market Fund



For a prospectus, call 1-800-MAINSTAY (1-800-624-6782).


THIS BACK PANEL IS NOT PART OF THE PROSPECTUS

MS02-05/00

    The
    MainStay (R)
    Funds

    PROSPECTUS

    May 1, 2000


                                  MAP EQUITY FUND
                                   CLASS I SHARES

                                  [MAINSTAY LOGO]

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      What's Inside?


  3      MAP Equity Fund
  7      Shareholder Guide
 18      Know With Whom You're Investing
 20      Financial Highlights

MainStay MAP
Equity Fund

The MAP Equity Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in the securities of domestic issuers.

INVESTMENT PROCESS


In pursuing the Fund's investment objective, Markston International, LLC, the Fund's Subadvisor, seeks to identify securities that are currently out of favor but where a catalyst exists that may lead to improved performance (i.e., value opportunities). Markston reviews statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations, to identify investment opportunities. Markston also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. Markston also assesses the judgment, quality and integrity of company management and the track record of product development.

                                                                 MAP EQUITY FUND


Although under normal circumstances the Fund holds its securities for a relatively long period of time, Markston may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time-to-time in an effort to earn short-term profits.


PRINCIPAL RISKS

The net asset value of the Fund will fluctuate and you could lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions, which can adversely affect the value of the Fund's holdings. The total return for a convertible security may depend, in part, upon the performance of the underlying common stock into which it can be converted.



The principal risk of investing in value stocks is that they may never reach what the Subadviser believes is their full value or that they may decline in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. The Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).



TEMPORARY DEFENSIVE INVESTMENTS -- In times of unusual or adverse conditions, or during periods when Markston believes that investment opportunities in the equity markets are diminished (due to either fundamental changes in those markets or an anticipated general decline in the value of equity securities), for temporary defensive purposes, the Fund may invest without limit in cash,

                                                                               5
MAP EQUITY FUND
[MAP Equity Fund Bar Chart]

90                                                                               -5.09
--                                                                               -----
91                                                                               27.69
92                                                                               10.53
93                                                                                8.67
94                                                                                2.76
95                                                                               32.50
96                                                                               23.82
97                                                                               27.99
98                                                                               24.23
99                                                                               12.18

ANNUAL RETURNS

(by calendar year 1990-1999)


preferred stock, money market investments or other debt or debt-related instruments. During such times, the Fund may not invest in accordance with its investment objectives or investment strategies and, as a result, the Fund may not achieve its investment objectives.

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance from year-to-year and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The Fund commenced operations in 1971 as the Mutual Benefit Fund and was reorganized as the MainStay MAP Equity Fund on June 9, 1999, when MainStay Management LLC assumed management of the Fund. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS

(1990-1999)



                                             RETURN          QUARTER/YEAR
  Highest return/best quarter                 18.71%              4/98
  Lowest return/worst quarter                -14.62%              3/90


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/99)



                              1 YEAR            5 YEARS            10 YEARS

  MAP Equity Fund              6.85%            22.89%              15.41%

  S&P 500 Index*              21.04%            28.56%              18.21%



* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                                 MAP EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.


                        SHAREHOLDER FEES
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                             None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None

  Exchange Fee                                                       *

  Maximum Account Fee                                               **

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)

  MANAGEMENT FEE(1, 2)                                           0.75%

  DISTRIBUTION AND/OR SERVICE (12b-1) FEES                        NONE

  OTHER EXPENSES                                                 0.41%

  TOTAL ANNUAL FUND OPERATING EXPENSES(1, 2)                     1.16%

  FEE WAIVER                                                     0.16%

  NET EXPENSES(1, 2)                                             1.00%



 * Except for systematic exchanges, exchanges processed via the transfer agent's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed per exchange.

** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) will be charged on Individual accounts with balances below $500 ($10,000 for Institutional accounts). There are exceptions. See the Shareholder Guide.

 (1) MainStay Management has contractually agreed to limit total annual fund operating expenses to 1.00% for Class I shares from the date Class I shares were first offered through May 30, 2001, after which time MainStay Management may discontinue the limitation. For a two-year period following expiration of the expense limitation, the Manager may be entitled to reimbursement for a portion of expenses paid pursuant to the expense limitation.


 (2) Expense information in the table has been restated to reflect current fees.


EXAMPLE
The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeem all your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same.


  Expenses after
   1 year                   $  102
   3 years                  $  318
   5 years                  $  552
  10 years                  $1,225

Shareholder

Guide

The following pages are intended to help you make the most of your investments in the Fund.

You are eligible to buy Class I shares if you:

- INSTITUTIONAL SHAREHOLDERS -- are an employer, association or other group retirement plan, employee benefit trust, financial institution, endowment, foundation or corporation


- INSTITUTIONAL SHAREHOLDERS -- purchase shares through a financial services firm (such as a broker-dealer, investment adviser, or financial institution) that has a special arrangement with us.



- INDIVIDUAL SHAREHOLDERS -- owned shares of the MAP-Equity Fund (the predecessor of the Fund) on June 8, 1999 or are an employee, former employee or current or former sales agent of The Mutual Benefit Life Insurance Company or MBL Life Assurance Corporation and their affiliates, including account rollovers from qualified employee benefit plans such as defined benefit pension plans, 401(k) plans and sales incentive plans


BUYING AND SELLING MAINSTAY SHARES

How to Open Your MainStay Account


If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy and sell shares of the Fund.



If you are investing through a financial services firm, the firm will assist you with account opening.

                                                               SHAREHOLDER GUIDE
---------------------------
"Good order" means all the necessary information, signatures and documentation have been received.


When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.



You buy shares at net asset value. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 4 pm Eastern time) every day the Exchange is open. When you buy shares, you must pay the next NAV calculated after MainStay Shareholder Services, Inc., the Fund's transfer agent ("MSS"), receives your order in good order.


Investment minimums

- initial combined investment for Institutional Shareholders -- at least $250,000, which may be spread over a thirteen-month period after opening the account

- $500 initial investment amount for purchases by Individual Shareholders

- $100 initial investment amount for purchases by Individual Shareholders through a systematic investment plan

Subsequent investments

- $1,000 for Institutional Shareholders

- $50 for Individual Shareholders

- $100 for purchases by Individual Shareholders through a systematic investment plan

SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES -- INDIVIDUAL SHAREHOLDERS


                             HOW                                 DETAILS

  BY WIRE:         To buy shares the same    Have your investment professional phone in your
                   day, MainStay             order and wire the purchase amount to:
                   Shareholder Services LLC  State Street Bank and Trust Company
                   ("MSS") must receive      - ABA #011 0000 28
                   your wired money by 4     - Attn: Custody and Shareholder Services
                   pm.                       - The MainStay Funds
                                             - MAP Equity Fund -- Class I
                                             - your account number
                                             - name(s) of investor(s)

  ELECTRONICALLY:  ACH                       Call 1-800-MainStay
                   Eligible investors can
                   purchase shares by using
                   electronic debits from a
                   designated bank account.

  BY MAIL:         Address your order to:    Make your check payable to The MainStay Funds.
                   The MainStay Funds        Be sure to write on your check the Fund name,
                   P.O. Box 8401             account number and class of shares.
                   Boston, MA 02266-8401     - $50 minimum for Individual Shareholders
                   Send overnight orders
                   to:
                   The MainStay Funds
                   c/o Boston Financial
                   Data Services
                   2 Heritage Drive
                   North Quincy, MA
                   02171-2138

                                                               SHAREHOLDER GUIDE

SELLING SHARES -- INDIVIDUAL SHAREHOLDERS

Shares may be redeemed in any of the following ways. Write to us or call 1-800-MAINSTAY between 8 am and 6 pm Eastern time any day the New York Stock Exchange is open. You must call before the close of regular trading on the New York Stock Exchange (generally 4:00 p.m.) to sell shares at the current day's price (NAV). Telephone purchase orders must be at least $5,000 per Fund. Wires are not accepted when the New York Stock Exchange or banks are closed.



                        HOW                                            DETAILS
  BY PHONE:  TO RECEIVE PROCEEDS BY     - The maximum order MainStay can process is $100,000.
             CHECK:                     - MSS will only send checks to the account's owner(s) at the owner's
             Through your investment      address of record and will not send checks to addresses which have
             professional or call         been changed within the last 30 days.
             1-800-MAINSTAY.
             TO RECEIVE PROCEEDS BY     - MSS must have your bank account information on file.
             WIRE:                      - Generally, after receiving your sell order by phone, MSS will send
             Call 1-800-MAINSTAY.         the proceeds by bank wire to your designated bank account the next
             Eligible investors may       business day, although it may take up to seven days to do so. Your
             sell shares and have         bank may charge you a fee to receive the wire transfer.
             proceeds electronically    - MSS charges a $10 fee per transaction.
             credited to a designated   - $5,000 minimum.
             bank account. You can
             have redemption proceeds
             wired any day banks and
             the New York Stock
             Exchange are open.
  BY MAIL:   Address your order to:     Write a letter of instruction that includes:
             The MainStay Funds         - your name(s) and signature(s)
             P.O. Box 8401              - your account number
             Boston, MA 02266-8401      - Fund name and class of shares
                                        - dollar or share amount you want to sell
             Send overnight orders to:  Obtain a signature guarantee or other documentation, if required.
             The MainStay Funds         There is a $15 fee for checks mailed to you overnight. There is a $10
             c/o Boston Financial       fee for wire redemptions.
             Data Services
             2 Heritage Drive
             North Quincy, MA
             02171-2138

SHAREHOLDER GUIDE
---------------------------

CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that The MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System, you bear the risk of any loss from your errors unless the Funds or MainStay Shareholder Services fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

- all phone calls with service representatives are tape recorded; and
- written confirmation of every transaction is sent to your address of record.

REDEMPTIONS-IN-KIND

The Trust reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio.


SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling 1-800-MAINSTAY for a form.

Systematic investing -- Individual Shareholders only

MainStay offers three automatic investment plans.

AutoInvest

If you are authorized, you can automatically debit your designated bank account by:

- making regularly scheduled investments

- purchasing shares whenever you choose

Dividend reinvestment

Automatically reinvest dividends and distributions.

Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

SYSTEMATIC WITHDRAWAL PLAN -- INDIVIDUAL SHAREHOLDERS ONLY

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of request and shares must not be in certificate form.

                                                               SHAREHOLDER GUIDE

EXCHANGING SHARES AMONG MAINSTAY FUNDS -- INDIVIDUAL SHAREHOLDERS ONLY


Individual Shareholders may exchange all or a portion of their Class I shares into Class A shares of another MainStay Fund without the imposition of a front-end sales charge. Prior to making an exchange, an individual shareholder should understand that a Rule 12b-1 fee is imposed on Class A shares. Prior to exchanging shares, individual shareholders should read carefully The MainStay Funds' prospectus. Once Class I shares are exchanged for Class A shares of another Fund, those shares may not be exchanged into Class I shares. If the other MainStay Funds offer Class I shares, Institutional Shareholders may have exchange privileges with these shares.



You may make exchanges from the Fund to Class A shares of another Fund by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from the Fund to the Class A shares of another MainStay Fund.

SHAREHOLDER GUIDE
---------------------------

MainStay tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.


---------------------------

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences. When you sell exchanged shares, you will have to pay any applicable sales charges.


GENERAL POLICIES
Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. As a rule, MSS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your check does not clear, your order will be canceled and you will be responsible for any losses or fees incurred.


Selling Shares

- You may sell shares by calling or writing MSS or your investment professional. MSS must receive your order in good order. If you have share certificates, you must return them with a written redemption request.


- Your shares will be sold at the next NAV calculated after MSS receives your order in good order. MSS will make the payment within seven days after receiving your request in good order.



- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH order is received.


- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.


- MSS requires a written order to sell shares if:



  - an account has submitted a change of address in the previous 30 days

                                                               SHAREHOLDER GUIDE

---------------------------
A signature guarantee helps protect against fraud. You can obtain one from most banks, credit unions and securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call MSS at 1-800-MAINSTAY to ensure that your signature will be guaranteed by an appropriate institution.
---------------------------
The policies and fees described in this prospectus govern transactions with the MainStay Funds. If you invest through a third party--bank, broker, 401(k) plan, financial adviser or financial supermarket--there may be transaction fees for, and you may be subject to different investment minimums or limitations on, buying or selling shares. Consult a representative of your plan or financial institution if in doubt.


- MSS requires a written order to sell shares and a signature guarantee if:


  - MSS does not have required bank information to wire funds

  - the proceeds from the sale will exceed $100,000

  - the proceeds of the sale are to be sent to an address other than the address of record, or



  - the proceeds are to be payable to someone other than the account holder(s).



You will receive notice in writing if MSS revises or terminates the systematic withdrawal plan or the exchange privileges.



In the interests of all shareholders, the Fund reserves the right to:



- change or discontinue its exchange privilege upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances



- change or discontinue the systematic withdrawal plan on notice to shareholders



- charge a $12 annual account fee (maximum of $36 per social security or tax I.D. number) on accounts with balances less than $500 for Individual Shareholders and $10,000 for Institutional Shareholders. With respect to Individual Shareholders, the fee is not charged on retirement plan accounts, accounts with automatic investment plans and accounts for which tracking data is not available



- change its minimum investment amounts.

SHAREHOLDER GUIDE

DETERMINING THE FUND'S SHARE PRICE (NAV) AND THE VALUATION OF SECURITIES


MainStay generally calculates the share price of the Fund (also known as its net asset value or NAV) at the close of regular trading on the New York Stock Exchange (usually 4 pm Eastern time). The value of the Fund's investments is based on current market value. If current market prices are not available, investments will be valued by another method that the Board of Trustees believes accurately reflects fair value. Events affecting the value of the Fund's securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the calculation of NAV unless the Subadvisor deems a particular event would materially affect NAV. In this case, an adjustment in the valuing of the securities may be made.


FUND EARNINGS
Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

CAPITAL GAINS

Funds earn capital gains when they sell securities at a profit.

When the Fund pays dividends

The Fund declares and distributes any dividends quarterly.

Dividends are paid on the first business day of each month after a dividend is declared.

When the Fund pays capital gains


The Fund will distribute any gains to shareholders in December.

                                                               SHAREHOLDER GUIDE

---------------------------
There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

HOW TO TAKE YOUR EARNINGS


You may receive your share of MainStay Fund earnings in one of five ways. You can make your choice when you fill out the application, and change it as often as you like by notifying your investment professional (if permitted) or MSS directly. The five choices are:



1. Reinvest everything in the Fund.



2. Take the dividends in cash and reinvest the capital gains in the Fund.



3. Take the capital gains in cash and reinvest the dividends in the Fund.



4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the Fund.


5. Take everything in cash.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in Class I shares of the MAP Equity Fund.

SHAREHOLDER GUIDE

---------------------------
SEEK PROFESSIONAL ASSISTANCE.
Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.
---------------------------

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.


UNDERSTAND THE TAX CONSEQUENCES

Most of your earnings are taxable


Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings are taxed as capital gains; earnings from short-term capital gains and income generated on dividends, debt investments and other sources are generally taxed as ordinary income. Earnings of the Fund, if any, will generally be a result of capital gains.



EXCHANGES



An exchange of shares of one fund for shares of another will be treated as a sale of shares of the first fund and a purchase of shares of the second fund. Any gain on the transaction may be subject to taxes.

Know With Whom You're Investing

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?


MainStay Management LLC ("the Manager") 300 Interpace Parkway, Building A, Parsippany, NJ 07054, serves as the Fund's manager, handling business affairs for the Fund. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Markston. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that aren't the responsibility of the Fund, including the fee paid to Markston.



The Trust, on behalf of the Fund, pays the Manager an aggregate fee for services performed at an annual rate of 0.75% of the average daily net assets of the Fund.

The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Markston.


WHO MANAGES YOUR MONEY?


Markston International, LLC, 50 Main Street, White Plains, New York 10606, is the Fund's subadvisor (the "Subadvisor"). Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Fund. The Fund's Trustees oversee the management and operations of the Fund.


Investment decisions for the Fund are made by Michael Mullarkey and Roger Lob. Michael Mullarkey has been a portfolio manager for the MAP-Equity Fund since 1981, and Roger Lob has been a portfolio manager for the MAP-Equity Fund since 1987. Michael Mullarkey currently is the Fund's primary portfolio manager. Fund assets are divided between the managers within certain parameters. Markston reviews this asset allocation by portfolio manager periodically, and may adjust this allocation based on investment performance and new investment opportunities identified by each portfolio manager. This dual-manager investment structure facilitates the Fund's diversification while allowing each portfolio manager to focus his research on a limited number of companies.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the MAP Equity Fund's financial performance for the past 5 years. Certain information reflects financial results for a single MAP Equity Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the MAP Equity Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the MAP Equity Fund's financial statements, are included in the annual report, which is available upon request.



                                                                           YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                             --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year.........................  $ 24.58    $ 22.73    $ 20.66    $ 19.36    $ 16.67
                                                             -------    -------    -------    -------    -------
Net investment income......................................     0.11       0.33       0.28       0.36       0.43
Net realized and unrealized gain on investments............     2.81       4.81       5.49       4.16       4.90
                                                             -------    -------    -------    -------    -------
Total from investment operations...........................     2.92       5.14       5.77       4.52       5.33
                                                             -------    -------    -------    -------    -------
Dividends from net investment income.......................    (0.11)     (0.33)     (0.29)     (0.36)     (0.43)
Distributions from net realized gain on investments........    (1.14)     (2.96)     (3.41)     (2.86)     (2.07)
Distribution in excess of net investments income...........       --         --         --         --      (0.14)
                                                             -------    -------    -------    -------    -------
Total distributions........................................    (1.25)     (3.29)     (3.70)     (3.22)     (2.64)
                                                             -------    -------    -------    -------    -------
Net Asset Value, End of Year...............................  $ 26.25    $ 24.58    $ 22.73    $ 20.66    $ 19.36
                                                             =======    =======    =======    =======    =======
Net Assets, End of Year (thousands)........................  $63,460    $60,414    $94,172    $73,591    $60,467
                                                             =======    =======    =======    =======    =======
Total Return(1)............................................    12.18%     24.23%     27.99%     23.82%     32.50%
                                                             =======    =======    =======    =======    =======
Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets....................     0.88%      0.70%      0.82%      0.74%      0.81%
                                                             =======    =======    =======    =======    =======
Ratio of Expenses (before reimbursement) to Average Net
  Assets...................................................     0.96%      0.77%      0.82%      0.74%      0.81%
Ratio of Net Investment Income to Average Net Assets.......     0.39%      1.10%      1.18%      1.82%      2.30%
                                                             =======    =======    =======    =======    =======
Portfolio Turnover Rate....................................       32%        41%        58%        53%        39%
                                                             =======    =======    =======    =======    =======



--------

(1)  The Fund commenced operations in 1971 as the Mutual Benefit
     Fund. It was renamed MAP Equity Fund on May 1, 1995.
     Pursuant to an Agreement and Plan of Reorganization, the MAP
     Equity Fund was reorganized as the MainStay MAP Equity Fund on June 9, 1999. The shares of the MAP Equity Fund have been designated as Class I shares of the Fund. Total return is calculated exclusive of sales charge.

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus. Any such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal period.


TO OBTAIN INFORMATION:

More information about the Funds, including the SAI and the Annual/Semiannual Reports is available free upon request. To obtain information, or for shareholder inquiries, call 1-800-MAINSTAY (1-800-624-6782) or visit our website at mainstayinv.com. or write to NYLIFE Distributors Inc., attn: MainStay Marketing Dept., 300 Interpace Parkway, Building A, Parsippany, NJ 07054.



You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). You may also visit the SEC's website at sec.gov or you may obtain information by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, D.C. 20549-0103.


THE MAINSTAY FUNDS

SEC File Number: 811-4550


[MAINSTAY LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway
Building A
Parsippany, New Jersey 07054
Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company

[NY LIFE LOGO]

[RECYCLE LOGO]

                               THE MAINSTAY FUNDS
                                 MAP EQUITY FUND
                                 CLASS I SHARES

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2000

--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") supplements the information contained in the Fund's Prospectus dated May 1, 2000, as amended or supplemented from time to time (the "Prospectus"), and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to NYLIFE Distributors Inc., (the "Distributor") 300 Interpace Parkway, Parsippany, NJ 07054 or by calling 1-800-MAINSTAY (1-800-624-6782). This Statement of Additional Information, although not a prospectus, is incorporated by reference in and is made a part of the Prospectus.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by The MainStay Funds or the Distributor. This Statement of Additional Information and the related Prospectus do not constitute an offer by The MainStay Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

     Shareholder inquiries should be made by writing directly to MainStay Shareholder Services, LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY. In addition, you can make inquiries through your registered representative.

     The financial statements of the Fund, including the Statement of Assets and Liabilities and the Portfolio of Investments as of December 31, 1999, the Statement of Operations for the year ended December 31, 1999 and Statement of Changes in Net Assets for the years ended December 31, 1999 and 1998, the notes to Financial Statements, and the Report of Independent Accountants, all of which are included in the Fund's 1999 Annual Report to Shareholders, are hereby incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                                        Page
The MainStay Funds                                                                        4
Additional Information About the Fund                                                     4
Investment Practices and Instruments                                                      4
              Temporary Defensive Measures                                                5
              Repurchase Agreements                                                       5
              Lending of Portfolio Securities                                             6
              Cash Equivalents                                                            6
              Convertible Securities                                                      6
              Foreign Securities                                                          7
              Warrants                                                                    8
              Options on Securities                                                       8
              Futures Transactions                                                        9
Fundamental Investment Restrictions                                                      14
Non-Fundamental Investment Restrictions                                                  15
Trustees and Officers                                                                    16
The Manager, the Subadvisor and the Distributor                                          23
              Management Agreement                                                       23
              Sub-Advisory Agreement                                                     24
              Distribution Agreement                                                     24
              Other Services                                                             25
              Expenses Borne by the Trust                                                25
Portfolio Transactions and Brokerage                                                     25
Net Asset Value                                                                          27
Shareholder Investment Account                                                           29
Shareholder Servicing Agent                                                              29
Purchase, Redemption, Exchanges and Repurchase                                           29
              How to Purchase Shares of the Fund                                         29
              Redemptions and Exchanges                                                  31
              Distributions in Kind                                                      31
              Suspension of Redemptions                                                  31
              Exchange Privileges                                                        32
Tax-Deferred Retirement Plans                                                            32
              Cash or Deferred Profit Sharing Plans Under Section 401(k) for
                 Corporations and Self-Employed Individuals                              32
              Individual Retirement Account ("IRA")                                      32
              403(b)(7) Tax Sheltered Account                                            34
              General Information                                                        34
Calculation of Performance Quotations                                                    34
Tax Information                                                                          36

              Taxation of the Fund                                                       36
              Character of Distributions to Shareholders -- General                      37
              Taxation of Options, Futures and Similar Instruments                       38
              Passive Foreign Investment Companies                                       39
              Foreign Currency Gains and Losses                                          39
              Commodity Investments                                                      39
              Dispositions of Fund Shares                                                40
              Tax Reporting Requirements                                                 40
              Foreign Taxes                                                              41
              State and Local Taxes - General                                            41
              Explanation of Fund Distributions                                          41
              General Information                                                        41
Organization and Capitalization                                                          41
              General                                                                    41
              Voting Rights                                                              41
              Shareholder and Trustee Liability                                          42
              Registration Statement                                                     42
Other Information                                                                        42
              Independent Accountants                                                    42
              Transfer Agent                                                             42
              Custodian                                                                  43
              Legal Counsel                                                              43
              Code of Ethics                                                             43
              Appendix A -- Description of Securities  Ratings                           44

                               THE MAINSTAY FUNDS

     The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund) currently consisting of 23 separate investment portfolio. This Statement of Additional Information pertains only to the MAP Equity Fund (the "Fund"). MainStay Management, LLC. (the "Manager") serves as the manager for the Fund and has entered into a Sub-Advisory Agreement with Markston International, LLC ("Markston" or the "Subadvisor") with respect to the MAP Equity Fund.

     The Trust, formed January 9, 1986, is a Massachusetts business trust. The Fund is a diversified fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

                      ADDITIONAL INFORMATION ABOUT THE FUND

     The Prospectus discusses the investment objectives of the Fund and the principal investment strategies to be employed in seeking to achieve those objectives. This section contains supplemental information concerning certain of the securities and other instruments in which the Fund may invest, the principal investment strategies the Fund may utilize, and certain risks involved with those strategies.

     THE FUND ALONE DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM.

     Investment decisions for the Fund are made independently from those of the other accounts and investment companies that may be managed by the Subadvisor. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which the Fund invests at the same time as another fund or another account managed by the Subadvisor, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

     The Fund may invest in warrants. A warrant is a right which entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.

     The Fund restricts its investment in securities of foreign issuers to no more than 10% of the value of the Fund's total net assets. Such securities may be subject to additional federal taxes which would increase the cost of such investments and may be subject to foreign government taxes which could reduce the income yield on such securities.

     In addition, the Fund may also buy "restricted" securities which cannot be sold publicly until registered under the Securities Act of 1933. The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the Securities Act of 1933 has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

                      INVESTMENT PRACTICES AND INSTRUMENTS

     The Fund may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI.

TEMPORARY DEFENSIVE MEASURES

     In times of unusual or adverse market conditions - for temporary defensive purposes - the Fund may invest without limit in cash and cash equivalents. See "Cash Equivalents."

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or member firms of the National Association of Securities Dealers, Inc. that meet the repurchase agreement creditworthiness guidelines established by the Trustees.

     A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund or another custodian as agent for the Fund and the Fund's counterparty. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     The income on repurchase agreements may be subject to federal and state income taxes when distributed by the Fund as a dividend to shareholders.

     For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Subadvisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. The Trustees have delegated to the Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements and identification of sellers who they believe to be creditworthy and have authorized the Fund to enter into repurchase agreements with such sellers. If the other party to a repurchase agreement were to become bankrupt, the Fund could experience delays in recovering its investment or losses.

LENDING OF PORTFOLIO SECURITIES

     In accordance with guidelines adopted by the Board of Trustees, the Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

     As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. However, the loans would be made only to firms deemed by the Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Subadvisor, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Subadvisor determines to make securities loans, it is intended that the value of securities loaned will not exceed 33% of the value of the total assets of the Fund. Under the guidelines adopted by the Board of Trustees, the Fund may not enter into a lending agreement with a counterparty which would cause the Fund to have loans outstanding to that counterparty for securities having a value greater than 5% of the Fund's total assets.

CASH EQUIVALENTS

     The Fund may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper (as described in this SAI) short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described above if such instruments are deemed by the Subadvisor to be of comparable high quality and liquidity.

CONVERTIBLE SECURITIES

     The Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Fund's portfolio include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

     Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

     As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

     Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

FOREIGN SECURITIES

     The Fund may invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks.

     Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

     Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts and International Depositary Receipts are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

WARRANTS

     The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

OPTIONS ON SECURITIES

     PURCHASING OPTIONS. The Fund may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Fund will engage in such transactions only with firms the Subadvisor deems to be of sufficient creditworthiness so as to minimize these risks.

     The Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable the Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

     The Fund may also purchase call options on securities it intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Fund may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

     The Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. The Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

     The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. The ability of the Fund to successfully utilize options may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

FUTURES TRANSACTIONS

     The Fund may purchase and sell stock index futures to hedge the equity portion of its securities portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contract. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, the Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. The Fund may also purchase and write put and call options on futures contracts of the type into which the Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Fund also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of the Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions. Moreover, the Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

     Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. The Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

     The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

     Depending upon the types of futures contracts that are available to hedge the Fund's portfolio of securities or portion of a portfolio, perfect correlation between the Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when the Fund might wish to buy or sell a futures contract.

     SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

     Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Fund may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Fund may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. The Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

     The Fund does not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Fund will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Information."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when the Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Fund generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

     Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

      ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) delays in availability, than in the United States, of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund's investment restrictions set forth below are fundamental policies of the Fund; i.e., they may not be changed without a majority vote of the outstanding shares of the Fund, as defined in the 1940 Act. Except for those investment policies specifically identified as fundamental in the Prospectus and this Statement of Additional Information, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

     Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, the Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

THE FUND MAY NOT:

      1. With respect to 75% of total assets invest more than 5% of the value of its total assets in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund.

      2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that the Fund maintains asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets.

      3. Purchase securities if such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities or investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply.

      4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate), commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for the Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

      5. Make loans to other persons, except loans of portfolio securities. The purchase of debt obligations and the entry into repurchase agreements in accordance with the Fund's investment objectives and policies are not deemed to be loans for this purpose.

      6. Act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

      7. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     In addition to the Trust's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

     Unless otherwise indicated, all percentage limitations apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.

     The Fund may not:

     (a) As an operating policy, the Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

     (b) As an operating policy, the Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

     (c) As an operating policy, the Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. The Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Subadvisor's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options the Fund has written.

     (d) As an operating policy, the Fund may not purchase the securities of other investment companies except to the permitted by the 1940 Act in connection with a merger, consolidated, acquisition, or reorganization.

     "Value" for the purposes of all investment restrictions shall mean the value used in determining the Fund's net asset value.

     The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Subadvisor, pursuant to guidelines approved by the Trustees.

     The Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by the Fund is liquid, including at least the following:

     (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

     (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

     (iii) dealer undertakings to make a market in the 144A security; and

     (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

     To make the determination that an issue of 4(2) commercial paper is liquid, the Subadvisor must conclude that the following conditions have been met:

     (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

     (b) the 4(2) commercial paper is rated:

     (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs");or

     (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

     (iii) if the security is unrated, the Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

     (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                              TRUSTEES AND OFFICERS

     The Board of Trustees oversees the Fund, the Manager and the Subadvisor. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

PRINCIPAL OCCUPATION(S)                    POSITION(S)              DURING PAST 5 YEARS
NAME, ADDRESS AND AGE                      WITH TRUST
------------------------------------------------------------------------------------------------------------
Richard M. Kernan, Jr.*                    Chairman and             Director of MainStay VP Series Fund,
51 Madison Avenue                          Trustee                  Inc. From January 1987 to present;
New York, NY 10010                                                  Chairman of the board and Chief
Date of Birth:                                                      Executive Officer of MainStay VP
12/13/40                                                            Series Fund, Inc. From August 1989 to
                                                                    present; Executive Vice President and
                                                                    Chief Investment Officer of New York
                                                                    Life Insurance Company from March
                                                                    1995 to present; Executive Vice
                                                                    President prior thereto; Member of
                                                                    the Board of Directors of New York
                                                                    Life Insurance Company from November
                                                                    1996 to present and Chairman of the
                                                                    Investment Committee from January
                                                                    1997 to present; and Director, MacKay
                                                                    Shields LLC, 1988 to present; and
                                                                    Director, Express Scripts,
                                                                    1992-present.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Stephen C. Roussin*                        President, Chief         President and Chief Operating Officer,
300 Interpace Parkway                      Executive Officer        New York Life Asset Management
Parsippany, NJ  07054                      and Trustee              Operating Company LLC, 1999 to
Date of Birth:  7/12/63                                             present; President and Chief Operating
                                                                    Officer, New York Life Asset
                                                                    Management LLC, 1999 to present;
                                                                    President, MainStay Management, June
                                                                    1997-2000; Director and Chairperson,
                                                                    MainStay Institutional Funds, Inc.,
                                                                    1997 to present; Senior Vice
                                                                    President, New York Life Insurance
                                                                    Company, 1997 to present; Senior Vice
                                                                    President, Smith Barney, 1994 to 1997;
                                                                    and Division Sales Manager, Prudential
                                                                    Securities, 1989 to 1994.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Harry G. Hohn*                             Trustee                  Retired Chairman and Chief Executive
51 Madison Avenue                                                   Officer, New York Life Insurance
New York, NY  10010                                                 Company; Chairman of the Board and
Date of Birth:  3/1/32                                              Chief Executive Officer, New York Life
                                                                    Insurance Company, 1990 to 1997; Vice
                                                                    Chairman of the Board, New York Life
                                                                    Insurance Company, 1986 to 1990;
                                                                    Director, New York Life Insurance
                                                                    Company, 1985 to present; Chairman of
                                                                    the Board, American Council of
                                                                    Insurance, 1994 to 1995; Chairman of
                                                                    the Board, Life Insurance Council of
                                                                    New York, 1996 to 1997; Director,
                                                                    Million Dollar Roundtable Foundation,
                                                                    1996 to 1997; Director, Insurance
                                                                    Marketplace Standards Association,
                                                                    1996 to 1997; Director, CK Witco
                                                                    Corporation, 1989 to present; Member,
                                                                    International Advisory Board of Credit
                                                                    Commercial de France, 1995 to 1999;
                                                                    and a Life Fellow of the American Bar
                                                                    Foundation.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Edward J. Hogan                            Trustee                  Rear Admiral U.S. Navy (Retired);
Box 2321                                                            Independent Management Consultant,
Sun Valley, ID  83353                                               1992 to 1997.
Date of Birth:  8/17/32
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Nancy Maginnes                             Trustee                  Member, Council of Rockefeller
Kissinger                                                           University, New York, NY, 1991 to
Henderson Road                                                      present; Trustee, Rockefeller
South Kent, CT  06785                                               University, 1995 to present; Trustee,
Date of Birth:  4/13/34                                             Animal Medical Center, 1993 to
                                                                    present; and Trustee, The Masters
                                                                    School, 1994 to present; Member,
                                                                    Board of Overseers, Rockefeller
                                                                    Institute of Government, Albany, NY,
                                                                    1983- 1992 (Board dissolved).
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Terry L. Lierman                           Trustee                  President, Capitol Associates, Inc.,
426 C Street, N.E.                                                  1984 to present; Managing Director, The
Washington, D.C.  20002                                             Life Services Trust, 1998 to present;
Date of Birth:  1/4/48                                              Vice Chair, Employee Health Programs,
                                                                    1990 to present; Vice Chair, TheraCom
                                                                    Inc., 1994 to present; Director,
                                                                    PeacePac, 1994 to present; Commissioner,
                                                                    State of Maryland, Higher Education
                                                                    Commission, 1995 to present; Chair,
                                                                    National Organization on Fetal Alcohol
                                                                    Syndrome, 1993 to present; Board Member,
                                                                    Hollings Cancer Center, Medical
                                                                    University of South Carolina, 1993 to
                                                                    present; Member, UNICEF National Board,
                                                                    1993 to present; Board Member, KIDS
                                                                    (Kids in Distressed Situations) 1996 to
                                                                    present; Member, Business Leaders for
                                                                    Sensible Priorities, 1998 to present;
                                                                    and Board Member, Discovery Creek
                                                                    Children's Museum, 1997 to present.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
John B. McGuckian                          Trustee                  Chairman of the Board, Ulster
Ardverna                                                            Television plc, 1990 to present;
Cloughmills                                                         Director, Ulster Television plc, 1970
Northern Ireland                                                    to present; Chairman of the Board,
BT4 49NL                                                            Tedcastle Holding Ltd. (energy), 1995
Date of Birth:                                                      to present; Director, Cooneen Textiles
11/13/39                                                            Ltd. (clothing manufacturer), 1967 to
                                                                    present; Director Allied Irish Banks
                                                                    plc, 1977 to present; Chairman, First
                                                                    Trust Bank, 1991 to present; Director,
                                                                    Unidare plc (engineering), 1986 to
                                                                    present; Director, Irish Continental
                                                                    Group plc (ferry operations), 1988 to
                                                                    present; Director, Harbour Group Ltd.
                                                                    (management company), 1980 to present;
                                                                    Chairman, Industrial Development
                                                                    Board, 1990 to 1997; and Chairman of
                                                                    Senate and Senior Pro-Chancellor,
                                                                    Queen's University, 1986 to 1999.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Donald E. Nickelson                                                 Vice Chairman, Harbour Group
1701 Highway A-1-A                                                  Industries, Inc., 1991 to present;
Suite 218                                                           Director, PaineWebber Group, 1980 to
Vero Beach, FL  32963                                               1993; President, PaineWebber Group,
Date of Birth:  12/9/32                                             1988 to 1990; Chairman of the Board,
                                                                    Paine Webber Properties, 1985 to
                                                                    1989; Director, Harbour Group, 1986
                                                                    to present; Director, Sugen, Inc.,
                                                                    1992 to 1999; Chairman of the Board,
                                                                    Omniquip International, Inc., 1996 to
                                                                    1999; Director, Carey Diversified,
                                                                    L.L.C., January 1,1998 to present.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Donald K. Ross*                            Trustee                  Retired Chairman and Chief Executive
953 Cherokee Lane                                                   Officer, New York Life Insurance
Franklin Lakes, NJ                                                  Company; Director, New York Life
07417                                                               Insurance Company, 1978 to 1996;
Date of Birth:  7/1/25                                              President, New York Life Insurance
                                                                    Company, 1986 to 1990; Chairman of
                                                                    the Board, New York Insurance
                                                                    Company, 1981 to 1990; Director,
                                                                    MacKay Shields LLC, 1984 to present;
                                                                    and Trustee, Consolidated Edison
                                                                    Company of New York, Inc., 1976 to
                                                                    1998.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Richard S. Trutanic                        Trustee                  Senior Managing Director, Groupe
1155 Connecticut Ave.                                               Arnault (private investment firm),
N.W.                                                                1999-present; Chairman, The Somerset
Suite 400                                                           Group (financial advisory firm), 1990
Washington, DC  20036                                               to present; Chief Executive Officer
Date of Birth:  2/13/52                                             and President, Americap L.L.C.
                                                                    (Financial Advisory Firm), 1997 to
                                                                    present; Senior Vice  President,
                                                                    Washington National Investment
                                                                    Corporation (financial  advisory
                                                                    firm), 1985 to 1990; Director, Allin
                                                                    Communications Corporation, 1996 to
                                                                    1997; and Director and Member of
                                                                    Executive Committee, Southern Net,
                                                                    Inc., 1986 to 1990.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt*                         Trustee                  Executive Vice President, New York
51 Madison Avenue                                                   Life Insurance Company, May 1999 to
New York, NY  10010                                                 present; Chief Executive Officer,
Date of Birth:  10/8/50                                             New York Life Asset Management LLC,
                                                                    December 1999 to present; Chief
                                                                    Executive Officer, New York Life
                                                                    Asset Management Operating Company
                                                                    LLC, December 1999 to present;
                                                                    Chairman and Manager, New York Life
                                                                    Asset Management Operating Company
                                                                    LLC, March 2000 to present; Chairman
                                                                    and Manager, New York Life Asset
                                                                    Management LLC, March 2000 to
                                                                    present; Manager, New York Life
                                                                    Benefit Services, Manager, Monitor
                                                                    Capital Advisors LLC, Manager,
                                                                    MainStay Management LLC, Manager,
                                                                    MainStay Shareholder Services LLC,
                                                                    Manager, Madison Square Advisors
                                                                    LLC, and Director, NYLIFE
                                                                    Distributors, Inc., March 2000 to
                                                                    present; Executive Vice President
                                                                    and Chief Investment Officer,
                                                                    MassMutual Life Insurance Company,
                                                                    June 1993 - 1999.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce*                        Senior Vice              Chairman, Monitor Capital Advisors,
51 Madison Avenue                          President                LLC., 1977 to present; Senior Vice
New York, NY  10010                                                 President, MainStay Institutional
Date of Birth:  9/17/57                                             Funds Inc., 1998 to present; Senior
                                                                    Vice President, New York Life
                                                                    Insurance Company, 1994 to present;
                                                                    Director, NYLIFE Distributors Inc.,
                                                                    1993 to present; and chief
                                                                    Administrative Officer, Pensin,
                                                                    Mutual Funds, Structured Finance,
                                                                    Corporate Quality, Human Resources
                                                                    and Employees' health Departments,
                                                                    New York Life Insurance company,
                                                                    1992 to 1994.
------------------------------------------------------------------------------------------------------------

John A. Flanagan*                          Vice President           Vice President and Chief Financial
51 Madison Avenue                          and Chief                Officer, The MainStay Funds, 1999 to
New York, NY 10010                         Financial Officer        present; Treasurer, MainStay VP Series
Date of Birth:  6/5/46                                              Fund, 1999 to present; Treasurer and
                                                                    Chief Financial and Accounting
                                                                    Officer, MainStay Institutional Funds
                                                                    Inc., 1999 to present; Senior Vice
                                                                    President and Chief Financial Officer,
                                                                    NYLIFE Distributors, Inc., 1999 to
                                                                    present; Vice President and Chief
                                                                    Financial Officer, MainStay Management
                                                                    LLC, 1999 to present; Manager,
                                                                    MainStay Management LLC, 1999 to
                                                                    present; Manager, MainStay Shareholder
                                                                    Services LLC, 1999 to present; Vice
                                                                    President and Treasurer, New York Life
                                                                    Asset Management Operating Company
                                                                    LLC, December 1999 to present; Vice
                                                                    President and Treasurer, New York Life
                                                                    Asset Management LLC, December 1999 to
                                                                    present; Vice President, New York Life
                                                                    Insurance Company, 1999 to present;
                                                                    Treasurer of the Strong Funds and
                                                                    Senior Vice President of Strong
                                                                    Capital Management, Inc., 1997 to
                                                                    1998; Partner, Price Waterhouse
                                                                    Coopers LLP, 1994 to 1997.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Patrick J. Farrell*                        Vice President           Vice President, New York Life
51 Madison Avenue                                                   Insurance Company, 1996 to present;
New York, NY 10010                                                  Assistant Treasurer, Member of the
Date of Birth:  9/27/59                                             Dividend Committee, The MainStay
                                                                    Funds, 1998 to present.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro*                      Tax Vice                    Vice President, New York Life
51 Madison Avenue                        President                  Insurance Company, 1995 to present;
New York, NY  10010                                                 Vice President -- Tax, New York
Date of Birth:                                                      Life Insurance Company, 1986 to
12/12/49                                                            1995; Tax Vice President, NYLIFE
                                                                    Securities Inc., 1987 to present;
                                                                    Tax Vice President, NAFCO, Inc.,
                                                                    1990 to present; Tax Vice
                                                                    President, NYLIFE Depositary Inc.,
                                                                    1990 to present; Tax Vice
                                                                    President, NYLIFE Inc., 1990 to
                                                                    present; Tax Vice President, NYLIFE
                                                                    Insurance Company of Arizona, 1990
                                                                    to present; Tax Vice President,
                                                                    NYLIFE Realty Inc., 1991 to
                                                                    present; Tax Vice President, NYLICO
                                                                    Inc., 1991 to present; Tax Vice
                                                                    President, New York Life Fund Inc.,
                                                                    1991 to present; Tax Vice
                                                                    President, New York Life
                                                                    International Investment, Inc.,
                                                                    1991 to present; Tax Vice
                                                                    President, NYLIFE Equity Inc., 1991
                                                                    to present; Tax Vice President,
                                                                    NYLIFE Funding Inc., 1991 to
                                                                    present; Tax Vice President, NYLCO
                                                                    Inc., 1991 to present; Tax Vice
                                                                    President, MainStay VP Series Fund,
                                                                    Inc., 1991 to present; Tax Vice
                                                                    President, CNP Realty, 1991 to
                                                                    present; Tax Vice President, New
                                                                    York Life MainStay Institutional
                                                                    Funds Inc., 1992 to present; Tax
                                                                    Vice President, NYLIFE
                                                                    Distributors, Inc., 1993 to
                                                                    present; Vice President Assistant
                                                                    Controller, New York Life.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Joseph J. McBrien*                       Secretary                  Vice President and Secretary, New
51 Madison Avenue                                                   York Life Asset Management
New York, NY  10010                                                 Operating Company LLC, December
Date of Birth:                                                      1999 to present; Vice President
5/26/48                                                             and Secretary, New York Life Asset
                                                                    Management LLC, December 1999 to
                                                                    present; Vice President and
                                                                    Associate General Counsel, New
                                                                    York Life Insurance Company, 1999
                                                                    to present; Secretary, MainStay VP
                                                                    Series Fund, Inc., 1999 to
                                                                    present; Secretary, MainStay
                                                                    Institutional Funds Inc., 1999 to
                                                                    present; Secretary, MainStay
                                                                    Management LLC, 1999 to present;
                                                                    Secretary, MainStay Shareholder
                                                                    Services LLC, 1999 to present;
                                                                    Secretary, Monitor Capital
                                                                    Advisors LLC, 1999 to present;
                                                                    Secretary, Madison Square Advisors
                                                                    LLC, 1999 to present; Vice
                                                                    President and Counsel, State
                                                                    Street Bank and Trust Company,
                                                                    1997 to 1999; Principal, McBrien
                                                                    Consulting, 1996 to 1997; Senior
                                                                    Vice President and General
                                                                    Counsel, Liebe and Company, 1986
                                                                    to 1996; Senior Vice President and
                                                                    General Counsel, Evergreen Asset
                                                                    Management Corp., 1986 to 1996.
------------------------------------------------------------------------------------------------------------
---------------------

     As indicated in the above table, certain Trustees and officers also hold positions with MacKay Shields, Monitor, New York Life Insurance Company, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc.

     The Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000, a fee of $2,000 for each Board of Trustees meeting and a fee of $1,000 for each committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.

     For the fiscal year ended December 31, 1999, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisors as the Trust or an investment advisor that is an affiliated person of one of the Trust's investment advisors:


                                                Aggregate              Total Compensation From
        Name of                               Compensation                   Registrant
        Trustee                              from the Trust               Paid to Trustees
        -------                              --------------               ----------------
        Edward J. Hogan                            $55,000                     $55,000
        Nancy M. Kissinger                          55,000                      55,000
        Terry L. Lierman                            55,000                      55,000
        Donald E. Nickelson                         59,000                      59,000
        Richard S. Trutanic                         55,000                      55,000
        John B. McGuckian                           55,000                      55,000

                 THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement for the Fund, MainStay Management, LLC (the "Manager"), subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Fund, administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management, LLC is a direct subsidiary of New York Life Asset Management LLC which is a direct subsidiary of New York Life Insurance Company.

     The Trustees, including the Independent Trustees, approved the Management Agreement with respect to the Fund on March 15, 1999. The sole initial shareholder of the MAP Equity Fund approved the Management Agreement on June 8, 1999. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as the term is defined in the 1940 Act). The Trustees, including the independent Trustees, approved amendments to the Management Agreement at an in-person meeting held on September 13, 1999 to reflect the conversion of MainStay Management from a corporation to a limited liability company under the laws of the State of Delaware.

     The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

     The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

     In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus under the heading "Manager, Subadvisor and Distributor," the Manager bears the following expenses:

     (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Subadvisor;

     (b) the fees to be paid to the Subadvisor pursuant to the Sub-Advisory Agreements; and

     (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Trust.

SUBADVISORY AGREEMENT

     Pursuant to the Sub-Advisory Agreement between the Manager and Markston International, LLC ("Markston") the Subadvisor, subject to the supervision of the Trustees of the Trust and the Manager in conformity with the stated policies of the Fund and the Trust, manages the Fund's portfolio, including the purchase, retention, disposition and loan of securities. As compensation for services, the Manager, not the Fund, pays the Fund's Subadvisor a monthly fee calculated on the basis of its average daily net assets during the preceding month at the annual rates of 0.45% up to $250 million; 0.40% from $250 million to $500 million; and 0.35% in excess of $500 million.

     The Trustees, including the Independent Trustees, approved the Sub-Advisory Agreement with Markston at an in-person meeting held March 15, 1999. The Sub-Advisory Agreement was approved by the Fund's sole shareholder on June 8, 1999. The Sub-Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust, the Manager, or the Subadvisor (as the term is defined in the 1940 Act).

     The Subadvisor has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisor bears the salaries and expenses of all of its personnel.

     The Sub-Advisory Agreement provides that the Subadvisor shall not be liable to the Fund for any error of judgment by a Subadvisor or for any loss suffered by the Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by the manger immediately upon material breach by the Subadvisor, after the Subadvisor has received notice and an opportunity to cure such breach.

     For the fiscal year ended December 31, 1999, the management fee paid after reimbursement was $305,543 (includes $54,647 of advisory fees paid to Markston Investment Management, the Fund's prior advisor for the period January 1, 1999 through June 8, 1999). The management fee reimbursed was $65,954, and the Sub-Advisory fee paid by the Manager was $190,110.

     With respect to the MAP-Equity Fund, the predecessor to the MAP Equity Fund, investment advisory and management services were provided by Markston International LLC, formerly Markston Investment Management. During the fiscal years ended December 31, 1997 and 1998, Markston International LLC received from the MAP-Equity Fund advisory fees of $432,252 and $334,330, respectively. For the period January 1, 1999 through June 8, 1999 Markston Investment Management received from the MAP-Equity Fund advisory fees of $54,647.

DISTRIBUTION AGREEMENT

     NYLIFE Distributors Inc. serves as the Trust's distributor and principal underwriter (the "Distributor")pursuant to a Distribution Agreement dated January 1, 1994. NYLIFE Securities Inc. ("NYLIFE Securities") sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments.

     The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes. The Distribution Agreement for the MAP Equity Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on March 15, 1999.

     After an initial two-year period, the Distribution Agreement is subject to annual approval by the Board of Trustees. The Distribution Agreement is terminable at any time, without payment of a penalty, by vote of a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.

     First Priority Investment Corporation acted as distributor to the MAP-Equity Fund until April 30, 1999 pursuant to a Distributor's Agreement. During the fiscal years ended December 31, 1996, 1997 and 1998, the company received $22,754, $37,552 and $162,627, respectively, for its services as distributor.

     OTHER SERVICES

     Pursuant to an Accounting Agreement with the Trust, dated October 24, 1997, the Manager performs certain bookkeeping and pricing services for the Fund. The Fund will bear an allocable portion of the cost of providing these services to the Trust.

     For the period June 9, 1999 through December 31, 1999, the amount of recordkeeping fees paid to the Manager was $15,964.

     In addition, the Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MainStay Shareholder Services for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

     Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of the Fund, is responsible under its Management Agreement for the payment of expenses related to the Fund's operations, including (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated with the Manager or Subadvisor,
(iii) certain fees and expenses of the Trust's Custodians and Transfer Agent,
(iv) the charges and expenses of the Trust's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of the Fund, in connection with its securities transactions, (vi) the fees of any trade association of which the Fund or the Trust is a member, (vii) the cost of share certificates representing shares of the Fund, (viii) reimbursement of a portion of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, (xi) any expenses assumed by the Fund pursuant to its plan of distribution, (xii) all taxes and business fees payable by the Fund to federal, state or other governmental agencies, and (xiii) costs associated with the pricing of the Fund's shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

     The Fund has entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom it may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Fund experiences unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. The Fund does not intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Subadvisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Subadvisors may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Fund. In order for the Affiliated Broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Fund will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

     Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Subadvisor may cause the Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Subadvisor an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Subadvisor's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Although commissions paid on every transaction will, in the judgment of the Subadvisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Subadvisor for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Subadvisor's clients and not solely or necessarily for the benefit of the Trust. The Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.

     In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Subadvisor. Investment decisions for the Fund and for the Subadvisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

     The Sub-Advisory fee that the Manager pays on behalf of the Fund to the Subadvisor will not be reduced as a consequence of the Subadvisor's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be clearly determined. Such services would be useful and of value to the Subadvisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Subadvisor in carrying out its obligations to the Fund.

     For the period June 9, 1999 through December 31, 1999, total brokerage commissions paid were $33,115 on portfolio transactions amounting to $37,595,693. The amount of these brokerage commissions which were paid to brokers that provided research was $9,534. There were no brokerage commissions paid to affiliated persons.

     For the fiscal years ended December 31, 1997 and 1998, and the period January 1, 1999 through June 8, 1999, the MAP-Equity Fund (predecessor to the MAP Equity Fund) paid total brokerage commissions of $61,779 in 1997 (on portfolio transactions amounting to $84,698,287), of which approximately 24.3% was paid to brokers that provided research; $44,996.83 in 1998 (on portfolio transactions amounting to $63,342,288), of which approximately 37.9% was paid to brokers that provided research; and $12,303 in 1999 (on portfolio transactions amounting to $17,285,287) of which approximately 18% was paid to brokers that provided research. As of December 31, 1999, MAP Equity Fund held common stock of American Express Co. valued at $2,029,414.

     The Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

     The turnover rate for the Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Funds, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may also result in the realization of an increase in net short-term capital gains by the Fund which, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

     The Trust determines the net asset value per share of the Class I shares of the Fund on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the first session of the New York Stock Exchange (currently 4:00 p.m., New York time) for Class I shares of the Fund by dividing the current market value of the total assets attributable to the class, by the total number of outstanding shares of the class.

     Portfolio securities are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price of the first session on that day or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges; (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system; (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Fund's Subadvisor if the prices are deemed by the Subadvisor to be representative of market values at the close of the first session of the New York Stock Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by the Subadvisor, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques and/or matrix pricing if those prices are deemed by the Fund's Subadvisor to be representative of market values at the close of the first session of the New York Stock Exchange; (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculations may be done by others. Money market instruments held by the Fund with a remaining maturity of 60 days or less are valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Fund are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Trust is informed after the ex-dividend date.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

     Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in the Fund's calculation of net asset value. However, the Subadvisor, in consultation with the Manager, may, in its judgement, determine that an adjustment to the Fund's net asset value should be made because intervening events have caused the Fund's net asset value to be materially inaccurate.

     The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

     To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

     A Shareholder Investment Account is established for each investor in the Fund, under which a record of the shares of the Fund held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                           SHAREHOLDER SERVICING AGENT

     The Fund may pay shareholder service fees, directly or indirectly to various entities (shareholders service agents) that provide services to shareholders. These may include broker-dealers, advisors, administrative service forms, banks and other financial institutions. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing shareholder servicing and recordkeeping functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations of those provisions, could prevent a bank from continuing to perform all or a part of such services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUND

     If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy and sell shares of the Fund. If you are a participant in a "wrap account" or similar program, your investment professional will provide you with information.

BY MAIL - INDVIDUAL SHAREHOLDERS

     Initial purchases of shares of the Fund should be made by mailing the completed application form to the investor's Registered Representative. Shares may be purchased at the NAV per share next determined after receipt in good order of the purchase order by the Fund.

BY TELEPHONE - INDIVIDUAL SHAREHOLDERS

     An investor may make an initial investment by having his or her Registered Representative telephone MSS between 8:00 AM and 6:00 PM, Eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Fund and MSS for transactions effected by telephone, see "Know How to Sell and Exchange Shares."

BY WIRE - INDIVDUAL SHAREHOLDERS

     An investor may open an account and invest by wire by having his or her Registered Representative telephone MSS between 8:00 AM and 6:00 PM, Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
ABA No.: 011 0000 28 Attn.: Custody and Shareholder Services
For Credit: MainStay MAP Equity Fund-Class I
Shareholder Account No.____________________________
Shareholder Registration ____________________________
DDA Account Number 99029415

     An application must be received by MSS within three business days. The investor's bank may charge the investor a fee for the wire.

     To make a purchase effective the same day, the Registered Representative must call MSS by 12:00 noon Eastern time, and federal funds must be received by the Shareholder Servicing Agent before 4:00 PM Eastern time.

     Wiring money to the Trust will reduce the time a shareholder must wait before redeeming or exchanging shares because, when a shareholder purchases by check or by ACH payment, the Trust may withhold payment for up to 10 days from the date the check or ACH purchase is received.

     ADDITIONAL INVESTMENTS

     Additional investments in the Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

     SYSTEMATIC INVESTMENT PLANS

     The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases by certain qualified retirement plans, New York Life employee and agent investment plans, investments resulting from distributions by other New York Life products and NYLIFE Distributors products, and purchases by certain individual participants.

     Investors whose bank is a member of the Automated Clearing House ("ACH") may purchase shares of the Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (between 8:00 AM and 4:00 PM, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of the Fund on a scheduled basis by electronic debit for an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

     OTHER INFORMATION

     Investors may, subject to the approval of the Trust, the Distributor, the Manager and the Subadvisor, purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call MAINSTAY at 1- 800-MAINSTAY before sending any securities.

     An investor in certain qualified retirement plans may open an account with a minimum investment of a lesser amount when permitted under such qualified retirement plan. The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

     REDEMPTIONS AND EXCHANGES - INDIVIDUAL SHAREHOLDERS

     Shares may be redeemed directly from the Fund or through your Registered Representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an eligible guarantor institution. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The signature guarantee may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O.
Box 8401, Boston, MA 02266-8401.

     Upon the redemption of shares the Fund will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received. There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or the SEC deems an emergency to exist.

     The value of the shares redeemed from the Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

     SYSTEMATIC WITHDRAWAL PLAN - INDIVIDUAL SHAREHOLDERS

     Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the same Fund at NAV. MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable.

     DISTRIBUTIONS IN KIND

     The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

     The Trust may suspend the right of redemption of shares of the Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

     Exchanges will be based upon the Fund's NAV per share next computed following receipt of a properly executed exchange request.

     Subject to the conditions and limitations described herein, Class I shares of the Fund may be exchanged for Class A shares of a MainStay Fund registered in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors.

       INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

     Generally, shareholders may exchange their Class I shares of the Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request.

     Exchanges may only be made with respect to Funds registered in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. An exchange may be made by either writing to MSS at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (8:00 AM to 6:00 PM Eastern time).

     In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MSS to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges.

     It is the policy of The MainStay Funds to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed on each trade date on which a shareholder makes an exchange and additional exchange requests may be denied.

                          TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(k) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

     Shares of the Fund may also be purchased as an investment under a specimen cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. The Fund may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

     Shares of the Fund may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. Three types of IRAs are available -- a traditional IRA, the Roth IRA and the Education IRA.

     An individual may contribute as much as $2,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of (i) $2,000 or (ii) the sum of (a) the compensation includible in the working spouse's gross income plus (b) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $4,000.

     An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For the 2000 tax year, a contribution is deductible only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($51,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $51,000 and $61,000; $31,000 for a single individual, with a phase-out for adjusted gross income between $31,000 and $41,000). These phase-out limits will gradually increase, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000
- $100,000 if married filing jointly in 2007 and thereafter). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000 ($0-$10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

     Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time homebuyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

     ROTH IRAS. Roth IRAs are a form of individual retirement account which feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $2,000 ($4,000 for a married couple) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

     EDUCATION IRAS. A taxpayer may make non-deductible contributions of up to $500 per year per beneficiary to an Education IRA. Contributions cannot be made after the beneficiary becomes 18 years old. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in an Education IRA when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

     All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Education IRA combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(b)(7) TAX SHELTERED ACCOUNT

     Shares of the Fund may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b)(7) TSA plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in
Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b)(7) TSA plan.

GENERAL INFORMATION

     Shares of the Fund may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

     The custodial agreements and forms provided by the Fund's Custodian and Transfer Agent designate New York Life Trust Company as custodian for IRAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

     The federal tax laws applicable to retirement plans, IRAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

                      CALCULATION OF PERFORMANCE QUOTATIONS

     From time to time the Fund may publish its yield and/or average annual total return in advertisements and communications to shareholders. The average annual total return is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Quotations of the Fund's average annual total return will be calculated according to the following SEC formula:

          P(1+T)n = ERV

where:

         P   =               a hypothetical initial payment of $1,000
         T   =               average annual total return
         ERV =               ending redeemable value of a hypothetical $1,000
                             payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion thereof)

     The Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods.

     The average annual total returns of the MAP Equity Fund's Class I Shares for the 1-year, 5-year and 10-year periods ended December 31, 1999 are 6.85%, 22.89% and 15.41%, respectively. These figures are based on the performance of the Mutual Benefit Fund, which was renamed the MAP-Equity Fund in 1995. The current shareholders of the MAP-Equity Fund approved an Agreement and Plan of Reorganization at their June 3, 1999 meeting. On June 9, 1999 the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund and existing MAP-Equity Fund shareholders became Class I shareholders of MainStay Map Equity Fund.

     The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Fund may also include its current dividend rate in its prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of the Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of the Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

     In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

     From time to time, advertising and sales literature for the Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Subadvisor, and other pertinent facts relating to the management of the Fund by the Subadvisor.

     From time to time the Fund may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

     In addition, performance information for the Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Fund. Advertisements for the Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     From time to time, advertisements for the Fund may include general information about the services and products offered by the Fund, MainStay Institutional Funds Inc. and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.



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

                                 TAX INFORMATION

TAXATION OF THE FUND

     The following summarizes certain federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     The Fund intends to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities on any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     Certain requirements relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund currently intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Provided that the Fund qualifies as a regulated investment company, under the Code, it generally will not be subject to any excise or income taxes in Massachusetts. The Fund's investments, if any, or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of the Fund's earnings will be subject to tax in their hands.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

     Assuming the Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders.

     If the Fund's investment income is derived exclusively from sources (such as interest) other than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. If a portion of the Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of the Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

     Distributions of the Fund's net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gains, regardless of how long a Shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. As a result, such capital gains would be taxable to the shareholders. Shareholders would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities and would be entitled to increase the adjusted tax basis of the Fund shares by the difference between their pro-rata share of such gains and their tax credit.

     Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would generally be taxable to the shareholder (except to the extent the distribution is an exempt interest dividend as described below) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which may nevertheless be taxable to them.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from the Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of such share on the reinvestment date.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

     Many of the options, futures contracts and forward contracts entered into by the Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by the Fund are "marked-to-market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

     Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

      Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to the Fund are not entirely clear. The hedging transactions in which the Fund engages may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

     The diversification requirements applicable to the Fund's status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders. If
Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, the Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISPOSITIONS OF FUND SHARES

     Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of the Fund were capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year. A loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

TAX REPORTING REQUIREMENTS

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. As discussed above, certain dividends paid in January will be treated as received by shareholders on the prior December 31. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax advisor to determine the tax status of Fund distributions and/or gains from redemptions in his or her own state and locality (or foreign country).

     Under the federal income tax law, the Fund will be required to report to the IRS all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns.

     If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

FOREIGN TAXES

     Investment income and gains received by the Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's stockholders. Since the percentage of Fund's total assets which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which the Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

EXPLANATION OF FUND DISTRIBUTIONS

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

GENERAL INFORMATION

     The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and non-U.S. tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on distributions of net investment income and short-term capital gains to him or her.

                         ORGANIZATION AND CAPITALIZATION

GENERAL

     The Fund is a separate series of an open-end investment company, The MainStay Funds ("Trust"), established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Fund was originally formed as the Mutual Benefit Fund, a Delaware corporation. The Fund was renamed the MAP-Equity Fund in 1995. The Map-Equity Fund was reorganized as the MainStay MAP Equity Fund on June 9, 1999.

VOTING RIGHTS

     Shares entitle their holders to one vote per share; however, separate votes will be taken by each class on matters affecting the Fund or a particular class of shares issued by the Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

            This Statement of Additional Information and the Prospectus do not contain all the information included in the Company's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

            Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent accountants of the Trust. The Fund's Annual Report, which is incorporated by reference in this SAI, has been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TRANSFER AGENT

     MainStay Shareholder Services, LLC ("MSS"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Fund. MSS has its principal office and place of business at 260 Cherry Hill Road, Parsippany, New Jersey. Pursuant to its Transfer Agency and Service Agreement dated April 28, 1997 with the Trust, MSS provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Fund pays MSS fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by MSS. MSS has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 2 Heritage Drive, North Quincy, Massachusetts 02171 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services.

CUSTODIANS



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

     The Bank of New York ("BONY") serves as custodian for the Fund. The Trust has also appointed BONY as its foreign custody manager with respect to certain securities held outside of the United States. BONY has its principal office at 48 Wall Street, New York, New York 10286.

LEGAL COUNSEL

     Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

CODE OF ETHICS

     The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or the Manager or a Subadvisor unless such power is the result of their position with the Trust or Manager or Subadvisor. Such persons are generally required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. Subject to these restrictions, these persons are permitted to invest in securities, including securities that may be purchased or held by the Fund. The Trust has developed procedures for administration of the Code.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

Municipal Short-Term Loan Ratings

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Corporate Short-Term Debt Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

Corporate and Municipal Long-Term Debt Ratings
Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short-Term Rating Definitions

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

140081.2

                               THE MAINSTAY FUNDS
--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2000

--------------------------------------------------------------------------------

         This Statement of Additional Information supplements the information contained in the Funds' Prospectuses dated May 1, 2000, as amended or supplemented from time to time (the "Prospectuses"), and should be read in conjunction with the Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors Inc., (the "Distributor") 300 Interpace Parkway, Parsippany, NJ 07054 or by calling 1-800-MAINSTAY (1-800-624-6782). This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference in and is made a part of the Prospectuses.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by The MainStay Funds or the Distributor. This Statement of Additional Information and the related Prospectus do not constitute an offer by The MainStay Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

         Shareholder inquiries should be made by writing directly to MainStay Shareholder Services, Inc., P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY. In addition, you can make inquiries through your registered representative.

         The financial statements of each of the Funds, including the Statement of Assets and Liabilities as of December 31, 1999, the Portfolio of Investments and the Statement of Operations for the year ended December 31, 1999, the Statement of Changes in Net Assets for the years ended December 31, 1999 and 1998, and the Notes to the Financial Statements, all of which are included in the 1999 Annual Reports and the Reports of Independent Accountants, which are included in the 1999 Annual Reports, are hereby incorporated by reference into this Statement of Additional Information ("SAI").

         An audited financial statement for NYLIFE LLC, as of December 31, 1999 is included in this SAI.


                                                         TABLE OF CONTENTS

THE MAINSTAY FUNDS...........................................................................................................4
ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS...................................................................................4
    BLUE CHIP GROWTH FUND....................................................................................................4
    CONVERTIBLE FUND.........................................................................................................5
    EQUITY INDEX FUND........................................................................................................5
    GLOBAL HIGH YIELD FUND...................................................................................................5
    GOVERNMENT FUND..........................................................................................................6
    HIGH YIELD CORPORATE BOND FUND...........................................................................................7
    INTERNATIONAL BOND FUND..................................................................................................7
    INTERNATIONAL EQUITY FUND................................................................................................8
    MAP EQUITY FUND..........................................................................................................8
    MONEY MARKET FUND........................................................................................................9
    RESEARCH VALUE FUND.....................................................................................................11
    SMALL CAP VALUE FUND....................................................................................................11
    STRATEGIC INCOME FUND...................................................................................................11
    STRATEGIC VALUE FUND....................................................................................................13
    TAX FREE BOND FUND......................................................................................................14
    TOTAL RETURN FUND.......................................................................................................15
    THE EQUITY INDEX FUND GUARANTEE.........................................................................................15
    HOW THE INDEXING WORKS..................................................................................................18
    RISK FACTORS AFFECTING CALIFORNIA MUNICIPAL SECURITIES..................................................................18
    RISK FACTORS AFFECTING NEW YORK MUNICIPAL SECURITIES....................................................................30
    SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO............................................................................43
INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS...............................................................49
    TEMPORARY DEFENSIVE MEASURES............................................................................................49
    REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS.................................................................49
    LENDING OF PORTFOLIO SECURITIES.........................................................................................51
    CASH EQUIVALENTS........................................................................................................52
    BANK OBLIGATIONS........................................................................................................52
    COMMERCIAL PAPER........................................................................................................52
    U.S. GOVERNMENT SECURITIES..............................................................................................53
    DEBT SECURITIES.........................................................................................................53
    CONVERTIBLE SECURITIES..................................................................................................53
    ARBITRAGE...............................................................................................................54
    FOREIGN SECURITIES......................................................................................................55
    FOREIGN CURRENCY TRANSACTIONS...........................................................................................56
    FOREIGN INDEX-LINKED INSTRUMENTS........................................................................................58
    BRADY BONDS.............................................................................................................59
    MUNICIPAL SECURITIES....................................................................................................60
    INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS......................................................................63
    VARIABLE RATE DEMAND NOTES ("VRDNS")....................................................................................63
    FLOATING AND VARIABLE RATE SECURITIES...................................................................................64
    ZERO COUPON BONDS.......................................................................................................64
    STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED...................................................................65




    WHEN-ISSUED SECURITIES..................................................................................................65
    MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES......................................................................66
    WARRANTS................................................................................................................73
    SHORT SALES AGAINST THE BOX.............................................................................................73
    OPTIONS ON SECURITIES...................................................................................................73
    OPTIONS ON FOREIGN CURRENCIES...........................................................................................77
    SECURITIES INDEX OPTIONS................................................................................................79
    FUTURES TRANSACTIONS....................................................................................................80
    SWAP AGREEMENTS.........................................................................................................88
    LOAN PARTICIPATION INTERESTS............................................................................................90
    REAL ESTATE INVESTMENT TRUSTS ("REITs").................................................................................91
    RISKS ASSOCIATED WITH DEBT SECURITIES...................................................................................92
    RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")..............................................................92
FUNDAMENTAL INVESTMENT RESTRICTIONS.........................................................................................93
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.....................................................................................95
TRUSTEES AND OFFICERS.......................................................................................................99
THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR...........................................................................107
    MANAGEMENT AGREEMENT...................................................................................................107
    SUB-ADVISORY AGREEMENTS................................................................................................108
    DISTRIBUTION AGREEMENT.................................................................................................114
    DISTRIBUTION PLANS.....................................................................................................115
    OTHER SERVICES.........................................................................................................124
    EXPENSES BORNE BY THE TRUST............................................................................................125
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................................................................126
NET ASSET VALUE............................................................................................................131
SHAREHOLDER INVESTMENT ACCOUNT.............................................................................................134
SHAREHOLDER TRANSACTIONS...................................................................................................134
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE.............................................................................134
    HOW TO PURCHASE SHARES OF THE FUNDS....................................................................................134
    ALTERNATIVE SALES ARRANGEMENTS.........................................................................................137
    PURCHASES AT NAV.......................................................................................................140
    REDUCED SALES CHARGES ON CLASS A SHARES................................................................................141
    LETTER OF INTENT ("LOI")...............................................................................................141
    CONTINGENT DEFERRED SALES CHARGE, CLASS A..............................................................................141
    CONTINGENT DEFERRED SALES CHARGE, CLASS B..............................................................................142
    CONTINGENT DEFERRED SALES CHARGE, CLASS C..............................................................................144
    REDEMPTIONS AND EXCHANGES..............................................................................................144
    DISTRIBUTIONS IN KIND..................................................................................................146
    SUSPENSION OF REDEMPTIONS..............................................................................................146
    EXCHANGE PRIVILEGES....................................................................................................146
    DISTRIBUTIONS AND REDEMPTIONS FOR EQUITY INDEX FUND....................................................................147
TAX-DEFERRED RETIREMENT PLANS..............................................................................................148
    CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(k) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS..............148
    INDIVIDUAL RETIREMENT ACCOUNT ("IRA")..................................................................................149
    403(b)(7) TAX SHELTERED ACCOUNT........................................................................................150




    GENERAL INFORMATION....................................................................................................150
CALCULATION OF PERFORMANCE QUOTATIONS......................................................................................151
TAX INFORMATION............................................................................................................161
    TAXATION OF THE FUNDS..................................................................................................161
    CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL..................................................................162
    CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX-FREE FUNDS.......................................................164
    DISCOUNT...............................................................................................................165
    USERS OF BOND-FINANCED FACILITIES......................................................................................166
    TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS...................................................................166
    PASSIVE FOREIGN INVESTMENT COMPANIES...................................................................................167
    FOREIGN CURRENCY GAINS AND LOSSES......................................................................................168
    COMMODITY INVESTMENTS..................................................................................................168
    DISPOSITIONS OF FUND SHARES............................................................................................168
    TAX REPORTING REQUIREMENTS.............................................................................................169
    FOREIGN TAXES..........................................................................................................170
    STATE AND LOCAL TAXES - GENERAL........................................................................................170
    EXPLANATION OF FUND DISTRIBUTIONS......................................................................................171
    ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND.................................................................171
    ADDITIONAL INFORMATION REGARDING THE CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND...............................171
    ANNUAL STATEMENTS......................................................................................................172
    GENERAL INFORMATION....................................................................................................173
ORGANIZATION AND CAPITALIZATION............................................................................................173
    GENERAL................................................................................................................173
    VOTING RIGHTS..........................................................................................................174
    SHAREHOLDER AND TRUSTEE LIABILITY......................................................................................174
    REGISTRATION STATEMENT.................................................................................................174
    SHARE OWNERSHIP OF THE FUNDS...........................................................................................174
OTHER INFORMATION..........................................................................................................186
    INDEPENDENT ACCOUNTANTS................................................................................................186
    TRANSFER AGENT.........................................................................................................186
    CUSTODIANS.............................................................................................................187
    LEGAL COUNSEL..........................................................................................................187
    CODE OF ETHICS.........................................................................................................187
    APPENDIX A.............................................................................................................188
    DESCRIPTION OF SECURITIES RATINGS......................................................................................188
    STANDARD & POOR'S......................................................................................................190
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.................................................................................200
    Foreign currency translation...........................................................................................204
    Fixed Maturities.......................................................................................................209


                               THE MAINSTAY FUNDS

       The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund) currently consisting of 23 separate investment portfolios: Blue Chip Growth Fund, California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Equity Index Fund, Global High Yield Fund, Government Fund, Growth Opportunities Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, MAP Equity Fund, Money Market Fund, New York Tax Free Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund (individually referred to as a "Fund" or, collectively, the "Funds"). MainStay Management LLC (the "Manager") serves as the manager for the Funds and has entered into Sub-Advisory Agreements with Monitor Capital Advisors LLC ("Monitor") with respect to the Equity Index Fund; Gabelli Asset Management Company ("GAMCO") with respect to the Blue Chip Growth Fund; John A. Levin & Co., Inc. ("John A. Levin & Co.") with respect to the Research Value Fund; Dalton Greiner, Hartman, Maher & Co. ("DGHM") with respect to the Small Cap Value Fund; Madison Square Advisors LLC ("Madison Square Advisors") with respect to the Growth Opportunities Fund; Markston International LLC ("Markston") with respect to the MAP Equity Fund and MacKay Shields LLC ("MacKay Shields") with respect to the remaining 17 Funds; MacKay Shields, Monitor, GAMCO, John A. Levin & Co., DGHM, Madison Square Advisors and Markston are sometimes jointly referred to as the "Subadvisors."

       The Trust, formed January 9, 1986, is a Massachusetts business trust. Each Fund, other than California Tax Free Fund, Equity Index Fund, International Bond Fund, Global High Yield Fund, and New York Tax Free Fund, is a diversified fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

                   ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS

       The Prospectuses discuss the investment objectives of the Funds and the principal investment strategies to be employed in seeking to achieve those objectives. This section contains supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the principal investment strategies the Funds may utilize, and certain risks involved with those strategies.

     NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM.

       Investment decisions for each Fund are made independently from those of the other accounts and investment companies that may be managed by a Subadvisor. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which a Fund invests at the same time as another fund or another account managed by the same Subadvisor, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

BLUE CHIP GROWTH FUND

       The Fund will generally invest in Blue Chip companies, with the Subadvisor selecting those securities which it perceives to be undervalued or to otherwise have growth potential. Blue

Chip companies are those which occupy (or in the Subadvisor's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Market leaders can be identified within an industry as those companies which have: superior growth prospects compared with other companies in the same industry; possession of proprietary technology with the potential to bring about major changes within an industry; and/or leading sales within an industry, or the potential to become a market leader.

       In addition, Blue Chip companies possess at least one of the following attributes: faster earnings growth than its competitors and the market in general; higher profit margins relative to its competitors; strong cash flow relative to its competitors; and/or a balance sheet with relatively low debt and a high return on equity relative to its competitors.

       The Fund's investments will usually be sold when they lose their perceived value relative to other similar or alternative investments. Specific sources of information used to select securities for the Fund include: general economic and industry data provided by the U.S. government, various trade associations; annual and quarterly reports and Form 10-Ks; and direct interviews with company management. Research is directed towards locating stocks that are undervalued relative to their future earnings potential.

CONVERTIBLE FUND

       In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock. The Fund may sell short against the box, among other reasons, to hedge against a possible market decline in the value of the security owned or to enhance liquidity.

EQUITY INDEX FUND

        When the Fund has cash reserves, the Fund may invest in S&P 500
Index Futures, cash equivalents, U.S. government securities and repurchase agreements with respect thereto. The Fund may also invest up to 25% of its total assets in securities of issuers in one industry (unless the Index exceeds that concentration) and lend up to 30% of its total assets to financial institutions.

       The Fund seeks to provide investment results that correspond to the total return performance of the S&P 500 Composite Stock Price Index. The Fund regularly monitors how well its performance corresponds to that Index and seeks to take corrective action whenever the correlation between the Fund's performance and the Index is less than 0.95.

GLOBAL HIGH YIELD FUND

       Investors should understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

       In making investments for the foreign and emerging markets sectors of the Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and credit quality of individual issuers. The Subadvisor will also determine, using good faith and judgement, (1) the percentage of the Fund's assets to be invested in each emerging market; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

       The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

       To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but its Subadvisor may do so, when, in its discretion, it believes it advisable.

GOVERNMENT FUND

       This Fund seeks to achieve its investment objective by investing primarily in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by: (i) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (iii) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (iv) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

       The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration.

       The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

       Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

       The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

HIGH YIELD CORPORATE BOND FUND

       This Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective; and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline.

       Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

       Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

       The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

       The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification.

INTERNATIONAL BOND FUND

       The International Bond Fund may be appropriate for investors who are seeking competitive overall return commensurate with an acceptable level of risk from an international portfolio of debt securities, but who also understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values. In making investments for the Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Subadvisor will also determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

       To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments but may do so when the Subadvisor, in its discretion, believes it advisable.

       Generally, the Fund's average maturity will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box. The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

INTERNATIONAL EQUITY FUND

       In making investments for the Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Subadvisor will also determine, using good faith judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and future contracts and related options with respect to securities, indexes of securities or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

       The International Equity Fund may invest in American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. An ADR is a receipt typically issued by a U.S. bank or trust company showing that you own a foreign security. An EDR is a receipt typically issued by a European bank or trust company showing that you own a foreign security. GDRs and IDRs are receipts typically issued by global or international depositories showing that you own a foreign security.

MAP EQUITY FUND

       The Fund may invest in warrants. A warrant is a right which entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.

       The Fund restricts its investment in securities of foreign issuers to no more than 10% of the value of the Fund's total net assets. Such securities may be subject to additional federal taxes which would increase the cost of such investments and may be subject to foreign government taxes which could reduce the income yield on such securities.

       In addition, the Fund may also buy "restricted" securities which cannot be sold publicly until registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the 1933 Act has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

MONEY MARKET FUND

       The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars).

       All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or,
(ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that is rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Subadvisor; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

       The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is a not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Subadvisor, under procedures approved by the Board of Trustees, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Subadvisor and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

       Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

       The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

       The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

       The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

       The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

RESEARCH VALUE FUND

       Under normal market conditions, the Fund invests at least 80% of its total assets in common stock and other securities having equity characteristics. For hedging purposes, the Fund may use options on securities, stock index options, and stock index futures and related options. These investments involve certain risks. The Fund may also invest in debt securities, including U.S. Government securities and corporate debt securities (such as bonds, notes and debentures). Certain of the Fund's investments in debt securities will be obligations which, at the time of purchase, are rated "A" or better by S&P or Moody's or, if unrated, are of comparable quality as determined by the Subadvisor.

       However, the Fund may invest up to 5% of the value of its total assets in non-convertible, non-investment grade debt securities (commonly known as "high yield" or "junk" bonds). These investments involve certain risks. The Fund may also invest in money market instruments, including repurchase agreements. Investments in debt securities will generally be made to reduce the Fund's equity exposure. During periods of high market valuations or adverse market conditions or for liquidity purposes, all or any portion of the Fund's assets may be invested temporarily in high quality debt securities or money market instruments, or held as cash.

SMALL CAP VALUE FUND

       It is expected that stock price performance for those firms that generate cash flow substantially exceeding normal capital spending requirements generally betters that of the equity market as a whole. At any given time, a large percentage of the Fund's portfolio may consist of substantial free cash flow generators. Sell decisions are driven by the Subadvisor's proprietary multifactor model or a change in fundamental expectations. Positions are eliminated when price appreciation renders a sale rating based on the Subadvisor's valuation model. The Fund may invest up to 15% of net assets in real estate investment trusts ("REITs").

STRATEGIC INCOME FUND

       In managing the Fund, the Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

       In making investment decisions with respect to maturity shifts, the Subadvisor takes into account a broad range of fundamental and technical indicators. The Subadvisor will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

       In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease; or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

       Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

       Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

       The Fund may invest up to 30% of its total assets in equity securities. These may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

       In making investments in foreign securities the Subadvisor will determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.

       To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently.

       Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

       The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

       The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

STRATEGIC VALUE FUND

       In managing the Fund, the Subadvisor conducts a rigorous, disciplined valuation methodology to maximize the most appropriate investment levels among the three asset classes. Fundamental economic analysis, risk and return estimations, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed on a particular type of security or bond within the Fund's investment portfolio. In the event that the Subadvisor's analysis indicates that the Fund should be fully invested in only one asset group, the Subadvisor will still adhere to the limitations on the amount of assets which may be allocated to each of the three asset groups.

       In analyzing different securities to assess their relative attractiveness, the Subadvisor's value investment process emphasizes such factors as low price to earnings and price to cash flow ratios, financial strength and earnings predictability. The Fund intends to purchase those securities which it believes to be undervalued in the market relative to comparable securities based on the foregoing analysis.

       In assessing whether a stock is undervalued, the Subadvisor considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in the Subadvisor's opinion, either unwarranted pessimism or unrecognized value.

       In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

       In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease; or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

       Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

       Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments). For purposes of the Fund's investment policies, the Fund considers preferred stock to be a debt obligation.

       The Fund's investments may include capital notes, which are securities representing beneficial interest in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

       In making investments in foreign securities the Subadvisor will determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.

       To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently.

TAX FREE BOND FUND

       This Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). None of the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

       Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

       The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

       The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations.

       From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest 25% or more of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

       The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

TOTAL RETURN FUND

       The Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities which it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow.

       The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

       Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Subadvisor believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

THE EQUITY INDEX FUND GUARANTEE

       NYLIFE LLC ("NYLIFE"), a Delaware limited liability company and a wholly owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, exactly 10 years from the date of purchase of a Fund Share (the "Guarantee Date"), the then-net asset value of a unit equal to the net asset value of that Fund share, plus the value of all dividends and distributions paid with respect to that share, including cumulative reinvested dividends and distributions attributable to such share paid during that 10-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

       If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Equity Index Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and net asset value per each Guaranteed Share (as defined in the Prospectus) outstanding. The Equity Index Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the net asset value directly to each individual shareholder.

       A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash. When a shareholder redeems shares, shares will be redeemed on a first in, first out basis, meaning that the oldest shares, including shares no longer subject to the Guarantee, would be redeemed first.

       NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the fifth business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. If the Guarantee Date should fall on a weekend or on a holiday, the Guarantee Date shall be the first business day following the Guarantee Date. In the case of IRAs and certain other retirement plans, the amount due under the Guarantee may be transferred to a Money Market Fund account within the plan, instead of being paid to the shareholder in cash. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.

       Although the Equity Index Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Information." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund.

       The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Equity Index Fund's net asset value on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Equity Index Fund, New York Life, Monitor, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Equity Index Fund or its shareholders with respect to the Guarantee.

       Although the Guarantee has been arranged for by the Equity Index Fund and is created under contract between the Equity Index Fund and NYLIFE, the Equity Index Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Equity Index Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Equity Index Fund or the shareholders it benefits, nor may the Equity Index Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Equity Index Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Equity Index Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

       The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

       If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of such cash distribution. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee.

       Following their particular Guarantee Date, the shares of the Equity Index Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the Index.

       NYLIFE, Inc. is a New York holding company incorporated on January 26, 1984. NYLIFE LLC was formed in Delaware on September 30, 1999 as a Delaware holding company. On the same day, NYLIFE, Inc. was merged into NYLIFE LLC. Audited financial statements for NYLIFE for its most recent fiscal year ended December 31, 1999, appear in this SAI.

       New York Life is a mutual life insurance company. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. None of the Fund, New York Life, Monitor, NYLIFE Distributors, NYLIFE Securities Inc., any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

       Persons who do not have an individual account maintained on the shareholder records of the Fund's transfer agent, MainStay Shareholder Services LLC, may purchase shares of the Equity Index Fund only with the written authorization of NYLIFE Distributors.

HOW THE INDEXING WORKS

       The weightings of stocks in the Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Subadvisor seeks to provide investment results which mirror the performance of the Index. The Subadvisor attempts to achieve this objective by investing in all stocks in the Index in the same proportion as their representation in the Index.

       It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The correlation between the performance of the Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the Index, and the timing and amount of shareholder redemptions, if any.

       "Standard & Poor's", "S&P 500", "S&P" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors LLC. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

       The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Monitor is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Monitor or the Fund. S&P has no obligation to take the needs of Monitor or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

       S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Monitor, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

RISK FACTORS AFFECTING CALIFORNIA MUNICIPAL SECURITIES

       The following information as to certain California State ("State") risk factors is given to investors in view of the policy of the MainStay California Tax Free Fund of concentrating its investments in California municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of California and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

       Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations of the State. Obligations of the State or local governments may also be affected by budgetary pressures affecting the State and economic conditions in the State.

       Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

       Certain of the California municipal securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, Proposition 13 added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

       Legislation enacted by the California legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation. The apportionment of property taxes in fiscal years after 1978-79 was revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from State moneys beginning in fiscal year 1979-80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief.

       On November 8, 1986, California voters approved an initiative statute known as "Proposition 62." This statute (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity; (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction; (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed; (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA of the California Constitution; (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments; (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988; (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of tax revenue allocated to such local government occur in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and (viii) permits these provisions to be amended exclusively by the voters of the State of California. In September 1988, the California Court of Appeals held that it was unconstitutional to require that local tax measures be submitted to the electorate, as described in (vi) above.

       In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval.

       On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

       The State is subject to an annual appropriations limit imposed by Article XIIIB of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on the bonds or other voter-authorized bonds. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

       Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The Appropriations Limit may also be exceeded in cases of emergency.

       The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such a two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

       The legislature enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

       On November 8, 1988, the State's voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. The percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

       Proposition 98 permits the legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

       During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

       In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The 1998-99 Budget Act appropriated $250 million as repayment of prior years' loans to schools, as part of the settlement in this case, and the 1999-00 Budget Act appropriates $310 million for the same purpose.

       Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 through 1999-00 have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 50% from the level in place from 1991-92, and is estimated at about $6,313 per ADA in 2000-01. A significant amount of the "extra" Proposition 98 monies in the last few years has been allocated to special programs, including an initiative to increase the number of computers in schools throughout the State. Furthermore, since General Fund revenue growth is expected to continue in 2000-01, there are also new initiatives to increase school safety, improve schools' accountability for pupil performance, provide additional textbooks to schools, fund deferred maintenance projects, provide better teacher recruitment and training and provide performance incentives to teachers.

       Certain California municipal securities in the Fund may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the home mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or deeds of trust securing an issuer's obligations.

       Certain California municipal securities in the Fund may be obligations that finance the acquisition of single family home mortgages for low- and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to the California statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage.

       Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years of the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

       On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties. The possibility exists that another such earthquake could create a major dislocation of the State economy.

       Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 making a fundamental reform of the current welfare system. Among many provisions, the Law includes:
(i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

       As part of the 1997-98 Budget Act legislative package, the Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children ("AFDC") and Greater Avenues to Independence ("GAIN") programs effective January 1, 1998. Consistent with the federal law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period of aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program. Counties have been successful in earning performance incentive payments and have earned amounts in excess of the available appropriation for 1998-99 and, it is estimated, for 1999-00 as well. The Governor proposes to repeal or modify the current incentive structure in 2000-01 to permit adequate funding for other CalWORK program demands in the future.

       To date, the implementation of the CalWORKs program has continued the trend of declining welfare caseloads. The CalWORKs caseload is projected to be 589,000 in 1999-00 and 557,000 in 2000-01, down from a high of 921,000 cases in
1994-95. The longer-term impact of the new federal Law and CalWORKs is being evaluated by the RAND Corporation, with a series of reports to be furnished and the final report due October 2001.

       The 2000-01 CalWORKs budget reflect California's success in meeting the federally-mandated work participation requirements for federal fiscal year 1998. With that goal being met, the federally-imposed maintenance-of-effort (MOE) level for California is reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former AFDC program ($2.9 billion) to 75 percent ($2.7 billion). It is still uncertain if the state will meet the work participation requirements for federal fiscal year 1999; however, due to program changes, it is expected that California will meet the work participation goal in federal fiscal year 2000 and beyond. In addition, California will receive a TANF High Performance Bonus award of $45.5 million. This one-time bonus is awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce.

       The 2000-01 Governor's Budget proposes expenditures which will continue to meet, but not exceed the federally-required $2.7 billion combined Statement and county MOE requirement. Total CalWORKs-related expenditures are estimated to be $7.2 billion for 1999-00 and $6.9 billion for 2000-01, including child care transfer amounts for the Department of Education.

       Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs - K-14 education, health, welfare and corrections - at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

       Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

       Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

       For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

       The State's financial condition improved markedly during the 1995-96 and 1996-97 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these two fiscal years.

       The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98 and $1.6 billion in
1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid and particularly in 1998-99 to fund new program incentives. The accumulated budget deficit from the recession years was finally eliminated.

       The California Constitution, codes and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

          1. Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

          2. Charges for special services to specific functions, including such items as business and professional license fees.

          3. Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

       Motor vehicle related taxes and fees accounted for about 55 percent of all special fund revenues and transfers in 1998-99. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During the 1998-99 fiscal year, $8.6 billion was derived from the ownership or operation of motor vehicles. This was only 1.0 percent above the 1997-98 level, due to tax reductions enacted for vehicle license fees. About $4.7 billion of this revenue was returned to local governments. The remainder was available for various state programs related to transportation and services to vehicle owners. These amounts (as well as those shown below in the table "Comparative Yield of State Taxes--All Funds") include the additional fees and taxes derived from the passage of Proposition 111 in June 1990.

       Chapter 322, Statutes of 1998 established a vehicle license fee offset program. Pursuant to this chapter, vehicle license fees were reduced by 25 percent beginning January 1, 1999. In addition, Chapter 74, Statutes of 1999, provided a one-time expansion of the offset program by an additional 10 percent for the 2000 calendar year only, and Chapter 76, Statutes of 1999, allowed a one-year reduction in vehicle license fees for certain commercial motor vehicles. For 1999-00 and 2000-01, the offset program is expected to reduce revenues by $1.350 billion and $1.712 billion, respectively. This loss of local revenue is replaced by the State's General Fund.

       Vehicle license fees, over and above the costs of collection and refunds authorized by law, are constitutionally defined local revenues. A continuous appropriation from the General Fund replaces the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. If in any year the Legislature fails to appropriate enough funds to fully offset the then-applicable vehicle license fee reduction, the percentage offset will be reduced to assure that local governments are not disadvantaged.

       In addition to the initial 25 percent reduction, Chapter 322 also sets out a series of "trigger" levels, so that the percentage fee reduction could be increased in annual stages up to a maximum of 67.5 percent in 2003 depending on whether future General Fund revenues reach the target levels. In order for the next 10 percent fee reduction, which will result in a cumulative 35 percent cut from 1998 base levels, to go into effect permanently beginning calendar year 2001, General Fund revenues in FY 2000-01 would need to reach about $65.5 billion. Based on the current revenue forecast, the 35 percent offset will go into effect in the 2001 calendar year.

       On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, an additional 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research and indigent health services, and environmental and recreation programs. Legislation enacted in 1993 added an additional 2 cents per pack excise tax for the purpose of funding breast cancer research.

       Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes of 50 cents per pack. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. Thus, this proposition increased the total excise tax on other tobacco products by an amount equivalent to an increase in the cigarette tax of one dollar per pack.

       The state excise tax on cigarettes of 87 cents per pack and other tobacco product taxes are earmarked as follows:

- Fifty cents of the per-pack tax on cigarettes, and the equivalent rate levied on non-cigarette tobacco products, goes to the California Children and Families First Trust Fund and is allocated primarily for early childhood development programs.

- Twenty-five cents of the per-pack tax on cigarettes, and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs. This portion of the excise tax was imposed on January 1, 1989, as voters approved Proposition 99 of 1988.

-     Ten cents of the per-pack tax is allocated to the State's General Fund.

       The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund. Legislation enacted in 1993 added the additional per pack excise tax for the purpose of funding breast cancer research.

       In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies will pay California governments a total of approximately $25 billion over a period of 25 years. In addition, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The State's revised 1999-2000 Budget includes receipt of $517 million of settlement money to the General Fund. The Governor's Budget for 2000-01 projects receipt of $388 million of settlement money to the General Fund.

       The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments because of federal government actions, or reductions in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "second initial" payment, received in December 1999, was 14 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages.

       In January 1999, the Governor released his proposed budget for the 1999-00 Fiscal Year (the "Proposed 1999-00 Budget"). The Governor's Proposed 1999-00 Budget projected total General Fund revenues and transfers of $60.3 billion, a $3.3 billion increase over revised 1998-99 revenues. This included anticipated initial payments from the tobacco litigation settlement of about $560 million and receipt of one-time revenue from sale of assets. Overall, the increase reflected an underlying revenue growth rate of 4.7% based on economic trends, as well as non-economic factors, such as the tobacco company litigation, that increases the total revenue growth rate to 7.1%. The Governor's Proposed 1999-00 Budget projected that the budget reserve, the SFEU, would be $415 million at June 30, 2000, $200 million lower than the projected level at June 30, 1998.

       The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-00. The completion of the 1999 Budget Act occurred in a timely fashion. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act" ), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

       The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used his line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have a balance at June 30, 2000, of about $881 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipates normal cash flow borrowing during the fiscal year.


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            The principal features of the 1999 Budget Act include the following:

            1. Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-00 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The Budget also includes $310 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

            2. Funding for higher education increased substantially above the actual 1998-99 level General Fund support was increased by $184 million (7.3%) for the University of California and $126 million (5.9%) for the California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6%). As a result, undergraduate fees at UC and CSU will be reduced for the second consecutive year, and the per-unit charge at Community Colleges will be reduced by $1.

            3. The Budget included increased funding of nearly $600 million for health and human services.

            4. About $800 million from the general fund will be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

            5. The Legislature enacted a one-year additional reduction of 10% of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of fiscal year 1999-00 and 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted last year. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $54 million in 1990-00.

            6. A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.

       The revised 1999-2000 budget included in the 2000-01 Governor's Budget also reflects the latest estimated costs or savings as provided in various pieces of legislation passed and signed after the 1999 Budget Act. The revised budget includes $730 million for various departments for enrollment, caseload and population changes and $562 million for Smog Impact Fee refunds prompted by the October 1999 ruling in Jordan, et al. v. Dept. of Motor Vehicles that the State Smog Impact Fee program is unconstitutional.

       Revised 1999-2000 revenues are $65.2 billion or $2.2 billion higher than projections at the 1999 Budget Act. Revised 1999-2000 expenditures are $65.9 billion or $2.1 billion higher than projections at the 1999 Budget Act. The State's Legislative Analyst (LAO) issued a report in January 2000, following the receipt of actual revenues for the month of December 1999, which were not available at the time the Governor's Budget estimates were prepared. The LAO


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


report indicates General Fund revenues for the 18-month period (January 2000 through June 2001) could be as much as $3 billion higher than the 2000-01 Governor's Budget estimates. The LAO report assumed the continuation of strong economic growth in the State during this period. The Department of Finance will provide new projections of 1999-00 and 2000-01 revenues in May 2000.

       In January 2000, the Governor released his proposed budget for the 2000-01 Fiscal Year (the "Proposed 2000-01 Budget"). The Governor's Proposed 2000-01 Budget generally reflects that General Fund revenues for Fiscal Year 1999-2000 will be higher than projections made at the time of the 1999 Budget Act.

       The Governor's Proposed 2000-01 Budget projects General Fund revenues and transfers in 2000-01 of $68.2 billion. This includes anticipated payments from the tobacco litigation settlement of $387.9 million and the receipt of one-time revenue from the sale of assets. More accurate revenue estimates will be available in May and June before the adoption of the Budget. The Governor has proposed $167 million in tax reduction initiatives.

       The Governor's Proposed 2000-01 Budget proposes General Fund expenditures of $68.8 billion. Included in the Budget are set-asides of $500 million for legal contingencies and $100 million for various one-time legislative initiatives. Based on the proposed revenues and expenditures, the Governor's Budget project the June 30, 2001 balance in the SFEU to be $1.238 billion.

       On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. The bankruptcy filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the County to pay off the last of its creditors. On January 7, 1997, the County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%.

       The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

       The Bonds have received ratings of "Aa3" by Moody's Investors Service, "A+" by Standard & Poor's, a division of The McGraw-Hill Companies and "AA-" by Fitch ICBA, Inc. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. A revision or withdrawal of any such credit rating could have an effect on the market price of the Bonds. After the Bonds are rated, the State Treasurer intends to provide appropriate periodic credit information to the bond rating agencies to assist in maintaining the ratings on the Bonds.

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

       The State's Department of Information Technology reports that the State experienced no interruption in the delivery of mission critical services as a result of Year 2000. The State will continue to monitor its information technology systems to ensure the continued delivery of essential services.

RISK FACTORS AFFECTING NEW YORK MUNICIPAL SECURITIES

       The following information as to certain New York State ("State") and New York City ("City") risk factors is given to investors in view of the policy of the MainStay New York Tax Free Fund of concentrating its investments in New York municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of New York and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

       There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

       The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990 the State's ability to issue TRANs has been limited due to enactment of the fiscal reform program which created the Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State has utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

       Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey.


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


The State has never been called upon to make any direct payments pursuant to such guarantees. State guaranteed bonds of the Thruway Authority and the Port Authority of New York and New Jersey were fully retired on July 1, 1995 and December 31, 1996, respectively.

       In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed the 1997 refinancing. JDA anticipates that it will transact additional refinancings in 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1999-2000 fiscal year.

       Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

       The State employs additional long-term financing mechanisms, lease-purchase and contractual obligation financings, which involve obligations of public authorities or municipalities that are State supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments.

       The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

       The State has never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

       The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the


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

amounts and restrictions set forth in legislative authorization. The
State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations.

       In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

       As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

       The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a reported General Fund cash balance of $892 million, excluding $2.31 billion on deposit in the tax refund reserve. Of the closing General Fund balance, $473 million was in the Tax Stabilization Reserve Fund (after an additional deposit of $73 million in 1998-99), $107 million in the Contingency Reserve Fund (after a deposit of $39 million in 1998-99), and $312 million in the Community Projects Fund.

       The closing General Fund balance does not include $2.31 billion that the State deposited into the tax refund reserve at the close of 1998-99 to pay for tax refunds in 1999-2000. The refund reserve transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000. The proposed 1999-2000 State Financial Plan assumes that $1.79 billion of the moneys made available through this transaction will not be used to support operations in 1999-2000, but instead be reserved for use in 2000-01 and 2001-02 to offset the incremental loss of tax receipts from already-enacted tax cuts that will take effect in those years. The remaining balance of $521 million in the tax refund reserve was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1999.

       General Fund receipts and transfers from other funds for the 1998-99 fiscal year totaled $36.74 billion, an increase of 6.34% from 1997-98 levels. Compared to the February Financial Plan estimate, total receipts and transfers were lower by $34 million. It should be noted that the receipt results for 1998-99 reflect year-end actions that had the effect of reducing personal income tax receipts, as discussed above. Adjusted for these actions, personal income taxes were $608 million higher than projected in the enacted budget, largely due to higher-than-projected


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



withholding and estimated tax collections as a result of stronger-than-projected economic growth, particularly in the financial markets and the securities industries.

       General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23% from 1997-98 levels. In comparison to the February estimate, disbursements were down by $127 million, with lower-than-projected spending for local assistance ($194 million), general State charges ($27 million), and debt service ($2 million), offset by higher spending in State operations ($21 million) and transfers to other funds ($75 million). Most of this change is attributable to the timing of payments.

       Disbursements in All Governmental Funds for the 1998-99 fiscal year totaled $70.62 billion, or 6.94% above the 1997-98 fiscal year.


       The State's most-recent fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature.


       Following enactment of the budget, the State prepared a Financial Plan for the 1999-2000 fiscal year (the "1999-2000 Financial Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature. The State expects to update the Financial Plan quarterly.

       In 1999-2000, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $37.36 billion, an increase of $868 million or 2.38 percent over 1998-99. Projected spending under the 1999-2000 enacted budget is $215 million above the Governor's Executive Budget recommendations, including 30-day amendments. This change is the net result of spending actions that occurred during negotiations on the Budget. The increase in General Fund spending is comprised of $1.1 billion in legislative additions to the Executive Budget (primarily in education), offset by various actions, including reestimates of required spending based on year-to-date results and the identification of certain other resources that offset spending, such as $250 million from commencing the process of privatizing the Medical Malpractice Insurance Association (MMIA), $250 million from the retention of the Debt Reduction Reserve Fund within the General Fund and about $100 million in excess fund balances. The MMIA was established in 1983 to provide excess liability insurance to doctors and medical providers. Legislation enacted with the 1999-2000 budget initiates the process of MMIA privatization and transfers excess fund balances to the State.

       The 1999-2000 enacted budget provides for $831 million in new funding for public schools, the largest year-to-year increase in State history. The budget also enacts several new tax cuts valued at $375 million when fully phased in by 2003-04. None of the $1.82 billion cash surplus from 1998-99 is assumed to support spending in 1999-2000, but instead is reserved to help offset the costs of previously enacted tax cuts that take effect after 1999-2000.

       The 1999-2000 Financial Plan projects a closing balance of $2.85 billion in the General Fund. The balance is comprised of the $1.82 billion surplus from 1998-99 that has been set aside to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund (TSRF), $250 million in the Debt Reduction Reserve Fund (DRRF), $107 million in the Contingency Reserve Fund
(CRF), and $200 million in the Community Projects Fund (CPF), which finances

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

legislative initiatives. The State expects to close 1999-2000 with cash balances in these funds at their highest level ever.

       Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections and those projections may be changed materially and adversely from time to time.

       Total General Fund receipts and transfers in 1999-2000 are now projected to be $39.31 billion, an increase of $2.57 billion from the $36.74 billion recorded in 1998-99. This total includes $35.93 billion in tax receipts, $1.36 billion in miscellaneous receipts, and $2.02 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in 1998-99 to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-99 figures and inflating 1999-2000 projections.

       The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $22.95 billion in 1999-2000, well over half of all General Fund receipts and nearly $2.87 billion above the reported 1998-99 collection total. Much of this growth is associated with the $1.82 billion net impact of the transfer of the surplus from 1998-99 to the current year as partially offset by the diversion of an additional $661 million in income tax receipts to the School Tax Relief (STAR) fund. The STAR program was created in 1997 as a State-funded local property tax relief program funded through the use of personal income tax receipts. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.8 billion, an increase of almost 9 percent.

       This growth is largely a function of two factors: i) the 8 percent growth in income tax liability projected for 1999; and ii) the impact of the 1998 tax year settlement recorded early in this fiscal year.

       User taxes and fees are comprised of three-quarters of the State's four percent sales and use tax, cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle registration fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes.

       Receipts from user taxes and fees are projected to total $7.35 billion, an increase of $105 million from reported collections in the prior year. The sales tax component of this category accounts for virtually all of the 1999-2000 growth. Growth in base sales tax yield, after adjusting for tax law and other changes, is projected at 5.6 percent. Modest increases in motor fuel and auto rental tax receipts over 1998-99 levels are also expected. However, receipts from other user taxes and fees are estimated to decline by $177 million.

       The yield of other excise taxes in this category, particularly the cigarette and alcoholic beverage taxes, show long-term declining trends. General Fund declines in 1999-2000 motor vehicle fee receipts, in contrast, reflect statutory fee reductions and an increased amount of collections earmarked to the Dedicated Highway and Bridge Trust Fund.

       Significant statutory changes made in this category during the 1999-2000 legislative session include: delaying until March 1, 2000 the implementation of the exemption from State sales tax of clothing and footwear priced under $110; providing week-long sales tax exemptions in September 1999 and January 2000 for clothing and footwear priced under $500; enactment of a variety of small sales tax exemptions including certain equipment used in providing telecommunications service for sale, property and services used in theatrical productions, computer hardware used to design Internet web sites, and building materials used in farming; a reduction in the beer tax rate; and an expanded exemption from the alcoholic beverage tax for small brewers.

       Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there is no surcharge liability for taxable periods ending in 1997 and thereafter.

       Total business tax collections in 1999-2000 are now projected to be $4.63 billion, $230 million below results for the prior fiscal year. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes. These include the first year of a scheduled corporation franchise tax rate reduction, the alternative minimum tax rate reduction, the fixed dollar minimum rate reduction, and the expansion of the investment tax credit to financial service companies. Ongoing tax reductions include the second year of the "Power for Jobs" utility tax credit program, the gross receipts tax rate reduction, and scheduled additional diversion of General Fund petroleum business and utility tax receipts to dedicated transportation funds.

       Legislation enacted this year affecting receipts in this category includes: a phased reduction in the net income tax rate applicable to bank and insurance companies from 9 percent to 7.5 percent; reforms to the corporation franchise subsidiary capital tax; a further reduction in the alternative minimum tax rate from 3 percent to 2.5 percent; doubling the economic development zone and zone equivalent area wage tax credits; and providing further reforms to the apportionment of income for the airline industry.

       Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Taxes in this category are now projected to total $1 billion, $137 million below last year's amount. The primary factors accounting for most of the expected decline include: an adverse tax tribunal decision resulting in significant refunds of the now repealed real property gains tax; pari-mutuel tax reductions enacted with the 1999-2000 budget; and the effects of the already enacted reductions in the estate and gift taxes.

       Significant legislation passed with the 1999-2000 enacted budget affecting these sources include both the extension of and an increase in certain temporary tax reductions at the State's race tracks and conformity with new federal estate tax provisions.


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


       Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to total $ 1.36 billion, down $142 million from the prior year amount. This reflects the loss of non-recurring receipts received in 1998-99 and the growing effects of the phase-out of the medical provider assessments, now scheduled to be eliminated in January 2000.

       Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to LGAC.

       Transfers from other funds are expected to total $2.02 billion, or $99 million more than total receipts from this category during 1998-99. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to increase by approximately $93 million, while transfers from all other funds are expected to increase by $6 million.

       General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $37.36 billion in 1999-2000, an increase of $868 million or 2.38 percent over 1998-99.

       Following the pattern of the last two fiscal years, education programs receive the largest share of new funding contained in the 1999-2000 Financial Plan. School aid is expected to grow by $831 million or 8.58 percent over 1998-99 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($207 million, including $100 million reserved for possible collective bargaining costs); Debt Service ($183 million), and mental hygiene programs, including funding for a cost of living increase for care providers ($114 million). These increases were offset, in part, by spending reductions or actions in health and social welfare ($280 million), and in general State charges ($222 million).

       Grants to Local Governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The largest areas of spending in this category are for aid to elementary and secondary schools (41 percent) and for the State's share of Medicaid payments to providers (22 percent). Grants to Local Governments are projected at $25.60 billion in 1999-2000, an increase of $910 million or 3.68 percent over 1998-99.

       Under the 1999-2000 enacted budget, General Fund spending on school aid is projected at $10.52 billion on a State fiscal year basis, an increase of $831 million from the prior year. The budget provides additional funding for operating aid, building aid, and several other targeted aid programs. It also funds the balance of aid payable for the 1998-99 school year that is due primarily in the first quarter of the 1999-2000 fiscal year. For all other educational programs, disbursements are projected to grow by $78 million to $2.99 billion.

       Spending for Medicaid in 1999-2000 is projected to total $5.54 billion, essentially unchanged from 1998-99, due in part to the use of $145 million in other available funds that lowers disbursements in this area. Disbursements for all other health and social welfare programs are projected to total $2.70 billion, a decrease of $252 million. Lower welfare spending, driven by State and federal reforms and a robust economy, accounts for most of the decline.


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       The remaining disbursements primarily support community-based mental hygiene programs, local transportation programs, and revenue sharing payments to local governments. Revenue sharing and other general purpose aid to local governments is projected at $825 million.

       State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government, including the prison system, mental hygiene institutions, and the State University system (SUNY). Personal Service costs account for approximately 73 percent of spending in this category.

       Spending in State operations is projected to increase by $207 million or
3.1 percent over the prior year. The growth reflects $100 million in projected spending for new collective bargaining agreements that the State expects to be ratified in the current year. Funding for this expense will come from the Collective Bargaining Reserve. The annualized costs of current collective bargaining agreements, growth in the Legislative and Judiciary budgets, and staffing costs for the State's Year 2000 compliance programs also contribute to the year-to-year growth in spending. The State's overall workforce is expected to remain stable at around 191,300 employees.

       General State charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. General State charges also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

       Disbursements in this category are estimated at $2.04 billion, a decrease of $222 million from the prior year. The change primarily reflects projected growth of $27 million in a variety of programs offset by the use of proceeds from the privatization of the Medical Malpractice Insurance Association, which is expected to offset certain General Fund fringe benefit costs over the next two fiscal years by approximately $250 million annually.

       This category also accounts for debt service on short-term obligations of the State, i.e., the interest costs of the State's commercial paper program. The commercial paper program is expected to have an average of approximately $185 million outstanding during 1999-2000.

       Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources.

       Long-term debt service transfers are projected at $2.27 billion in 1999-2000, an increase of $183 million from 1998-99. The increase reflects debt service costs from prior-year bond sales (net of refunding savings), and certain sales planned to occur during the 1999-2000 fiscal year.

       Transfers for capital projects provide General Fund support for projects that are not financed with bond proceeds, dedicated taxes, other revenues, or federal grants. Transfers in this category are projected to total $168 million in 1999-2000. The decline of $78 million from the prior year is primarily due the delay of the receipt of payment of certain reimbursements in 1998-99.


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       Receipts of $50 million transferred to DRRF in 1998-99 will be used in the Capital Projects Fund in 1999-2000 to provide pay-as-you-go funding for five capital programs that were previously funded with bond proceeds. The 1999-2000 enacted budget also reserves $250 million in new resources for DRRF.

       All other transfers (excluding DRRF), which reflect the remaining transfers from the General Fund to other funds, are estimated to total $385 million in 1999-2000, a decline of $84 million from 1998-99, primarily because of certain non-recurring transfers that occurred last year.

       Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Total disbursements for programs supported by Special Revenue Funds are projected at $30.94 billion, an increase of $1.29 billion or 4.35 percent over the prior year. Special Revenue Funds include Federal grants and State special revenue funds.

       Federal grants are projected to comprise 72 percent of all Special Revenue spending in 1999-2000, comparable to prior years. Disbursements from federal funds are estimated at $22.17 billion, an increase of $741 million or
3.46 percent. Medicaid is the largest program within federal fiends, accounting for 56 percent of total spending in this category. In 1999-2000, Medicaid spending is projected at $14.32 billion, an increase of $711 million over 1998-99. The remaining growth in federal funds is primarily for the Child Health Plus program, which is estimated at $117 million in 1999-2000. This growth is offset by decreased spending in certain social services programs resulting from more recent spending reestimates.

       State special revenue spending is projected to be $8.77 billion, an increase of $550 million or 6.69 percent from last year. The spending growth is primarily due to $661 million for the next phase of the STAR program and $250 million in additional general State charges funded by proceeds from the MMIA transaction, offset by a decrease of $185 million in projected educational spending as a result of lower projected Lottery proceeds and a decline of $112 million in transportation disbursements. The remainder reflects the net impact of spending reestimates.

       Capital Projects Funds account for the financial resources used in the acquisition, construction, or rehabilitation of major State capital facilities, and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax receipts transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues.

       Spending from Capital Projects Funds in 1999-2000 is projected at $4.18 billion, an increase of $114 million or 2.80 percent from last year. Transportation, environmental, education and mental hygiene programs are the major sources of year-to-year spending growth in this category.

       Spending for capital projects is financed with cash or bond proceeds. Cash resources include pay-as-you-go State resources and Federal grants. Bond resources include proceeds from the sale of bonds, including voter-approved General Obligation bonds or public authority bonds.


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       The Governor's debt reduction measures lower the State's dependence on debt by ensuring that a larger and growing share of the State's essential capital investments are financed with pay-as-you-go resources. The prudent financing of capital needs with cash resources ensures that less than one-half of 46% of capital spending in 1999-00 will be financed with debt while State pay-as-you-go resources and Federal grants will support the majority of 54% of capital costs.

       The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

       Projections of total State receipts in the Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

       Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

       An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

       Further risks to the Financial Plan arise out of potential actions at the federal level. Potential changes to federal tax law currently under discussion as part of the federal government's efforts to enact a multi-year tax reduction package could alter the federal


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definitions of income on which certain State taxes rely. Certain proposals, if enacted, could have a significant impact on State revenues in the future.

       The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set fort herein. In the past the State has taken management actions to address potential Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

       Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. To help guard against these risks, the State has projected reserves of $2.4 billion in 1999-2000.

       The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its ninth year, continues. The national expansion, if it continues through February 2000, will be the longest on record. Since early 1992, approximately 19 million jobs have been added nationally. Output growth has averaged 3.2 percent over this period, essentially the same as the 3.3 percent average annual growth during the post-World War II period. The State economy has also continued to expand, with over 600,000 jobs added since late 1992. Employment growth has been slower than in the nation during this period, although the State's relative performance has improved in the last two years. Growth in average wages in New York has generally outperformed the nation, while growth in personal income per capita has kept pace with the nation.

       DOB expects that national economic growth will be quite robust throughout calendar year 1999. Growth in real Gross Domestic Product for 1999 is projected to be 4.0 percent, with a decline in net exports overwhelmed by continued strong consumer spending. The projected overall growth rate of the national economy for calendar year 1999 is nearly identical to the consensus forecast of a widely followed survey of national economic forecasters. Inflation, as measured by the Consumer Price Index, is projected to be about 2.1 percent, a modest increase despite strong economic growth. Personal income and wages are projected to increase by 5.1 percent and 6.3 percent respectively.

       The forecast of the State's economy shows continued expansion during the 1999 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing sector is expected to post a modest decline. On an average annual basis, the employment growth rate in the State is expected to be somewhat lower than in 1998 and the unemployment rate is expected to drop further to 5.1 percent. Personal income is expected to

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record moderate gains in 1999. Wage growth in 1999 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.

       The forecast for continued growth, and any resultant impact on the State's 1999-2000 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages or in stock market prices could lead to unanticipated strong growth in consumer spending. Inventory investment due to Y2K may be significantly stronger than expected towards the end of this year possibly followed by significant weakness early next year. Also, improvements in foreign economies may be weaker than expected and therefore, may have unanticipated effects on the domestic economy. The inflation rate may differ significantly from expectations due to the conflicting impacts of a tight labor market and improved productivity growth as well as to the future direction and magnitude of fluctuations of oil prices. In addition, the State economic forecast could over- or underestimate the level of fixture bonus payments, financial sector profits or inflation growth, resulting in unexpected economic impacts. Similarly, the State forecast could fail to correctly estimate the amount of employment change in the banking, financial and other business service sectors as well as the direction of employment change that is likely to accompany telecommunications and energy deregulation.

       To date, the State has experienced no significant Year 2000 computer disruptions. Monitoring will continue over the next few months to identify and correct any problems that may arise. However, there can be no assurance that outside parties who provide goods and services to the State will not experience computer problems related to Year 2000 programming in the future, or that such disruptions, if they occur, will not have an adverse impact on State operations or finances.

       Constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property. In 1979, the State's highest court declared unconstitutional a State law allowing localities and school districts to impose a special increase in real estate property taxes in order to raise funds for pensions and other uses. Additional court actions have been brought against the State, certain agencies and municipalities relating to financing, the amount of real estate tax, the use of tax revenues and other matters.

       An additional risk to the 1999-00 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

       Certain litigation pending against the State, its subdivisions and their officers and employees could have a substantial and long-term adverse effect on State finances. The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. Because of the prospective nature of these proceedings, no estimate of the potential loss can be made.

       The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

       Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. In addition, a number of tax law, real property,

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and civil rights claims are pending. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future. Because of the 35 36 prospective nature of these matters, no provision for this potential exposure has been made in the accompanying general purpose financial statements.

       Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres and as well as compensatory and punitive damages.

       In addition, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

       Adverse developments in the current legal proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1999-2000 Financial Plan. The State believes that the 1999-2000 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 1999-2000 fiscal year. These reserves include (but are not limited to) amounts appropriated for court of claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 1999-2000 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 1999-2000 Financial Plan.

       The fiscal health of the State may also be affected by the fiscal health of New York City ("City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

       The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan ("Financial Plan") annually and updates it periodically, and prepares a comprehensive annual financial report describing its most recent fiscal year each October.

       Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1999-00 fiscal year.

       The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 1999-2000 totals $113.9 million. In

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1997-98, the State increased General Propose State Aid for local governments by
$27 million to $550 million, and has continued funding at this new level since that date.

       While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

       Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1997, the total indebtedness of all localities in the State, other than New York City, was approximately $21.0 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-two localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1997.

       Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal finding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO

       The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico") and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico and its agencies and instrumentalities. Such information, however, has not been independently verified by the Trust.

       The Government of Puerto Rico has established programs directed at developing the manufacturing and service sectors (with emphasis on the tourism industry) of the economy and expanding and modernizing the island's infrastructure. Domestic and foreign investment has been stimulated by selective tax exemption, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the island's population.


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       The economy of Puerto Rico is fully integrated with that of the United
States mainland. During fiscal 1999, approximately 87% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 60% of Puerto Rico's imports. In fiscal 1999, Puerto Rico experienced a $9.6 billion positive adjusted merchandise trade balance.

       The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has experienced a basis change over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and hotel and related services, also plays a major role in the economy. It rates second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

       Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1995 through fiscal 1999. Almost every sector of the economy participated and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers, and the relatively low cost of borrowing and low oil prices.

       Gross product in fiscal 1995 was $28.5 ($26.0 billion in 1992 prices) and gross product in fiscal 1999 was $38.2 billion ($29.8 billion in 1992 prices). This represents an increase in gross product of 34.4% from fiscal 1995 to 1999 (14.8% in 1992 prices).

       Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1999, aggregate personal income was $37.2 billion ($33.0 billion in 1992 prices) and personal income per capita was $9,674 ($8,571 in 1992 prices). The difference in the statistics of 1992 prices for gross product and personal income is attributable to the difference in the price deflators used for each.

       Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1999 were $8.1 billion, of which $5.3 billion, or 65.4%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veteran's Benefits, Medicare and U.S. Civil Service retirement pensions.

       According to the Labor Department's Household Employment Survey, during the first seven months of fiscal 2000, total employment increased 0.4% over the same period in fiscal 1999. Total monthly employment averaged 1,138,600 during the first seven months of fiscal 2000, compared to 1,134,400 in the same period in fiscal 1999.

       The Planning Board's gross product forecast for fiscal 2000, made in October 1999, projected an increase of 2.7% over fiscal 1999.

       Puerto Rico has a diversified economy with the manufacturing and services sectors comprising the principal sectors. Manufacturing is the largest sector in terms of gross domestic


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product. According to the Planning Board's estimates, in fiscal 1999 manufacturing generated $26.3 billion, or 43.8%, of gross domestic product and accounted for 13.9% of total employment; as compared with fiscal 1998, when it generated $19.0 billion, or 42.3%, of gross domestic product and accounted for 14.1% of total employment. Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the heavy investment in the pharmaceutical, scientific instruments, computer, microprocessor, medical product and electrical product industries over the last decade. One of the factors assisting the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Internal Revenue Code Section 936, phased out the federal tax incentives during a 10-year period.

       For many years, United States companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 instituted two alternative methods for calculating the credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income and on qualifying expenditures on wages, other wage related benefit and qualifying expenditures. As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the United States Congress and signed into law by President Clinton on August 20, 1996, the tax credit is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

       During 1997, Governor Rossello proposed to Congress the enactment of a new permanent federal incentive program similar to what is now provided under
Section 30A. Such program would provide U.S. companies a tax credit based on qualifying wages paid and other wage related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue to effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998 budget submitted by President Clinton to Congress in February 1997 included a proposal to modify Section 30A to (i) extend the availability of the Section 30A Credit indefinitely, (ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995, and
(iii) eliminate the income cap. Although said proposal was not included in the final fiscal 1998 federal budgets approved by Congress, President Clinton's fiscal 2000 budget submitted to Congress includes a proposal to extend the
Section 30A Credit for three years and make it available to companies establishing new operations, but would make the credit subject to the existing income cap.

       Two bills were recently introduced in Congress in one case to extend the
Section 30A Credit until 2009 and in the other to extend it until the Puerto Rico economy reaches a level

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closer to that of the U.S. economy. Both bills would make the Section 30A Credit applicable to newly established companies and new lines of businesses and would remove the income cap. While the Government of Puerto Rico plans to continue lobbying for these proposals, it is not possible at this time to predict whether the Section 30A Credit will be so modified.

       The Government of Puerto Rico believes that the phase out of Sections 936 and 30A will not have a significant adverse effect on the economy of Puerto Rico. It believes that, notwithstanding the loss of the federal income tax benefits provided by Section 936 and 30A, the tax and other benefits offered by the Puerto Rico to U.S. and foreign investors will enable it to continue attracting and retaining investments in manufacturing and service operations. Some of the factors which the Government believes will continue to make Puerto Rico an attractive jurisdiction for U.S. and foreign companies to conduct manufacturing and service operations include: low Puerto Rico corporate tax rates ranging from 2 to 7%; "super deductions" for job training and research and development; availability of industrial facilities at competitive rental rates; an accelerated permitting process; availability of a highly skilled and educated labor force and a well developed infrastructure for business operations, including a sophisticated legal and financial system and modern and reliable electric, transportation and telecommunications networks. One of the reasons why the Government believes that many U.S. corporations formerly operating under
Section 936 will remain in Puerto Rico during and after the phase out of Sections 936 and 30A is the fact that, since the beginning of the phase out period, many of them have converted from U.S. corporations to foreign corporations, including Puerto Rico corporations. As a result, these corporations will be able to defer the payment of federal income taxes on the profits generated by their manufacturing and service operations in Puerto Rico until such time as such profits are distributed to their U.S. parent company. The Government believes that this deferral, coupled with the local tax exemption and other benefits offered by Puerto Rico, is sufficient to offset the loss of the credits provided by Sections 936 and 30A.

       Another reason is that many companies have obtained new grants of tax exemption under the industrial incentives laws of Act No. 135 of December 2, 1997 (the "1998 Tax Incentives Law"), under which companies engaged in manufacturing and certain other designated activities are eligible to receive full or partial exemption from income, property and other local taxes and which permit the repatriation or distribution of profits free of dividend taxes. In response to these and other tax benefits associated with the 1998 Tax Incentives Law, many companies have made commitments to increase their employment and make new capital investments. Since fiscal 1997, 234 new companies have either established new operations in Puerto Rico or expanded their existing operations in Puerto Rico. The level of exports of manufactured products and other economic indicators suggest that so far the level of manufacturing operations has remained strong during this phase out period. While the Government believes that these indicators suggest that the economy will not be affected significantly by the elimination of Sections 936 and 30A, there can be no assurance that such phase out will not have an adverse effect on the economy.

       Section 2 of Article VI of the Constitution of Puerto Rico provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislations and covered into the Treasury of Puerto Rico in the two fiscal years


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proceeding the then current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury of Puerto Rico, and motor vehicle fuel taxes and license fees, which are allocated to the Highway Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service.

       On February 26, 1997 legislation was introduced in the U.S. House of Representatives proposing a mechanism to settle permanently the political relationship between Puerto Rico and the United States, either through full self-government (e.g., statehood or independence, including, as an alternative, free association via a bilateral treaty) or continued commonwealth status. Under the proposed legislation, failure to settle on full self-government after completion of the referenda process provided therein would result in retention of the current commonwealth status. On March 19, 1997, similar legislation was introduced in the U.S. Senate. On March 4, 1998, the U.S. House of Representatives voted in favor of the Political Status Act. The Senate, however, failed to act upon the Political Status Act.

       Pursuant to legislation approved by the Commonwealth Legislature, a referendum was held in Puerto Rico on December 13, 1998 in which the voters expressed their preference among four political status options. Two of the options represented statehood and independence. The other two options describe statuses which are based on a political relationship with the United States providing varying degrees of sovereignty over local, national and international matters. Voters were also allowed to vote for "none" of these four options. The Statehood option received 46.5% of the votes case, while "none of the above" received 50.30% of the votes cast. In connection with this referendum, the U.S. Senate adopted Senate Resolution 279 in which it expressed the sense of the Senate supporting and recognizing the right of United States citizens residing in Puerto Rico to express their views regarding their future political status through a referendum but any change in the existing Commonwealth status would require an Act of Congress.

       On September 21, 1998, Puerto Rico suffered the direct impact of Hurricane Georges. The hurricane caused extensive damage throughout the island, with the most serious damage occurring in the central mountain region. The island was declared an emergency zone by President Clinton, thus making it eligible for emergency assistance from the Federal Emergency Management Agency ("FEMA"). Most losses to government and private property are expected to be covered by private insurance, FEMA emergency aid, and local government assistance programs.

       Governor Rossello's administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, referred to as the New Economic Model, promotes changing the role of the government from one of a provider of most basic services, to that of a facilitator for private sector initiatives, and encourages private sector investment by reducing government-imposed regulatory constraints.

       The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by private enterprise. The New Economic Model also seeks to identify and promote

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those areas in which Puerto Rico can compete more effectively in the global markets. In this regard, tourism has been targeted as a priority because of its potential for job creation and increased contribution to the gross product stemming from Puerto Rico's natural competitive advantage. The New Economic Model also seeks to reduce the size of government's direct contribution to gross domestic product. As part of this goal, the Government has transferred certain governmental operations and sold a number of its assets to private parties. One of the goals of the Rossello administration is to change Puerto Rico's public health care system from one in which the government provides: (i) free health services to low income individuals through public health facilities owned and administered by the government to one in which all medical services are provided by the private sector; and (ii) the government provides comprehensive health insurance coverage for qualifying (generally low-income) Puerto Rico residents.

       The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of the Legislature of Puerto Rico, approved on June 25, 1955, as amended ("Act No. 104"), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000 or $150,000 if it involves action for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of the Legislature of Puerto Rico, approved on November 26, 1975, as amended ("Act No. 9"), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

       With respect to pending and threatened litigation, as of June 30, 1999 the Commonwealth included in its financial statements reported liabilities of approximately $352 million for awarded and anticipated unfavorable judgments. This amount represented the amount estimated at the time as a probable liability or a liability with a fixed or expected due date which would require future available financial resources for its payment. This amount includes approximately $200 million of accrued liabilities related to the fines described below. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

       The Commonwealth is a defendant in approximately three hundred related lawsuits in which the plaintiffs allege a torts claim and violation of their civil rights in connection with the preparation by the government of dossiers on certain individuals. The lawsuits are still in the discovery stage. A petition to certify these claims as a class action has been denied, and such denial has become final. The aggregate amount of damages claimed by the plaintiffs exceed $50 billion. The Commonwealth has accepted liability for the claims without renouncing the limitations, immunities and defenses available to it under Act No. 104. The Commonwealth believes that the amount of damages claimed is exaggerated and that the outcome of this litigation will not materially affect the revenues and expenditures of the Commonwealth. The Commonwealth's financial statements for the fiscal year which ended June 30, 1999, did not include any provision for liability with respect to these lawsuits. On December 14, 1999 the Governor issued an Executive Order whereby the Government offered to pay $6,000 to the plaintiffs in the lawsuits who would agree to dismiss their lawsuit and $3,000 to certain potential claimants who had not yet filed a lawsuit. The Commonwealth expects that many of the


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claimants will accept this settlement offer. As part of the Executive Order, the
Governor authorized the Secretary of the Treasury to set aside $5.7 million of the moneys on deposit in the Budgetary Fund to cover any settlement payments made.

       Several officers of the Commonwealth are defendants in a class action lawsuit filed in 1979 in the United States District Court for the District of Puerto Rico by various inmates who alleged that their constitutional rights were being violated because of overcrowding and lack of adequate healthcare in the island's correctional system. In 1980, the United States District Court issued a preliminary injunction and required the defendants to provide additional capacity for the cells of the correctional facilities and to improve the health care services available to inmates. Fines in the amount of $280 million have been assessed against the defendants in order to assure compliance with the space and health care requirements imposed by the United States District Court. Of the fines imposed, S 150 million have already been paid by the Commonwealth.

       Moody's and S&P have given the Bonds ratings of Baa1 and A, respectively. These ratings do not reflect the MBIA Bond Insurance Policy or the Ambac Bond Insurance Policy. Moody's and Standard and Poor's have given the Insured Bonds ratings of Aaa and AAA, respectively. Ratings reflect only the respective views of the rating agencies and an explanation of the significance of each rating may be obtained only from the respective rating agency. There is no assurance that such ratings will remain in effect for any given period of time or that they will not be revised downward or withdrawn entirely by either or both of such rating agencies, if in the judgment of either or both, circumstances so warrant.

INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS

       The Funds may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectuses and elsewhere in this SAI.

TEMPORARY DEFENSIVE MEASURES

       In times of unusual or adverse market conditions - for temporary defensive purposes - each Fund, except for the Equity Index Fund, may invest without limit in cash and cash equivalents. See "Cash Equivalents."

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

       The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or member firms of the National Association of Securities Dealers, Inc. that are determined to be creditworthy by the Manager or Subadvisers. In addition, the Global High Yield Fund, International Bond and International Equity Funds may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Trustees.

       A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time (usually not more than a week in the case of the Equity Index Fund, California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund) and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The

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custody of the Obligation will be maintained by a custodian appointed by the
Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

       The income on repurchase agreements may be subject to federal and state income taxes when distributed by a Fund as a dividend to shareholders. Subject to applicable limitations, the Tax Free Bond Fund and California and New York Tax Free Funds will enter into repurchase agreements as a means of earning income on their cash reserves when, in the judgment of the Subadvisor, shareholders would benefit more from receiving taxable income thereon than from earning no income or tax-free income at a lower rate on such reserves.

       For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

       The Blue Chip Growth Fund, California Tax Free Fund, Equity Income Fund, Global High Yield Fund, Growth Opportunities Fund, New York Tax Free Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund and Strategic Value Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Each Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each of the California Tax Free Fund and New York Tax Free Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 10% of its total assets. The Blue Chip Growth Fund, Equity Income Fund, Global High Yield Fund, Growth Opportunities Fund, Research Value Fund, Small Cap Value Fund, Small Cap Growth Fund, Strategic Income Fund and Strategic Value Fund will each limit its investments in reverse repurchase agreements to no more than 5% of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse


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repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

       If the other party to a repurchase agreement were to become bankrupt, a Fund could experience delays in recovering its investment or losses.

LENDING OF PORTFOLIO SECURITIES

       In accordance with guidelines adopted by the Board of Trustees, each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with Metropolitan West Securities, Inc. which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, under the supervision and control of the Funds' Subadvisors.

       As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Subadvisor, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If a Subadvisor determines to make securities loans, it is intended that the value of securities loaned will not exceed 33% of the value of the total assets of the lending Fund. Under the guidelines adopted by the Board of Trustees, a Fund may not enter into a lending agreement with a counterparty which would cause the Fund to have loans outstanding to that counterparty for securities having a value greater than 5% of the Fund's total assets.

CASH EQUIVALENTS

       Each of the Funds may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper (as described in this SAI); short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described above if such


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instruments are deemed by the Subadvisor to be of comparable high quality and liquidity. In addition, the Global High Yield, International Equity and International Bond Funds may hold foreign cash and cash equivalents.

BANK OBLIGATIONS

       Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

       Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

       Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

       Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and individual profits (as of the date of their most recently published financials) in excess of $100,000,000, or if, with respect to the obligations of other banks and savings and loan associations, such obligations are federally insured. The Equity Index Fund will not be subject to the above restriction to the extent it invests in bank obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Equity Index Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

COMMERCIAL PAPER

       Each Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Subadvisor determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in commercial paper if rated in the second highest rating category by a nationally recognized statistical rating organization, such as S&P or Moody's, or, if unrated, if the Fund's Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies.

U.S. GOVERNMENT SECURITIES

       Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to 10 years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal

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Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by FNMA, by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. See "Mortgage-Related and Other Asset-Backed Securities."

DEBT SECURITIES

       Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

CONVERTIBLE SECURITIES

       The Blue Chip Growth Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Global High Yield Fund, Growth Opportunities Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, MAP Equity Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund and Value Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

       Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

       As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security


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increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

       Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

       Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

       A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE

       Each Fund, except the California Tax Free Fund, Equity Index Fund, International Bond Fund, International Equity Fund, MAP Equity Fund, New York Tax Free Fund and Tax Free Bond Fund, may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the requirements imposed on each Fund to qualify as a "regulated investment company" under the Code.

FOREIGN SECURITIES

       Except for the California Tax Free Fund, Government Fund, New York Tax Free Fund and Tax Free Bond Fund, each Fund may invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

       Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the


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U.S. and are sometimes less liquid and more volatile. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

       Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

       ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

FOREIGN CURRENCY TRANSACTIONS

       Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may seek to increase its return by trading in foreign currencies. In addition, to the extent a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. Each


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of these Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

       Foreign currency transactions in which the Funds may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A foreign currency forward exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

       Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, each Subadvisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

       Another example is when the Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an


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amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

       A Fund may also enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

       A Fund may also purchase or sell currencies to profit from changing exchange rates based upon the Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Subadvisor's currency assessment is incorrect.

       At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract.

       Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

       In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

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         It should be realized that the use forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

         The Subadvisors believe active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

         The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the investment manager's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

         A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN INDEX-LINKED INSTRUMENTS

         As part of its investment program, and to maintain greater flexibility, the Global High Yield Fund, International Bond Fund, International Equity Fund and Strategic Income Fund may, subject to compliance with each Fund's limitations applicable to its investment in debt securities, invest in instruments which have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

         A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which



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determines the return for the instrument. Tax considerations may limit the
Funds' ability to invest in foreign index-linked instruments.

BRADY BONDS

         Each of the Convertible Fund, Global High Yield Fund, High Yield Corporate Bond Fund, International Bond Fund, Strategic Income Fund, Strategic Value Fund and Total Return Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady bonds are not considered U.S. government securities.

         Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

MUNICIPAL SECURITIES

         Municipal securities generally are understood to include debt obligations issued by, or on behalf of, states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues. Municipal securities also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of




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litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of, and interest on, its or their municipal securities may be materially and adversely affected.

         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

         Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FHA under the FNMA or GNMA.

         Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

         Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some




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authorities are provided further security in the form of a state's assurance
(although without obligation) to make up deficiencies in the debt service reserve fund.

         An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities which were not publicly offered initially.

         The Tax Free Bond Fund may invest more than 25% of its total assets in municipal securities the issuers of which are located in the same state and may invest more than 25% of its total assets in municipal securities the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; colleges and universities; public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments which might affect all municipal securities of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of municipal securities.

         The Tax Free Bond Fund and California and New York Tax Free Funds may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Subadvisor believes that such transactions, net of costs including taxes, if any, would improve the overall return on its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them.

         There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the



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Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

         In order to limit certain of these risks, the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund will not invest more than 10% (15% in the case of the Strategic Income Fund) of its total assets in municipal lease obligations that are illiquid (along with all other illiquid securities). The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

         There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.

         INCOME LEVEL AND CREDIT RISK. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in municipal securities, that risk cannot be entirely eliminated.

         TAX CONSIDERATIONS. With respect to the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, income derived by a Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and certificates of deposit will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by a Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

         The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds




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have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

         Industrial Development Bonds which pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

         Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

VARIABLE RATE DEMAND NOTES ("VRDNS")

         The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may invest in tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

         The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

FLOATING AND VARIABLE RATE SECURITIES





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         Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. To be an eligible investment for the Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

         The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Funds' limitations on investments in such securities. The Money Market Fund may not invest in inverse floaters.

ZERO COUPON BONDS

         The Funds, except the Equity Index Fund and MAP Equity Fund, may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Funds must accrue and distribute every year even though a Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

         The California Tax Free Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of these Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The




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Subadvisor understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of these Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that standby commitments will be available to a Fund, nor has the California Tax Free Fund, New York Tax Free Fund, Strategic Income Fund or Tax Free Bond Fund assumed that such commitments would continue to be available under all market conditions.

         A standby commitment may not be used to affect a Fund's valuation of the municipal security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

WHEN-ISSUED SECURITIES

         Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

         At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of




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the security in determining the Fund's net asset value. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The Funds do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Each Fund may buy mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities.

         MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities, which are securities interests in pools of mortgage-related securities, differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).



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         The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

         If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Subadvisor determines that the securities meet the Fund's quality standards.




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         PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the Funds may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

         The California Tax Free Fund, Equity Index Fund, MAP Equity Fund and New York Tax Free Fund, however, may not invest in non-government mortgage pass-through securities. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which, in the opinion of the Fund's Subadvisor, are illiquid if, as a result, more than 10% of the value of the Fund's total assets will be illiquid (15% in the case of the Blue Chip Growth, Equity Income, Global High Yield, Growth Opportunities, International Equity, International Bond, MAP Equity, Research Value, Small Cap Growth, Small Cap Value, Strategic Income and Strategic Value Funds).

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. As with bonds, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net




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assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.

         FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         The Funds' Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage




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loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

         CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds



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that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As is the case with other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of a Subadvisor to forecast interest rates and other economic factors correctly. If a Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

         Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.



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         Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

         OTHER ASSET-BACKED SECURITIES. The Funds' Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         If consistent with a Fund's investment objective and policies, and, in the case of the Money Market Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

WARRANTS

         The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

SHORT SALES AGAINST THE BOX

         A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a




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short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Subadvisors believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets. The MAP Equity Fund may not enter into short sales against the box.

OPTIONS ON SECURITIES

         WRITING CALL OPTIONS. Each Fund, except the MAP Equity Fund and the Money Market Fund, may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

         During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.




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         A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

         A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option.

         Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under Federal tax law, the International Bond Fund, International Equity Fund and Global High Yield Fund may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on their portfolio securities.

         WRITING PUT OPTIONS. Each Fund, except the Money Market Fund and the MAP Equity Fund, may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified



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securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

         A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

         The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

         If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

         In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Subadvisors, engage without limitation in the writing of options on U.S. government securities.

         PURCHASING OPTIONS. Each Fund, except Money Market Fund and the Tax Free Bond Fund, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks.

         The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a



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portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

         The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

         MARRIED PUTS. Each Fund, except the Equity Index Fund, MAP Equity Fund, Money Market Fund and Tax Free Bond Fund, may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale against the box (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

         Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

         SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.



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         A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. The Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Total Return Fund and Value Fund will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Fund's total assets.

         The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. The ability of a Fund to successfully utilize options may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES

         Each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the MAP Equity Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.

         A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.



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         Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         If a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

         A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.

         Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.




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         A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the- counter options differ from traded options in that they are two- party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

SECURITIES INDEX OPTIONS

         The Funds, except the MAP Equity Fund, may purchase call and put options on securities indexes (only call options on the S&P 500 Composite Price Index in the case of the Equity Index Fund) for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities. The Equity Index Fund may purchase call options on the S&P 500 Index to protect against increases in the prices of securities underlying the Index that the Equity Index Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

         Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

         A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indexes on which options are based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities




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market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. In this respect, purchasing a securities index put (or call) option is analogous to the purchase of a put (or call) on a securities index futures contract.

         A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

FUTURES TRANSACTIONS

         The California Tax Free Fund, Convertible Fund, Equity Income Fund, Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund and Total Return Fund may purchase and sell futures contracts on debt securities and on indexes of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. The Government Fund may enter into futures contracts and purchase and write options on futures, which are not U.S. government securities, in order to attempt to hedge against changes in interest rates and to seek current income. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration.

         The Blue Chip Growth Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Equity Index Fund, Global High Yield Fund, Growth Opportunities Fund, International Equity Fund, MAP Equity Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund and Value Fund may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contract. These Funds, and the International Bond Fund, may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, except the California Tax Free Fund, Equity Index Fund, Government Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Blue Chip


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Growth Fund, Global High Yield Fund, Growth Opportunities Fund, Equity Income
Fund, International Bond Fund, International Equity Fund, Research Value Fund, Small Cap Growth Fund and Small Cap Value Fund are not limited to the above-listed exchanges.

         A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.




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         FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" positionit will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

         Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

         The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

         Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

         SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity



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securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

         Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

         The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

         CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

         A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.



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         Another risk is that the Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

         OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

         The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

         In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.



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         If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

         The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

         LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.



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         When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Information."

         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio




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may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

         Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

         ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such



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positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) delays in a availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SWAP AGREEMENTS

         The Blue Chip Growth Fund, Equity Income Fund, Global High Yield Fund, Growth Opportunities Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Research Value Fund, Strategic Income Fund and Strategic Value Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most Swap Agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

         Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Subadvisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadvisor will cause a Fund to enter into swap agreements only


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with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

LOAN PARTICIPATION INTERESTS

         The Funds may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending



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institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

         In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

         A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

         When a Fund acts as co-lender in connection with a participation interest or when a Fund acquires a Participation Interest the terms of which provide that a Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes



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of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider Participation Interests not subject to puts to be illiquid.

         The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

         REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

         REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

RISKS ASSOCIATED WITH DEBT SECURITIES

         To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund,




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and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

         Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

         Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

         High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

         Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. Also, distributions on account of such interest generally will be taxable to shareholders. The Fund may have to sell some of its assets to pay distributions relating to such interest income which would reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Funds' investment restrictions set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without a majority vote of the outstanding shares of that Fund, as defined in the 1940 Act. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectuses and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectuses, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

         EACH FUND MAY NOT:

         1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction does not apply to the California Tax Free Fund, Equity Index Fund, International Bond Fund, New York Tax Free Fund and Global High Yield Fund.

         2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets (10% in the case of the California Tax Free Fund and New York Tax Free Fund).

         3. Purchase securities (or with respect to the California Tax Free Fund, New York Tax Free Fund, and Tax Free Bond Fund purchase (i) Pollution Control and Industrial Development Bonds or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities or, with respect to each Fund except Strategic Value Fund, investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index Fund to the extent that the Standard & Poor's 500 Composite Stock Price Index is so concentrated; (b) up to 40% of the High Yield Corporate Bond Fund's, Strategic Income Fund's and Strategic Value Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more); (c) 25% or more of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds. With respect to the California Tax Free Fund and New York Tax Free Fund, private activity bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry for purposes of this restriction.

         4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate) or, in the case of the California Tax Free Fund and New York Tax Free Fund, real estate investment trust securities; commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies (or securities, with respect to the MAP Equity Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund, Global High Yield Fund and Strategic Value Fund) or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

         5. Make loans to other persons, except loans of portfolio securities. The California Tax Free, New York Tax Free and Equity Index Funds may lend securities in an amount not to exceed 10%, 10% and 30%, respectively, of each Fund's total assets in accordance with applicable guidelines approved by the Board of Trustees. The purchase of debt obligations (and bankers' acceptances and commercial paper in the case of the Equity Index Fund) and the entry into repurchase agreements in accordance with a Fund's investment objectives and policies are not deemed to be loans for this purpose.

         6. Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

         7. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940.

         The following fundamental investment restriction is applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

         1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to the Trust's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

         Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

         The following are non-fundamental restrictions of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Tax Free Bond Fund, Total Return Fund and Value Fund. Each of these Funds may not:

         (a) purchase from or sell portfolio securities of a Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its Subadvisors or principal underwriter;

         (b) invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Fund has written, securities for which market quotations are not available, or other securities which legally or in the opinion of the Subadvisor are deemed illiquid;

         (c) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with merger, consolidation, acquisition or reorganization;

         (d) invest in other companies for the purpose of exercising control or management;

         (e) purchase securities on margin except in connection with arbitrage transactions or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;

         (f) purchase or sell any put or call options or any combination thereof, except that the Trust may purchase and sell or write (i) options on any futures contracts into which it may enter, (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into; and except that the Government Fund may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund;

         (g) purchase, with respect to the Government Fund, any call option, long futures contract or long option on a futures contract if, at the date of purchase, realized net losses from such transactions during the fiscal year to date exceed 5% of such Fund's average net assets during such period.

         (h) as an operating policy, the High Yield Corporate Bond Fund may not invest more than 20% of its net assets in securities rated lower than B by Moody's or S&P;

         (i) as an operating policy, the Strategic Income Fund may not invest more than 15% of its net assets in securities rated lower than B by Moody's or S&P;

         (j) as an operating policy, the Convertible Fund may not invest more than 5% of its total assets in securities that are rated less than B by Moody's or S&P; or are unrated but judged by the Subadvisor to be of comparable quality; or

         (k) as an operating policy, the Total Return Fund may not invest more than 5% of its net assets in securities rated below investment grade. Up to 20% of the Total Return Fund's debt securities may be rated below A but must be rated at least Ba (Moody's) or BB (S&P), or, if unrated, judged by the Subadvisor to be of comparable quality.

         The following are non-fundamental restrictions of the California Tax Free Fund, Equity Index Fund and New York Tax Free Fund:

         (a) A Fund may not purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidation or reorganization.

         (b) The Funds may not invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board).

         (c) A Fund may not invest in other companies for the purpose of exercising control or management.

         (d) A Fund may not purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless it owns the securities sold short or it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (This restriction has no application to transactions in futures, options and foreign currency exchange contracts).

         The following are non-fundamental restrictions of the International Bond Fund, International Equity Fund, Strategic Income Fund and Strategic Value
Fund:

         (a) As an operating policy, a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

         (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin. This restriction is not applicable to the Strategic Income Fund.

         (c) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities or Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Subadvisor's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.

         (d) As an operating policy, a Fund may not purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

         The following are non-fundamental restrictions of the Blue Chip Growth Fund, Equity Income Fund, Global High Yield Fund, Growth Opportunities Fund, MAP Equity Fund, Research Value Fund, Small Cap Growth Fund and Small Cap Value
Fund:

         (a) As an operating policy, a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

         (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

         (c) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Subadvisor's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.

         (d) As an operating policy, a Fund may not purchase the securities of other investment companies except to the permitted by the 1940 Act in connection with a merger, consolidated, acquisition, or reorganization.

         (e) As an operating policy, the Blue Chip Growth Fund may not invest more than 10% of its total assets in securities of non-U.S. issuers.

         "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value.

         In addition, though not a fundamental policy, the California Tax Free and New York Tax Free Funds will not sell securities short, except that each Fund reserves the right to sell securities short "against the box."

         In addition, though not a fundamental policy, the Equity Index Fund may not engage in arbitrage transactions, nor may it purchase warrants (excluding those acquired by the Equity Index Fund in units or attached to securities), nor will the Equity Index Fund sell securities short or buy on margin, except that the Fund reserves the right to sell securities short "against the box."

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Subadvisors, pursuant to guidelines approved by the Trustees.

         Each Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

         (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

         (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

         (iii) dealer undertakings to make a market in the 144A security; and

         (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

         To make the determination that an issue of 4(2) commercial paper is liquid, a Subadvisor must conclude that the following conditions have been met:

         (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

         (b)  the 4(2) commercial paper is rated:

         (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs");or

              (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

              (iii) if the security is unrated, the Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

         (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                             TRUSTEES AND OFFICERS

         The Board of Trustees oversees the Funds, the Manager and the Subadvisors. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.


      PRINCIPAL
    OCCUPATION(S)                                   POSITION(S)
NAME, ADDRESS AND AGE                               WITH TRUST                               DURING PAST 5 YEARS
---------------------                              ------------                              -------------------
Richard M. Kernan,Jr.*                            Chairman and                           Director of MainStay VP Series Fund,
51 Madison Avenue                                 Trustee                                Inc. From January 1987 to present;
New York, NY 10010                                                                       Chairman of the board and Chief
Date of Birth: 12/13/40                                                                  Executive Officer of MainStay VP
                                                                                         Series Fund, Inc. From August 1989
                                                                                         to present; Executive Vice
                                                                                         President and Chief Investment
                                                                                         Officer of New York Life Insurance
                                                                                         Company from March 1995 to present;
                                                                                         Executive Vice President prior
                                                                                         thereto; Member of the Board of
                                                                                         Directors of New York Life
                                                                                         Insurance Company from November
                                                                                         1996 to present and Chairman of the
                                                                                         Investment Committee from January
                                                                                         1997 to present; and Director,
                                                                                         MacKay Shields LLC, 1988 to
                                                                                         present; and Director, Express
                                                                                         Scripts, 1992-present.

      PRINCIPAL
    OCCUPATION(S)                                   POSITION(S)
NAME, ADDRESS AND AGE                               WITH TRUST                              DURING PAST 5 YEARS
---------------------                               ----------                              -------------------
Stephen C. Roussin*                               President, Chief                       President and Chief Operating
300 Interpace Parkway                             Executive Officer                      Officer, New York Life Asset
Parsippany, NJ  07054                             and Trustee                            Management Operating Company LLC,
Date of Birth: 7/12/63                                                                   1999 to present; President and Chief
                                                                                         Operating Officer, New York Life
                                                                                         Asset Management LLC, 1999 to
                                                                                         present; President, MainStay
                                                                                         Management, June 1997-2000; Director
                                                                                         and Chairperson, MainStay
                                                                                         Institutional Funds, Inc., 1997 to
                                                                                         present; Senior Vice President, New
                                                                                         York Life Insurance Company, 1997 to
                                                                                         present; Senior Vice President, Smith
                                                                                         Barney, 1994 to 1997; and Division
                                                                                         Sales Manager, Prudential Securities,
                                                                                         1989 to 1994.

Harry G. Hohn*                                    Trustee                                Retired Chairman and Chief Executive
51 Madison Avenue                                                                        Officer, New York Life Insurance
New York, NY  10010                                                                      Company; Chairman of the Board and
Date of Birth:  3/1/32                                                                   Chief Executive Officer, New York
                                                                                         Life Insurance Company, 1990 to
                                                                                         1997; Vice Chairman of the Board,
                                                                                         New York Life Insurance Company,
                                                                                         1986 to 1990; Director, New York
                                                                                         Life Insurance Company, 1985 to
                                                                                         present; Chairman of the Board,
                                                                                         American Council of Insurance, 1994
                                                                                         to 1995; Chairman of the Board, Life
                                                                                         Insurance Council of New York, 1996
                                                                                         to 1997; Director, Million Dollar
                                                                                         Roundtable Foundation, 1996 to 1997;
                                                                                         Director, Insurance Marketplace
                                                                                         Standards Association, 1996 to 1997;
                                                                                         Director, CK Witco Corporation, 1989
                                                                                         to present; Member, International
                                                                                         Advisory Board of Credit Commercial
                                                                                         de France, 1995 to 1999; and a Life
                                                                                         Fellow of the American Bar
                                                                                         Foundation.

Edward J. Hogan                                   Trustee                                Rear Admiral U.S. Navy (Retired);
Box 2321                                                                                 Independent Management Consultant,
Sun Valley, ID  83353                                                                    1992 to 1997.
Date of Birth: 8/17/32

      PRINCIPAL
    OCCUPATION(S)                                   POSITION(S)
NAME, ADDRESS AND AGE                                WITH TRUST                              DURING PAST 5 YEARS
---------------------                                ----------                              -------------------
Nancy Maginnes                                    Trustee                                Member, Council of Rockefeller
Kissinger                                                                                University, New York, NY, 1991 to
Henderson Road                                                                           present; Trustee, Rockefeller
South Kent, CT  06785                                                                    University, 1995 to present;
Date of Birth: 4/13/34                                                                   Trustee, Animal Medical Center,
                                                                                         1993 to present; and Trustee, The
                                                                                         Masters School, 1994 to present;
                                                                                         Member, Board of Overseers,
                                                                                         Rockefeller Institute of
                                                                                         Government, Albany, NY, 1983-1992
                                                                                         (Board dissolved).

Terry L. Lierman                                  Trustee                                President, Capitol Associates, Inc.,
426 C Street, N.E.                                                                       1984 to present; Managing Director,
Washington, D.C. 20002                                                                   The Life Services Trust, 1998 to
Date of Birth:  1/4/48                                                                   present; Vice Chair, Employee Health
                                                                                         Programs, 1990 to present; Vice
                                                                                         Chair, TheraCom Inc., 1994 to
                                                                                         present; Director, PeacePac, 1994 to
                                                                                         present; Commissioner, State of
                                                                                         Maryland, Higher Education
                                                                                         Commission, 1995 to present; Chair,
                                                                                         National Organization on Fetal
                                                                                         Alcohol Syndrome, 1993 to present;
                                                                                         Board Member, Hollings Cancer Center,
                                                                                         Medical University of South Carolina,
                                                                                         1993 to present; Board member - KIDS
                                                                                         (Kids in Distressed Situations) 1996
                                                                                         - present; member, Business Leaders
                                                                                         for Sensible Priorities, 1998 -
                                                                                         present; and Board member, Discovery
                                                                                         Creek Children's museum, 1997 -
                                                                                         present.

      PRINCIPAL
    OCCUPATION(S)                                   POSITION(S)
NAME, ADDRESS AND AGE                               WITH TRUST                              DURING PAST 5 YEARS
---------------------                               ----------                              -------------------
John B. McGuckian                                 Trustee                                Chairman of the Board, Ulster
Ardverna                                                                                 Television plc, 1990 to present;
Cloughmills                                                                              Director, Ulster Television plc,
Northern Ireland                                                                         1970 to present; Chairman of the
BT4 49NL                                                                                 Board, Tedcastle Holding Ltd.
Date of Birth: 11/13/39                                                                  (energy), 1995 to present; Director,
                                                                                         Cooneen Textiles Ltd. (clothing
                                                                                         manufacturer), 1967 to present;
                                                                                         Director Allied Irish Banks plc,
                                                                                         1977 to present; Chairman, First
                                                                                         Trust Bank, 1991 to present;
                                                                                         Director, Unidare plc (engineering),
                                                                                         1986 to present; Director, Irish
                                                                                         Continental Group plc (ferry
                                                                                         operations), 1988 to present;
                                                                                         Director, Harbour Group Ltd.
                                                                                         (management company), 1980 to
                                                                                         present; Chairman, Industrial
                                                                                         Development Board, 1990 to 1997; and
                                                                                         Chairman of Senate and Senior
                                                                                         Pro-Chancellor, Queen's University,
                                                                                         1986 to 1999.

Donald E. Nickelson                               Trustee                                Vice Chairman, Harbour Group
1701 Highway A-1-A                                                                       Industries, Inc., 1991 to present;
Suite 218                                                                                Director, PaineWebber Group, 1980 to
Vero Beach, FL  32963                                                                    1993; President, PaineWebber Group,
Date of Birth: 12/9/32                                                                   1988 to 1990; Chairman of the Board,
                                                                                         Paine Webber Properties, 1985 to
                                                                                         1989; Director, Harbour Group, 1986
                                                                                         to present; Director, Sugen, Inc.,
                                                                                         1992 to 1999; Chairman of the Board,
                                                                                         Omniquip International, Inc., 1996
                                                                                         to 1999; Director, Carey
                                                                                         Diversified, L.L.C., January 1,1998
                                                                                         to present.

Donald K. Ross*                                   Trustee                                Retired Chairman and Chief Executive
953 Cherokee Lane                                                                        Officer, New York Life Insurance
Franklin Lakes, NJ 07417                                                                 Company; Director, New York Life
Date of Birth: 7/1/25                                                                    Insurance Company, 1978 to 1996;
                                                                                         President, New York Life Insurance
                                                                                         Company, 1986 to 1990; Chairman of
                                                                                         the Board, New York Insurance
                                                                                         Company, 1981 to 1990; Director,
                                                                                         MacKay Shields LLC, 1984 to present;
                                                                                         and Trustee, Consolidated Edison
                                                                                         Company of New York, Inc., 1976 to
                                                                                         1998.

      PRINCIPAL
    OCCUPATION(S)                                 POSITION(S)
NAME, ADDRESS AND AGE                              WITH TRUST                                DURING PAST 5 YEARS
---------------------                              ----------                                -------------------
Richard S. Trutanic                               Trustee                                Senior Managing Director, Groupe
1155 Connecticut Ave. N.W.                                                               Arnault (private investment firm),
Suite 400                                                                                1999 - present; Chairman, The
Washington, DC 20036                                                                     Somerset Group (financial advisory
Date of Birth: 2/13/52                                                                   firm), 1990 to present; Chief
                                                                                         Executive Officer and President,
                                                                                         Americap L.L.C. (Financial Advisory
                                                                                         Firm), 1997 to present; Senior Vice
                                                                                         President, Washington National
                                                                                         Investment Corporation (financial
                                                                                         advisory firm), 1985 to 1990;
                                                                                         Director, Allin Communications
                                                                                         Corporation, 1996 to 1997; and
                                                                                         Director and Member of Executive
                                                                                         Committee, Southern Net, Inc., 1986
                                                                                         to 1990.

Gary E. Wendlandt*                                Trustee                                Executive Vice President, New York
51 Madison Avenue                                                                        Life Insurance Company, May 1999 to
New York, New York 10010                                                                 present; Chief Executive Officer,
Date of Birth: 10/08/50                                                                  New York Life Asset Management LLC,
                                                                                         December 1999 to present; Chief
                                                                                         Executive Officer, New York Life
                                                                                         Asset Management Operating Company
                                                                                         LLC, December 1999 to present;
                                                                                         Chairman and Manager, New York Life
                                                                                         Asset Management Operating Company
                                                                                         LLC, March 2000 to present; Chairman
                                                                                         and Manager, New York Life Asset
                                                                                         Management LLC, March 2000 to
                                                                                         present; Manager, New York Life
                                                                                         Benefit Services, Manager, Monitor
                                                                                         Capital Advisors LLC, Manager,
                                                                                         MainStay Management LLC, Manager,
                                                                                         MainStay Shareholder Services LLC,
                                                                                         Manager, Madison Square Advisors
                                                                                         LLC, and Director, NYLIFE
                                                                                         Distributors, Inc., March 2000 to
                                                                                         present; Executive Vice President
                                                                                         and Chief Investment Officer,
                                                                                         MassMutual Life Insurance Company,
                                                                                         June 1993 - 1999.

      PRINCIPAL
    OCCUPATION(S)                                   POSITION(S)
NAME, ADDRESS AND AGE                                WITH TRUST                              DURING PAST 5 YEARS
---------------------                                ----------                              -------------------
Jefferson C. Boyce*                               Senior Vice                            Chairman, Monitor Capital Advisors,
51 Madison Avenue                                 President                              LLC, 1977 to present; Senior Vice
New York, NY  10010                                                                      President, MainStay  Institutional
Date of Birth: 9/17/57                                                                   Funds Inc., 1998 to present; Senior
                                                                                         Vice President, New York Life
                                                                                         Insurance Company,  1994 to
                                                                                         present; Director, NYLIFE
                                                                                         Distributors Inc., 1993 to present;
                                                                                         and Chief Administrative Officer,
                                                                                         Penson, Mutual Funds, Structured
                                                                                         Finance, Corporate Quality, Human
                                                                                         Resources and Employees' health
                                                                                         Departments, New York Life
                                                                                         Insurance Company, 1992 to 1994.

John A. Flanagan*                                 Vice President and                     Vice President and Chief Financial
51 Madison Avenue                                 Chief Financial                        Officer, The MainStay Funds, 1999
New York, NY 10010                                Officer                                to present; Treasurer, MainStay VP
Date of Birth: 6/5/46                                                                    Series Fund, 1999 to present;
                                                                                         Treasurer and Chief Financial and
                                                                                         Accounting Officer, MainStay
                                                                                         Institutional Funds Inc., 1999 to
                                                                                         present; Senior Vice President and
                                                                                         Chief Financial Officer, NYLIFE
                                                                                         Distributors, Inc., 1999 to
                                                                                         present; Vice President and Chief
                                                                                         Financial Officer, MainStay
                                                                                         Management LLC, 1999 to present;
                                                                                         Manager, MainStay Management LLC,
                                                                                         1999 to present; Manager, MainStay
                                                                                         Shareholder Services LLC, 1999 to
                                                                                         present; Vice President and
                                                                                         Treasurer, New York Life Asset
                                                                                         Management Operating Company LLC,
                                                                                         December 1999 to present; Vice
                                                                                         President and Treasurer, New York
                                                                                         Life Asset Management LLC, December
                                                                                         1999 to present; Vice President,
                                                                                         New York Life Insurance Company,
                                                                                         1999 to present; Treasurer of the
                                                                                         Strong Funds and Senior Vice
                                                                                         President of Strong Capital
                                                                                         Management, Inc., 1997 to 1998;
                                                                                         Partner, PriceWaterhouseCoopers
                                                                                         LLP, 1994 to 1997.

Patrick J. Farrell*                               Vice President                         Vice President, New York Life
51 Madison Avenue                                                                        Insurance Company, 1996 to present;
New York, NY 10010                                                                       Assistant Treasurer, Member of the
Date of Birth: 9/27/59                                                                   Dividend Committee, The MainStay
                                                                                         Funds, 1998 to present.

      PRINCIPAL
    OCCUPATION(S)                                   POSITION(S)
NAME, ADDRESS AND AGE                                WITH TRUST                              DURING PAST 5 YEARS
---------------------                                ----------                              -------------------
Richard W. Zuccaro*                               Tax Vice President                     Vice President, New York Life
51 Madison Avenue                                                                        Insurance Company, 1995 to present;
New York, NY  10010                                                                      Vice President -- Tax, New York
Date of Birth: 12/12/49                                                                  Life Insurance Company, 1986 to
                                                                                         1995; Tax Vice President, NYLIFE
                                                                                         Securities Inc., 1987 to present;
                                                                                         Tax Vice President, NAFCO, Inc.,
                                                                                         1990 to present; Tax Vice
                                                                                         President, NYLIFE Depositary Inc.,
                                                                                         1990 to present; Tax Vice
                                                                                         President, NYLIFE Inc., 1990 to
                                                                                         present; Tax Vice President, NYLIFE
                                                                                         Insurance Company of Arizona, 1990
                                                                                         to present; Tax Vice President,
                                                                                         NYLIFE Realty Inc., 1991 to
                                                                                         present; Tax Vice President, NYLICO
                                                                                         Inc., 1991 to present; Tax Vice
                                                                                         President, New York Life Fund Inc.,
                                                                                         1991 to present; Tax Vice
                                                                                         President, New York Life
                                                                                         International Investment, Inc.,
                                                                                         1991 to present; Tax Vice
                                                                                         President, NYLIFE Equity Inc., 1991
                                                                                         to present; Tax Vice President,
                                                                                         NYLIFE Funding Inc., 1991 to
                                                                                         present; Tax Vice President, NYLCO
                                                                                         Inc., 1991 to present; Tax Vice
                                                                                         President, MainStay VP Series Fund,
                                                                                         Inc., 1991 to present; Tax Vice
                                                                                         President, CNP Realty, 1991 to
                                                                                         present; Tax Vice President, New
                                                                                         York Life MainStay Institutional
                                                                                         Funds Inc., 1992 to present; Tax
                                                                                         Vice President, NYLIFE
                                                                                         Distributors, Inc., 1993 to
                                                                                         present; Vice President Assistant
                                                                                         Controller, New York Life.

      PRINCIPAL
    OCCUPATION(S)                                   POSITION(S)
NAME, ADDRESS AND AGE                               WITH TRUST                              DURING PAST 5 YEARS
---------------------                               ----------                              -------------------
Joseph J. McBrien*                                Secretary                              Vice President and Secretary, New
51 Madison Avenue                                                                        York Life Asset Management Operating
New York, New York 10010                                                                 Company LLC, December 1999 to
Date of Birth: 5/26/48                                                                   present; Vice President and
                                                                                         Secretary, New York Life Asset
                                                                                         Management LLC, December 1999 to
                                                                                         present; Vice President and
                                                                                         Associate General Counsel, New York
                                                                                         Life Insurance Company, 1999 to
                                                                                         present; Secretary, MainStay VP
                                                                                         Series Fund, Inc., 1999 to present;
                                                                                         Secretary, MainStay Institutional
                                                                                         Funds Inc., 1999 to present;
                                                                                         Secretary, MainStay Management LLC,
                                                                                         1999 to present; Secretary, MainStay
                                                                                         Shareholder Services LLC, 1999 to
                                                                                         present; Secretary, Monitor Capital
                                                                                         Advisors LLC, 1999 to present;
                                                                                         Secretary, Madison Square Advisors
                                                                                         LLC, 1999 to present; Vice President
                                                                                         and Counsel, State Street Bank and
                                                                                         Trust Company, 1997 to 1999;
                                                                                         Principal, McBrien Consulting, 1996
                                                                                         to 1997; Senior Vice President and
                                                                                         General Counsel, Liebe and Company,
                                                                                         1986 to 1996; Senior Vice President
                                                                                         and General Counsel, Evergreen Asset
                                                                                         Management Corp., 1986 to 1996.


---------------
As indicated in the above table, certain Trustees and officers also hold positions with MacKay Shields, Monitor, New York Life Insurance Company, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc.

         The Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000, a fee of $2,000 for each Board of Trustees meeting and a fee of $1,000 for each committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.

         For the fiscal year ended December 31, 1999, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisers as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers:

                                                  AGGREGATE              TOTAL COMPENSATION
    NAME OF                                      COMPENSATION               FROM REGISTRANT
    TRUSTEE                                     FROM THE TRUST              PAID TO TRUSTEES
    -------                                     --------------              ----------------
    Edward J. Hogan                                 $55,000                       $55,000
    Nancy M. Kissinger                               55,000                        55,000
    Terry L. Lierman                                 55,000                        55,000

    Donald E. Nickelson                              59,000                        59,000
    Richard S. Trutanic                              55,000                        55,000
    John B. McGuckian                                55,000                        55,000


         As of August 31, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds.

                THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

         Pursuant to the Management Agreement for the Funds, MainStay Management LLC (the "Manager"), subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Funds, administers the Funds' business affairs and has investment advisory responsibilities. MainStay Management LLC is a direct subsidiary of NYLIFE LLC which is a direct subsidiary of New York Life Insurance Company.


         The Management Agreement will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as the term is defined in the 1940 Act). The Trustees, including the Independent Trustees, approved amendments to the Management Agreement at an in-person meeting held on September 13, 1999 to reflect the conversion of MainStay Management from a corporation to a limited liability company under the laws of the State of Delaware.


         The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

         The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectuses under the heading "Manager, Subadvisors and Distributor," the Manager bears the following expenses:

         (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

         (b) the fees to be paid to the Subadvisors pursuant to the Sub-Advisory Agreements; and

         (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust.

SUBADVISORY AGREEMENTS

         Pursuant to the Subadvisory Agreements between the Manager and Monitor Capital Advisors LLC ("Monitor") with respect to the Equity Index Fund; between the Manager and Gabelli Asset Management ("GAMCO") with respect to the Blue Chip Growth Fund; between the Manager and John A. Levin & Co., Inc. ("John A. Levin & Co.") with respect to the Research Value Fund; between the Manager and Dalton Greiner, Hartman, Maher & C. ("DGHM") with respect to the Small Cap Value Fund; between the Manager and Madison Square Advisors LLC ("Madison Square Advisors") with respect to the Growth Opportunities Fund; between the Manager and Markston International LLC ("Markston") with respect to the MAP Equity Fund; and between the Manager and MacKay Shields LLC ("MacKay Shields") with respect to the remaining 17 Funds (each a "Subadvisor" and collectively the "Subadvisors"); each of the Subadvisors, subject to the supervision of the Trustees of the Trust the Manager in conformity with the stated policies of each of the Funds and the Trust, manage the Funds' portfolios, including the purchase, retention, disposition and loan of securities. As compensation for services, the Manager, not the Funds, pays the Fund's Subadvisors a monthly fee calculated on the basis of each Fund's average daily net assets during the preceding month at the following annual rates:

                                                                    ANNUAL RATE
             Blue Chip Growth Fund                                  0.50%(1)
             California Tax Free Fund                               0.25%(2)
             Capital Appreciation Fund                              0.36%(2)
             Convertible Fund                                       0.36%
             Equity Income Fund                                     0.35%
             Equity Index Fund                                      0.10%
             Global High Yield Fund                                 0.35%(2)
             Government Fund                                        0.30%(2)
             Growth Opportunities Fund                              0.35%
             High Yield Corporate Bond Fund                         0.30%(2)
             International Bond Fund                                0.45%(3)
             International Equity Fund                              0.60%
             MAP Equity Fund                                        0.45%(4)
             Money Market Fund                                      0.25%(2)(5)
             New York Tax Free Fund                                 0.25%(2)
             Research Value Fund                                    0.425%(6)
             Small Cap Growth Fund                                  0.50%
             Small Cap Value Fund                                   0.50%(7)
             Strategic Income Fund                                  0.30%
             Strategic Value Fund                                   0.375%
             Tax Free Bond Fund                                     0.30%
             Total Return Fund                                      0.32%(2)
             Value Fund                                             0.36%(8)

-----------------

(1) Up to $500 million. For the period June 1, 1998 to May 31, 2001, only 0.40% on assets over $500 million.

(2) To the extent that the Manager has agreed to voluntarily waive all or a portion of its fee or reimburse expenses or has established fee breakpoints, the Subadvisor has voluntarily agreed to do so proportionately.

(3) The Subadvisor has voluntarily agreed to waive a portion of its fee until such time as the International Bond Fund reaches $50 million in net assets.

(4) Up to $250 million; 0.40% from $250 million to $500 million; and 0.35% in excess of $500 million.

(5) Up to $300 million; 0.225% from $300 million to $700 million; 0.20% from $700 million to $1 billion; and 0.175% in excess of $1 billion.

(6) Up to $250 million; 0.3825% from $250 million to $500 million; and 0.34% in excess of $500 million.

(7) Up to $250 million; 0.45% from $250 million to $500 million; and 0.40% in excess of $500 million.

(8) Up to $200 million; 0.325% from $200 million to $500 million; and 0.25% in excess of $500 million.

       The Subadvisory Agreements will remain in effect for two years following their effective dates, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust, the Manager, or any Subadvisor (as the term is defined in the 1940 Act).

         The Subadvisors have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisors bear the salaries and expenses of all of their personnel.

         The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss suffered by a Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         For fiscal years ended December 31, 1999 and December 31, 1998 and the period from October 27, 1997 through December 31, 1997, the amount of the Management fee paid and waived and/or reimbursed by each Fund; the amount of the Subadvisory fee paid by the Manager from the Management fee; and the amount of the Subadvisory fee waived and/or reimbursed were as follows (the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund had not commenced operations as of December 31, 1997):

          YEAR ENDED 12/31/99


                                                                                                           SUB-ADVISORY
                                                                    MANAGEMENT                              FEE WAIVED
                                            MANAGEMENT              FEE WAIVED           SUB-ADVISORY         AND/OR
FUND                                        FEE PAID *          AND/OR REIMBURSED          FEE PAID*        REIMBURSED
----                                        --------            -----------------          --------         ----------
Blue Chip Growth Fund                       $1,522,623                     $  --           $761,312            $  --
California Tax Free Fund                       119,917                    18,223             59,959            9,112
Capital Appreciation Fund                   18,229,526                 6,739,391          9,114,763        3,369,696
Convertible Fund                             4,706,942                        --          2,353,471               --
Equity Income Fund                             144,868                    45,799             72,434               --
Equity Index Fund                            5,255,558                        --          1,051,111               --
Global High Yield Fund+                             --                    75,244             26,873           10,749
Government Fund                              3,430,152                        --          1,715,076               --
Growth Opportunities Fund                      369,633                        --            184,817               --
High Yield Corporate Bond Fund              20,700,621                 1,609,147         10,350,311          804,574
International Bond Fund                        119,750                    89,812             74,844           59,875
International Equity Fund                    1,057,597                        --            634,558               --
MAP Equity Fund                                305,543++                  65,954            190,110               --
Money Market Fund                            1,976,254                   878,339            988,127          439,170
New York Tax Free Fund                          60,901                    51,029             30,451           25,515
Research Value Fund                            102,900                    67,846             85,373               --
Small Cap Growth Fund                          707,275                        --            353,638               --
Small Cap Value Fund                           191,916                    87,709            139,813               --
Strategic Income Fund                          508,416                        --            254,208               --
Strategic Value Fund                           420,671                        --            210,336               --
Tax Free Bond Fund                           2,660,755                        --          1,330,378               --
Total Return Fund                           10,559,023                   490,602          5,279,512          245,301
Value Fund                                   7,075,261                        --          3,537,631               --


*      After expense reimbursement or waiver.
+ For the year ended December 31, 1999, the Manager earned $75,244, which was waived, and reimbursed Fund expenses of $41,007. The fees waived and reimbursed by the Manager total $116,251.
++ Includes $54,647 of advisory fees paid to Markston Investment Management, the Fund's prior advisor, for the period January 1, 1999 through June 8, 1999.

          YEAR ENDED 12/31/98

                                                                                                           SUB-ADVISORY
                                                                    MANAGEMENT                              FEE WAIVED
                                            MANAGEMENT              FEE WAIVED           SUB-ADVISORY         AND/OR
FUND                                        FEE PAID *          AND/OR REIMBURSED          FEE PAID*        REIMBURSED
----                                        --------            -----------------          --------         ----------
Blue Chip Growth Fund                       $189,170                  $  --                   $94,585             $  --
California Tax Free Fund                      92,717                 45,570                    46,359            22,785
Capital Appreciation Fund                 13,345,757              4,592,655                 6,672,879         3,296,327
Convertible Fund                           6,025,907                     --                 3,012,954                --
Equity Income Fund                            49,143                     --                    24,572                --
Equity Index Fund+                         2,866,599                172,008                   607,721                --
Global High Yield Fund                        28,467                 11,387                    14,234             5,693
Government Fund                            3,741,658                     --                 1,870,829                --
Growth Opportunities Fund                     70,044                     --                    35,022                --
High Yield Corporate Bond Fund            20,579,090              1,598,099                10,289,545           799,049
International Bond Fund                      134,025                100,518                    83,766            67,012
International Equity Fund                    906,887                     --                   544,132                --
Money Market Fund                          1,189,726              1,107,346                   594,863           553,673
New York Tax Free Fund                        35,333                 70,678                    17,667            35,339
Research Value Fund                           61,472                     --                    30,736                --
Small Cap Growth Fund                        136,799                     --                    68,400                --
Small Cap Value Fund                          95,249                     --                    47,625                --
Strategic Income Fund++                      424,136                 30,927                   212,068            15,463
Strategic Value Fund                         382,133                     --                   191,067                --
Tax Free Bond Fund                         2,904,883                     --                 1,452,442                --
Total Return Fund                          8,761,932                371,167                 4,380,966           185,583
Value Fund                                 8,378,478                     --                 4,189,239                --


*   After expense reimbursement or waiver.
+ Effective April 1, 1998, the Equity Index Fund's expense cap was terminated.
++ Effective February 28, 1998, the Strategic Income Fund's expense cap was terminated.

10/27/97 - 12/31/97



                                                                                                           SUB-ADVISORY
                                                                    MANAGEMENT                              FEE WAIVED
                                            MANAGEMENT              FEE WAIVED           SUB-ADVISORY         AND/OR
FUND                                        FEE PAID *          AND/OR REIMBURSED          FEE PAID*        REIMBURSED
----                                        --------            -----------------          --------         ----------
California Tax Free Fund                    $ 22,562                 $ --                   $ 11,281               $ --
Capital Appreciation Fund                  1,996,154                   --                    998,077                 --
Convertible Fund                           1,210,730                   --                    605,365                 --
Equity Index Fund+                           149,354              223,441                     74,559                 --
Government Fund                              712,902                   --                    356,451                 --
High Yield Corporate Bond Fund             3,590,202                   --                  1,795,101                 --
International Bond Fund                       24,178               18,134                     15,111             12,089
International Equity Fund                    145,829                   --                     87,497                 --
Money Market Fund                            165,694              205,316                     82,847            102,658
New York Tax Free Fund                        11,863                5,413                      5,932              2,707
Strategic Income Fund++                            -               74,218                          -             37,109
Strategic Value Fund++                        23,276                   --                     11,638                 --
Tax Free Bond Fund                           533,914                   --                    266,957                 --
Total Return Fund                          1,431,434                   --                    715,717                 --
Value Fund                                 1,479,934                   --                    739,967                 --


*    After expense reimbursement or waiver.

+    The Equity Index Fund's expense limitation was terminated April 1, 1998.

++ The Strategic Income Fund commenced operations on February 28, 1997. Effective February 28, 1998, the Fund's expense cap was terminated. The Strategic Value Fund commenced operations on October 21, 1997.

         In previous years, prior to a change in management structure, each applicable or existing Fund paid an advisory fee directly to MacKay Shields or Monitor. For the period from January 1,1997 through October 26, 1997, the amount of the advisory fee paid and waived and/or reimbursed, by each Fund to MacKay Shields or Monitor was as follows:


                                                              PERIOD ENDED 10/26/97
                                                              ---------------------
                                                                           ADVISORY FEE
                                                                              WAIVED
                                                           ADVISORY FEE       AND/OR
                                                              PAID*         REIMBURSED
                                                              ----          ----------
    California Tax Free Fund                                   $44,678         $2,589
    Capital Appreciation Fund                                3,934,494             --
    Convertible Fund                                         2,710,393             --
    Equity Index Fund                                          256,066             --
    Government Fund                                          1,760,807             --
    High Yield Corporate Bond Fund                           6,921,965             --
    International Bond Fund                                     65,696         52,556
    International Equity Fund                                  384,003             --
    Money Market Fund                                          407,638        396,862
    New York Tax Free Fund                                      25,025         13,579
    Strategic Income Fund+                                      61,282         40,291
    Strategic Value Fund+                                          N/A            N/A

                                                              PERIOD ENDED 10/26/97
                                                              ---------------------
                                                                           ADVISORY FEE
                                                                              WAIVED
                                                           ADVISORY FEE       AND/OR
                                                              PAID*         REIMBURSED
                                                              ----          ----------
    Tax Free Bond Fund                                       1,217,473             --
    Total Return Fund                                        3,025,045             --
    Value Fund                                               2,976,469             --

    + The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.

    * After expense reimbursement or waiver.

         In previous years, prior to a change in management structure, each applicable or existing Fund paid an administrative fee directly to NYLIFE Distributors Inc. as administrator. For the period from January 1, 1997 through October 26, 1997, the amount of the administration fees paid and waived and/or reimbursed by each Fund was as follows:


                                                              PERIOD ENDED 10/26/97
                                                              ---------------------
                                                                            ADMINISTRA-
                                                                             TION FEE
                                                                              WAIVED
                                                       ADMINISTRATION         AND/OR
                                                          FEE PAID*          REIMBURSED
                                                          --------          -----------
California Tax Free Fund                                    $44,678          $2,589
Capital Appreciation Fund                                 3,934,494              --
Convertible Fund                                          2,710,393              --
Equity Index Fund                                           605,767         418,496
Government Fund                                           1,760,807              --
High Yield Corporate Bond Fund                            6,921,965              --
International Bond Fund                                      39,417          26,278
International Equity Fund                                   256,002              --
Money Market Fund                                           407,638         396,862
New York Tax Free Fund                                       25,025          13,579
Strategic Income Fund+                                       61,282          40,291
Strategic Value Fund+                                           N/A             N/A
Tax Free Bond Fund                                        1,217,473              --
Total Return Fund                                         3,025,045              --
Value Fund                                                2,976,469              --

+ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.

* After expense reimbursement or waiver.

         With respect to the MAP-Equity Fund, the predecessor to the MAP Equity Fund, investment advisory and management services were provided by Markston Investment Management, which is now Markston International LLC. During the fiscal years ended December 31, 1997 and 1998, Markston received from the MAP-Equity Fund advisory fees of $432,252 and $334,330, respectively. For the period January 1, 1999 through June 8, 1999 Markston received from the MAP Equity Fund advisory fees of $54,647.

DISTRIBUTION AGREEMENT

      NYLIFE Distributors Inc. serves as the Trust's distributor and principal underwriter (the "Distributor") pursuant to Distribution Agreements dated January 1, 1994. NYLIFE Securities Inc. ("NYLIFE Securities") sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments.

      The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes. The Distribution Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940
Act) of the Trust or the Distributor nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees") at a meeting held on October 25, 1993. The Distribution Agreement for the International Bond Fund and the International Equity Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on July 25, 1994. The Distribution Agreement for the Strategic Income Fund was approved by the Trustees, including a majority of the Independent Trustees at a meeting held on January 27, 1997. The Distribution Agreement for the Strategic Value Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on July 28, 1997. The Distribution Agreement for the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund was approved by the Trustees, including a majority of the Independent Trustees, on April 27, 1998. The Distribution Agreement for the MAP Equity Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on March 15, 1999. On March 13, 2000, Distribution Agreements were reapproved by the Trustees, including a majority of the Independent Trustees.

      After an initial two-year period, the Distribution Agreements are subject to annual approval by the Board of Trustees. The Distribution Agreements are terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreements will terminate in the event of their assignment.

      First Priority Investment Corporation acted as distributor to the MAP-Equity Fund until April 30, 1999 pursuant to a Distributor's Agreement. During the fiscal years ended December 31, 1996, 1997 and 1998, the company received $22,754, $37,552 and $162,627, respectively, for its services as distributor.

DISTRIBUTION PLANS

      Each of the Funds (except the Money Market Fund and the Equity Index Fund, which does not offer Class B or Class C shares) has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares of each Fund (the "Class A Plans," the

"Class B Plans," the "Class C Plans" and, collectively, the "Plans"). Under the Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate net asset value of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate net asset value of shares held by investors serviced by the dealer.

      The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate net asset value of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% (0.50% for the California Tax Free, New York Tax Free and Tax Free Bond Funds) on an annualized basis of the average net asset value of the Class C shares which are attributable to shareholders for whom the dealers are designated as dealers of record.

      In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit.

      If the Plans for the Funds are terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Plans may be terminated only by specific action of the Board of Trustees or shareholders.

      Plan revenues may be used to reimburse third parties which provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

      Under the Class A Plans, Class A shares of each Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor.

      As noted above, the Class B shares of each Fund (except the Money Market Fund and the Equity Index Fund, which do not offer Class B shares) also have adopted Rule 12b-1 distribution plans.

      Under the current Class B plans, each Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the California Tax Free

Fund, New York Tax Free Fund and the Tax Free Bond Fund) of the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class B shares.

      The Class C shares of each Fund (except the Money Market Fund and the Equity Index Fund, which does not offer Class C shares) also have adopted Rule 12b-1 distribution plans.

      Under the Class C plans, each Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.50% in the case of the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund) of the average daily net assets attributable to the Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class C shares.

      Each Plan shall continue in effect from year to year, provided such continuance is approved annually by a vote of the Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of each Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. So long as any Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the respective Fund and its shareholders. Pursuant to the Class A, Class B and Class C Plans, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein.

      Pursuant to a rule of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

      For the fiscal year ended December 31, 1999, the Funds paid distribution and service fees pursuant to the Class A, Class B and Class C Plans as follows (Class C shares were not offered prior to September 1, 1998):

                                                                            YEAR ENDED DECEMBER 31, 1999
                                                                          --------------------------------
                                                       AMOUNT OF FEE      AMOUNT OF FEE      AMOUNT OF FEE
                                                        PURSUANT TO        PURSUANT TO        PURSUANT TO
                                                        CLASS A PLAN      CLASS B PLAN        CLASS C PLAN
                                                       -------------      -------------      -------------
              Blue Chip Growth Fund+++                 $     89,206      $  1,144,496        $      21,303
              California Tax Free Fund                       39,369            57,336                2,066
              Capital Appreciation Fund                   1,152,676        29,944,657              123,691
              Convertible Fund                               99,395         6,137,135                2,720
              Equity Income Fund+++                          35,241           128,524                2,892
              Equity Index Fund                           2,627,779               N/A                  N/A
              Global High Yield Fund+++                      19,001            31,103                  388
              Government Fund                                70,277         5,432,877                2,927
              Growth Opportunities Fund+++                   46,221           340,897                2,265
              High Yield Corporate Bond Fund                795,741        33,641,614              358,364
              International Bond Fund                        34,024           162,824                  453
              International Equity Fund                      65,658           791,552                3,415
              MAP Equity Fund                                 8,249            28,437                5,069
              Money Market Fund                                 N/A               N/A                  N/A
              New York Tax Free Fund                         35,982            39,918                   48
              Research Value Fund+++                         30,312            73,200                6,431
              Small Cap Growth Fund+++                       66,855           436,319                3,536
              Small Cap Value Fund+++                        34,410           137,539                4,445
              Strategic Income Fund                          53,376           626,557                7,300
              Strategic Value Fund                           46,124           375,177                1,220
              Tax Free Bond Fund                             48,705         2,119,102                  784
              Total Return Fund                             441,308        15,472,700               27,110
              Value Fund                                    285,365        11,225,055                4,006

      For the fiscal year ended December 31, 1999, 1998 and 1997, NYLIFE Distributors retained the following amounts of sales charges including CDSC for Class A shares of the Funds:

                                                                   YEAR ENDED DECEMBER 31,

                                                         1999              1998                1997
                                                         ----              ----                ----
            Blue Chip Growth Fund+++                 $  37,028            $18,599                  --
            California Tax Free Fund                     5,727              5,765            $  6,958
            Capital Appreciation Fund                  265,282            249,244             201,562
            Convertible Fund                            10,819             10,796              39,646
            Equity Income Fund+++                        6,265              2,531                  --
            Equity Index Fund                          643,812            547,315             329,059
            Global High Yield Fund+++                      182                766                  --
            Government Fund                             18,246             16,947               5,803
            Growth Opportunities Fund+++                10,544              3,564                  --
            High Yield Corporate Bond Fund             200,384            335,190             308,282
            International Bond Fund                      1,708              2,626               5,235
            International Equity Fund                   12,862             11,418             121,009
            MAP Equity Fund++++                         10,715                N/A                 N/A
            Money Market Fund+                         189,204                N/A                 N/A

                                                                   YEAR ENDED DECEMBER 31,

                                                         1999              1998                1997
                                                         ----              ----                ----

            New York Tax Free Fund                       1,392              3,909               2,297
            Research Value Fund+++                       3,915              2,903                  --
            Small Cap Growth Fund+++                    15,733              9,699                  --
            Small Cap Value Fund+++                      5,914              7,842                  --
            Strategic Income Fund++                     11,748             16,088              14,008
            Strategic Value Fund++                       5,936             20,954                 344
            Tax Free Bond Fund                           7,520              5,062               5,710
            Total Return Fund                           80,412             67,358              50,232
            Value Fund+                                 40,932             90,483             112,844

      For the fiscal years ended December 31, 1999, 1998 and 1997, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:

                                                                 YEAR ENDED DECEMBER 31,

                                                           1999             1998           1997
                                                           ----             ----           ----

            Blue Chip Growth Fund+++                   $    110,701         $9,233             --
            California Tax Free Fund                         15,817         14,309         $3,586
            Capital Appreciation Fund                     3,035,227      2,052,866      1,485,899
            Convertible Fund                              1,336,476      1,760,525      1,466,588
            Equity Income Fund+++                            18,309            169             --
            Equity Index Fund                                   N/A            N/A            N/A
            Global High Yield Fund+++                         2,637          1,244             --
            Government Fund                                 470,807        535,272        788,647
            Growth Opportunities Fund+++                     24,943          1,935             --
            High Yield Corporate Bond Fund                5,180,406      4,333,277      2,684,352
            International Bond Fund                          26,524         36,901         31,152
            International Equity Fund                       103,219        102,712         88,010
            MAP Equity Fund++++                                 912            N/A            N/A
            Money Market Fund+                            1,395,811        892,546        779,844
            New York Tax Free Fund                           25,347         13,598          2,531
            Research Value Fund+++                           15,496          1,171             --
            Small Cap Growth Fund+++                         47,467          4,526             --
            Small Cap Value Fund+++                          21,039          3,797             --
            Strategic Income Fund++                          90,634         76,399         11,479
            Strategic Value Fund++                          142,252         86,652             --
            Tax Free Bond Fund                              314,438        350,238        492,542
            Total Return Fund                             1,092,347        908,734        871,336
            Value Fund                                    1,574,675      1,412,491        996,052

---------------

+ The amount shown represents proceeds from contingent deferred sales charges which were assessed on redemptions of shares which had previously been exchanged from other Funds into the Money Market Fund.

++ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.

+++ Commenced operations on June 1, 1998.

++++ For the period June 9, 1999 through December 31, 1999.

      For the fiscal year ended December 31, 1999, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:

                                                          YEAR ENDED         PERIOD OF SEPTEMBER 1, 1998
                                                      DECEMBER 31, 1999+        TO DECEMBER 31, 1998+

          Blue Chip Growth Fund                             $  1,115                   --
          California Tax Free Fund                               624                   --
          Capital Appreciation Fund                           16,997                   --
          Convertible Fund                                       317                   82
          Equity Income Fund                                     514                   --
          Equity Index Fund                                      N/A                   N/A
          Global High Yield Fund                                 119                   20
          Government Fund                                          9                   --
          Growth Opportunities Fund                              378                   --
          High Yield Corporate Bond Fund                      35,789                   --
          International Bond Fund                              1,392                  1,170
          International Equity Fund                               31                   --
          MAP Equity Fund++                                       --                   --
          Money Market Fund+                                      --                   --
          New York Tax Free Fund                                  --                   --
          Research Value Fund                                    100                   --
          Small Cap Growth Fund                                  401                   --
          Small Cap Value Fund                                   576                   --
          Strategic Income Fund                                5,339                   --
          Strategic Value Fund                                   813                   150
          Tax Free Bond Fund                                     529                   --
          Total Return Fund                                    1,082                   --
          Value Fund                                             585                   --

 ---------------------------
 + Class C shares were not offered prior to September 1, 1998.
 ++For the period June 9, 1999 through December 31, 1999.

For the fiscal year ended December 31, 1999, the following amounts were spent on compensation to dealers with respect to the Class A shares of each Fund: Blue Chip Growth Fund spent $635,385; California Tax Free Fund spent $96,761; Capital Appreciation Fund spent $4,173,092; Convertible Fund spent $225,616; Equity Income Fund spent $167,074; Equity Index Fund spent $10,795,046; Global High Yield Fund spent $18,348; Government Fund spent $437,493; Growth Opportunities Fund spent $183,435; High Yield Corporate Bond Fund spent $2,968,790; International Bond Fund spent $48,447; International Equity Fund spent $214,391; MAP Equity Fund spent $125,697; New York Tax Free Fund spent $54,699; Research Value Fund spent $52,935; Small Cap Growth Fund spent $397,656; Small Cap Value Fund spent $82,369; Strategic Income Fund spent $198,023; Strategic Value Fund spent $102,878; Tax Free Bond Fund spent $118,114; Total Return Fund spent $1,340,813; and Value Fund spent $841,045.

      For the fiscal year ended December 31, 1999, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

                                                                                                                        Approximate
                                            Printing and                                                                   Total
                                               Mailing                                                                 Amount Spent
                                Sales       Prospectuses   Compensation   Compensation                                   By NYLife
                               Material     To Other than       To             To                          Sales       Distributors
                                 and           Current     Distribution      Sales                     Distribution     With Respect
                             Advertising    Shareholders     Personnel     Personnel        Other          Costs          to Fund
                             -----------    ------------     ---------     ---------        -----          -----          -------

Capital Appreciation Fund    $    20,031    $    71,540    $   701,164    $   358,082    $   727,492    $ 4,173,092    $ 6,051,401
Value Fund                         3,609         16,781        128,900         69,246        127,900        841,045      1,187,481
Convertible Fund                     978          5,994         26,909         15,866         28,519        225,616        303,882
High Yield Corp. Bond Fund        14,532         49,007        504,326        297,591        533,498      2,968,790      4,367,174
Government Fund                    2,284          4,379         83,648         44,985         88,837        437,493        661,626
Tax Free Bond Fund                   429          2,849         18,988          6,931         19,326        118,114        166,637
Total Return Fund                  6,330         26,930        217,146        117,835        224,437      1,340,813      1,933,491
California Tax Free Fund             247          2,242         10,626          6,507         12,674         96,761        129,057
New York Tax Free Fund               150          2,102          4,337          2,384          4,154         54,699         67,826
International Bond Fund              114          1,979          3,552          1,720          3,397         48,447         59,209
International Equity Fund            956          4,119         34,659         17,621         37,443        214,391        309,189
Strategic Income Fund                975          3,156         31,647         16,779         29,300        198,023        279,880
Strategic Value Fund                 417          2,744         14,221          7,477         13,682        102,878        141,419
Equity Index Fund                 50,949        163,493      1,877,895        964,924      1,896,803     10,795,046     15,749,110
Blue Chip Growth Fund              3,942          6,097        127,324         73,579        137,989        638,385        987,316
Research Value Fund                  286          1,862          8,148          5,194          8,481         52,935         76,906
Small Cap Value Fund                 407          2,091         14,834          7,755         14,510         82,369        121,966
Growth Opportunity Fund              956          2,968         35,110         20,026         35,493        183,435        277,988
Small Cap Growth Fund              2,915          4,775         83,212         50,687         85,152        397,656        624,397
Equity Income Fund                 1,073          2,239         32,573         20,926         37,401        167,074        261,286
Global High Yield Fund                84          1,153          2,147          1,296          1,952         18,348         24,980
MAP Equity Fund                      888            662         26,008         16,505         26,805        125,697        196,565
===================================================================================================================================
        Total                $   112,552    $   379,162    $ 3,987,374    $ 2,123,916    $ 4,095,245    $23,281,107    $33,979,356
===================================================================================================================================

      For the fiscal year ended December 31, 1999, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

                                                                                                                       Approximate
                                                                                                                       Total Amount
                                           Printing and                                                                  Spent By
                                              Mailing                                                                     NYLife
                                Sales      Prospectuses    Compensation                                                Distributors
                               Material    To Other than        To        Compensation                     Sales           With
                                 and          Current      Distribution     To Sales                    Distribution    Respect to
                             Advertising   Shareholders     Personnel       Personnel       Other          Costs        Each Fund
                             -----------   ------------     ---------       ---------       -----          -----        ---------

Capital Appreciation Fund    $    93,366    $   281,671    $ 2,902,405    $ 1,048,667    $ 3,255,502    $21,796,981    $29,378,592
Value Fund                        19,590        100,902        616,321        220,665        678,079      5,640,117      7,275,674
Convertible Fund                   5,306         56,143        156,334         60,795        175,074      2,270,353      2,724,005
High Yield Corp. Bond Fund        93,885        308,257      2,990,403      1,082,575      3,289,041     23,220,863     30,985,024
Government Fund                    6,420         48,739        210,084         76,516        239,059      2,470,316      3,051,134
Tax Free Bond Fund                 3,850         37,670        136,575         48,458        150,430      1,811,397      2,188,380
Total Return Fund                 33,584        143,761      1,051,018        379,301      1,180,477      8,982,040     11,770,181
California Tax Free Fund             680          1,043         19,311          6,649         21,054        138,894        187,631
New York Tax Free Fund               335            718          9,427          3,462         10,353         66,567         90,862
International Bond Fund              334          1,443         11,200          4,018         12,692         98,090        127,777
International Equity Fund          2,538          7,456         80,868         30,274         90,322        602,617        814,075
Strategic Income Fund              1,891          5,692         61,662         22,179         68,270        461,097        620,791
Strategic Value Fund               1,112          3,390         35,018         12,520         38,430        246,460        336,939
Blue Chip Growth Fund             18,400         12,505        540,146        202,669        618,061      2,928,241      4,320,022
Research Value Fund                  763            731         21,436          7,945         23,052        123,704        177,631
Small Cap Value Fund               1,262          1,317         40,420         14,971         44,769        232,155        334,894
Growth Opportunity Fund            5,035          3,613        153,452         56,168        166,367        830,633      1,215,268
Small Cap Growth Fund              8,456          5,168        240,275         99,634        277,731      1,219,591      1,850,855
Equity Income Fund                 3,044          1,416         86,535         32,652         92,601        439,726        655,974
Global High Yield Fund               286            302          8,082          2,935          8,736         45,711         66,052
MAP Equity Fund                    2,156            403         55,899         21,611         59,848        268,853        408,770
===================================================================================================================================
        Total                $   302,293    $ 1,022,340    $ 9,426,871    $ 3,434,664    $10,499,948    $73,894,415    $98,580,531
===================================================================================================================================

      For the fiscal year ended December 31, 1999, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

                                                                                                                       Approximate
                                                                                                                       Total Amount
                                           Printing and                                                                  Spent By
                                              Mailing                                                                     NYLife
                                Sales      Prospectuses    Compensation                                                Distributors
                               Material    To Other than        To        Compensation                     Sales           With
                                 and          Current      Distribution     To Sales                    Distribution    Respect to
                             Advertising   Shareholders     Personnel       Personnel       Other          Costs        Each Fund
                             -----------   ------------     ---------       ---------       -----          -----        ---------

Capital Appreciation Fund     $    1,244     $    4,506     $   41,233     $   13,864     $   40,497     $  216,291     $  317,635
Value Fund                            55            218          1,881            651          1,772          9,591         14,168
Convertible Fund                     123            443          2,646            926          2,359         11,922         18,419
High Yield Corp. Fund              3,768         14,389        119,848         43,521        114,456        639,118        935,100
Government Fund                       61            261          1,537            652          1,162          8,479         12,152
Tax Free Bond Fund                    23             87            746            327            867          5,198          7,248
Total Return Fund                    351          1,409         11,329          4,016         10,989         57,826         85,920
California Tax Free Fund             128            457          3,004            922          2,537         13,331         20,379
New York Tax Free Fund                 6             20            118             35             97            485            761
International Bond Fund                4             15            272             91            229          1,300          1,911
International Equity Fund             18             63            622            210            581          3,006          4,500
Strategic Income Fund                 65            348          3,251          1,095          3,353         16,313         24,425
Strategic Value Fund                   9             41            402            143            329          2,359          3,283
Blue Chip Growth Fund                401          2,055         12,264          5,631          9,842         72,519        102,712
Research Value Fund                   45            154          1,629            565          1,811          9,032         13,236
Small Cap Value Fund                  25            102          1,055            368          1,088          5,741          8,379
Growth Opportunity Fund               58            271          1,724            703          1,434          9,669         13,859
Small Cap Growth Fund                181          1,025          3,807          2,453          2,261         27,212         36,939
Equity Income Fund                   107            447          3,200          1,193          2,515         15,605         23,067
Global High Yield Fund                 8             16            210             60            233          1,003          1,530
MAP Equity Fund                      170            702          4,449          1,858          4,249         23,582         35,010
===================================================================================================================================
      Total                   $    6,850     $   27,029     $  215,227     $   79,284     $  202,661     $1,149,582     $1,680,633
===================================================================================================================================

      Total differences due to inherent Lotus rounding.

OTHER SERVICES

      Pursuant to an Accounting Agreement with the Trust, dated October 24, 1997, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust.

      For the fiscal years ended December 31, 1999 and 1998, and the period from October 27, 1997 through December 31, 1997, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:

                                              YEAR ENDED                YEAR ENDED
                                           DECEMBER 31, 1999         DECEMBER 31, 1998       10/27/97 - 12/31/97
                                           -----------------         -----------------       -------------------
    Blue Chip Growth Fund++                     $40,659                     $8,769                   $N/A
    California Tax Free Fund                     12,599                      8,531                    N/A
    Capital Appreciation Fund                   373,458                    275,485                 41,466
    Convertible Fund                             92,042                    110,412                 21,595
    Equity Income Fund++                         13,643                      7,133                    N/A
    Equity Index Fund                           131,779                     61,548                    N/A
    Global High Yield Fund++                     12,001                      7,000                    N/A
    Government Fund                              83,835                     88,839                 16,639
    Growth Opportunities Fund++                  20,936                      7,133                    N/A
    High Yield Corporate Bond Fund              398,497                    395,788                 68,994
    International Bond Fund                      13,312                     14,829                  2,608
    International Equity Fund                    37,185                     33,255                  5,460
    MAP Equity Fund+++                           15,964                        N/A                    N/A
    Money Market Fund                            86,768                     74,315                 12,407
    New York Tax Free Fund                       12,000                      8,000                    N/A
    Research Value Fund++                        12,000                      7,133                    N/A
    Small Cap Growth Fund++                      25,029                      7,280                    N/A
    Small Cap Value Fund++                       13,044                      7,133                    N/A
    Strategic Income Fund+                       31,577                     28,380                  4,701
    Strategic Value Fund+                        22,029                     20,585                  2,323
    Tax Free Bond Fund                           71,012                     75,715                 13,665
    Total Return Fund                           199,319                    169,320                 28,016
    Value Fund                                  150,373                    176,604                 31,142

+ The Strategic Income Fund commenced operations on February 28, 1997. The
   Strategic Value Fund commenced operations on October 21, 1997.

++ Commenced operations on June 1, 1998.

+++ The MAP Equity Fund commenced operations on June 9, 1999.

      For the period January 1, 1997 through October 26, 1997 and the fiscal year ended December 31, 1996, the amount of recordkeeping fees paid to NYLIFE Distributors, the previous Accounting Agent, by each Fund was as follows:

                                                         PERIOD                   YEAR ENDED
                                                    1/1/97 - 10/26/97         DECEMBER 31, 1996
                                                    -----------------         -----------------

    California Tax Free Fund                                  $N/A                   $   N/A
    Capital Appreciation Fund                              164,868                   145,721
    Convertible Fund                                       108,332                    81,568
    Equity Index Fund                                          N/A                       N/A
    Government Fund                                         80,879                   114,622
    High Yield Corporate Bond Fund                         270,515                   233,333
    International Bond Fund                                 11,358                    12,511
    International Equity Fund                               24,683                    22,075
    Money Market Fund                                       54,915                    62,593
    New York Tax Free Fund                                     N/A                       N/A
    Strategic Income Fund +                                 13,624                       N/A
    Strategic Value Fund +                                     N/A                       N/A
    Tax Free Bond Fund                                      60,703                    80,430
    Total Return Fund                                      119,962                   126,154
    Value Fund                                             125,541                    16,985

----------------

     + The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operation on October 21, 1997.

      In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MainStay Shareholder Services for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

      Except for the expenses to be paid by the Manager as described in the Prospectuses, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated with the Manager or Subadvisors,
(iii) certain fees and expenses of the Trust's Custodians and Transfer Agent,
(iv) the charges and expenses of the Trust's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions, (vi) the fees of any trade association of which a Fund or the Trust is a member, (vii) the cost of share certificates representing shares of a Fund, (viii) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business,
(xi) any expenses assumed by the Fund pursuant to its plan of distribution,
(xii) all taxes and business fees payable by a Fund to federal, state or other governmental agencies, and (xiii) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

      Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      Regarding the California Tax Free Fund and New York Tax Free Fund, newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices.

      The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Subadvisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Subadvisors may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

      NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

      Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Subadvisor's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Although commissions paid on every transaction will, in the judgment of the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Subadvisors' clients and not solely or necessarily for the benefit of the Trust. The Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

      In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Subadvisors. Investment decisions for a Fund and for the Subadvisors' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

      The Sub-Advisory fee that the Manager pays on behalf of each Fund to the Subadvisors will not be reduced as a consequence of the Subadvisors' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be clearly determined. Such services would be useful and of value to the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Subadvisors in carrying out their obligations to the Funds.

      For the fiscal years ended December 31, 1999, 1998 and 1997, each of the following Funds paid brokerage commissions as follows:

                                                                                     Total Brokerage Commissions
                                    Total Brokerage Commissions Paid                 Paid to Affiliated Persons
                                    --------------------------------                 --------------------------
                               Year ended     Year ended      Year ended      Year ended     Year ended      Year ended
                              Dec. 31, 1999  Dec. 31, 1998  Dec. 31, 1997   Dec. 31, 1999   Dec. 31, 1998  Dec. 31, 1997
                              -------------  -------------  -------------   -------------   -------------  -------------
Blue Chip Growth Fund++        $  216,627     $   52,673     $        --       $      --      $      --       $      --
Capital Appreciation Fund       2,511,097      1,418,340       1,349,716              --             --              --
Convertible Fund                1,987,014      2,933,036       1,728,411              --             --              --
Equity Income Fund++              169,126         40,578              --              --             --              --
Equity Index Fund                 165,287        199,806          24,704              --             --              --
Government Fund                   --             --                1,719              --             --              --
Growth Opportunities Fund++       103,378         28,756              --              --             --              --
High Yield Corporate Bond Fund  2,914,061      1,730,356       1,297,005              --             --              --
International Equity Fund         264,093        230,372         239,373              --             --              --
MAP Equity Fund++                  33,115             --              --              --             --              --
Research Value Fund++              40,590         27,977              --              --             --              --
Small Cap Growth Fund++            63,804         43,448              --              --             --              --
Small Cap Value Fund++             53,686         60,955              --              --             --              --
Strategic Income Fund+              7,160          2,531          11,739              --             --              --
Strategic Value Fund+              96,588        237,599          21,314              --             --              --
Total Return Fund                 846,320        496,313         609,009              --             --              --
Value Fund                      2,994,078      2,776,378       2,347,711              --             --              --

                                                                                                   Total Brokerage
                                                                                                  Commissions Paid
                                                Total Amount of Transactions                       to Brokers that
                                                   Where Commissions Paid                         Provided Research
                               ---------------------------------------------------------------  ----------------------
                                   Year Ended           Year Ended           Year Ended              Year ended
                                December 31, 1999   December 31, 1998     December 31, 1997       December 31, 1999
                                -----------------   -----------------     -----------------       -----------------
Blue Chip Growth Fund++          $241,372,777           $59,586,318     $             --          $           --
Capital Appreciation Fund       2,194,930,826         1,150,491,675          987,618,526               2,061,262
Convertible Fund                1,625,240,663         2,129,442,319        1,608,359,897               1,535,556
Equity Income Fund++               88,501,126            60,556,859                   --                 140,183
Equity Index Fund                 206,304,862           211,986,359           21,111,250                 152,947
Government Fund                      --                  --                   12,111,250                      --
Growth Opportunities Fund++        79,620,046            23,105,426                   --                 103,379
High Yield Corporate Bond Fund    308,902,539           644,381,301        1,451,737,826               2,709,006
International Equity Fund          79,794,853            84,406,014           60,462,344                  84,773
MAP Equity Fund+++                 37,595,693                    --                   --                   9,534
Research Value Fund++              29,597,856            24,199,572                   --                  37,380
Small Cap Growth Fund++            27,607,675            18,719,435                   --                  34,261
Small Cap Value Fund++             20,325,827            26,176,292                   --                  19,728
Strategic Income Fund+              3,934,613             1,122,044           41,537,454                   4,830
Strategic Value Fund+              48,224,066           147,090,662           12,723,841                  85,074
Total Return Fund                 714,836,564           403,031,223          459,057,404                 714,048
Value Fund                      1,547,917,417         2,147,864,794        1,523,756,743               2,398,517

   + The Strategic Income Fund commenced operations on February 28, 1997 and the Strategic Value Fund commenced operations on October 21, 1997.

   ++  Commenced operations June 1, 1998.

   +++  Commenced operations June 9, 1999.

      The California Tax Free Fund, Global High Yield Fund, International Bond Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund paid no brokerage commissions during the fiscal years ended December 31, 1999, 1998 and 1997.

      For the fiscal years ended December 31, 1997, 1998 and the period January 1, 1999 through June 8, 1999, the MAP-Equity Fund (predecessor to the MAP Equity
Fund) paid total brokerage commissions of $61,779 in 1997 (on portfolio transactions amounting to $84,698,287), of which approximately 24.3% was paid to brokers that provided research; $44,997 in 1998 (on portfolio transactions amounting to $63,342,288), of which approximately 37.9% was paid to brokers that provided research; and $12,303 in 1999 (on portfolio transactions amounting to $17,285,287) of which approximately 18% was paid to brokers that provided research.

      As of December 31, 1999, Blue Chip Growth Fund held common stock of Merrill Lynch & Co, Inc. valued at $4,191,700; Capital Appreciation Fund held common stock of Goldman Sachs Group Inc. valued at $22,605,000; and Merrill Lynch Premier Institutional Fund valued at $51,145,000; Convertible Fund held convertible bonds of Morgan Stanley Dean Witter & Co., zero coupon bonds, due 8/17/05 valued at $6,111,630 and zero coupon, due 10/19/06 valued at $7,353,000;
convertible bonds of Merrill Lynch & Co., Inc., 0.25%, due 5/10/06 valued at $5,376,000 and 1.00%, due 7/20/06 valued at $3,640,000; convertible preferred stock of Merrill Lynch & Co., Inc., 6.25%, Series IGL valued at $693,550; commercial paper of Goldman Sachs Group LP valued at $9,672,534; and Merrill Lynch Premier Institutional Fund valued at $25,211,688; Equity Index Fund held common stock of American Express Co. valued at $7,481,416, Morgan Stanley Dean Witter & Co. valued at $7,998,996, T. Rowe Price Associates, Inc. valued at $472,800, Bear Stearns Cos., Inc. valued at $528,561, Lehman Brothers Holdings Inc. valued at $1,008,543, Merrill Lynch & Co., Inc. valued at $3,097,349, Paine Webber Group Inc. valued at $566,663 and Charles Schwab Corp. valued at $3,162,714; Government Fund held asset-backed securities of Morgan Stanley Aircraft Finance, Series 1, Class A1, 6.6725%, due 3/15/23 valued at $8,187,543; mortgage-backed securities of CS First Boston Mortgage Securities Corp., Series 1999-C1, Class A2, 7.29%, due 9/15/41 valued at $3,733,500, Lehman Large Loan,
Series 1997-LLI, Class A1, 6.79%, due 10/12/34 valued at $8,010,829; and Merrill Lynch Mortgage Investors, Inc., Series 1998-C2, Class A1, 6.22%, due 2/15/30 valued at $5,523,286, Series 1995-C2, Class A1, 7.0793%, due 6/15/21 valued at
$3,584,850 and Series 1999-C2, Class A1, 7.56%, due 11/15/31 valued at
$3,060,053; Growth Opportunities Fund held common stock of American Express Co. valued at $831,250; High Yield Corporate Bond Fund corporate bonds of LaBranche & Co. Inc., 9.50% due 8/15/04 valued at $242,500; held commercial paper of Goldman Sachs Group L.P. valued at $22,930,619, Merrill Lynch & Co., Inc. valued at $23,448,239, Morgan Stanley Dean Witter & Co. valued at $59,449,440 and Salomon Smith Barney Holdings, Inc. valued at $29,884,500; and Merrill Lynch Premier Institutional Fund valued at $41,964,906; MAP Equity Fund held common stock of American Express Co. valued at $2,029,414; Money Market Fund held commercial paper of American Express Credit Corp. valued at $12,846,190, Goldman Sachs Group L.P. valued at $23,653,033, Merrill Lynch & Co. Inc. valued at $11,939,497, Morgan Stanley Dean Witter & Co. valued at $17,972,850, Prudential Funding Corp. valued at $17,932,306 and Salomon Smith Barney Holdings Inc. valued at $11,962,060; medium-term notes of Morgan Stanley Dean Witter & Co. valued at $6,000,047, Prudential Funding Corp., Series B valued at $5,002,177 and Salomon Smith Barney Holdings Inc. valued at $4,852,997; and Merrill Lynch Premier Institutional Fund valued at $26,905,026; Small Cap Growth Fund held commercial paper of Merrill Lynch & Co. Inc. valued at $2,991,296; Strategic Income Fund held corporate bonds of Morgan Stanley Dean

Witter & Co., 7.125%, due 1/15/03 valued at $299,781, Donaldson, Lufkin & Jenrette, Inc., 6.50%, due 6/1/08 valued at $160,925, Goldman Sachs Group, Inc., Series MTNA, 6.6038%, due 1/8/01 valued at $125,475 and Lehman Brothers Holdings, Inc., 6.625%, due 2/5/06 valued at $66,224; mortgage-backed securities of CS First Boston Mortgage Securities Corp., Series 1999-C1, Class A2, 7.29%, due 9/15/41 valued at $201,413, Lehman Large Loan, Series 1997-LLI, Class A1, 6.79%, due 6/12/04 valued at $150,350, Merrill Lynch Mortgage Investors, Inc., Series 1998-C2, Class A1, 6.22%, due 2/15/30 valued at $117,696, Series 1995-C2,
Class A1, 7.0793%, due 6/15/21 valued at $551,810, Series 1999-C1, Class A2,
7.56%, due 11/15/31 valued at $139,546 and Salomon Brothers Mortgage Securities VII, Series 1997-TZH, Class A1, 7.15%, due 3/25/25 valued at $208,089; and commercial paper of Merrill Lynch & Co., Inc. valued at $1,438,451; Strategic Value Fund held convertible bonds of Merrill Lynch & Co., Inc., 0.25%, due 5/10/06 valued at $432,000; and commercial paper of American Express Credit Corp. valued at $499,594 and Prudential Funding Corp. valued at $1,099,106; Total Return Fund held asset-backed securities of Morgan Stanley Aircraft Finance, Series 1, Class A1, 6.6725%, due 3/15/23 valued at $4,538,638;
corporate bonds of Morgan Stanley Dean Witter & Co., 7.125%, due 1/15/03 valued at $6,670,127, Donaldson, Lufkin & Jenrette Inc., 6.50%, due 6/1/08 valued at $3,779,433, Goldman Sachs Group Inc., Series A, 6.6038%, due 1/8/01 valued at $2,810,640, LaBranche & Co., Inc., 9.50%, due 8/15/04 valued at $538,350, and
Lehman Brothers Holding Inc., 6.625%, due 2/5/06 valued at $1,296,102; mortgage-backed securities of CS First Boston Mortgage Securities Corp., Series 1999-C1, Class A2, 7.29%, due 9/15/41, valued at $4,377,038, Lehman Large Loan,
Series 1997-LLI, Class A1, 6.79%, due 6/12/04 valued at $2,931,822, Merrill Lynch Mortgage Investors, Inc., Series 1998-C2, Class A1, 6.22%, due 2/15/30 valued at $2,332,895, Series 1995-C2, Class A1, 7.0793%, due 6/15/21 valued at
$3,442,844, Series 1999-C1, Class A2, 7.56%, due 11/15/31 valued at $3,060,053 and Salomon Brothers Mortgage Securities VII, Series 1997-TZH, Class A1, 7.15%, due 3/25/25 valued at $4,104,666; and Merrill Lynch Premier Institutional Fund valued at $22,470,468; and Value Fund held commercial paper of American Express Credit Corp. valued at $8,953,566 and Goldman Sachs Group Inc. valued at $10,164,863; and Merrill Lynch Premier Institutional Fund valued at $12,745,282.

      A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

      The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Funds, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may also result in the realization of an increase in net short-term capital gains by the Fund which, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

      The Trust determines the net asset value per share of each class of each Fund on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the first session of the New York Stock Exchange (currently 4:00 p.m., New York time) for each class of shares of each Fund (except the Money Market Fund, which is determined at noon), by dividing the current market value (amortized cost, in the case of the Money Market

Fund) of the total assets attributable to that class, by the total number of outstanding shares of that class.

      Portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing on instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      Portfolio securities of each of the other Funds are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price of the first session on that day or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges; (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system; (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's Subadvisor if the prices are deemed by the Subadvisor to be representative of market values at the close of the first session of the New York Stock Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by the Subadvisor, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques and/or matrix pricing if those prices are deemed by a Fund's Subadvisor to be representative of market values at the close of the first session of the New York Stock Exchange; (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculations may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less are valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Funds are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

      Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Trust is informed after the ex-dividend date.

      Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

      Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in the Funds' calculation of net asset values. However, a Subadvisor, in consultation with the Manager, may, in its judgement, determine that an adjustment to a Fund's net asset value should be made because intervening events have caused the Fund's net asset value to be materially inaccurate.

      Because the Guarantee regarding the Equity Index Fund is payable to shareholders directly (and not payable to the Equity Index Fund), and because it represents only a contingent liability of New York Life Inc. rather than an agreement to pay a definite amount on the Guarantee Date, the Trustees believe that the Guarantee should have no impact in determining the Equity Index Fund's net asset value.

      The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

      To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

      A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by MainStay Shareholder Services LLC ("MSS"). If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in a Fund (other than the Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                            SHAREHOLDER TRANSACTIONS

      MSS may accept written requests from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance's:

      - dividend and capital gain changes (including moving dividends between account registrations);

      -     address changes;

      - certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

      -     exchange requests between identical registrations; and

      -     redemptions less than $100,000 to the record address only.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

      The three classes of shares each represent an interest in the same portfolio of investments of each Fund, have the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Each class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements."

BY MAIL

      Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's Registered Representative. Shares of any Fund, except the Money Market Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Money Market Fund (which seeks to maintain a constant net asset value of $1.00 per share), the share purchase is effected at the NAV next determined after receipt in good order of the purchase order by MSS.

BY TELEPHONE


      For all Funds, other than the Money Market Fund, an investor may make an initial investment by having his or her Registered Representative telephone MSS between 8:00 AM and 4:00 PM, Eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Funds and MSS for transactions effected by telephone, see "Know How to Sell and Exchange Shares."


BY WIRE


      For both initial and subsequent investments, federal funds should be wired to:


State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
ABA No.: 011 0000 28 Attn.: Custody and Shareholder Services
For Credit: MainStay ________________ Fund-Class______
Shareholder Account No.____________________________
Shareholder Registration ____________________________
DDA Account Number 99029415

      An application must be received by MSS within three business days.

      The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the Registered Representative must call MSS by 12:00 noon Eastern time, and federal funds must be received by the MSS before 4:00 PM Eastern time.

      Wiring money to the Trust will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by ACH payment, the Trust may withhold payment for up to 10 days from the date the check is received.

ADDITIONAL INVESTMENTS

      Additional investments in a Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

      The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Trustees; New York Life and its subsidiaries and their employees, officers, directors or agents; through financial services firms that have entered into an agreement with the Funds or New York Life Distributors; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors, Inc. products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

      Investors whose bank is a member of the Automated Clearing House ("ACH") may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (between 8:00 AM and 4:00 PM, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit for an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

      Investors may, subject to the approval of the Trust, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call MAINSTAY at 1- 800-MAINSTAY before sending any securities.

      The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

      The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Money Market Fund.

      The sales charge applicable to an investment in Class A shares of the Blue Chip Growth Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Growth Opportunities Fund, International Equity Fund, MAP Equity Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Value Fund, Total Return Fund and Value Fund will be determined according to the following table:

                                        Sales Charge as                      Sales Charge as a Percentage of
                                       a Percentage of:                              Offering Price:
                                                          Net                                         Retained
       Amount of                Offering                Amount                Retained                 by the
        Purchase                 Price                 Invested               by Dealer              Distributor
        --------                 -----                 --------               ---------              -----------
       Less than $50,000             5.50%                  5.82%                  4.75%                  0.75%
      $50,000 to $99,999             4.50%                  4.71%                  4.00%                  0.50%
    $100,000 to $249,999             3.50%                  3.63%                  3.00%                  0.50%
    $250,000 to $499,999             2.50%                  2.56%                  2.00%                  0.50%
    $500,000 to $999,999             2.00%                  2.04%                  1.75%                  0.25%
     $1,000,000 or more*              None                   None             See Below*                   None

      The sales charge applicable to an investment in Class A shares of the California Tax Free Fund, Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund will be determined according to the following table:

                                         Sales Charge as                       Sales Charge as a Percentage of
                                         a Percentage of:                               Offering Price:
                                                           Net                                          Retained
        Amount of                 Offering               Amount                Retained                  by the
        Purchase                   Price                Invested               by Dealer              Distributor
        --------                   -----                --------               ---------              -----------
       Less than $100,000          4.50%                  4.71%                  4.00%                   0.50%
     $100,000 to $249,999          3.50%                  3.63%                  3.00%                   0.50%
     $250,000 to $499,999          2.50%                  2.56%                  2.00%                   0.50%
     $500,000 to $999,999          2.00%                  2.04%                  1.75%                   0.25%
      $1,000,000 or more*           None                   None             See Below*                    None

      The sales charge for Class A Shares of the Equity Index Fund will be determined according to the following table:

                                        Sales Charge as                          Sales Charge as a Percentage of
                                       a Percentage of:                                  Offering Price:
                                                         Net                                               Retained
       Amount of                 Offering              Amount                  Retained                     by the
        Purchase                  Price               Invested                 by Dealer                 Distributor
        --------                  -----               --------                 ---------                 -----------
      Less than $100,000          3.00%                 3.09%                      2.75%                     0.25%
    $100,000 to $249,999          2.50%                 2.56%                      2.25%                     0.25%
    $250,000 to $499,999          2.00%                 2.04%                      1.75%                     0.25%

    $500,000 to $999,999          1.50%                 1.52%                      1.25%                     0.25%
     $1,000,000 or more*           None                  None                 See Below*                      None

--------------

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares -- Contingent Deferred Sales Charge, Class A."


      Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. In such cases, the dealer will receive a commission of 1.00% on the portion of a sale from $1,000,000 to $2,999,999, 0.50% of any portion from $3,000,000 to $4,999,999 and 0.40% on any portion of $5,000,000 or more. In addition, for commission purposes, the Trust will treat Class A share purchases of Funds, other than the Money Market Fund, in an amount less than $1,000,000 by defined contribution plans, other than non-ERISA 403(b) plans and IRA plans, that are sponsored by employers with 50 or more participants as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.


      The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

      Set forth below is an example of the method of computing the offering price of Class A shares of the Equity Index Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on December 31, 1999.

    Net Asset Value per Class A Share
       at December 31, 1999                                            $47.36

    Per Share Sales Charge - 3.00% of
       offering price (3.09% of net asset value per share)              $1.46

    Class A Per Share Offering Price to the Public                     $48.82

      The sales charge applicable to an investment in Class A shares of the California Tax Free Fund, Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund will be 4.50% of the offering price per share (4.71% of the net asset value per share). Set forth below is an example of the method of commuting the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the California Tax Free Fund aggregating less than $100,000 at a price based upon the net asset value of Class A shares of the California Tax Free Fund on December 31, 1999. The offering price of shares of each of the other listed Funds can be calculated using the same method.

    Net Asset Value per Class A Share at December 31, 1999                $8.89

    Per Share Sales Charge - 4.50% of offering price (4.71% of net
        asset value per share)                                            $0.42

    Class A Per Share Offering Price to the Public                        $9.31

      The sales charge applicable to an investment in Class A shares of the Blue Chip Growth Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Growth Opportunities Fund, International Equity Fund, MAP Equity Fund, Research Value Fund, Small Cap Value Fund, Strategic Value Fund, Total Return Fund and Value Fund will be 5.50% of the offering price per share (5.82% of net asset value per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the Blue Chip Growth Fund aggregating less than $50,000 at a price based upon the net asset value of Class A shares of the Blue Chip Growth Fund on December 31, 1999. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method.

      Net Asset Value per Class A Share at December 31, 1999             $16.50

      Per Share Sales Charge - 5.50% of offering price
         (5.82% of net asset value per share)                             $0.96

      Class A Per Share Offering Price to the Public                     $17.46

PURCHASES AT NAV


      Purchases of Class A shares in an amount equal to $1 million or more and purchases by certain group retirement plans will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."


      A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Trustees; New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members); employees and clients (and immediate family members) of John A. Levin & Co. ("Levin") and Dalton, Greiner, Hartman, Maher & Co. ("DGHM"); employees (and immediate family members) of Gabelli Asset Management Company and Markston Investment Management LLC; and investors who are recommended by Levin or DGHM to invest in the MainStay Funds managed by Levin or DGHM, respectively. Also, any employee or Registered Representative of an authorized broker-dealer or other financial services firm (and immediate family members) that has entered into an agreement with the Funds or the Distributor and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge.

      Class A shares of the Funds also may be purchased at net asset value, without payment of any sales charge, through financial services firms such as broker-dealers, investment advisors and other financial institutions which have entered into an agreement with the Funds or the

Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. The Funds, the Distributor, MSS or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements.


GROUP RETIREMENT PLANS ESTABLISHED BEFORE MAY 1, 2000.



      In addition to otherwise applicable provisions described in the prospectus and SAI, purchases through group retirement plans (other than non-ERISA plans and IRA plans) in a Fund account established before May 1, 2000 may purchase Class A shares at net asset value either when the plan sponsor has 50 employees or the plan has an aggregate investment in shares of any class of the Funds of $1,000,000 or more.


REDUCED SALES CHARGES ON CLASS A SHARES


      Purchases of a Fund made at one time by any "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans), provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.


LETTER OF INTENT ("LOI")

      Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your Registered Representative or MainStay at 1-800-MAINSTAY.


      On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MSS in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference.


CONTINGENT DEFERRED SALES CHARGE, CLASS A


      In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.


      Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents: (1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; (3) Class A shares redeemed more than one year after their purchase; (4) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, death, disability, QDROs and excess contributions pursuant to applicable IRS rules;

and Required Minimum Distributions at age 70 1/2 for IRA and 403(b)(7) TSA participants; (5) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates; transfers to products offered within a retirement plan which uses New York Life Benefit Services, Inc. or TRAC-2000 as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; or (6) redemptions, under the Systematic Withdrawal Plan, used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate. Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

      For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

      A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate net asset value of the Class B shares redeemed does not exceed (a) the current aggregate net asset value of Class B shares of that Fund purchased more than six years prior to the redemption, plus (b) the current aggregate net asset value of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

      The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the contingent deferred sales charge:

                                          Contingent Deferred Sales
                                            Charge as a Percentage
           Year Since Purchase                of Amount Redeemed
              Payment Made                  Subject to the Charge
      ------------------------------------------------------------------
           First                                     5.0%

           Second                                    4.0%
           Third                                     3.0%
           Fourth                                    2.0%
           Fifth                                     2.0%
           Sixth                                     1.0%
           Thereafter                                None

      In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

      The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70 1/2 for IRA and 403(b) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses New York Life Benefit Services, Inc. as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

      ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (i) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59 1/2, separation from service, death, disability, loans, hardships, withdrawals of excess contributions pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (ii) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (iii) living revocable trusts on the death of the beneficiary; (iv) redemptions made within one year following the death or disability or a shareholder; (v) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (vi) redemptions by employees of any dealer which has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (vii) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation;
(viii) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (ix) transfers to (a) other funding vehicles sponsored or distributed by New York Life or an affiliated company, or (b) guaranteed investment contracts, regardless of the sponsor, within a retirement plan.

      Shareholders should notify MSS, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisers regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

      A contingent deferred sales charge of 1% of the net asset value of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. However, no such charge will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed (a) the current aggregate net asset value of Class C shares of that Fund purchased more than one year prior to the redemption, plus (b) the current aggregate net asset value of Class C shares of that Fund purchased through reinvestment of dividends, or distributions, plus (c) increases in the net asset value of the investor's Class C shares of that Fund above the total amount of payments for the purchase of Class C shares of that Fund made during the preceding one year.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

REDEMPTIONS AND EXCHANGES

      Shares may be redeemed directly from a Fund or through your Registered Representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by an eligible guarantor institution. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401.

      Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

      In times when the volume of telephone redemptions and exchanges is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, redemptions and exchanges may be difficult to implement by the telephone. When calling MSS to make a telephone redemption or exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers.

      The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

REDEMPTION BY CHECK

      The Money Market Fund and State Street Bank and Trust Company (the "Bank") each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of the Bank pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by the Bank upon request when a shareholder establishes checkwriting privileges.

SYSTEMATIC WITHDRAWAL PLAN

      MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

DISTRIBUTIONS IN KIND

      The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

      The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

      Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.


      Subject to the conditions and limitations described herein, Class A, Class B and Class C shares of a Fund may be exchanged for shares of an identical class of a MainStay Fund qualified for sale in the state of residence of the investor or where an exemption from qualification is available and only with respect to Funds that are available for sale to new investors. All exchanges are subject to a minimum investment requirement. An exchange may be made by either writing to MSS at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (8:00 AM to 6:00 PM Eastern time).



      Any exchanges between a Fund and MainStay Equity Index Fund will be subject to the conditions applicable to Class A share exchanges described herein. No exchange privilege between Class B or Class C shares of the Funds and MainStay Equity Index Fund is offered.


INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

      Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Money Market Fund for Class A shares of another MainStay Fund which are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.


      Class B and Class C shares of a Fund may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned Class B or Class C shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares, regardless of exchanges into other Funds. However, where a shareholder previously exchanged his or her Class B or Class C shares into the Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund. In addition, if Class B or Class C shares of a Fund are exchanged into Class B or Class C shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge (and conversion into Class A shares with respect to Class B shares) stops until the shares are exchanged back into Class B or Class C shares, as applicable, of another MainStay Fund.


      Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges.

      It is the policy of The MainStay Funds to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year a $10 fee will be imposed on each trade date on which a shareholder makes an exchange and additional exchange requests may be denied.

      For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

      The exchange privilege may be modified or withdrawn at any time upon prior notice.

DISTRIBUTIONS AND REDEMPTIONS FOR EQUITY INDEX FUND

      For the Equity Index Fund, Distributions will be paid in additional shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects to receive such distributions in cash. Receipt of dividends in cash by a shareholder will have the effect of reducing the number of Guaranteed Shares held by that shareholder, and, therefore, the value of the Guarantee to that shareholder. If, however, the Fund pays a dividend in cash to all shareholders for the purpose of assuring the Fund's compliance with applicable provisions of the Code, any such amounts paid in cash will reduce the Guaranteed Amount applicable to each Guaranteed Share in the amount of the dividend paid.

      For shareholder convenience in monitoring the number and value of a shareholder's Guaranteed Shares, the Fund currently intends, through reverse share splits, to combine any additional shares received by a shareholder as dividends and distributions from the Fund with each originally purchased share of the Fund to which such dividends and distributions relate, so that a Guaranteed Share of the Fund will mean a single share of the Fund as purchased and include in its NAV the value of all dividends and distributions attributable to such originally purchased share and paid up to that point in time. Following a reverse share split, a shareholder who has elected to reinvest dividends and distributions from the Fund will hold the same number of Guaranteed Shares in the Fund as the shareholder held prior to the reverse share split, but each share will have a higher NAV (reflecting the added value of the dividends paid). Shareholders who elect to receive their dividends and distributions from the Fund in cash will, following a reverse share split, own fewer Guaranteed Shares of the Fund, but those shares will have the same higher per share NAV as all other Fund shares. IN EITHER CASE, THE OVERALL VALUE OF A SHAREHOLDER'S INVESTMENT IN THE FUND WILL BE UNAFFECTED BY A REVERSE SHARE SPLIT. If reverse share splits are not authorized, a Guaranteed Share shall mean, on a given date, that number of shares of the Fund that a shareholder would hold on that date if he had bought a single share and then held it, plus all shares issued as dividends and distributions attributable to such share through the Guarantee Date. This single share and all other shares issued through the reinvestment of any dividends and distributions attributable to such share will be treated as a single unit to which the Guaranteed Amount will apply as described above for a Guaranteed Share. Shareholders who elect to receive dividends and distributions in cash would hold fewer shares of the Fund and, consequently, fewer units as to which the Guaranteed Amount would apply. Equity Index Fund shares may be redeemed by shareholders prior to their Guaranteed Date. However, any such redeemed shares will lose the benefit of the Guarantee. Redemptions will be made of shares held by the shareholder for the longest period of time. For more information regarding the redemption procedures for the Equity Index Fund, see "Additional Information About Certain Funds -- The Equity Index Fund Guarantee."

      Within seven days after acceptance of a redemption request, the Equity Index Fund is required to make payment of the NAV of the shares on the date the order was received in proper form, except that where a request is made at least 30 days prior to a dividend or distribution record date to redeem the dividend shares immediately upon issuance (to effectively receive the dividend in cash), redemption and payment will occur at that time.

                          TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(k) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

      Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an investment under a specimen cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

      Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. Three types of IRAs are available -- a traditional IRA, the Roth IRA and the Education IRA.

      An individual may contribute as much as $2,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of (i) $2,000 or (ii) the sum of (a) the compensation includible in the working spouse's gross income plus (b) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $4,000.

      An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For the 1999 tax year, a contribution is deductible only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($51,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $51,000 and $61,000; $31,000 for a single individual, with a phase-out for adjusted gross income between $31,000 and $41,000). These phase-out limits will gradually increase, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000 ($0-$10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

      Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time homebuyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

      Roth IRAs. Roth IRAs are a form of individual retirement account which feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $2,000 ($4,000 for a married couple) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

      Education IRAs. A taxpayer may make non-deductible contributions of up to $500 per year per beneficiary to an Education IRA. Contributions cannot be made after the beneficiary becomes 18 years old. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in an Education IRA when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

      All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Education IRA combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(b)(7) TAX SHELTERED ACCOUNT

      Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b)(7) TSA plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b)(7) TSA plan.

GENERAL INFORMATION

      Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

      The custodial agreements and forms provided by the Funds' Custodian and Transfer Agent designate New York Life Trust Company as custodian for IRAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

      The federal tax laws applicable to retirement plans, IRAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax adviser before establishing any of the tax-deferred retirement plans described above.

                      CALCULATION OF PERFORMANCE QUOTATIONS

      From time to time, quotations of the Money Market Fund's "yield" and "effective yield" may be included in advertisements or communications to shareholders. These performance figures are calculated in the following manner:

      A. Yield -- the net annualized yield based on a specified seven-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Class A, Class B and Class C shares of the Money Market Fund for the seven-day period ended December 31, 1999 was 5.24%, 5.24% and 5.24%, respectively.

      B. Effective Yield -- the net annualized yield for a specified seven-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding one, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7] - 1. The effective yield of the Class A, Class B and Class C shares of the Money Market Fund for the seven-day period ended December 31, 1999 was 5.38%, 5.38% and 5.38%, respectively.

      The yield and effective yield of the Money Market Fund reflect the reduction of certain fees otherwise payable and voluntary expense limitations. Had there been no reduction of fees or expense limitations, the yield and effective yield of the Money Market Fund would have been 5.08% and 5.21%, respectively, for Class A shares, 5.08% and 5.21%, respectively, for Class B shares and 5.08% and 5.21%, respectively, for Class C shares for the seven-day period ended December 31, 1999.

      As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment of dividends. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

      From time to time a Fund, other than the Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. Total return and yield are computed separately for Class A and Class B shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The performance information shown below for the period ended December 31, 1999 provides performance figures for both Class A and Class B shares of the Funds, except in the case of the Equity Index Fund which offers only one class of shares, Class A shares.

      In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

      Quotations of each Fund's average annual total return will be calculated according to the following SEC formula:

      P(1+T)(n) = ERV

where:

      P  =  a hypothetical initial payment of $1,000

      T  =  average annual total return

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion thereof)

      Each Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the average annual compounded rate, except that such quotations will be based on a Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods. In considering any total rate of return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

      The average annual total returns of the Class A shares of the following Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 1999 and the period from inception to December 31, 1999 were as follows:*

                                                                                     Average
                                             Year     Five Years    Ten Years        Annual
                                            Ended        Ended        Ended           Total        Inception
Fund                                       12/31/99    12/31/99     12/31/99        Return(a)         Date
----                                       --------    --------     --------        ---------         ----
Blue Chip Growth Fund                        33.96%          --           --           32.32%        6/1/98
California Tax Free Fund                   (10.98)%       3.80%           --            4.36%       10/1/91
Capital Appreciation Fund (b)                18.03%      26.97%       21.84%           17.22%        5/1/86
Convertible Fund (b)                         26.54%      14.63%       14.31%           10.91%        5/1/86
Equity Income Fund                           18.23%          --           --           13.92%        6/1/98
Equity Index Fund                            16.39%      26.66%           --           19.13%      12/20/90
Global High Yield Fund                       12.84%          --           --          (3.60)%        6/1/98
Government Fund (b)                         (7.18)%       5.42%        5.36%            5.96%        5/1/86
Growth Opportunities Fund                    22.54%          --           --           26.57%        6/1/98
High Yield Corporate
  Bond Fund (b)                               5.36%      11.04%       11.95%            9.84%        5/1/86
International Bond Fund (b)                (12.35)%       6.13%           --            5.81%       9/13/94
International Equity Fund (b)                20.53%      11.83%           --           10.63%       9/13/94
MAP Equity Fund (c)                              --          --           --               --        6/9/99
New York Tax Free Fund                      (9.48)%       4.32%           --            4.77%       10/1/91
Research Value Fund                          11.84%          --           --            9.33%        6/1/98
Small Cap Growth Fund                        96.19%          --           --           57.81%        6/1/98
Small Cap Value Fund                          0.27%          --           --          (6.07)%        6/1/98
Strategic Income Fund                       (2.30)%          --           --            3.27%       2/28/97

Strategic Value Fund                          7.35%          --           --            5.45%      10/22/97
Tax Free Bond Fund (b)                     (10.94)%       3.97%        4.72%            5.10%        5/1/86
Total Return Fund (b)                         10.05      19.20%       14.48%           13.96%      12/29/87
Value Fund (b)                                2.37%      12.63%       12.53%           10.76%        5/1/86

-------------

*     Assumes the deduction of the maximum applicable initial sales charge.

(a)   From inception to 12/31/99.

(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

(c) Class A shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year: 6.85%, 5 years: 22.89%, 10 years, 15.41%. Class I shares have lower expenses and Class A shares include a 4.75% sales load. Performance figures for the Class I shares reflect the performance of the Funds predecessor entities as described in the Prospectus.

      The average annual total returns of the Class B shares of the following Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 1999, and the period from inception to December 31, 1999 were as follows:*

                                                                                    Average
                                         Year       Five Years    Ten Years         Annual
                                        Ended         Ended         Ended            Total         Inception
           Fund                        12/31/99      12/31/99      12/31/99        Return(a)          Date
           ----                        --------      --------      --------        ---------          ----
Blue Chip Growth Fund                    35.78%            --            --           34.11%          6/1/98

California Tax Free Fund (b)           (11.59)%         4.17%            --            4.79%         10/1/91
Capital Appreciation Fund                18.90%        27.47%        22.15%           17.44%          5/1/86
Convertible Fund                         27.90%        14.94%        14.57%           11.10%          5/1/86
Equity Income Fund                       19.16%            --            --           14.86%          6/1/98
Global High Yield Fund                   12.01%            --            --          (4.19)%          6/1/98
Government Fund                         (8.42)%         5.35%         5.49%            6.05%          5/1/86
Growth Opportunities Fund                23.80%            --            --           28.03%          6/1/98
High Yield Corporate
  Bond Fund                               4.51%        11.10%        12.10%            9.95%          5/1/86
International Bond Fund                (13.49)%         6.06%            --            5.89%         9/13/94
International Equity Fund                21.60%        12.01%            --           10.91%         9/13/94
MAP Equity Fund (c)                          --            --            --              --           6/9/99
New York Tax Free Fund (b)              (10.23)%        4.67%            --            5.18%         10/1/91
Research Value Fund                      12.56%            --            --           10.11%          6/1/98
Small Cap Growth Fund                   101.02%            --            --           60.35%          6/1/98
Small Cap Value Fund                      0.35%            --            --          (5.76)%          6/1/98
Strategic Income Fund                   (3.46)%            --            --            3.19%         2/28/97
Strategic Value Fund                      7.64%            --            --            6.11%        10/22/97
Tax Free Bond Fund                     (11.61)%         4.39%         5.10%            5.38%          5/1/86
Total Return Fund                        10.60%        19.64%        14.78%           14.22%        12/29/87
Value Fund                                2.51%        12.94%        12.81%           10.96%          5/1/86

------------

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.

(a)   From inception to 12/31/99.

(b) Performance figures for the Funds' Class B shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class A shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

(c) Class B shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year: 6.85%, 5 years: 22.89%, 10 years, 15.41%. Class I shares have lower expenses than Class A shares and do not include a 4.75% sales load. Performance figures for the Class I shares reflect the performance of the Funds predecessor entities as described in the Prospectus.

       The average annual total returns of the Class C shares of the following Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 1999, and the period from inception to December 31, 1999 were as follows:*


                                                                                                     Average
                                                     Year          Five Years       Ten Years         Annual
                                                     Ended            Ended           Ended            Total           Inception
Fund                                               12/31/99         12/31/99         12/31/99        Return(a)            Date
----                                               --------         --------         --------        ---------            ----

Blue Chip Growth Fund                                39.78%               --              --            36.23%            6/1/98
California Tax Free Fund                            (7.87)%            4.51%              --             4.79%           10/1/99
Capital Appreciation Fund                            22.90%           27.62%          22.15%            17.44%            5/1/86
Convertible Fund                                     31.90%           15.17%          14.57%            11.10%            5/1/86
Equity Income Fund                                   23.16%               --              --            17.17%            6/1/98
Global High Yield Fund                               16.01%               --              --           (1.69)%            6/1/98
Government Fund                                     (4.56)%            5.68%           5.49%             6.05%            5/1/86
Growth Opportunities Fund                            27.80%               --              --            30.20%            6/1/98
High Yield Corporate
  Bond Fund                                           8.51%           11.36%          12.10%             9.95%            5/1/86
International Bond Fund                             (9.85)%            6.37%              --             6.03%           9/13/94
International Equity Fund                            25.60%           12.26%              --            11.03%           9/13/94
MAP Equity Fund (b)                                      --               --              --                --            6/9/99
New York Tax Free Fund                              (6.45)%            5.01%              --             5.18%           10/1/91
Research Value Fund                                  16.56%               --              --            12.47%            6/1/98
Small Cap Growth Fund                               105.02%               --              --            62.26%            6/1/98
Small Cap Value Fund                                  4.35%               --              --           (3.30)%            6/1/98
Strategic Income Fund                                 0.54%               --              --             4.18%           2/28/97
Strategic Value Fund                                 11.64%               --              --             7.37%          10/22/97
Tax Free Bond Fund                                  (7.89)%            4.72%           5.10%             5.38%            5/1/86
Total Return Fund                                    14.60%           19.83%          14.78%            14.22%          12/29/87
Value Fund                                            6.51%           13.19%          12.81%            10.96%            5/1/86

----------------

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge. Performance figures for the Funds' Class C shares (for all Funds except MAP Equity Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998 Performance data for the two classes after this date vary based on differences in their expense structures.

(a)    From inception to 12/31/99.

(b) Class C shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year: 6.85%, 5 years: 22.89%, 10 years, 15.41%. Class I shares have lower expenses than Class A shares and include a 4.75% sales load. Performance figures for the Class I shares reflect the performance of the Funds predecessor entities as described in the Prospectus.


    The average annual total returns of the Class A shares of the following Funds for the 1-year and as applicable, 5-year and 10-year periods ended December 31, 1999, and the period from inception to December 31, 1999, without deducting the applicable initial sales charge were as follows:



                                                                                                     Average
                                                       Year        Five Years      Ten Years         Annual
                                                      Ended           Ended          Ended            Total           Inception
Fund                                                12/31/99        12/31/99       12/31/99         Return(a)            Date
----                                                --------        --------       --------         ---------            ----

Blue Chip Growth Fund                                 41.75%              --             --            37.12%            6/1/98
California Tax Free Fund                             (6.79)%           4.77%             --             4.95%           10/1/91
Capital Appreciation Fund (b)                         24.90%          28.42%         22.53%            17.71%            5/1/86
Convertible Fund (b)                                  33.91%          15.93%         14.95%            11.37%            5/1/86
Equity Income Fund                                    25.11%              --             --            18.05%            6/1/98
Equity Index Fund                                     19.99%          27.44%             --            19.53%          12/20/90
Global High Yield Fund                                18.15%              --             --           (0.76)%            6/1/98
Government Fund (b)                                  (2.81)%           6.39%          5.85%             6.31%            5/1/86
Growth Opportunities Fund                             29.67%              --             --            31.17%            6/1/98
High Yield Corporate
  Bond Fund (b)                                       10.33%          12.07%         12.46%            10.21%            5/1/86
International Bond Fund (b)                          (8.22)%           7.11%             --             6.73%           9/13/94
International Equity Fund (b)                         27.54%          13.11%             --            11.82%           9/13/94
MAP Equity Fund (c)                                       --              --             --                --            6/9/99
New York Tax Free Fund                               (5.22)%           5.29%             --             5.35%           10/1/91
Research Value Fund                                   18.35%              --             --            13.30%            6/1/98
Small Cap Growth Fund                                107.61%              --             --            63.54%            6/1/98
Small Cap Value Fund                                   6.11%              --             --           (2.66)%            6/1/98
Strategic Income Fund                                  2.30%              --             --             4.96%           2/28/97
Strategic Value Fund                                  13.59%              --             --             8.21%          10/22/97
Tax Free Bond Fund (b)                               (6.75)%           4.93%          5.20%             5.45%            5/1/86
Total Return Fund (b)                                 16.46%          20.55%         15.13%            14.50%          12/29/87
Value Fund (b)                                         8.33%          13.91%         13.17%            11.22%            5/1/86

----------------

(a)    From inception to 12/31/99.

(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

(c) Class A shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year: 12.18%, 5 years: 24.09%, 10 years, 15.98%. Class I shares have lower expenses than Class A shares and do not include a 4.75% sales load. Performance figures for the Class I shares reflect the performance of the Funds predecessor entities as described in the Prospectus.

       The average annual total returns of the Class B shares of the following Funds for the 1-year and as applicable, 5-year and 10-year periods ended December 31, 1999, and the period from inception to December 31, 1999, without deducting the applicable contingent deferred sales charge were as follows:

                                                                                                     Average
                                                      Year         Five Years      Ten Years          Annual
                                                     Ended           Ended           Ended             Total             Inception
Fund                                                12/31/99        12/31/99        12/31/99         Return(a)              Date
----                                                --------        --------        --------         ---------              ----

Blue Chip Growth Fund                                 40.78%              --              --             36.23%             6/1/98
California Tax Free Fund (b)                         (6.94)%           4.51%              --              4.79%            10/1/91
Capital Appreciation Fund                             23.90%          27.62%          22.15%             17.44%             5/1/86
Convertible Fund                                      32.90%          15.17%          14.57%             11.10%             5/1/86
Equity Income Fund                                    24.16%              --              --             17.17%             6/1/98
Global High Yield Fund                                17.01%              --              --            (1.69)%             6/1/98
Government Fund                                      (3.60)%           5.68%           5.49%              6.05%             5/1/86
Growth Opportunities Fund                             28.80%              --              --             30.20%             6/1/98
High Yield Corporate Bond Fund                         9.51%          11.36%          12.10%              9.95%             5/1/86
International Bond Fund                              (8.94)%           6.37%              --              6.03%            9/13/94
International Equity Fund                             26.60%          12.26%              --             11.03%            9/13/94
MAP Equity Fund (c)                                       --              --              --                 --             6/9/99
New York Tax Free Fund (b)                           (5.51)%           5.01%              --              5.18%            10/1/91
Research Value Fund                                   17.56%              --              --             12.47%             6/1/98
Small Cap Growth Fund                                106.02%              --              --             62.26%             6/1/98
Small Cap Value Fund                                   5.35%              --              --            (3.30)%             6/1/98
Strategic Income Fund                                  1.54%              --              --              4.18%            2/28/97
Strategic Value Fund                                  12.64%              --              --              7.37%           10/22/97
Tax Free Bond Fund                                   (6.96)%           4.72%           5.10%              5.38%             5/1/86
Total Return Fund                                     15.60%          19.83%          14.78%             14.22%           12/29/87
Value Fund                                             7.51%          13.19%          12.81%             10.96%             5/1/86

----------------

(a)    From inception to 12/31/99.

(b) Performance figures for the Funds' Class B shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class A shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

(c) Class B shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year: 12.18%, 5 years: 24.09%, 10 years, 15.98%. Class I shares have lower expenses than Class A shares and do not include a 4.75% sales load. Performance figures for the Class I shares reflect the performance of the Funds predecessor entities as described in the Prospectus.

       The average annual total returns of the Class C shares of the following Funds for the 1-year and as applicable, 5-year and 10-year periods ended December 31, 1999, and the period from inception to December 31, 1999, without deducting the applicable contingent deferred sales charge were as follows:


                                                                                                     Average
                                                      Year         Five Years      Ten Years          Annual
                                                     Ended            Ended          Ended             Total            Inception
            Fund                                    12/31/99        12/31/99        12/31/99         Return(a)             Date
            ----                                    --------        --------        --------         ---------             ----

Blue Chip Growth Fund                                 40.78%              --              --             36.23%            6/1/98
California Tax Free Fund                             (6.94)%           4.51%              --              4.79%           10/1/91
Capital Appreciation Fund                             23.90%          27.62%          22.15%             17.44%            5/1/86

                                                                                                     Average
                                                      Year         Five Years      Ten Years          Annual
                                                     Ended            Ended          Ended             Total            Inception
            Fund                                    12/31/99        12/31/99        12/31/99         Return(a)             Date
            ----                                    --------        --------        --------         ---------             ----

Convertible Fund                                      32.90%          15.17%          14.57%             11.10%            5/1/86
Equity Income Fund                                    24.16%              --              --             17.17%            6/1/98
Global High Yield Fund                                17.01%              --              --            (1.69)%            6/1/98
Government Fund                                      (3.60)%           5.68%           5.49%              6.05%            5/1/86
Growth Opportunities Fund                             28.80%              --              --             30.20%            6/1/98
High Yield Corporate Bond Fund                         9.51%          11.36%          12.10%              9.95%            5/1/86
International Bond Fund                              (8.94)%           6.37%              --              6.03%           9/13/94
International Equity Fund                             26.60%          12.26%              --             11.03%           9/13/94
MAP Equity Fund (b)                                       --              --              --                 --            6/9/99
New York Tax Free Fund                               (5.51)%           5.01%              --              5.18%           10/1/91
Research Value Fund                                   17.56%              --              --             12.47%            6/1/98
Small Cap Growth Fund                                106.02%              --              --             62.26%            6/1/98
Small Cap Value Fund                                   5.35%              --              --            (3.30)%            6/1/98
Strategic Income Fund                                  1.54%              --              --              4.18%           2/28/97
Strategic Value Fund                                  12.64%              --              --              7.37%          10/22/97
Tax Free Bond Fund                                   (6.96)%           4.72%           5.10%              5.38%            5/1/86
Total Return Fund                                     15.60%          19.83%          14.78%             14.22%          12/29/87
Value Fund                                             7.51%          13.19%          12.81%             10.96%            5/1/86

----------------

* Performance figures for the Funds' Class C shares (for all Funds except MAP Equity Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998. Performance data for the two classes after this date vary based on differences in their expense structures.

(a)    From inception to 12/31/99.

(b) Class B shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year: 12.18%, 5 years: 24.09%, 10 years, 15.98%. Class I shares have lower expenses than Class A shares and do not include a 4.75% sales load. Performance figures for the Class I shares reflect the performance of the Funds predecessor entities as described in the Prospectus.

       The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

       The yield of each Fund, except the Money Market Fund, is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:

     Yield = 2[(a-b +1)(6) -1]
                ------
                  cd
where:

a =  interest earned during the period

b =  expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d =  the maximum offering price per share on the last day of the period

       This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectus.

       For the 30-day period ended December 31, 1999, the yield of each of the following Funds was:


                                                                                             30-Day Period Ended
                                                                                              December 31, 1999
                     Fund                                                   Class A               Class B                Class C
                     ----                                                   -------               -------                -------

California Tax Free Fund                                                      4.66                   4.63                   4.63
Global High Yield Fund                                                        9.23                   8.82                   8.82
Government Fund                                                               5.41                   4.93                   4.93
High Yield Corporate Bond Fund                                                7.67                   7.26                   7.26
International Bond Fund                                                       3.14                   2.54                   2.54
New York Tax Free Fund                                                        5.02                   5.01                   5.01
Tax Free Bond Fund                                                            5.20                   5.15                   5.15
Strategic Income Fund                                                         6.11                   5.64                   5.64

       The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may publish its tax equivalent yield in advertisements and communications to shareholders. The tax equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.

       The table below illustrates the taxable yield equivalent to a tax-free yield of 5.50%.*+

                                         To Equal a 5.50% Tax
            If                          Free Return, a Taxable
       Your Federal                    Investment Would Have to
       Marginal Tax                   Earn Without Fee Reduction
          Rate is:                         or Expense Limit
          --------                         ----------------
          15.00%                                 6.47%
          28.00%                                 7.64%
          31.00%                                 7.97%
          36.00%                                 8.59%
          39.60%                                 9.11%

----------------

* This table reflects application of the regular Federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change. Investors in the California and New York Tax Free Funds should in particular note that the chart does not reflect any state and local taxes that may be deductible in computing Federal income tax liability.

+ This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities, the interest on which is exempt from regular Federal income tax.

       A Fund may also include its current dividend rate in its prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of a Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of a Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

       Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

       In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

       From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Subadvisor, and other pertinent facts relating to the management of the Fund by the Subadvisor.

       From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

       In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes, the Dow Jones Industrial Average,

Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Advertisements for a Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

       From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, MainStay Institutional Funds Inc. and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                 TAX INFORMATION

TAXATION OF THE FUNDS

       The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

       Each Fund intends to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities on any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

       Certain requirements relating to the qualification of a Fund as regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

       A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

       Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund currently intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

       Provided that a Fund qualifies as a regulated investment company, under the Code, it generally will not be subject to any excise or income taxes in Massachusetts. A Fund's investments, if any, in REMIC residual interests (as explained previously in this SAI) or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of a Fund's earnings will be subject to tax in their hands.

       Certain of the Funds have received a ruling from the IRS to the effect that differing distributions between the classes of its shares will not result in a Fund's dividends and other distributions being regarded as "preferential dividends" under the Code. Generally, a preferential dividend is a dividend which a Fund cannot treat as having been distributed for purposes of

(i)determining whether the Fund qualifies as a regulated investment company for federal tax purposes, and (ii) determining the Fund's tax liability.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

       Assuming a Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders, whether received in cash or reinvested in Fund shares.

       If a Fund's investment income is derived exclusively from sources (such as interest) other than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

       Distributions of a fund's net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gains, regardless of how long a Shareholder has held the Fund's Shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

       Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares during that six-month period. A loss realized upon a redemption of shares of a Fund within 30 days before or after a purchase of shares of the same Fund (whether by reinvestment of distributions or otherwise) may be disallowed in whole or in part.

       If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by that Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. As a result, such capital gains would be taxable to the shareholders. Shareholders would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities and would be entitled to increase the adjusted tax basis of the relevant Fund shares by the difference between their pro-rata share of such gains and their tax credit.

       Except for distributions by the Money Market Fund, distributions by a Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would generally be taxable to the shareholder (except to the extent the distribution is an exempt interest dividend as described below) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which may nevertheless be taxable to them.

       Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of such share on the reinvestment date.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX-FREE FUNDS

       The Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Code. Each of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund (collectively, the "Tax Free Funds") intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Funds will be eligible for the deduction for dividends received by corporations.

       Although a significant portion of the distributions by the Tax Free Funds generally is expected to be exempt from federal taxes, each of these Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to those Funds. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures tansactions. Accordingly, it is possible that a significant portion of the distributions of these Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

       In addition, a sale of shares in such Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

       Exempt-interest dividends from the Tax Free Funds; ordinary dividends from the Tax Free Funds, if any; capital gains distributions from the Tax Free Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

       Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

       Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, California Tax Free Fund and New York Tax Free Fund, the Subadvisor and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

       Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Code section 103. While a Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were a Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that a Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

DISCOUNT

       Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest.

       In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

USERS OF BOND-FINANCED FACILITIES

       Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolios of the Tax Free Funds has been made by these Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of a Fund since the acquisition of shares of the Tax Free Bond Fund, California Tax Free Fund or New York Tax Free Fund may result in adverse tax consequences to them.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

       Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

       Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

       Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

       A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

       Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

       The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

       Regarding the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.

       The International Bond Fund, International Equity Fund, Strategic Value Fund and Strategic Income Fund may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.

PASSIVE FOREIGN INVESTMENT COMPANIES

       Certain of the Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

       A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual

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disposition of PFIC Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

       Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

       Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If
Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

       A regulated investment company is required under the Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

DISPOSITIONS OF FUND SHARES

       Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

       Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

       Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

       If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

TAX REPORTING REQUIREMENTS

       All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax adviser to determine the tax status of a Fund distribution in his or her own state and locality (or foreign country).

       Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns.

       If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

FOREIGN TAXES

       Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of each Fund's total assets (with the exception of the International Bond Fund and International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

       The International Bond Fund and the International Equity Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of either of these Funds may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

STATE AND LOCAL TAXES - GENERAL

       The state and local tax treatment of distributions received from a Fund and any special tax considerations associated with foreign investments of a Fund should be examined by shareholders with regard to their own tax situations.

       Shareholders of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from a Fund derived from interest on obligations issued by the

U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax adviser to determine the tax status of distributions from the Funds in his or her own state and locality.

EXPLANATION OF FUND DISTRIBUTIONS

       Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND

       The Fund believes the following is a reasonable construction of the federal tax rules applicable to treatment of the Guarantee for federal income tax purposes. However, since these rules are subject to differing interpretations, investors should consult their tax advisors regarding their investment in the Equity Index Fund.

       Receipt of amounts pursuant to the Guarantee should be treated as a payment by NYLIFE in the nature of insurance rather than a distribution from the Fund. As such, the payments will not be eligible for the dividends received deduction available to corporations. The Fund believes that recipients may treat receipt of the proceeds as reimbursement for the loss of the value of their Fund's shares and reduce the basis of their Fund shares in the amount of the guarantee payment rather than treating the payment as gross income.

       Shareholders may have to allocate the amount paid for their Fund shares between the guarantee and the shares in determining the tax basis of their Fund shares for purposes of determining gain or loss on sale, redemption, or other disposition of those shares.

       It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for Fund shares might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for Federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributing will commence no earlier than the reinvestment date, but could be delayed as described previously in this paragraph as a result of the Guarantee.

ADDITIONAL INFORMATION REGARDING THE CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND

       Under California law, a mutual fund which qualifies as a regulated investment company must have at least 50% of its total assets in obligations exempt from California personal income tax at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income tax. Generally, shareholders who are California residents will not incur California personal income tax on the amount of exempt-interest dividends received by them from the California Tax Free Fund and derived from California state and local issues, whether taken in cash or reinvested in additional shares. However, other taxes, such as the franchise tax may apply. Shareholders will normally be subject to California personal income tax on dividends paid from interest income derived from taxable securities and from securities issued by states other than California and its subsidiaries and on distributions of capital gains.

       Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for California personal income tax purposes.

       Exempt-interest dividends paid by the New York Tax Free Fund from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions of the Fund derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for New York State or New York City personal income tax purposes.

       Dividends from the California Tax Free Fund or New York Tax Free Fund (including exempt-interest dividends), capital gains distributions from a Fund, and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes (as well as Federal taxes). However, the portion of a distribution of a Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state generally will not be subject to state or local taxes. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are urged to consult their tax advisers with specific reference to their own federal, state and local tax situations.

ANNUAL STATEMENTS

       Each shareholder of the California Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and California state personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. Any dividends attributable to interest on municipal obligations that are not California municipal securities will be taxable as ordinary dividends for California state personal income tax purposes even if such dividends are excluded from gross income for federal income tax purposes. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California state personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

       Each shareholder of the New York Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and New York State and New York City personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amounts of dividends excluded or exempt from federal income taxation or New York State and City personal income taxation and the dollar amount subject to federal income taxation or New York State and City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

GENERAL INFORMATION

    The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on distributions of net investment income and short-term capital gains to him or her.

                        ORGANIZATION AND CAPITALIZATION

GENERAL

       The Funds are separate series of an open-end investment company, The MainStay Funds ("Trust"), established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The California Tax Free Fund and New York Tax Free Fund commenced operations on October 1, 1991. The International Bond Fund and International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund and Strategic Value Fund commenced operations on February 28 and October 22, 1997, respectively. The Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund commenced operations on June 1, 1998. The MAP Equity Fund was originally formed as the Mutual Benefit Fund, a Delaware corporation. The Fund was renamed the MAP-Equity Fund in 1995. The shareholders of the MAP-Equity Fund approved an Agreement and Plan of Reorganization at their June 3, 1999 meeting and the Map-Equity Fund was reorganized as the MainStay MAP Equity Fund-Class I shares on June 9, 1999. The organizational expenses of each Fund (except the MAP Equity
Fund) will be amortized and
deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

VOTING RIGHTS

       Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

       Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

       The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

       This SAI and the Prospectuses do not contain all the information included in the Company's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

       Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

SHARE OWNERSHIP OF THE FUNDS

       The following table sets forth information concerning beneficial and record ownership, as of April 6, 2000 of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any
Fund:


                                                                                          Percentage
   Name and Address                                                                      Outstanding          Owned
     Name of Fund                           Shareholder                                   Owned (1)           Shares
---------------------------------------------------------------------------------------------------------------------------

Capital Appreciation Fund        New York Life Trust Company                                22.01%         2,201,661.7870
   Class A                       Client Accounts
                                 51 Madison Avenue RM  117A
                                 New York, NY  10010-1603

Capital Appreciation Fund        Merrill Lynch Pierce Fenner & Smith Inc. - for             23.91%           117,788.0040
   Class C                           the sole benefit of its customers
                                 Attn: Fund Administration 97T98
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

Value Fund                       New York Life Trust Company                                12.56%           678,292.3740
   Class A                       Client Accounts
                                 51 Madison Avenue Rm  117A
                                 New York, NY  10010-1603

Value Fund                       Merrill Lynch Pierce Fenner & Smith Inc. for the           11.46%             4,169.1330
   Class C                       sole benefit of its customers
                                 Attn: Fund Administration 97T98
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

Value Fund                       Salomon Smith Barney Inc.                                   6.39%             2,323.9770
   Class C                       00150304780
                                 333 West 34th St - 3rd Fl
                                 New York, NY  10001

Value Fund                       Salomon Smith Barney Inc.                                   7.06%             2,569.5400
   Class C                       00178165030
                                 333 West 34th St - 3rd Fl
                                 New York, NY  10001-2483

Value Fund                       New York Life Trust Company                                 7.31%             2,661.0670
   Class C                       Cust for the IRA of
                                 Paul E Janetos Sr
                                 250 Rollins Rd
                                 Rollins Ford, NH  03869-5015

                                                                                          Percentage
   Name and Address                                                                      Outstanding          Owned
     Name of Fund                           Shareholder                                   Owned (1)           Shares
---------------------------------------------------------------------------------------------------------------------------
Convertible Fund                 Merrill Lynch Pierce Fenner & Smith Inc - for               5.50%             9,985.0350
   Class C                       the sole benefit of its customers
                                 Attn:  Fund Administration 97T98
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

Convertible Fund                 Bear Stearns Securities Corp.                               8.81%            15,984.3020
   Class C                       FBO 028-62170-13
                                 1 Metrotech Center North
                                 Brooklyn, NY  11201-3870

Convertible Fund                 Salomon Smith Barney Inc.                                  22.82%            41,425.7130
   Class C                       00106236339
                                 333 West 34th St - 3rd Fl
                                 New York, NY  10001

High Yield Corporate Bond Fund   Merrill Lynch Pierce Fenner & Smith Inc - for              13.61%         8,046,870.1100
   Class A                       the sole benefit of its customers
                                 Attn:  Fund Administration 97T81
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

High Yield Corporate Bond Fund   Merrill Lynch Pierce Fenner & Smith Inc - for              25.71%         2,965,247.3910
   Class C                       the sole benefit of its customers
                                 Attn:  Fund Administration 97YK8
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

Government Fund                  New York Life Trust Company                                22.32%           727,749.6850
   Class A                       Client Accounts
                                 51 Madison Avenue Rm 117A
                                 New York, NY  10010-1603

Government Fund                  Merrill Lynch Pierce Fenner & Smith Inc - for              19.80%            13,317.2240
   Class C                       the sole benefit of its customers
                                 Attn:  Fund Administration 97T98
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

Government Fund                  New York Life Trust Company                                 9.07%             6,104.1390
   Class C                       Cust for the IRA of
                                 Paul E Janetos Sr
                                 250 Rollins Rd
                                 Rollins Ford, NH  03869-5015

                                                                                          Percentage
   Name and Address                                                                      Outstanding          Owned
     Name of Fund                           Shareholder                                   Owned (1)           Shares
---------------------------------------------------------------------------------------------------------------------------
Government Fund                  Olga L. Standish                                           14.59%             9,818.0830
   Class C                       287 Winding Brook
                                 Walled Lake, MI  48390-3963

Government Fund                  Karen L. Allmon                                            15.35%            10,324.4630
   Class C                       2363 FM 16W
                                 Tyler, TX  75706

Money Market Fund Sweep Shares   BHC Securities Inc                                        100.00%       204,793,965.7200
                                 Attn:  Cash Sweeps Department
                                 One Commerce Square
                                 2005 Market Street
                                 Philadelphia, PA  19103-7042

Money Market Fund                Galovich Financial Planning                                 5.73%           330,227.6100
   Class C                       Services Profit Sharing Plan
                                 Fred S. Galovich TTEE
                                 736 W Ingomar Rd
                                 Ingomar, PA  15127

Money Market Fund                Painewebber for the benefit of  Larry K. Randa              5.79%           333,635.3600
   Class C                       Trustee for the Larry K. Randa Revocable Trust
                                 Dated 1-29-90
                                 8537 Clynderven
                                 Burr Ridge, IL  60521-8363

Money Market Fund                Painewebber for the benefit of Donna Kubik                  6.35%           366,014.4100
   Class C                       Larson Trustee for The Donna Kubik Larson
                                 Revocable Trust UAD 9-22-97
                                 8709 Royal Swan Lane
                                 Darien, IL  60561-8433

Tax Free Bond Fund               Painewebber for the benefit of Trident Arbitrage           10.55%           171,322.6860
   Class A                       Partners L P
                                 45 Grove Street
                                 New Canaan, CT  06840-5330

Tax Free Bond Fund               Schmitt Family Trust                                       11.16%           181,283.8650
   Class A                       DTD 9-13-91
                                 James S. Schmitt & Don L. Waters & Kim Schmitt
                                 Fogarty TTEES
                                 P.O. Box 1566
                                 Savannah, GA  31402-1566

Tax Free Bond Fund               Michael N. Marks                                           11.42%           185,455.4420
   Class A                       P.O. Box 320765
                                 Cocoa Beach, FL  32932-0765

                                                                                          Percentage
   Name and Address                                                                      Outstanding          Owned
     Name of Fund                           Shareholder                                   Owned (1)           Shares
---------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund               David Katzin                                                5.61%            91,074.8790
   Class A                       6301 N 44th Street
                                 Paradise Valley, AZ  85253-3919

Tax Free Bond Fund               Merrill Lynch Pierce Fenner & Smith Inc - for              36.42%            19,663.7790
   Class C                       the sole benefit of its customers
                                 Attn:  Fund Administration 97T98
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

Tax Free Bond Fund               Salomon Smith Barney Inc.                                  19.43%            10,491.2300
   Class C                       00150822950
                                 333 West 34th St - 3rd Fl
                                 New York, NY  10001

Tax Free Bond Fund               George Detillot                                             6.06%             3,274.5970
   Class C                       TOD Designation on File
                                 9811 33rd Dr SE
                                 Everett, WA  98208-4375

Tax Free Bond Fund               Rene R. Torino                                             15.47%             8,350.7690
   Class C                       Marie C. Torino
                                 4747 Elizabeth Lane
                                 Brooklyn, OH  44144-3247

Tax Free Bond Fund               Olga L. Standish                                            9.84%             5,315.4850
   Class C                       287 Winding Brook
                                 Walled Lake, MI  48390-3963

Tax Free Bond Fund               Karla Sepulvado                                             5.09%             2,748.2070
   Class C                       P.O. Box 1360
                                 Zwolle, LA  71486-1360

Total Return Fund                New York Life Trust Company                                39.90%         2,744,864.9780
   Class A                       Client Accounts
                                 51 Madison Avenue Rm 117A
                                 New York, NY  10010-1603

Equity Index Fund                New York Life Trust Company                                 6.27%         1,665,876.8420
                                 Client Accounts
                                 51 Madison Avenue Rm 117A
                                 New York, NY  10010-1603

California Tax Free Fund         PKSK Wong Family Partnership L P                            7.60%           106,349.5950
   Class A                       Chi Keung Wong TTEE
                                 Shuk Kwan Lam Wong TTEE
                                 3838 Divisadero Street
                                 San Francisco, CA  94123-1013

                                                                                          Percentage
   Name and Address                                                                      Outstanding          Owned
     Name of Fund                           Shareholder                                   Owned (1)           Shares
---------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund         NYLIFE Distributors Inc                                    19.38%           271,121.2630
   Class A                       c/o Al Leier
                                 P.O. Box 421
                                 Parsippany, NJ  07054-0421

California Tax Free Fund         Fiserv Securities, Inc.                                     5.99%            67,907.4450
   Class B                       FAO 40278915
                                 Attn:  Mutual Funds Dept
                                 One Commerce Square
                                 2005 Market Street, Suite 1200
                                 Philadelphia, PA  19103-7084

California Tax Free Fund         William J & Elinor G. Potikian                              7.38%            83,649.9360
   Class B                       Family Revocable Trust
                                 DTD 8-17-93
                                 Jacinda Potikian TTEE
                                 4475 N College
                                 Fresno, CA  93704-3806

California Tax Free Fund         Wedbush Morgan Securities                                   5.62%             5,559.1050
   Class C                       A/C 3235-5426
                                 1000 Wilshire Blvd.
                                 Los Angeles, CA  90017-2457

California Tax Free Fund         Janette A. Gil                                             11.42%            11,287.0010
  Class C                        888 E Serena Avenue
                                 Fresno, CA  93720-1732

California Tax Free Fund         Bon Ho Koo                                                 76.62%            75,751.4840
  Class C                        13013 E 166th Street
                                 Cerritos, CA  90703-2201

New York Tax Free Fund           NYLIFE Distributors Inc.                                   39.55%           499,488.3950
   Class A                       c/o Al Leier
                                 PO Box 421
                                 Parsippany, NJ  07054-0421

New York Tax Free Fund           Fiserv Securities, Inc.                                    51.50%             2,200.4280
   Class C                       FAO 40349791
                                 Attn:  Mutual Funds Dept.
                                 One Commerce Square
                                 2005 Market Street, Suite 1200
                                 Philadelphia, PA  19103-7084

New York Tax Free Fund           Michael P. Porter                                          46.61%             1,991.4190
   Class C                       75 S Howells Point Road
                                 Bellport, NY  11713-2621

                                                                                          Percentage
   Name and Address                                                                      Outstanding          Owned
     Name of Fund                           Shareholder                                   Owned (1)           Shares
---------------------------------------------------------------------------------------------------------------------------
International Bond Fund          Dean Witter for the benefit of Michael Jordan               6.22%            90,155.3620
   Class A                       PO Box 250 Church Street Station
                                 New York, NY  10008-0250

International Bond Fund          NYLIFE Distributors                                        54.21%           785,338.6140
   Class A                       Attn: Al Leier
                                 260 Cherry Hill Rd
                                 Parsippany, NJ  07054-1108

International Bond Fund          Donaldson Lufkin Jenrette                                  29.08%             2,987.0050
   Class C                       Securities Corporation Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ  07303-2052

International Bond Fund          Legg Mason Wood Walker Inc.                                11.10%             1,139.8910
   Class C                       281-75098-19
                                 PO Box 1476
                                 Baltimore, MD  21203-1476

International Bond Fund          Fiserv Securities, Inc.                                     5.27%               541.1470
   Class C                       FAO 40332700
                                 Attn:  Mutual Funds Dept.
                                 One Commerce Square
                                 2005 Market Street, Suite 1200
                                 Philadelphia, PA  19103-7084

International Bond Fund          Legg Mason Wood Walker Inc.                                50.46%             5,184.0600
   Class C                       281-75237-11
                                 PO Box 1476
                                 Baltimore, MD  21203-1476

International Equity Fund        New York Life Trust Company                                 6.42%           143,200.5430
   Class A                       Client Accounts
                                 51 Madison Avenue Rm 117A
                                 New York, NY  10010-1603

International Equity Fund        NYLIFE Distributors                                        28.58%           637,713.7640
   Class A                       Attn: Al Leier
                                 260 Cherry Hill Rd
                                 Parsippany, NJ  07054-1108

International Equity Fund        Salomon Smith Barney Inc.                                  11.27%             3,804.6670
   Class C                       00150308028
                                 333 West 34th Street- 3rd Fl
                                 New York, NY  10001-2483

                                                                                          Percentage
   Name and Address                                                                      Outstanding          Owned
     Name of Fund                           Shareholder                                   Owned (1)           Shares
---------------------------------------------------------------------------------------------------------------------------
International Equity Fund        Salomon Smith Barney Inc.                                  18.81%             6,349.0060
   Class C                       00150351046
                                 333 West 34th Street - 3rd Fl
                                 New York, NY  10001-2483

International Equity Fund        Attn:  Mutual Funds Dept.                                  14.71%             4,963.6000
   Class C                       Fiserv Securities Inc.
                                 FAO 40969823
                                 One Commerce Square
                                 2005 Market Street, Suite 1200
                                 Philadelphia, PA  19103-7084

International Equity Fund        New York Life Trust Company                                11.16%             3,767.8140
   Class C                       Cust. for the IRA of
                                 Paul E. Janetos Sr.
                                 250 Rollins Rd
                                 Rollins Ford, NH  03869-5015

Strategic Income Fund            New York Life Ins. General Account                         35.60%           759,184.1330
   Class A                       Attn:  Richard Schwartz
                                 260 Cherry Hill Rd
                                 Parsippany, NJ  07054-1187

Strategic Income Fund            Salomon Smith Barney Inc.                                   8.50%             9,044.6260
   Class C                       00150304328
                                 333 West 34th Street - 3rd Fl
                                 New York, NY  10001-2483

Strategic Income Fund            Salomon Smith Barney Inc.                                   7.86%             8,362.8120
   Class C                       00115029304
                                 333 West 34th Street - 3rd Fl
                                 New York, NY  10001-2483

Strategic Income Fund            Donaldson Lufkin Jenrette                                   5.14%             5,470.4600
   Class C                       Securities Corporation Inc.
                                 PO Box 2052
                                 Jersey City, NJ  07303-2052

Strategic Income Fund            Donaldson Lufkin Jenrette                                  16.40%            17,443.4230
   Class C                       Securities Corporation Inc.
                                 PO Box 2052
                                 Jersey City, NJ  07303-2052

Strategic Income Fund            Mazie A. Noll                                              10.42%            11,087.4560
   Class C                       Harold P. Kissinger
                                 Monroe A. Noll
                                 c/o Harold P. Kissinger
                                 114 West Main Street
                                 Reinholds, PA  17569-9704

                                                                                          Percentage
   Name and Address                                                                      Outstanding          Owned
     Name of Fund                           Shareholder                                   Owned (1)           Shares
---------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund            Bradley Wood                                                5.07%             5,387.8650
   Class C                       11336 Old Prospect Hill Rd
                                 Glenn Dale, MD  20769-9422

Strategic Income Fund            Karen L. Allmon                                             6.27%             6,666.7000
   Class C                       2363 FM 16W
                                 Tyler, TX  75706

Strategic Income Fund            Christine L. Dangelo                                        6.22%             6,612.7690
   Class C                       8652 Afton Road
                                 Afton, MI  49705-9705

Strategic Value Fund             New York Life Ins. Co.                                     59.02%           965,932.3350
   Class A                       Attn:  Richard Schwartz
                                 260 Cherry Hill Rd
                                 Parsippany, NJ  07054-1187

Strategic Value Fund             Merrill Lynch Pierce Fenner & Smith Inc - for              39.99%             6,343.2640
   Class C                       the sole benefit of its customers
                                 Attn:  Fund Administration 97T98
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

Strategic Value Fund             Salomon Smith Barney Inc.                                  16.69%             2,646.6240
   Class C                       00144363011
                                 333 West 34th St - 3rd Fl
                                 New York, NY  10001-2483

Strategic Value Fund             Fiserv Securities, Inc.                                     6.03%               955.8950
   Class C                       FAO 40245425
                                 Attn:  Mutual Funds Dept.
                                 One Commerce Square
                                 2005 Market Street, Suite 1200
                                 Philadelphia, PA  19103-7084

Strategic Value Fund             Jerry Gold                                                  6.16%               977.3530
   Class C                       3119 Westchester Court
                                 St. Charles, MO  63303-3866

Strategic Value Fund             New York Life Trust Company                                 5.66%               897.3910
   Class C                       Cust for the IRA of Kirk C. Hansen
                                 Kirk C. Hansen
                                 PO Box 54
                                 Absarokee, MT  59001-0054

                                                                                          Percentage
   Name and Address                                                                      Outstanding          Owned
     Name of Fund                           Shareholder                                   Owned (1)           Shares
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund            Shirley J. Schatz                                           5.86%           306,564.7440
   Class A                       Larry L. Schatz        JT TEN
                                 Tod Registration on File
                                 7518 Lillys Lane
                                 Villa Ridge, MO  63089-2781

Small Cap Growth Fund            New York Life Insurance Company                            17.22%           900,000.0000
   Class A                       Attn: Jean Hoysradt
                                 51 Madison Avenue
                                 New York, NY  10010-1603

Small Cap Growth Fund            Merrill Lynch Pierce Fenner & Smith Inc. - for             13.84%            74,924.0370
   Class C                       the sole benefit of its customers
                                 Attn:  Fund Administration 97T98
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

Small Cap Growth Fund            Donaldson Lufkin Jenrette                                   6.24%            33,750.0000
   Class C                       Securities Corporation Inc.
                                 PO Box 2052
                                 Jersey City, NJ  07303-2052

Small Cap Value Fund             New York Life Insurance Company                            54.91%           902,024.0170
   Class A                       Attn:  Jean Hoysradt
                                 51 Madison Avenue
                                 New York, NY  10010-1603

Small Cap Value Fund             New York Life Insurance Company                             5.73%           100,227.1220
   Class B                       Attn:  Jean Hoysradt
                                 51 Madison Avenue
                                 New York, NY  10010-1603

Small Cap Value Fund             Merrill Lynch Pierce Fenner & Smith Inc - for              34.85%            34,165.3160
   Class C                       the sole benefit of its customers
                                 Attn:  Fund Administration 97T98
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

Small Cap Value Fund             Painewebber for the Benefit of                              6.99%             6,856.5400
   Class C                       Local 68
                                 Engineers Pension Fund
                                 PO Box 534
                                 W Caldwell, NJ  07007-0534

Small Cap Value Fund             Donaldson Lufkin Jenrette                                  15.68%            15,368.8520
   Class C                       Securities Corporation Inc.
                                 PO Box 2052
                                 Jersey City, NJ  07303-2052

                                                                                          Percentage
   Name and Address                                                                      Outstanding          Owned
     Name of Fund                           Shareholder                                   Owned (1)           Shares
---------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund            New York Life Insurance Company                            16.42%            900,000.000
   Class A                       Attn:  Jean Hoysradt
                                 51 Madison Avenue
                                 New York, NY  10010-1603

Blue Chip Growth Fund            Merrill Lynch Pierce Fenner & Smith Inc - for              12.30%            88,664.0940
   Class C                       the sole benefit of its customers
                                 Attn:  Fund Administration 97T98
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

Equity Income Fund               New York Life Insurance Company                            56.13%           966,472.9920
   Class A                       Attn:  Jean Hoysradt
                                 51 Madison Avenue
                                 New York, NY  10010-1603

Equity Income Fund               Painewebber for the Benefit of Painewebber CDN              8.47%             8,866.0050
   Class C                       FBO
                                 James L. Sandonato P/W Cust
                                 PO Box 3321
                                 Weehawken, NJ  07087-8154

Growth Opportunities Fund        New York Life Insurance Company                            45.71%           900,514.8050
   Class A                       Attn:  Jean Hoysradt
                                 51 Madison Avenue
                                 New York, NY  10010-1603

Growth Opportunities Fund        Merrill Lynch Pierce Fenner & Smith Inc - for               5.85%             5,698.5700
   Class C                       the sole benefit of its customers
                                 Attn:  Fund Administration 97T98
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

Growth Opportunities Fund        New York Life Trust Company                                 5.77%             5,614.7790
   Class C                       Cust for the IRA of Maureen S. Townsend
                                 1217 San Dieguito Drive
                                 Encinitas, CA  92024-5116

Growth Opportunities Fund        Robert C. Olmstead                                         10.75%            10,463.0640
   Class C                       Katie Olmstead
                                 4230 Hickory Oak Box 2
                                 Spring, TX  77389-4670

                                                                                          Percentage
   Name and Address                                                                      Outstanding          Owned
     Name of Fund                           Shareholder                                   Owned (1)           Shares
---------------------------------------------------------------------------------------------------------------------------
Research Value Fund              New York Life Insurance Company                            74.25%           944,166.5190
   Class A                       Attn:  Jean Hoysradt
                                 51 Madison Avenue
                                 New York, NY  10010-1603

Research Value Fund              New York Life Insurance Company                            10.18%           104,964.8650
   Class B                       Attn:  Jean Hoysradt
                                 51 Madison Avenue
                                 New York, NY  10010-1603

Research Value Fund              Merrill Lynch Pierce Fenner & Smith Inc - for               9.63%             9,951.4840
   Class C                        the sole benefit of its customers
                                 Attn:  Fund Administration 97T98
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

Research Value Fund              Wedbush Morgan Securities                                   5.34%             5,519.7310
   Class C                       A/C 7232-3665
                                 1000 Wilshire Blvd.
                                 Los Angeles, CA  90017-2457

Research Value Fund              Salomon Smith Barney Inc.                                   7.52%             7,767.6050
   Class C                       00150308028
                                 333 West 34th Street - 3rd Fl
                                 New York, NY  10001-2483

Research Value Fund              Salomon Smith Barney Inc.                                  11.70%            12,087.2680
   Class C                       00150351046
                                 333 West 34th Street - 3rd Fl
                                 New York, NY  10001-2483

Global High Yield Fund           New York Life Insurance Company                            92.95%           900,000.0000
   Class A                       Attn:  Jean Hoysradt
                                 51 Madison Avenue
                                 New York, NY  10010-1603

Global High Yield Fund           New York Life Insurance Company                            20.45%           100,000.0000
   Class B                       Attn:  Jean Hoysradt
                                 51 Madison Avenue
                                 New York, NY  10010-1603

Global High Yield Fund           Merrill Lynch Pierce Fenner & Smith Inc - for              15.69%             2,566.9200
   Class C                       the sole benefit of its customers
                                 Attn:  Fund Administration 97T98
                                 4800 Deer Lake Drive East 3rd Fl
                                 Jacksonville, FL  32246-6484

                                                                                          Percentage
   Name and Address                                                                      Outstanding          Owned
     Name of Fund                           Shareholder                                   Owned (1)           Shares
---------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund           Ranney Family Rev Living Trust                              7.35%             1,203.3690
   Class C                       DTD 10-28-92
                                 Raymond F. Ranney TTEE
                                 1915 N Vista
                                 Spokane, WA  99212-2416

Global High Yield Fund           Donaldson Lufkin Jenrette                                   5.88%               961.6800
   Class C                       Securities Corporation Inc.
                                 PO Box 2052
                                 Jersey City, NJ  07303-2052

Global High Yield Fund           Painewebber for the benefit of Emily E. Nagler             17.29%             2,829.0000
   Class C                       50 Glenbrook Rd
                                 Apt. #14H
                                 Stamford, CT  06902-2952

Global High Yield Fund           Donaldson Lufkin Jenrette                                  16.93%             2,769.9290
   Class C                       Securities Corporation Inc.
                                 PO Box 2052
                                 Jersey City, NJ  07303-2052

Global High Yield Fund           Mary E. Johns                                              16.71%             2,733.6830
   Class C                       3841 Tunnel Hill Rd., SW
                                 Cleveland, TN  37311-8347

Map Equity                       Salomon Smith Barney Inc.                                   5.16%            21,613.9650
   Class A                       00140502905
                                 333 West 34th Street - 3rd Fl
                                 New York, NY  10001-2483

(1) This information, not being within the knowledge of the Trust, has been furnished by each of the above persons. Beneficial ownership is as defined under Section 13(d) of the 1934 Act. Fractional shares have been omitted.

       NYLIFE Distributors Inc. is a corporation organized under the laws of Delaware. NYLIFE Distributors Inc. is a wholly owned subsidiary of NYLIFE Inc., and an indirect wholly owned subsidiary of New York Life Insurance Company.

                                OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

       PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent accountants of the Trust. The Funds' Annual Reports, which are incorporated by reference in this SAI, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TRANSFER AGENT

       MainStay Shareholder Services, LLC ("MSS"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for each of the Funds. MSS has its principal office and place of business at 260 Cherry Hill Road, Parsippany, New Jersey. Pursuant to its Transfer Agency and Service Agreement dated April 28, 1997 with the Trust, MSS provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay MSS fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by MSS. MSS has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 2 Heritage Drive, North Quincy, Massachusetts 02171 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services.

CUSTODIANS

       The Bank of New York ("BONY") serves as custodian for the Equity Index Fund, California Tax Free Fund, New York Tax Free Fund, International Equity Fund, International Bond Fund, Strategic Income Fund, Strategic Value Fund, Blue Chip Growth Fund, Equity Income Fund, Global High Yield Fund, Growth Opportunities fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund and the MAP Equity Fund. The Trust has also appointed BONY as its foreign custody manager with respect to certain securities held outside of the United States. BONY has its principal office at 48 Wall Street, New York, New York 10286.

       State Street Bank and Trust Company ("State Street") serves as custodian for the other MainStay Funds, including the Capital Appreciation Fund, Convertible Fund, Total Return Fund, Value Fund, Government Fund, High Yield Corporate Bond Fund, Tax Free Fund, and Money Market Fund. State Street has its principal office at 225 Franklin Street, Boston, Massachusetts.

LEGAL COUNSEL

       Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

CODE OF ETHICS

       The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or the Manager or a Subadvisor unless such power is the result of their position with the Trust or Manager or Subadvisor. Personal trading is permitted by such persons; however they are generally required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Trust has developed procedures for administration of the Code. The Subadvisors that are unaffiliated with New York Life Insurance Company have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS
------------------------------------

MOODY'S INVESTORS SERVICE, INC.
------------------------------------

Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

Municipal Short-Term Loan Ratings

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Corporate Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S
--------------------------------------------------------------------------------

Corporate and Municipal Long-Term Debt Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short-Term Rating Definitions

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NYLIFE LLC. AND SUBSIDIARIES
(AFFILIATES OF NEW YORK LIFE
INSURANCE COMPANY)
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998

PRICEWATERHOUSECOOPERS

                                                     PricewaterhouseCoopers LLP
                                                     11 Madison Avenue
                                                     New York NY 10010
                                                     Telephone (212) 596 8000
                                                     Facsimile (212) 591-4850

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and
Member of NYLIFE LLC

In our opinion, the accompanying consolidated statement of financial position and the related consolidated statements of operations and comprehensive income, of changes in member's equity/stockholder's equity and of cash flows present fairly, in all material respects, the financial position of NYLIFE LLC and its subsidiaries (affiliates of New York Life Insurance Company) at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2, the Company changed its basis of accounting from accounting practices prescribed or permitted by the New York State Insurance Department to accounting principles generally accepted in the United States.

/s/ PricewaterhouseCoopers LLP

April 7, 2000

                          NYLIFE LLC AND SUBSIDIARIES
                (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                                                                                              December 31,
                                                                                        1999               1998
                                                                                    --------------    ---------------
                                                                                              (in thousands)
                                     ASSETS
Investments
    Equity securities                                                                $    221,590        $    22,928
    Fixed maturities:
      Available for sale                                                                  129,761             75,046
      Held to maturity                                                                      4,775              4,119
    MainStay funds at fair value                                                           33,507             35,622
    Other long-term investments                                                            53,296             16,889
Cash and cash equivalents                                                                 391,356            364,692
Restricted investments                                                                      5,663                  -
Accounts receivable (less allowance for doubtful accounts of  $21,194 and
    $21,479, respectively)                                                                824,873            473,026
Interest and other receivables                                                             25,300             34,802
Deferred distribution costs (net of accumulated amortization of $204,879 and
    $217,930 respectively)                                                                180,027            226,756
Deferred policy acquistion costs                                                           67,213             46,269
Fixed assets (net of accumulated depreciation of $63,737 and $43,976,
    respectively)                                                                         123,998            103,451
Receivable from New York Life Insurance Company                                            83,534          1,315,849
Goodwill (net of accumulated amortization of $37,858 and $8,808, respectively)          1,101,657            289,596
Other intangible assets                                                                   183,420             65,765
Other assets                                                                              142,525             82,572
                                                                                    --------------    ---------------

         Total assets                                                                $  3,572,495       $  3,157,382
                                                                                    ==============    ===============

                                LIABILITIES AND MEMBER'S EQUITY/STOCKHOLDER'S EQUITY

Accrued claims payable                                                                  $  854,158       $   339,992
Policy reserves                                                                            162,670           103,647
Participating policyholder liability                                                         3,815             3,378
Payable to New York Life Insurance Company                                                  39,222            35,759
Dividend payable to New York Life Insurance Company                                              -           373,924
Accrued expenses and other payables                                                        305,586           218,492
Income taxes payable                                                                        29,918             4,503
Notes payable                                                                              711,492         1,271,202
Net deferred tax liability                                                                 130,728 .          30,417
Other liabilities                                                                          119,033           136,955
                                                                                    --------------    ---------------

         Total liabilities                                                               2,356,622         2,518,269
                                                                                    --------------    ---------------

Minority interest                                                                          533,468           137,885

Member's equity                                                                          1,062,791                 -
Undistributed losses                                                                     (373,089)                 -
Common stock, par value $.10 per share (20,000 shares authorized, 3,850 shares
    issued and outstanding) and additional paid-in capital                                       -           912,839
Accumulated deficit                                                                              -         (415,159)
Accumulated other comprehensive (loss) income:
   Net unrealized (losses) gains on investments (net of taxes of $(2,254) and
     $96, respectively)                                                                   (10,385)             1,097
   Cumulative translation adjustment                                                         3,088             2,451
                                                                                    --------------    ---------------
         Total member's equity/stockholder's equity                                        682,405           501,228
                                                                                    --------------    ---------------
         Total liabilities and member's equity/stockholder's equity                    $ 3,572,495       $ 3,157,382
                                                                                    ==============    ===============

The accompanying notes are an integral part of these consolidated financial statements.

                          NYLIFE LLC AND SUBSIDIARIES
                (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

         CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME


                                                                                For the Years ended December 31,
                                                                               1999            1998         1997
                                                                           ------------------------------------------
                                                                                         (in thousands)
Income:
   Fee income                                                               $  4,660,313    $ 3,177,181   $1,506,092
   Premium revenue - net of reinsurance                                           57,316         47,375       27,571
   Commission income                                                             183,020        146,661      113,590
   Interest and dividend income                                                   67,644         70,992       32,533
   Net realized and unrealized gains (losses) on investments                      16,140       (73,953)      (6,462)
   Realized gain on sale of assets                                               182,930              -            -
   Equity in earnings (losses) of affiliates                                      10,462            869      (3,833)
   Gain on issuance of additional shares by public subsidiary                    104,932            921        2,411
   Other income                                                                    8,891          4,801       30,941

                                                                           --------------  ------------- ------------
   Total income                                                                5,291,648      3,374,847    1,702,843
                                                                           --------------  ------------- ------------

Expenses:
   Cost of prescription sales                                                  3,826,905      2,584,997    1,119,167
   Employee compensation                                                         188,974        147,588      111,203
   Selling expenses                                                              194,178        144,429      131,461
   Depreciation and amortization                                                 151,642        181,226      102,138
   Administrative charge from New York Life Insurance Company                     95,193         71,293       59,926
   Interest                                                                      100,068         54,670       13,197
   Professional fees                                                              61,309         44,797        6,768
   Benefit payments                                                               13,119         10,855        7,534
   Increase in policy reserves                                                    29,371         24,381       26,712
   Rent expense                                                                   22,413         13,737        9,815
   Administrative and other expenses                                             178,299         97,599       68,431
                                                                           --------------  ------------- ------------

   Total expenses                                                              4,861,471      3,375,572    1,656,352
                                                                           --------------  ------------- ------------

Net income (loss) from continuing operations before income taxes and
   minority interest                                                             430,177          (725)       46,491

Net income tax expense                                                           189,473         36,020       29,365
                                                                           --------------  ------------- ------------

Net income (loss) from continuing operations before minority interest            240,704       (36,745)       17,126

Minority interest                                                                 91,663         23,343       18,225
                                                                           --------------  ------------- ------------

Net income (loss) from continuing operations                                 $   149,041   $   (60,088)   $  (1,099)

Discontinued operations:
   Net loss from discontinued operations (before measurement date),
     (net of income tax benefit of $8,756)                                             -              -     (27,911)
   Gain on disposal of NYLCare, including operating gains of $6,926
     during the phase out period (net of income taxes of $265,624)                     -        380,135            -
                                                                           --------------  ------------- ------------
     Net income (loss) from discontinued operations                                    -        380,135     (27,911)

Net income (loss) before extraordinary item and cumulative effect of
   change in accounting principle                                                149,041        320,047     (29,010)
Extraordinary Item
   Loss on early retirement of debt (net of income tax benefit of
   $4,492)                                                                       (7,150)              -            -
Cumulative effect of change in accounting principle (net of income
   tax benefit of $14,210)                                                      (26,389)              -            -
                                                                           --------------  ------------- ------------

Net Income (loss)                                                             $  115,502     $  320,047  $  (29,010)
Other Comprehensive income (losses)
   Net unrealized holding gains (losses) on investments (net of
     income taxes of $(2,350), $(790) and $1,650, respectively)                 (11,482)        (4,772)        7,084
   Cumulative translation adjustments                                                637             13      (1,412)
                                                                           --------------  ------------- ------------
Comprehensive income (loss)                                                  $   104,657    $   315,288  $  (23,338)
                                                                           ==============  ============= ============

The accompanying notes are an integral part of these consolidated financial statements.

                          NYLIFE LLC AND SUBSIDIARIES
                (affiliates of New York Life Insurance Company)

  CONSOLIDATED STATEMENT OF CHANGES IN MEMBER'S EQUITY / STOCKHOLDER'S EQUITY

             For the years ended December 31, 1999, 1998, and 1997

                                       Common                                                          Accumulated
                                      Stock &                                                             Other
                                     Additional                Investment                             Comprehensive
                                      Paid-In     Accumulated  Valuation    Member's    Undistributed     Income
                                      Capital       Deficit     Account      Equity         Losses        (Loss)        Total
                                      -------       -------     -------      ------         ------        ------        -----
Balance at December 31, 1996 as
   previously reported               $1,066,921   $ (270,817)   $  99,527      $    -        $    -       $  2,635      898,266

Cumulative Effect of
   comprehensive change in basis
   of accounting (Note 2)                55,143      (61,455)    (99,527)           -             -              -    (105,839)

Balance at December 31, 1996, as
   adjusted                           1,122,064     (332,272)           -           -             -          2,635      792,427

Capital contributions                   101,087             -           -           -             -              -      101,087
Return of capital                     (124,900)             -           -           -             -              -    (124,900)
Net loss                                      -      (29,010)           -           -             -              -     (29,010)
Other comprehensive income
   (losses)
   Net unrealized gains on
   investments                                -             -           -           -             -          7,084        7,084
   Cumulative translation
   adjustment                                 -             -           -           -             -        (1,412)      (1,412)

                                     -----------  ------------ ----------- -----------  ------------  -------------  -----------
Balance at December 31, 1997          1,098,251     (361,282)           -           -             -          8,307      745,276

Capital contributions                   100,145             -           -           -             -              -      100,145
Return of capital                     (285,557)             -           -           -             -              -    (285,557)
Dividend                                      -     (373,924)           -           -             -              -    (373,924)
Net income                                    -       320,047           -           -             -              -      320,047
Other comprehensive income
   (losses)
   Net unrealized losses on
   investments                                -             -           -           -             -        (4,772)      (4,772)
   Cumulative translation
   adjustment                                 -             -           -           -             -             13           13
                                     -----------  ------------ ----------- -----------  ------------  -------------  -----------

Balance at December 31, 1998            912,839     (415,159)           -           -             -          3,548      501,228

Capital contributions                   147,590             -           -           -             -              -      147,590
Dividend                                      -      (73,432)           -           -             -              -     (73,432)
Net income                                    -       100,322           -           -             -              -      100,322
Other comprehensive income
   Net unrealized gains on
   investments                                -             -           -           -             -             23           23
   Cumulative translation
   adjustment                                 -             -           -           -             -            226          226
                                     -----------  ------------ ----------- -----------  ------------  -------------  -----------

Balance at September 30, 1999         1,060,429     (388,269)           -           -             -          3,797      675,957

Conversion to a Limited
   Liability Company                 (1,060,429)      388,269           -   1,060,429     (388,269)              -            -
Capital contributions                         -             -           -       2,362             -              -        2,362
Net income                                    -             -           -           -        15,180              -       15,180
Other comprehensive income
   (losses)
   Net unrealized losses on
   investments                                -             -           -           -             -       (11,505)     (11,505)
   Cumulative translation
   adjustment                                 -             -           -           -             -            411          411
                                     -----------  ------------ ----------- -----------  ------------  -------------  -----------

 Balance at December 31, 1999            $    -        $    -      $    -  $1,062,791   $ (373,089)      $ (7,297)    $ 682,405
                                     ===========  ============ =========== ===========  ============  =============  ===========

The accompanying notes are an integral part of these consolidated financial statements.

                          NYLIFE LLC AND SUBSIDIARIES
                (affiliates of New York Life Insurance Company)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                               For the Years ended December 31,
                                                                            1999             1998             1997
                                                                            ----             ----             ----
                                                                                      (in thousands)
Cash flow from operating activities:
   Net income (loss)                                                      $ 115,502        $ 320,047       $ (29,010)
   Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation and amortization                                          151,642          190,015          122,888
     Gain on disposal of business, excluding operating gains                      -        (373,209)                -
     Capitalization of deferred policy acquisition costs                   (18,392)         (11,889)          (7,077)
     Insurance reserves                                                      29,371           24,500           26,712
     Net realized gain on sale of interest in subsidiaries                        -                -         (19,932)
     Net realized gain on sale of assets                                  (182,930)                -                -
     Net realized and unrealized (gains) losses on investments             (16,140)           65,017            6,462
     Equity in (earnings) loss of affiliates                               (10,462)              117            7,557
     Provision for deferred income tax expense                              107,730          (1,960)           12,289
     Minority interest                                                       91,663           23,413           18,288
     Gain on issuance of additional shares by public subsidiary           (104,932)            (921)          (2,411)
     Non recurring charges, net of cash paid                                 22,281            1,467                -
     Extraordinary loss on early retirement of debt                          11,642                -                -
     Other                                                                    5,423            8,554            8,202

Change in assets and liabilities, net of changes resulting from acquisitions or sales of subsidiaries:
     Premiums and accounts receivable                                     (221,994)           78,185         (91,791)
     Interest and other receivables                                           3,979          (8,302)           22,609
     Deferred distribution costs and other assets                          (74,908)        (136,728)        (109,121)
     Accrued expenses and other payables                                    318,341            5,061          171,002
     Net payable (receivable) to New York Life Insurance Company          1,235,774        (829,149)        (498,241)
     Claims payable                                                               -        (132,243)           11,029
     Net income taxes payable (receivable)                                   25,272           16,305            1,604
     Short-term notes payable                                             (790,295)          365,198          500,708
     Other liabilities                                                     (15,899)          (7,393)         (13,285)
     Net assets of dissolved subsidiaries                                         -                -           66,553
                                                                     ---------------   --------------  ---------------
Net cash provided by (used in) operating activities                         682,668        (403,915)          205,035

Cash flow from investing activities:
   Capital expenditures                                                    (43,839)         (45,363)         (38,826)
   Proceeds from sale of investments                                         51,999          289,655          214,642
   Purchase of investments                                                (180,476)        (164,007)        (163,439)
   Proceeds from sale of subsidiaries, net of cash sold and
     closing costs, net of taxes                                                  -          593,168            2,766
   Acquisition of subsidiaries, net of cash acquired                      (721,049)        (460,137)                -
   Payments received on investments                                           7,558            2,537            8,693
   Other                                                                        453            4,603          (1,045)
                                                                     ---------------   --------------  ---------------
Net cash (used in) provided by investing activities                     $ (885,354)        $ 220,456         $ 22,791
                                                                     ---------------   --------------  ---------------

The accompanying notes are an integral part of these consolidated financial statements.

                          NYLIFE LLC AND SUBSIDIARIES
                (affiliates of New York Life Insurance Company)

                CONSOLIDATED STATEMENT OF CASH FLOWS (continued)


                                                                               For the Years ended December 31,
                                                                            1999             1998             1997
                                                                            ----             ----             ----
                                                                                      (in thousands)
Cash flow from financing activities:
   Capital contributions                                             $      147,590     $      97,534     $      95,471
   Dividends paid                                                         (447,356)                 -                 -
   Borrowings net of repayments under line of credit agreements                   -                 -          (97,446)
   Proceeds from long-term debt                                           1,290,950           360,000                 -
   Repayment of debt                                                    (1,060,312)          (31,082)           (8,173)
   Return of capital distribution                                                 -         (276,237)         (124,900)
   Contributions from limited partners                                       20,900                 -                 -
   Deferred financing fees                                                 (26,316)           (4,062)                 -
   Proceeds from exercise of stock options                                    6,438             2,021                 -
   Net proceeds from issuance of common stock                               299,378                 -                 -
   Other                                                                          -             (215)             1,597
                                                                    ----------------   ---------------   ---------------

Net cash provided by (used in) financing activities                         231,272           147,959         (133,451)
                                                                    ----------------   ---------------   ---------------

Effect of exchange rates on cash                                            (1,922)           (1,373)           (3,042)
                                                                    ----------------   ---------------   ---------------

Net increase (decrease) in cash and cash equivalents                         26,664          (36,873)            91,333

Cash and cash equivalents at beginning of period                            364,692           401,565           310,232
                                                                    ----------------   ---------------   ---------------

Cash and cash equivalents at end of period                           $      391,356     $     364,692     $     401,565
                                                                    ================   ===============   ===============

Supplemental disclosure of cash flow information: Cash paid
   (received) during the year for:
     Income taxes                                                    $       26,483     $     298,158     $    (11,776)
                                                                    ----------------   ---------------   ---------------

     Interest expense                                                $      104,675     $      47,492     $      10,998
                                                                    ----------------   ---------------   ---------------

Supplemental disclosure of non-cash financing activities:
   Net capital contributions                                         $        2,362     $     (6,709)     $       5,613
                                                                    ----------------   ---------------   ---------------

   Contributions from limited partners                               $       86,795     $           -     $           -
                                                                    ----------------   ---------------   ---------------

   Dividends declared but not paid                                   $            -     $     373,924     $           -
                                                                    ----------------   ---------------   ---------------

The accompanying notes are an integral part of these consolidated financial statements.

                          NYLIFE LLC AND SUBSIDIARIES
                (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1999, 1998 AND 1997

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

The accompanying financial statements reflect the consolidation of NYLIFE LLC (the "Company"), formerly NYLIFE Inc., a wholly owned subsidiary of New York Life Insurance Company ("New York Life"), and its subsidiaries, each of which is wholly owned, except as noted:

ACTIVE SUBSIDIARIES

Avanti Corporate Health Systems Inc. ("Avanti")
Eagle Strategies Corp. ("Eagle")
MacKay Shields Financial LLC ("MacKay Shields") (Formerly MacKay-Shields Financial Corporation) **
Madison Square Advisors LLC ("MSA") (Formerly Madison Square Advisors, Inc.)**
      NYLAP Manager LLC ("NYLCAP Manager") (Formed in 1999) **
            New York Life Capital Partners LLC ("NYLCP LLC"), (Formed in 1999) 53% owned **
                  New York Life Capital Partners, LP ("NYLCP LP"), (Formed in
                  1999) 3% owned**
MainStay Management LLC ("MainStay Management") (Formerly MainStay Management, Inc.) **
MainStay Shareholder Services LLC ("MSSI") (Formerly MainStay Shareholder Services Inc.) **
Monitor Capital Advisors LLC ("Monitor Capital") (Formerly Monitor Capital Advisors, Inc.) **
New York Life Benefit Services LLC ("Benefit Services") (Formerly New York Life Benefit Services Inc.)**
New York Life Capital Corporation ("Capital Corporation")
New York Life International, Inc. ("International Inc.") **
      New York Life Insurance, Ltd. ("Korea") (Formerly Kohap New York Life Insurance Ltd.)**
New York Life International Investment, Inc. ("NYL International")
New York Life Irrevocable Trust of 1996 ("Trust")
      New York Life Settlement Corporation ("NYLSET")
New York Life Trust Company ("NYL Trust")
New York Life UK Limited ("NYLUK")
NYLIFE Administration Corp. ("NYLACOR")
NYLIFE Distributors, Inc. ("NYLIFE Distributors") **
NYLIFE HealthCare Management, Inc. ("NYLIFE HealthCare")
      Express Scripts, Inc. ("ESI"), 39% owned, 86% voting stock
NYLIFE Refinery, Inc. ("NYLIFE Refinery")
NYLIFE Securities, Inc. ("NYLIFE Securities")
NYLINK Insurance Agency Corporation ("NYLINK")
NYLTemps, Inc. ("NYLTemps")
Prime Provider Corp. ("Prime Provider")

DISCONTINUED/DISSOLVED SUBSIDIARIES

Aegis Technologies, Inc. ("Aegis") (Dissolved in 1999)
Greystone Realty Corporation ("Greystone") (Dissolved in 1999)
MSC Holding, Inc. ("MSC"), (Dissolved in 1999) 85% owned
NYLCare NC Holdings, Inc. ("NC Holdings") (Discontinued in 1998)
NYLIFE Depositary Corporation ("Depositary") (Dissolved in 1999)
NYLIFE Funding, Inc. ("NYLIFE Funding") (Dissolved in 1998)
NYLCare Health Plans ("NYLCare") (Discontinued in 1998)
      New York Life and Health Insurance Company ("NYLHIC") (Discontinued in
      1998)
NYLIFE Resources, Inc. ("NYLIFE Resources") (Dissolved in 1998)
NYLIFE SFD Holding, Inc. ("SFD Holding") (Dissolved in 1999)
      Auto Funding II, LP ("Auto Funding") (Dissolved in 1999)
      NYLIFE Structured Asset Management Company, Ltd. ("SAMCO") (Dissolved in
      1999)
WellPath of Arizona Reinsurance Company ("WellPath") (Discontinued in 1998) NYLIFE Equity ("NYLIFE Equity") (Dissolved in 1997)
NYLIFE Realty Inc. ("NYLIFE Realty") (Dissolved in 1997)

** Subsidiaries affected by the re-organization described in Note 18

The Company was originally incorporated under the laws of New York in 1984 as NYLIFE Inc., and was converted to a Delaware limited liability company on September 30, 1999. Effective October 1, 1999, MacKay Shields, MainStay Management, Monitor Capital and MSA were also converted to limited liability companies. Benefit Services and MSSI were converted to limited liability companies on January 28, 2000.

The Company, through its subsidiaries, offers insurance products in certain international markets; pharmacy benefit management services; investment management, mutual fund, and pension products/services; securities brokerage and capital financing.

International operations are conducted primarily through International Inc., which markets life, annuity and health insurance and pension products/services through joint ventures and equity investments in Argentina, Hong Kong, Indonesia, Mexico, Philippines and South Korea. In addition, International Inc. has representative offices in the People's Republic of China and an investment fund in India.

Pharmacy benefit management services in the United States and Canada are conducted through ESI, and include network claims processing, mail pharmacy services, benefit design consultation, drug utilization review, formulary management, disease management, medical and drug data analysis services and medical information management services. ESI also conducts business as an Internet pharmacy through its 19.9% interest in PlanetRx.com Inc.

Asset management operations primarily consist of institutional asset management and mutual fund related products and services offered through MacKay Shields, Monitor Capital and MSA. Mutual fund distribution and administration services are conducted through NYLIFE Distributors, MSSI and MainStay Management. Pension and 401(k) products and related administrative and trust services are offered through Benefit Services and NYL Trust.

Securities brokerage is conducted through NYLIFE Securities, whose operations consist of acting as an introducing broker for clients and the distribution of mutual fund products (including the MainStay Funds ("Funds") through a soliciting dealer agreement with NYLIFE Distributors) and registered products through New York Life's career agency force.

Capital financing operations are conducted through Capital Corporation, which issues commercial paper and borrows from other sources for the purpose of making loans to New York Life and its affiliates.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). Prior to 1999, the consolidated financial statements had been prepared on the basis of accounting practices prescribed or permitted by the New York State Insurance Department for valuing common stocks of subsidiaries, which is a comprehensive basis of accounting other than GAAP. Financial statements for the years ended December 31, 1998 and 1997 have been restated in accordance with GAAP. The cumulative effect of the comprehensive change in basis of accounting of $105,839,000 has been recorded as a decrease to the beginning of the year equity for the year ended December 31, 1997.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

INVESTMENTS

Equity securities consist of both affiliated and unaffiliated securities. Unaffiliated securities are stated at market value. Affiliated securities represent unconsolidated subsidiaries and are accounted for under the equity method of accounting with net earnings or losses included in net income and unrealized appreciation and depreciation reflected as unrealized gains and losses reported as a separate component of member's equity. Fixed maturities are classified as either held to maturity and reported at amortized cost or available for sale and reported at estimated fair value, with unrealized gains and losses reported as a separate component of member's equity, net of deferred tax. The investments in the Funds are recorded at fair value and are held by MacKay Shields and MainStay Management, investment advisors; MSSI, a transfer agent; and NYLIFE Securities and NYLIFE Distributors, broker-dealers. In accordance with specialized accounting practices for broker-dealers, unrealized gains and losses are included in net income. Real estate is recorded at cost less accumulated depreciation. Other long-term investments primarily represent investments in limited partnerships and are generally accounted for under the equity method of accounting with net earnings or losses included in net income.

CASH AND CASH EQUIVALENTS

Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less. The carrying value of cash and cash equivalents approximates fair value.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying value of cash and cash equivalents, accounts receivable and accounts payable approximate fair value due to the short term maturities of these instruments. The carrying value of equities, available for sale fixed maturities and investments in real estate and the Funds approximates fair value and is discussed in Note 6. The fair value of interest rate swaps was based on quoted market prices, which reflect the present values of the difference between estimated future fixed rate payments and future variable rate receipts. The carrying value of notes payable approximates fair value and is discussed in
Note 9.

DEFERRED DISTRIBUTION COSTS

Deferred distribution costs primarily relate to commission expenses associated with the distribution of Class B shares of the Funds, which are deferred and amortized over a six year period on a straight-line basis.

During 1999, the Company changed its method of accounting for the costs related to the distribution of Class B shares of the Funds. The Company is now deferring only commission expenses associated with new sales of the Funds. Certain other costs related to the distribution of the Funds, which were previously deferred, are now being expensed as incurred. Management believes that this method will more accurately reflect the matching of distribution costs with the related revenue recognition. The cumulative effect of this change for years prior to January 1, 1999 was $26,389,000, which is recorded in the accompanying Consolidated Statement of Operations and Comprehensive Income. Also, the effect of this change in 1999 reduced net income by $5,648,000.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business and certain costs of issuing and underwriting policies that vary with and are primarily related to the production of new business are deferred and recorded as an asset in the balance sheet. These costs consist primarily of commissions, overrides, certain expenses of issuing and underwriting contracts, and certain agency expenses. For traditional life and periodic endowment products, such costs are amortized over the life of the contract in proportion to estimated gross margins. The assumptions for estimated gross margins are initially based on best estimates and updating periodically to reflect actual experience. Unlocking is done automatically as actual experience emerges. The effect of which is reflected in the current year's amortization. For term life and certain riders, the deferred policy acquisition costs are amortized over the life of the contract in proportion to gross premiums. For non-participating limited pay policies the deferred policy acquisition costs are amortized over the premium paying period in proportion to gross premiums.

FIXED ASSETS

Fixed assets are recorded at cost and are depreciated over the estimated useful lives of the assets, generally 3 to 10 years, using the straight-line method of depreciation.

GOODWILL

Goodwill represents the cost in excess of the value assigned to net assets acquired in connection with acquisitions and is being amortized over 10 to 30 years, unless deemed to be impaired, in which case it is written off to the extent considered unrecoverable (see Note 4).

OTHER INTANGIBLE ASSETS

Other intangible assets consist of customer contracts, non-compete agreements and deferred financing fees. These assets are carried at amortized cost and are amortized on a straight-line basis over periods from 1 to 20 years.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company, through its investment in ESI, has entered into interest rate swap agreements to manage exposure to interest rate risk (see Note 9). ESI does not hold or issue derivative financial instruments for trading purposes. The interest rate swaps are designated to hedge ESI's variable interest rate payments. Amounts received or paid are accrued as interest receivable or payable and as interest income or expense. The fair values of the interest rate swap agreements are based on market prices. The fair value represents the estimated amount ESI would receive or pay to terminate the agreements, taking into consideration current interest rates.

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"), effective for fiscal years beginning after June 15, 2000. FAS 133 requires all derivatives be recognized as either assets or liabilities in the consolidated statement of financial position and measure those instruments at fair value. In addition, FAS 133 specifies the accounting for changes in the fair value of a derivative based on the intended use of the derivative and the resulting designation. ESI's present interest rate swaps would be considered cash flow hedges. Accordingly, the change in the fair values of the swaps will be reported on the consolidated statement of financial position as an asset or liability. The corresponding unrealized gains or losses representing the effective portion of the hedges will be initially recognized in member's equity and other comprehensive income, and subsequently any changes in unrealized gains or losses from the initial measurement date will be recognized in earnings concurrent with the interest expense on ESI's underlying variable rate debt. If the Company had adopted FAS 133 as of December 31, 1999, it would have recorded an unrealized gain of $6,867,000 as an asset and an increase in member's equity and other comprehensive income during 1999.

POLICY RESERVES

Policy reserves include reserves for traditional life (including attached OPP riders), periodic endowments, term life, other riders, non-participating limited pay policies, and remaining short term and insignificant products. For traditional life and periodic endowments, net level premium reserves are calculated using dividend fund interest rates and guaranteed cash surrender value mortality rates. For term life and other riders, net level premium reserves are calculated using mortality, interest, expense, and persistency. Mortality, interest, and expense are based on best estimate with a provision for adverse deviation. Persistency reflects actual experience. For non-participating limited pay policies, net level premium reserves are calculated with additional reserves set up to account for the unearned revenue liability.

PARTICIPATING POLICYHOLDER LIABILITY

The liability for participating policyholders' consists principally of dividends earned and expected to be paid or credited during the subsequent year. The allocation of dividends is determined by means of formulas, which reflect the relative contribution of each group of policies to the results of operations.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are recognized for the expected future tax consequences/benefits, utilizing current tax rates, of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currency have been translated into U.S. dollars at the respective year-end exchange rates. Operating results are translated at the average exchange rates for the year. Foreign currency translation gains and losses are credited or charged directly to the Cumulative Translation Adjustment ("CTA") account in member's equity. The change in the CTA account is due to the current year effect of the translation adjustment. Foreign currency transaction gains and losses are included in net income.

FEE INCOME

Revenues from dispensing prescription and non-prescription medical products from ESI's mail service pharmacies are recorded upon shipment. Revenue from sales of prescription drugs by pharmacies in ESI's nationwide network and pharmacy claims processing revenues are recognized when the claims are processed. When ESI dispenses pharmaceuticals to members of health benefit plans sponsored by their clients or have an independent contractual obligation to pay its network pharmacy providers for benefits provided to members of its clients' pharmacy benefit plans, ESI includes payments from plan sponsors for these benefits as revenue and ingredient costs or payments to these pharmacy providers in cost of prescription sales. If ESI is only administering the plan sponsors' network pharmacy contracts, ESI records fees derived from ESI's contracts with plan sponsors as revenue.

Through its subsidiaries, the Company receives fees for services provided under agreements with its clients. The Company accrues fee income when earned. Consulting and management fees are recognized in income as services are rendered.

PREMIUM REVENUE RECOGNITION

Premiums are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs. For non-participating contracts with a limited number of premium payments due over a period shorter than the period over which benefits are provided, premiums are recorded as income when due. Any excess profit which is defined by excess of gross over net premiums, is deferred and recognized as income in a constant relationship to insurance in force.

NET REALIZED AND UNREALIZED INVESTMENT GAINS

Net realized gains are computed using the specific identification method. Costs of investments are adjusted for impairments considered other than temporary. Unrealized gains and losses of broker-dealers are included in net income in accordance with specialized accounting practices.

COST OF PRESCRIPTION SALES

Costs of prescription sales include product costs, pharmacy claims payments and other direct costs associated with dispensing prescription and non-prescription medical products and claims processing operations, offset by fees received from pharmaceutical manufacturers in connection with ESI's drug purchasing and formulary management programs. Fees receivable from pharmaceutical manufacturers are estimated on a quarterly basis, converting total prescriptions dispensed to estimated rebatable scripts (i.e., those prescriptions with respect to which ESI is contractually entitled to submit claims for rebates) multiplied by the contractually agreed manufacturer rebate amount. Estimated fees receivable from pharmaceutical manufacturers are recorded when ESI determines that they are realizable, and realization is not dependent upon future pharmaceutical sales. Estimates are revised once the actual rebatable scripts are calculated and rebates are billed to the manufacturer.

NOTE 3 - BUSINESS RISKS AND UNCERTAINTIES

The development of deferred policy acquisition costs and policy reserves for certain subsidiaries offering life insurance products requires management to make estimates and assumptions regarding mortality, morbidity, lapses, expense and investment experience. Such estimates are primarily based on historical experience and future expectations. Actual results could differ from these estimates. Management monitors actual experience, and, where circumstances warrant, revises its assumptions and the related estimates of policy reserves and claim liabilities.

As substantially all of the net assets of International Inc.'s subsidiaries and NYLUK are held in foreign countries, there is a potential for adverse impact on net assets arising from economic and political changes in these countries.

See Note 15 for description of specific commitments and contingencies.

NOTE 4 - IMPAIRMENTS

In 1998, NYLIFE Distributors amortized an additional $52,648,000 of deferred 12b-1 distribution costs in order to more appropriately align the deferred asset with the anticipated recoverable sales charges. This adjustment was necessitated in part, by the occurrence of significant redemptions that qualified for waiver of otherwise payable contingent deferred sales charges.

In 1998, NYLUK decided to exit its investment in Life Assurance Holding Corporation Limited, a UK holding company in which NYLUK has a 22.8% equity interest. The lack of interest from serious potential buyers indicated that an other than temporary impairment had occurred. As a result, a realized loss of $45,698,000 was recorded during 1998.

In 1998, NYLIFE Healthcare owned 1,402,000 shares of common stock of FPA Medical Management, Inc. ("FPA"). During the third quarter of 1998, FPA entered into bankruptcy proceedings and NYLIFE Healthcare determined that an other than temporary impairment had occurred. As a result, a realized loss of $33,300,000 was recorded during 1998.

Auto Funding was a limited partnership formed for the purpose of investing in a series of trusts ("NAFCO Auto Trusts") consisting of prime and non-prime automobile loans. During 1998, Auto Funding recorded realized losses of $6,700,000 and $11,500,000, respectively, representing Auto Funding's remaining investment in the NAFCO Auto Trust and the anticipated exercise of its option to prepay the Investor Certificateholders in NAFCO Auto Trusts-2, 3 and B. The write-offs were necessitated by the continued unpredictability of the underlying collateral in NAFCO Auto Trusts. In 1997, Auto Funding recorded realized losses of $4,600,000 and $2,600,000, respectively, on NAFCO Auto Trusts and related capitalized costs.

NYLIFE Refinery determined that adverse market and operating conditions and independent market value quotes were sufficient indicators of a potential impairment for its investment in Refinery Holding Company, LP. As a result, NYLIFE Refinery recorded a pre-tax realized loss of $6,010,000 and $17,219,000 on its investment during 1998 and 1997, respectively.

In 1997, the Company determined that Benefit Services projected operating losses were indicative of a potential impairment. As a result, the Company expensed $4,381,000 (included in administrative and other) of goodwill related to the purchase of this subsidiary.

NOTE 5 - ACQUISITIONS AND DISPOSITIONS

ESI

On April 1, 1999, ESI purchased Diversified Pharmaceutical Services, Inc. and Diversified Pharmaceutical Services (Puerto Rico) Inc. (collectively DPS), from SmithKline Beecham Corporation and SmithKline Beecham InterCredit BV for approximately $715,000,000 (which includes purchase price adjustments for working capital and transaction costs). ESI used approximately $48,000,000 of its own cash and financed the remainder of the purchase price and related acquisition costs through a $1.05 billion credit facility and a $150,000,000 senior subordinated bridge credit facility (see Note 9).

The acquisition has been accounted for using the purchase method and the results of operations of the acquired entities have been included in the consolidated financial statements since April 1, 1999. The purchase price has been preliminary allocated based on the estimated fair values of net assets acquired at the date of the acquisition. The excess of purchase price over tangible net assets acquired has been preliminarily allocated to customer contracts in the amount of $129,500,000 (included in other intangible assets) which are being amortized using the straight-line method over the estimated useful lives of 1-20 years and to goodwill in the amount of $734,485,000 which is being amortized using the straight-line method over the estimated useful life of 30 years. ESI filed an Internal Revenue Code SS.338 (h)(10) election, making amortization expense tax deductible. In conjunction with the acquisition, DPS retained the following liabilities (in thousands):

               Fair value of assets acquired             $1,010,159
               Cash paid for the capital stock            (714,678)
                                                      ---------------
               Liabilities retained                      $  295,481
                                                      ===============

In June 1999, ESI completed a public offering of 5,175,000 shares of Class A common stock and received $299,378,000 in net proceeds. In addition, employee stock options were exercised throughout the year. NYLIFE Healthcare recognized a pre-tax gain of $104,932,000, representing the difference in NYLIFE HealthCare's interest in the net assets of ESI immediately after the public offering and the historical book value of its investment in ESI. As a result of these transactions, NYLIFE Healthcare's ownership of ESI decreased from 45% to 39% and its voting stock from 89% to 86%.

On August 31, 1999, ESI and YourPharmacy.com, Inc. ("YPC"), a wholly owned subsidiary of ESI entered into an Asset Contribution and Reorganization Agreement (the "Contribution Agreement") with PlanetRx, PRX Holdings, Inc. ("Holdings"), and PRX Acquisition Corp. ("Acquisition Sub"). Pursuant to the Contribution Agreement, YPC agreed to contribute certain operating assets constituting its e-commerce business in prescription and non-prescription drugs and health and beauty aids to Holdings in exchange for 19.9% of the post-initial public offering common equity of Holdings (the "IPO"), and PlanetRx was also to assume certain obligations of YPC. Simultaneously with this transaction, Acquisition Sub was to merge into PlanetRx and PlanetRx shareholders would receive stock in Holdings, which would change its name to "PlanetRx.com Inc.", which would conduct business as an Internet pharmacy.

On October 13, 1999, the transactions described in the Contribution Agreement were consummated, YPC received 10,369,990 unregistered shares, or 19.9% of the common equity of PlanetRx, and PlanetRx assumed options granted to YPC employees, which converted into options to purchase approximately 1.8 million shares of PlanetRx common stock. In connection with the IPO, ESI executed a 180 day lock-up agreement that prevents ESI from selling its shares until April 10, 2000. The consummation of the transaction occurred immediately preceding the closing of PlanetRx's IPO of common stock. Based on the IPO price of $16 per share, YPC received consideration valued at $165,920,000. ESI recorded a one-time gain of $182,930,000 on the transaction, and a one-time stock compensation expense (included in administrative and other expenses) of $19,520,000 relating to the employee stock options. ESI's investment in PlanetRx is accounted for on the cost method and it is reported under equities at fair value. Additionally, as part of the Contribution agreement, PlanetRx will pay ESI an annual fee of $11,650,000 and reimbursement for certain expenses of $3,000,000 over a 5 year term, which can be extended to 10 years if ESI meets certain performance measures. Additionally, ESI is eligible to receive an incremental fee based upon the number of members who placed their first order for prescription drug or non-prescription merchandise with PlanetRx. ESI recorded $2,912,000 of the annual fee and $88,000 of incremental fee in other revenue and reduced selling and general administrative expenses by $750,000 for reimbursement of certain expenses. As of December 31, 1999, ESI had PlanetRx receivables of $5,732,000.

On April 1, 1998, ESI acquired all of the outstanding capital stock of Value Health, Inc. and Managed Prescriptions Network, Inc. (collectively, "ValueRx") from Columbia/HCA HealthCare Corporation ("Columbia") for approximately $460,000,000 in cash (which includes transaction costs and executive management severance costs of approximately $6,700,000 and $8,300,000, respectively); approximately $360,000,000 was obtained through a five year bank credit facility (see Note 9) and the remainder from ESI's cash balances and short term investments.

The acquisition has been accounted for using the purchase method of accounting and the results of operations of ValueRx have been included in the consolidated financial statements since April 1, 1998. The purchase price has been allocated based on the estimated fair values of net assets acquired at the date of the acquisition. The excess of purchase price over tangible net assets acquired has been allocated to other intangible assets, consisting of customer contracts and non-compete agreements in the amount of $57,653,000, which are being amortized using the straight-line method over the estimated useful lives of 2 to 20 years and to goodwill in the amount of $278,113,000 which is being amortized using the straight-line method over 30 years. The amortization expense from ValueRx goodwill and customer contracts is non-deductible for income tax purposes. In conjunction with the acquisition, ValueRx and its subsidiaries retained the following liabilities (in thousands):

                                 Fair value of assets acquired            $ 659,166
                                 Cash paid for the capital stock          (460,137)
                                                                         -----------
                                 Liabilities retained                      $199,029
                                                                         ===========


INTERNATIONAL INC.

Effective July 1, 1999, International Inc. acquired stock in Maxima S.A. AFJP, La Buenos Aires-New York Life Seguros de Vida S.A. and La Buenos Aires-New York Life Seguros de Retiro S.A. to increase its ownership in each of these companies to 40%. In addition, effective July 1, 1999, International acquired a 40% ownership in Docthos, S.A., a company licensed to conduct health care business in Argentina. The total cost to finance this investment was $126,900,000. The excess of purchase price over the statutory net assets acquired amounted to $108,298,000 and is included in goodwill on the consolidated statement of financial position, and is being amortized using the straight-line method over 20 years.

Effective October 31, 1999, International Inc. purchased the 49% ownership interest in Korea that it did not previously own. Accordingly, Korea has been consolidated in the financial statements subsequent to the date of purchase. Prior to the date of purchase, Korea was accounted for under the equity method of accounting.

Effective December 31, 1998, International Inc. sold all of its common stock in New York Life Worldwide (Bermuda) Ltd. to an outside party for consideration amounting to $3,812,000. No gain or loss was recognized on the transaction. Under the terms of the sale contract, International Inc. has undertaken to indemnify the outside party against liabilities, costs and expenses incurred with regard to specified matters. At December 31, 1999 and 1998, provisions included in other liabilities for such claims were $1,910,000 for both periods. Management believes that adequate provision has been made for potential claims that may arise.

NYLCARE

Through NYLCare, the Company offered health insurance and managed care products. NYLCare was sold to Aetna on July 15, 1998. The sale included the stock of the Company's wholly owned healthcare subsidiary, NYLCare, including NYLHIC, a downstream subsidiary of NYLCare. The sales price of $1,070,000,000 resulted in an after-tax gain of $373,208,000. At December 31, 1999 and 1998, no assets or liabilities related to the transaction remain on the statement of financial position except outstanding amounts due to and from New York Life (see Note 12).

For 1998 and 1997, the details of operating gains were as follows (in thousands):

                                                                              1998              1997
                                                                          -------------    ----------------
                     Revenues
                        Premium income                                      $1,379,507          $2,765,107
                        Premium ceded on reinsurance settlement              (569,687)                   -
                        Fee income                                              30,744              78,930
                        Other income                                            33,762              59,737
                                                                          -------------    ----------------
                        Total revenue                                          874,326           2,903,774

                     Expenses
                        HMO claims and capitation costs                      1,054,552           1,819,722
                        Health, disability and death benefit costs             159,092             630,661
                        Reserve transfer on reinsurance ceded                (569,687)                   -
                        Employee compensation                                  144,749             257,736
                        Selling, administrative and other expenses              71,172             232,259
                                                                          -------------    ----------------
                        Total expenses                                         859,878           2,940,378
                                                                          -------------    ----------------

                     Gain (loss) before income taxes                            14,448            (36,604)
                     Federal income tax expense (benefit)                        7,452             (8,756)
                     Minority interest                                              70                  63
                                                                          -------------    ----------------
                     Net income (loss)                                    $      6,926        $   (27,911)
                                                                          =============    ================


NOTE 6 - INVESTMENTS

EQUITIES

Estimated fair value of unaffiliated equity securities has been determined using quoted market prices. At December 31, 1999 and 1998, the distribution of gross unrealized gains and losses on equity securities were as follows (in thousands):

                                                         Unrealized                   Estimated
                                Cost             Gains               Losses           Fair Value
                           -------------    -----------------------------------     --------------
            1999            $   185,809      $            -      $      15,802       $    170,007
                           =============    ================    ===============     ==============

            1998            $     6,397      $          686      $           -       $      7,083
                           =============    ================    ===============     ==============

Affiliated foreign unconsolidated equity investments total $51,583,000 and $15,845,000 at December 31, 1999 and 1998, respectively.

FIXED MATURITIES

At December 31, 1999 and 1998, the maturity distribution of fixed maturities was as follows (in thousands):

                                                           1999                                1998
                                             -------------------------------    ---------------------------------
                                               Amortized         Estimated        Amortized          Estimated
    Available For Sale                            Cost          Fair Value          Cost            Fair Value
    ------------------                       ---------------    ------------    --------------     --------------
    Due in one year or less                   $       2,575      $    2,577      $      4,251       $      4,261
    Due after one year through five years            35,001          33,833            31,878             31,978
    Due after five years through ten years           34,556          32,676            22,160             22,824
    Due after ten years                              64,531          60,675            15,713             15,983
                                             ---------------    ------------    --------------     --------------
    Total                                     $     136,663      $  129,761      $     74,002       $     75,046
                                             ===============    ============    ==============     ==============

                                                          1999                                1998
                                             -------------------------------    ---------------------------------
                                               Amortized         Estimated        Amortized          Estimated
    Held to Maturity                              Cost          Fair Value          Cost            Fair Value
    ----------------                         ---------------    ------------    --------------     --------------
    Due in one year or less                   $           -      $        -      $          -       $          -
    Due after one year through five years                 -               -                 -                  -
    Due after five years through ten years                -               -                 -                  -
    Due after ten years                               4,775           4,801             4,119              5,007
                                             ---------------    ------------    --------------     --------------
    Total                                     $       4,775      $    4,801      $      4,119       $      5,007
                                             ===============    ============    ==============     ==============

At December 31, 1999 and 1998, the distribution of unrealized gains and losses on fixed maturities was as follows (in thousands):


    December 31, 1999

                                           Amortized                    Unrealized                   Estimated
           Available for Sale                Cost               Gains               Losses           Fair Value
    ---------------------------------    --------------     ----------------------------------    ---------------
    U.S. Treasury and other
        U.S. Governmental Agencies        $      3,682       $          -      $          165      $       3,517
    Foreign Governments                         85,182                  -               6,750             78,432
    Corporate                                   47,799                136                 123             47,812
                                         --------------     --------------    ----------------    ---------------
    Total Available for Sale              $    136,663       $        136      $        7,038      $     129,761
                                         ==============     ==============    ================    ===============

            Held to Maturity
    ---------------------------------

    U.S. Treasury and other
        U.S. Governmental Agencies        $      4,775       $         26      $            -      $       4,801
                                         ==============     ==============    ================    ===============

    December 31, 1998
                                           Amortized                    Unrealized                  Estimated
           Available for Sale                Cost                Gains               Losses         Fair Value
    ---------------------------------    --------------     ----------------------------------    ---------------
    U.S. Treasury and other
        U.S. Governmental Agencies        $     11,168       $         31      $           55      $      11,144
    Foreign Governments                         26,211              1,530                 438             27,303
    Corporate                                   36,623                133                 157             36,599
                                         --------------     --------------    ----------------    ---------------
    Total Available for Sale              $     74,002       $      1,694      $          650      $      75,046
                                         ==============     ==============    ================    ===============

            Held to Maturity
    ---------------------------------

    U.S. Treasury and other
        U.S. Governmental Agencies        $      4,119       $        888      $            -      $       5,007
                                         ==============     ==============    ================    ===============

Proceeds from investments in fixed maturities sold, matured, or repaid were $30,807,000, $71,876,000, and $1,847,000, for 1999, 1998 and 1997,
respectively. Realized gains from investments in fixed maturities sold, matured, or repaid were $264,000 and $5,827,000 for 1999 and 1998, respectively, and realized losses were $289,000 and $88,000 for 1999 and 1998, respectively. There were no realized gains or losses for 1997.

RESTRICTED INVESTMENTS

At December 31, 1999 and 1998, the Company, through Korea, had restricted investments of $5,663,000 and $5,040,000 with the Financial and Insurance Supervisory Board in South Korea in accordance with the requirements of the South Korean Insurance Business Law ("Law").

TIME DEPOSITS

Time deposits, included in cash and cash equivalents, at December 31, 1999 and 1998, were $11,626,000 and $6,077,000, respectively.

MAINSTAY FUNDS

At December 31, 1999, the total investment in the Funds includes investments in individual funds as follows (in thousands):

                                                                      Cost           Fair Value
                     MainStay International Bond                       $ 7,870           $  7,123
                     MainStay International Equity                       6,433              9,714
                     MainStay Strategic Income                           6,085              5,617
                     MainStay New York Tax Free                          5,105              4,551
                     MainStay California Tax Free                        2,739              2,411
                     Institutional Short Term Bond                       1,858              1,753
                     Other MainStay/Institutional Funds                  1,560              2,338
                                                                  -------------     --------------
                              Total 1999                               $31,650            $33,507
                                                                  =============     ==============
                              Total 1998                               $33,646            $35,622
                                                                  =============     ==============

OTHER LONG-TERM INVESTMENTS

Other long-term investments include interests in limited partnerships consisting primarily of leveraged buyout funds and an oil refinery with a total value at December 31, 1999 and 1998 of $42,431,000 and $5,574,000,
respectively.

NOTE 7 - FIXED ASSETS

At December 31, 1999 and 1998, fixed assets, at cost, are comprised of the following (in thousands):

                                                                  1999            1998
                                                               ------------    ------------
         Furniture                                                $ 25,653        $ 21,903
         Equipment                                                  56,019          47,017
         Computer hardware                                          18,585          14,171
         Computer software                                          58,012          38,270
         Leasehold improvements                                     22,905          19,342
         Other                                                       6,561           6,724
                                                               ------------    ------------
                                                                   187,735         147,427

         Less accumulated depreciation and amortization             63,737          43,976
                                                               ------------    ------------
         Total                                                    $123,998        $103,451
                                                               ============    ============

During 1999 and 1998, $16,482,000 and $10,244,000 in software development costs were capitalized in accordance with SOP 98-1, "Accounting for the Costs of Computer Software for Internal Use". Capitalized software development costs totaled $42,838,000 and $27,516,000, at December 31, 1999 and 1998,
respectively. Reductions, if any, in the carrying value of capitalized software costs to net realizable value are included in administrative and other expenses. Amortization expense associated with these costs in 1999, 1998 and 1997 was approximately $3,810,000, $1,968,000 and $622,000, respectively.

NOTE 8 - DEFERRED POLICY ACQUISTION COSTS

An analysis of deferred policy acquisition costs for the years ended December 31, 1999 and 1998 is as follows (in thousands):

                                                                                                1999             1998
                                                                                         ------------     ------------
Balance at beginning of year before adjustment for unrealized gains on investments           $46,269          $34,796
   Current year additions                                                                     18,392           11,890
   Amortized during year                                                                       2,552            (417)
                                                                                         ------------     ------------
Balance at end of year                                                                       $67,213          $46,269
                                                                                         ============     ============

NOTE 9 - NOTES PAYABLE

The carrying value of notes payable approximates fair value.

Notes payable, generally carried at the unpaid principal balance, consisted of the following at December 31, 1999 and 1998 (in thousands):

                                                                                          1999               1998
                                                                                     ---------------     -------------
    Capital Corporation's Debt Issuance (for 1999 and 1998, respectively, the
    weighted average cost is 6.05% and 5.19%)                                            $   75,611       $   865,906
    Term Credit Facility & Revolving Credit Facility (December 31, 1999 interest
    rate is 7.94%)                                                                          385,000           360,000
    9.625% Senior Notes due June 15, 2009                                                   250,873                 -
    Series C 9% Fixed Rate Secured Five Year Notes                                                -            20,578
    SFD Holding Loan payable to New York Life                                                     -            24,704
    Other                                                                                         8                14
                                                                                     ---------------     -------------
         Total                                                                             $711,492        $1,271,202
                                                                                     ===============     =============

On April 1, 1999, ESI executed a $1.05 billion credit facility ("Credit Facility") with a bank syndicate led by Credit Suisse First Boston and Bankers Trust Company consisting of $750,000,000 in term loans, including $285,000,000 of Term A loans and $465,000,000 of Term B loans, and a $300,000,000 revolving credit facility. The Term A loans and the revolving credit facility mature on March 31, 2005.

The Credit Facility is secured by the capital stock of each of ESI's existing and subsequently acquired domestic subsidiaries, excluding Practice Patterns Science ("PPS"), Great Plains Reinsurance Company, ValueRx of Michigan Inc., Diversified NY IPA, Inc., and Diversified Pharmaceutical Services (Puerto
Rico), Inc. and is also secured by 65% of the stock of ESI's foreign subsidiaries. The Credit Facility requires ESI to pay interest quarterly on an interest rate spread based on several London Interbank Offered Rates ("LIBOR") or base rate options plus an interest rate spread. Beginning in March 2001, ESI is required to make annual principal payments on the Term A loans of $42,750,000 in 2001, $57,000,000 in 2002 and 2003, $62,700,000 in 2004 and
$65,550,000 in 2005. The Credit Facility contains covenants that limit the indebtedness ESI may incur, dividends paid and the amount of annual capital expenditures. The covenants also establish a minimum interest coverage ratio, a maximum leverage ratio, and a minimum fixed charged coverage ratio. In addition, ESI is required to pay an annual fee of 0.5%, payable in quarterly installments, on the unused portion of the revolving credit facility ($200,000,000 at December 31, 1999). At December 31, 1999, ESI was in
compliance with all covenants associated with the credit facility. In January 2000, ESI paid down the revolving credit facility by $30,000,000.

Also on April 1, 1999, ESI executed a $150,000,000 in senior subordinated bridge credit facility from Credit Suisse First Boston Corporation and Bankers Trust Company. The proceeds from the bridge credit facility and $890,000,000 in borrowings from the Credit Facility were used to consummate the DPS acquisition (see Note 5), and repay $360,000,000 outstanding under the pre-existing $440,000,000 credit facility. This facility was retired in June 1999, upon ESI's completion of its equity offering (see Note 5).

On June 16, 1999, ESI completed the offering of $250,000,000 in Senior Notes which require interest to be paid semi-annually on June 15 and December 15. The Senior Notes also provide ESI an opportunity to call the debt at specified rates beginning in June 2004. The net proceeds from the Senior Notes offering, along with a portion of the net proceeds from the equity offering and $23,901,000 of ESI's own cash were used to repay $414,770,000 of the Term B loans. In July 1999, ESI paid off the remaining Term B principal balance of $50,230,000. As a result of the refinancing of the $440,000,000 credit facility and the repayment of the Term B loans, ESI recognized a $7,150,000, net of tax, extraordinary loss from the write-off of deferred financing fees. The Senior Notes are unconditionally and joint and severally guaranteed by ESI's wholly-owned domestic subsidiaries other than PPS, Great Plains Reinsurance Company, ValueRx of Michigan, Inc., Diversified NY IPA, Inc., and Diversified Pharmaceutical Services, Inc. (Puerto Rico).

The Series C 9% Fixed Rate Secured Five Year Notes matured on August 16, 1999. All outstanding principal and interest was paid from the proceeds on the December 17, 1998 sale of the Series C alarm monitoring contracts. All of SAMCO's security alarm monitoring contracts were sold in 1998 resulting in a pre-tax gain of $16,600,000.

On November 1, 1993, SFD Holding entered into a loan agreement with New York Life. The agreement allowed SFD Holding to borrow money pursuant to one or more master notes (individually, a "Master Note," collectively, "Master Notes"), each of which would not exceed one year in maturity and for amounts, in aggregate, not to exceed $35,000,000 at any one time. Interest on any Master Note borrowing accrues at the rate which is the annual simple interest equivalent (computed on the actual daily principal balance based on a 360 day year of twelve 30-day months) of 225 basis points above the one LIBOR published in the Wall Street Journal on the 15th day of the preceding calendar month (or if such day is not a day on which such newspaper is published, the next succeeding day of such publication). In 1995, the loan agreement between SFD Holding and New York Life was amended to accommodate the acquisition of prime auto loans. The amendment provided for the following: (i) an increase in the maximum borrowings to $70,000,000, (ii) an interest rate of 200 basis points above the one month LIBOR for borrowings related to prime auto loan acquisitions, and (iii) a change in the monthly interest payment date to the 20th of each month. On April 30, 1999, SFD Holding paid off the remaining principal balance of the Master Note to New York Life. At December 31, 1998 the amount outstanding under the Master Note was $24,704,000 and the accrued interest totaled $160,000. During 1999, 1998 and 1997 SFD Holding made interest payments totaling $532,000, $2,183,000 and $2,396,000, respectively, to New York Life pursuant to the Master Notes.

OTHER:

During 1999, ESI entered into an interest rate lock with Bankers' Trust Company related to the offering of $250,000,000 Senior Notes. Upon issuance of the Senior Notes, ESI received $2,135,000, which is being amortized over the term of the Senior Notes. During 1999, interest expense was reduced by $116,000.

On April 3, 1998, to manage ESI's interest rate risk, ESI entered into an interest rate swap agreement ("swap") with The First National Bank of Chicago, a subsidiary of Bank One Corporation. At December 31, 1999 and 1998, the swap had a notional principal amount of $306,000,000 and $360,000,000, respectively. Under the terms of the swap, ESI agreed to receive a floating rate of interest on the amount of the term loan facility based on a three-month LIBOR rate in exchange for payment of a fixed rate of interest of 5.88% per annum. The notional principal amount of the swap began amortizing at $27,000,000 in April 1999, increasing to $36,000,000 in April 2000, to $45,000,000 in April 2001 and
to $48,000,000 in April 2002. As a result, ESI has, in effect, converted $306,000,000 of its variable rate debt under the Credit Facility to fixed rate debt at 5.88% per annum for the first four years of the Credit Facility, plus the interest rate spread of 2.0%.

On June 17, 1999, ESI entered into an additional interest rate swap agreement with Bankers Trust Company. The swap will not become effective until April 2000 and carried no notional principal amount as of December 31, 1999. Under the terms of the agreement, ESI agreed to receive a floating rate of interest on the notional principal amount based on a three-month LIBOR rate in exchange for payment of a fixed rate of interest of 6.25% per annum. Beginning in April 2000, the notional principal amount will be $15,000,000 and will increase semi-annually up to an approximate $137,000,000 in October 2002. For the remainder of the agreement's term, the notional principal amount will amortize until the agreement termination in April 2005. When the swap becomes effective, ESI will, in effect, convert the notional principal amount of variable rate debt under the Credit Facility to fixed rate debt at 6.25% per annum plus the interest rate spread.

Along with New York Life, Capital Corporation is party to credit agreement with a consortium of banks. This agreement totals $1,000,000,000 and consists of $300,000,000, 364-day revolving credit facility ("Facility A") expiring on August 2, 2000 and a $700,000,000, 5-year revolving credit facility ("Facility B") expiring August 5, 2003. Annual facility fees for Facility A are .05% and
 .04% at December 31, 1999 and 1998, respectively. Annual facility fees for Facility B are .06% at both December 31, 1999 and 1998. For Facility A and B, borrowing rates are capped at spreads of .16% and .14% over LIBOR, respectively. In addition, the credit agreement contains various covenants pertaining to allowable activities of Capital Corporation. Neither Capital Corporation nor New York Life has utilized the credit facility to date. The allocated cost incurred related to the facilities was $210,000 and $146,000 for 1999 and 1998, respectively.

In January 1995, the Company entered into a credit agreement, expiring January 1, 2000, with New York Life whereby the Company can borrow up to an aggregate principal amount of $200,000,000 at any one time. This agreement and any loans made shall be automatically extended and renewed for additional one- year periods, unless either the Company or New York Life notifies the other to terminate the agreement. No loans were made during 1999. At December 31, 1999 and 1998 there was no outstanding principal under this agreement. Interest expense amounted to $8,000, and $1,847,000 for 1998 and 1997, respectively. There was no interest expense for 1999.

NOTE 10 - REINSURANCE

International Inc. through its subsidiaries enters into reinsurance agreements in the normal course of its insurance business. Reinsurance on certain individual lives is ceded to reduce the risks on any one life. International Inc. through its subsidiaries remains liable for reinsurance ceded, if the reinsurer fails to meet its obligations. Premiums ceded for the years ended December 31, 1999, 1998 and 1997, in connection with these reinsurance agreements, were $5,177,000, $30,307,000, and 29,434,000 respectively.
Commissions earned for the years ended December 31, 1999, 1998, and 1997, in connection with these reinsurance agreements, were $926,000, $12,248,000, and $12,348,000 respectively. Reserve credits taken for reinsurance at December 31, 1999, 1998, and 1997 were $1,425,000, $974,000, and $8,434,000, respectively.

International Inc. through its subsidiaries also assumed life insurance from third parties. Premiums assumed for the year ended December 31, 1998, in connection with this reinsurance agreement, were $25,525,000. Commissions incurred for the year ended December 31, 1998 in connection with this reinsurance agreement were $11,327,000.

NOTE 11 - CORPORATE RESTRUCTURING

During the second quarter of 1999, ESI recorded a pre-tax restructuring charge of $9,400,000 associated with the consolidation of its Plymouth, Minnesota facility into its Bloomington, Minnesota facility. In December 1999, the associated accrual was reduced by $2,301,000, primarily as a result of subleasing a portion of the unoccupied space. The consolidation plan includes the relocation of all employees at the Plymouth facility to the Bloomington facility that began in August 1999 and will end in the third quarter of 2000. Included in the restructuring charge are anticipated cash expenditures of approximately $4,823,000 for lease termination fees and rent on unoccupied space (which payments will continue through April 2001, when the lease expires) and anticipated non-cash charges of approximately $2,276,000 for the write-down of leasehold improvements and furniture and fixtures. The restructuring charge does not include any costs associated with the physical relocation of the employees.

During December 1999, ESI recorded a pre-tax restructuring charge of $2,633,000 associated with the outsourcing of its computer operations to EDS. The principal actions of the plan included cash expenditures of approximately $2,148,000 for the transition of 51 employees to the outsourcer and the elimination of contractual obligations of ValueRx which had no future economic benefit to ESI, and non-cash charges of approximately $485,000 due to the reduction in the carrying value of certain capitalized software to its net realizable value. Completion of this plan will occur during the first quarter of 2000 when all cash payments will be made.

Also in December 1999, ESI recorded a pre-tax restructuring charge of $969,000 associated with restructuring ESI's PPS majority-owned subsidiary and the purchase of the remaining PPS common stock from management. The charge consists of cash expenditures of $559,000 relating to stock compensation expense and $410,000 of severance payments to 9 employees (of which $133,000 was paid during December 1999). This plan was completed in January 2000.

During the second quarter of 1998, ESI recorded a pre-tax restructuring charge of $1,651,000 associated with closing the non-PBM service operations of its wholly-owned subsidiary, PhyNet, Inc., and transferring certain functions of ESI's Vision Corporation to another vision care provider. The restructuring plan consisted of $416,000 of cash charges associated with the severance of 61 employees and non-cash charges of $1,235,000 relating to the write-down of long-lived assets no longer providing benefit. ESI completed the remainder of the restructuring actions during the third quarter of 1999.

All of the restructuring charges which include tangible assets to be disposed of are written down to their net realizable value, less cost of disposal. ESI expects recovery to approximate its cost of disposal.

Considerable management judgment is necessary to estimate fair value; accordingly, actual results could vary from such estimates.

NOTE 12 - RELATED PARTY TRANSACTIONS

NEW YORK LIFE

The Company and several of its subsidiaries are party to a service agreement with New York Life, whereby New York Life provides services to the Company and such subsidiaries, including office space, legal, accounting, administrative, personnel and other services for which the Company and its subsidiaries are billed. The Company and its subsidiaries are charged for these services based upon (a) actual costs incurred, where they are separately identifiable and (b) allocation of costs incurred by New York Life developed through analyses of time spent on matters relating to the Company and its subsidiaries. Total amounts billed under this agreement for 1999, 1998 and 1997 are $134,060,000, $135,763,000 and $108,865,000, respectively.

The liabilities for post-retirement benefits other than pensions are held by New York Life. The Company is allocated additional charges that are included in the amounts billed above during 1999, 1998 and 1997, for its share of the net periodic post-retirement benefits expense and post-employment benefits expense. At December 31, 1999 and 1998, the Company owed New York Life $14,380,000 and $14,369,000, respectively, for post-retirement benefits. At December 31, 1999 and 1998, the Company owed New York Life $1,491,000 and $5,651,000, respectively, for post-employment benefits.

NYLACOR has an agreement with New York Life whereby all the expenses incurred by New York Life related to the administration of the long term care product are paid by NYLACOR and reimbursed by New York Life. These expenses and the associated reimbursements for the years ended December 31, 1999, 1998 and 1997, totaled $8,074,000, $3,142,000 and $1,860,000, respectively. At December 31,
1999 and 1998, $653,000 and $369,000, respectively, were due from New York Life under this agreement.

The Company, through various subsidiaries, provides investment management services to New York Life's general and separate accounts. Investment management fees earned from these services for the years ended December 31, 1999, 1998, and 1997 totaled $2,406,000, $4,382,000, and $8,842,000, respectively. At December 31, 1999 and 1998, there were no amounts due from New York Life under these agreements.

Eagle has an agreement with New York Life whereby Eagle provides financial planning, training and materials to New York Life, its employees and agents. For performance of these services, Eagle receives a consulting fee equal to all costs and expenses (except commissions, depreciation and federal taxes) paid or incurred by Eagle in performing such services, plus 5%. Consulting fees earned for the years ended December 31, 1999, 1998, and 1997 totaled $2,358,000, $3,191,000, and $1,782,000, respectively. At December 31, 1999 and 1998,
$32,000 and $184,000, respectively, were due from New York Life under this agreement.

Effective January 1, 1999, Benefit Services entered into a new agreement with New York Life. Under this agreement, Benefit Services receives a fee on assets invested in New York Life sponsored investment products by employee benefit plans administered by Benefit Services. These fees amounted to $2,019,000 for 1999, all of which was due from New York Life at December 31, 1999. Prior to this agreement, New York Life provided for the payment of a $14 subsidy to Benefit Services per year, per eligible participant in an employee benefit plan administered by Benefit Services, which had selected one or more of New York Life's mutual funds as part of its investment portfolio. For 1998 and 1997, Benefit Services recognized revenue of $2,210,000 and $1,430,000, respectively. At December 31, 1998, $587,000 relating to the subsidy was due from New York Life.

On October 1, 1997, (amended August 5, 1998) Capital Corporation entered into a credit agreement with New York Life, whereby Capital Corporation agreed to make loans to New York Life in an aggregate principal amount at any time outstanding of up to, but not exceeding $1,000,000,000. At December 31, 1999 and 1998, loans to New York Life were $75,370,000 and $867,077,000, respectively. During 1999, 1998 and 1997, New York Life made interest payments totaling $41,299,000, $28,335,000, and $1,443,000 respectively. Interest receivable from New York Life at December 31, 1999 and 1998 totaled $483,000 and $3,697,000, respectively. This agreement and any loans made shall be automatically extended and renewed for additional one-year periods, unless either Capital Corporation or New York Life notifies the other to terminate the agreement. Additionally, under a separate agreement, New York Life retains Capital Corporation as an independent contractor to avail itself of Capital Corporation's expertise in connection with the issuance of commercial paper. As compensation for such services, New York Life has entered into an expense sharing agreement with Capital Corporation, whereby Capital Corporation charges to New York Life the costs and expenses paid or incurred by the Company. During 1999, 1998, and 1997, the total amounts under this agreement were $750,000, $626,000 and $108,000, respectively.

Under separate agreements, New York Life retains NYLTEMPS and NYLINK as independent contractors to avail itself of each company's expertise in the areas of temporary employee services and enhancing agent relations, respectively. As compensation for such services, New York Life is charged for the costs and expenses paid or incurred by NYLTEMPS and NYLINK. During 1999, 1998, and 1997, the total amounts earned under these agreements were $6,861,000, $9,541,000 and $9,216,000, respectively.

On July 15, 1998, the Company entered into a loan agreement with New York Life, whereby the net proceeds from the sale of NYLCare would be retained by New York Life until the Company declared a return of capital or paid a dividend. During 1998, the Company received interest income in connection with this loan of $13,387,000 from New York Life. On November 30, 1998, the Company returned capital of $276,238,000 and declared a dividend (payable on January 4, 1999) of $373,924,000. At December 31, 1998, the amount due from New York Life as a result of the NYLCare sale was $447,356,000. On January 4, 1999, the outstanding amount due from New York Life was received and the Company used the proceeds to pay total dividends of $447,356,000, including the dividend payable at December 31, 1998 and an additional dividend of $73,432,000 related to the final negotiated sales proceeds.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION ("NYLIAC")/
MAINSTAY VP SERIES FUND, INC. ("VP FUNDS")

Under an agreement with NYLIAC, a wholly owned subsidiary of New York Life, NYLIFE Securities directs and supervises NYLIAC's sale of variable annuity contracts and variable life insurance policies through separate accounts maintained by NYLIAC. NYLIFE Securities' expenses incurred in connection with the offering of these products are billed to New York Life. NYLIFE Securities earned commission revenue under this agreement of approximately $146,529,000, $117,446,000 and $85,690,000 during 1999, 1998 and 1997, respectively. Related expenses reimbursed by New York Life totaled $2,099,000, $1,716,000 and $1,343,000 during 1999, 1998 and 1997, respectively. At December 31, 1999 and 1998, $23,000 and $782,376, respectively, was due from New York Life.

MainStay Management receives administrative fees from NYLIAC for services provided to the MainStay VP Series Fund, Inc. which is an investment option for certain separate accounts offered by NYLIAC. During 1999, 1998, 1997, respectively, fees of $6,495,000, $4,531,000 and $0 were earned. At December 31, 1999 and 1998, $635,000 and $447,000, respectively, were due from NYLIAC.

The Company, through various subsidiaries, provides investment management services to several of the VP Funds. Investment management fees earned from these services for the years ended December 31, 1999, 1998, and 1997 totaled $16,149,000, $9,595,000, and $6,331,000, respectively. At December 31, 1999 and
1998, $1,670,000 and $949,000, respectively, were due from the VP Funds.

MAINSTAY MUTUAL FUNDS ("FUNDS")

As Distributor of the Funds, NYLIFE Distributors has entered into various agreements under which certain Funds have adopted Plans of Distribution ("the Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Although the Plans are required to be approved annually by Trustees of the Funds, the management of the Company believes that such annual approval will continue indefinitely. NYLIFE Distributors earns distribution, service, and redemption fees related to the affiliated Funds. Distribution fees are calculated at an annualized rate of .75% of the Funds' average daily net assets under each of the Plans, except for the Tax Free Bond, California Tax Free, and New York Tax Free funds for which the fee rate is .25%. Service fees are calculated at an annualized rate of 0.25% of the average daily net assets of certain Funds, as compensation for services rendered to shareholders of the Funds and for the maintenance of shareholder accounts. Redemption fees are received for certain redemptions of Fund shares for which no initial sales charge was received, at rates which decline from 5.0% to 0% of the net asset value of shares redeemed over a six year period. In addition, NYLIFE Distributors receives an initial sales charge on sales of certain Fund shares subject to rates which decline from 5.5% of the offering price to 0% depending on the size of the investment. At December 31, 1999 and 1998 receivables from the Funds approximated $12,080,000 and $10,486,000, respectively. For 1999, 1998 and 1997, NYLIFE Distributors earned fees and commissions on the Funds as follows (in thousands):

                                               1999            1998           1997
                                            ------------    -----------    ------------
                 Distribution Fees              $81,471        $75,376         $49,248
                 Service Fees                   $33,890        $30,091         $25,240
                 Redemption Fees                $15,261        $12,713         $ 9,703
                 Commissions                    $16,711        $12,368         $ 9,631

As of October 27, 1997, MainStay Management began to serve as Manager to each of the MainStay Retail Funds and, as of November 22, 1997, as Manager to each of the Institutional Funds (collectively, the "Funds") pursuant to a Management Agreement with the Funds. MainStay Management assumed responsibility for oversight of the portfolio management services provided by the sub-advisors (which includes affiliates MacKay Shields, MSA, Monitor Capital and New York
Life) and for managing the Funds' business affairs, which includes furnishing the Funds with office facilities and providing ordinary clerical, recordkeeping and bookkeeping services. As Manager of the Funds, MainStay Management receives a fee that ranges between .50% and 1.00% of the average daily net assets of the Funds. As the Accounting Service Agent, MainStay Management receives a separate fee that generally is less than .05% of average daily net assets of certain Funds on an annual basis. At December 31, 1999 and 1998 receivables from the Funds approximated $10,109,000 and $8,618,000, respectively. For 1999, 1998 and 1997, MainStay Management earned fees and commissions on the Funds as follows (in thousands):

                                               1999            1998           1997
                                            ------------    -----------    ------------
                 Management Fees             $  108,832       $ 96,016       $  14,109
                 Service Fees                $    1,870       $  1,593       $     249

MSSI is the transfer agent and shareholder servicing agent for Funds. MSSI provides shareholder services and acts as the transfer agent for the Fund's authorized and issued shares of beneficial interest, dividend disbursing agent and agent in connection with any accumulation, letter of intent or similar purchase plans provided to shareholders of record to the Fund and set out in the Prospectus and Statement of Additional Information. For performance of transfer agent and servicing duties, the Fund agrees to pay MSSI an annual maintenance fee for each shareholder account. Transfer agent fees earned by the Company amounted to $27,082,958, $23,934,000, and $9,935,000 during 1999, 1998 and 1997, respectively. At December 31, 1999 and 1998, transfer agent fees receivable amounted to $2,361,000 and $2,083,000.

NOTE 13 - FOREIGN OPERATIONS

The Company's subsidiaries conduct insurance and investment management operations outside the United States and Canada. The assets, liabilities, and net (loss) income of these foreign operations at December 31, 1999 and 1998 and for the years then ended are as follows (in thousands):

                                                                      1999              1998
                                                                  -------------     -------------
                          Consolidated Subsidiaries:
                              Assets                                  $376,041          $200,370
                              Liabilities                              296,919           221,977
                              Revenue                                  125,959            10,523
                              Net Loss                                (18,973)          (42,281)

                          Non-Consolidated Subsidiaries:
                              Assets                                  $806,532          $511,133
                              Liabilities                              674,727           388,991
                              Revenue                                  275,272           106,168
                              Net Income                                36,253            49,222

Dividend income earned by NYLUK on its investment in LAHC was $5,136,000 for the year ended December 31, 1997. There were no dividends for the years ended December 31, 1999 and 1998.

As part of NYLUK's sale of its common stock of Windsor Life Assurance Company to LAHC in 1994, NYLUK became party to a Warranty and Indemnity Deed (guaranteed by the Company) which indemnified the outside investors against liabilities, costs and expenses with regard to specified matters, including the sale of personal pension plans between 1988 and 1994. The Financial Service Authority and the Personal Investment Authority issued a joint policy statement on the next phase of the pension sales practices review and redress program. The extension of this review and redress program will lead to additional claims against NYLUK for the expenses incurred in connection with the extension of this program. NYLUK had established a $122,734,000 reserve for the maximum liability under the Warranty and Indemnity Deed. As of December 31, 1999, the reserve reported on the statement of financial position in other liabilities net of payment of claims and foreign currency translation is $87,879,000.

NOTE 14 - INCOME TAXES

Through the date of conversion to limited liability company status, NYLIFE LLC and its 80% or more owned domestic subsidiaries were members of an affiliated group which joined in the filing of a consolidated federal income tax return with New York Life. Following their conversion, the income or loss of NYLIFE LLC and certain other subsidiaries which were also converted to limited liability companies, are included in NYLIC's federal, state, and local taxable income. Subsidiaries that were not converted continue to be members of the same affiliated group and continue to join in filing a consolidated tax return with New York Life.

The tax allocation agreement both before and after the limited liability company conversions provide that each company will be allocated its share of tax expense or benefit determined generally on a separate company basis, but may, where applicable, allocate the tax benefits of operating or capital losses utilizable in the respective returns. Estimated payments for taxes are made between the related companies both before and after the conversion. State, local, and foreign tax returns generally are filed separately. The income tax (payable) and receivable included ($2,264,000) and $3,054,000 due to and from New York Life as of December 31, 1999 and 1998, respectively, pursuant to the tax allocation agreement.

The components of income tax expense (benefit) for each year are as follows (in thousands):

                                                  1999            1998              1997
                                              -------------    ------------     --------------
       Current
                Federal                            $53,045         $25,722            $ 7,272
                State                               13,361          11,723              8,976
                Foreign                              1,126             534                470
                                              -------------    ------------     --------------
                Total Current                       67,532          37,979             16,718
                                              -------------    ------------     --------------

       Deferred
                Federal                            112,663         (5,152)             12,241
                State                                9,278           3,193                406
                                              -------------    ------------     --------------
                Total Deferred                     121,941         (1,959)             12,647
                                              -------------    ------------     --------------

                Total                             $189,473         $36,020            $29,365
                                              =============    ============     ==============

Total income tax expense (benefit) is different from the amount computed using the statutory federal tax rate of 35% in 1999, 1998 and 1997 for the following reasons (in thousands):

                                                                       1999             1998              1997
                                                                   --------------    ------------    ---------------

     Income tax expense (benefit) at statutory rate                     $150,562        $  (254)            $16,272
     Tax exempt investment income and capital gains                        (127)           (157)              (174)
     State and local taxes, net of federal income tax benefit             14,715           9,696              6,098
     Amortization of goodwill                                              7,998          20,971              3,300
     Net foreign taxes                                                     1,126             534                470
     Equity in non-consolidated affiliates                                 (317)            (23)                178
     Non-deductible losses with respect to foreign operations              2,958          12,498              7,791
     Undistributed earnings of subsidiaries                                5,788           2,030              1,596
     Provision to return reconciliation                                    4,662            (48)            (3,587)
     Other                                                                 2,108         (9,227)            (2,579)
                                                                   --------------    ------------    ---------------
            Total income tax expense (benefit)                          $189,473         $36,020            $29,365
                                                                   ==============    ============    ===============

The net deferred tax liability at December 31, 1999 and 1998, respectively, is attributable to the following temporary differences (in thousands):

                                                                       1999             1998
                                                                   --------------    ------------
     Deferred tax asset:

     Non-deductible reserves                                         $     7,650     $    10,156
     Deferred compensation                                                 5,750           4,978
     Investments in affiliates and partnerships                            4,932           4,660
     Deferred rent                                                           177             283
     Depreciation                                                          8,409           7,708
     Unrealized investment losses                                          6,082               7
     Employee benefits                                                     6,646           8,098
     Accrued expenses - ESI                                               30,188          33,400
     Other                                                                   545           4,050
                                                                   --------------    ------------
            Gross deferred tax asset                                      70,379          73,340

     Deferred tax liability:

     Deferred distribution costs                                        (63,009)        (79,709)
     Unrealized appreciation of subsidiary                              (46,734)        (10,008)
     ESI-Gain on sale of assets                                         (62,987)               -
     Depreciation                                                        (8,384)           (178)
     Undistributed earnings of ESI                                      (18,469)        (12,322)
     Unrealized investment gains                                           (424)               -
     Other                                                               (1,100)         (1,223)
                                                                   --------------    ------------
            Gross deferred tax liability                               (201,107)       (103,440)

     Valuation allowance                                                       -           (317)
                                                                   --------------    ------------
     Net deferred tax liability                                       $(130,728)       $(30,417)
                                                                   ==============    ============

In 1998 the valuation allowance principally related to net operating losses of particular subsidiaries, the use of which was subject to the separate return limitation year (SRLY) rules. As a result of the liquidation of these subsidiaries, management has concluded that the allowance is no longer needed.

NOTE 15 - COMMITMENTS AND CONTINGENCIES

LEASES

The subsidiaries lease office space, distribution facilities, and certain office equipment under various agreements with various expiration dates. The leases contain provisions for payment of real estate taxes, building maintenance, electricity and rent escalations.

Future minimum lease payments under non-cancelable operating leases with original or remaining lease terms in excess of one year at December 31, 1999 are as follows (in thousands):

                                                                            Operating Leases
          2000                                                               $   18,353
          2001                                                                   17,192
          2002                                                                   15,554
          2003                                                                   15,169
          2004                                                                   15,158
          2005 & thereafter                                                      65,427
                                                                           -------------
          Total                                                                 146,853
                                                                           -------------

          Less future sublease rental receipts                                    6,738
                                                                           -------------
          Total                                                              $  140,115
                                                                           =============

Assets recorded under capital leases and the related accumulated depreciation are listed below. Amortization of these assets is included in depreciation and amortization expense (in thousands):

                                                               December 31,
                                                          1999             1998
                                                       ------------     ------------
          Assets recorded under capital  leases              $ 382            $ 513
          Accumulated depreciation                           (284)            (328)
                                                       ------------     ------------
          Total                                              $  98            $ 185
                                                       ============     ============

OTHER

During 1990, the Company entered into an agreement to provide a guarantee for the benefit of the shareholders of the MainStay Equity Index Fund. The guarantee provides that if, after ten years from date of purchase, the net asset value, with all dividend and capital gains distributions reinvested, is less than the original offering price, the Company will reimburse the shareholders for their loss of principal and restore the net asset value to the original offering price, including the return of any front-end sales charge. If shares are redeemed prior to or after the one day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

The Company and its subsidiaries are defendants in various legal actions arising from its operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved as a party in various governmental, administrative and investigative proceedings and inquiries. Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above and other actions pending against the Company cannot be predicted. The Company nevertheless believes that the ultimate outcome of all pending litigation should not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

The Company along with NYLIFE Securities and NYLIFE Distributors has a support agreement whereby the Company has agreed to absorb any liability which may be allocated to NYLIFE Securities and NYLIFE Distributors as a result of a lawsuit alleging misrepresentations and misappropriation of funds by a New York Life agent. At December 31, 1999, plaintiffs were seeking over $122,500,000 in compensatory and punitive damages. At this time, neither the probability of loss nor the amount of the plaintiffs recovery, if any, can be estimated.

NYLIFE Securities has a support agreement whereby the Company has agreed to absorb any liability which may be allocated to NYLIFE Securities as a result of an NASD arbitration proceeding brought by a former NYLIFE Securities registered representative and alleging defamation and other claims. The former registered representative is seeking $20,000,000 in compensatory and punitive damages in this proceeding. At this time, neither the probability of loss nor the amount of the registered representative's recovery, if any, can be estimated.

Additionally, certain subsidiaries are subject to minimum net worth restrictions pursuant to regulatory requirements and the terms of limited partnership and debt agreements. At December 31, 1999 and 1998, the net worth of these subsidiaries exceeded the related requirements.

In the ordinary course of business (which includes the business conducted by DPS and ValueRx prior to ESI acquiring them on April 1, 1999 and April 1, 1998, respectfully), various legal proceedings, investigations or claims pending have arisen against ESI and its subsidiaries (ValueRx and DPS continue to be a party to proceedings that arose prior to their April 1, 1998 and April 1, 1999 respective acquisition dates). The effect of these actions on future financial results is not subject to reasonable estimation because considerable uncertainty exists about the outcomes. The ultimate liabilities resulting from any such lawsuits, investigations or claims now pending are not expected to materially affect ESI's consolidated financial position, results of operations, or cash flows.

For the year ended December 31, 1999, approximately 78.7% of ESI's pharmaceutical purchases were through one wholesaler. ESI believes that other alternative sources are readily available and that no other concentration risks exist at December 31, 1999.

NOTE 16 - EMPLOYEE BENEFIT PLANS

LONG TERM PERFORMANCE PLAN

MacKay Shields adopted Long-Term Performance Plans ("the Plans") in 1988 and 1995. Awards under the Plans are based upon the attainment of specific goals as set forth in each Plan. The plans are long-term in nature and require participants to enter into multi-year employment contracts. Payments under the 1988 Plan commenced in 1996 and extend through March 2000. In accordance with the provisions of the 1988 Plan, participants are also entitled to income on the unpaid amount of their award. In 1999, 1998 and 1997, respectively, MacKay Shields recorded dividend and interest income in the amount of $91,000, $332,000 and $1,018,000 on the cash and investments segregated to fund the Plan obligation. The accrual of income due to participants on the unpaid liability is included in the consolidated statement of operations and other liabilities on the consolidated statement of position. A portion of the amount payable may be adjusted based upon the investment performance of certain registered investment companies managed by MacKay Shields. Awards under the 1995 Plan are based on performance during the 1995 to 1997 time period, and are payable commencing in 1999 and extending through 2001. The amount payable to participants in the year 2000 relating to these Plans is $3,465,000.

During 1989, International Inc. adopted a long-term performance plan, which entitled key professionals to receive a performance award, if specified goals were attained.

EMPLOYEE STOCK PURCHASE PLAN

In December 1998, ESI's Board of Directors approved an employee stock purchase plan, effective March 1, 1999, that qualifies under Section 423 of the Internal Revenue Code and permits all employees, excluding certain management level employees, to purchase shares of ESI's Class A Common Stock. Participating employees may elect to contribute up to 10% of their salary to purchase common stock at the end of each six month participation period at a purchase price equal to 85% of the fair market value of ESI's Class A common stock at the end of the participation period. Class A Common Stock reserved for future employee purchases under the plan was 240,000 shares at December 31, 1999.

DEFERRED COMPENSATION PLAN

In December, 1998, the Compensation Committee of ESI's Board of Directors approved a non-qualified deferred compensation plan, effective January 1, 1999, that provides benefits payable to eligible key employees at retirement, termination or death. Benefit payments are funded by a combination of contributions from participants and ESI. Participants become fully vested in ESI contributions on the third anniversary of the end of the plan year for which the contribution is credited to their account. For 1999, the annual ESI contribution will be equal to 6% of each participant's total annual compensation, with 25% being invested in ESI's Class A common stock and the remaining being allocated to a variety of investment options. As a result of the implementation, ESI accrued as compensation expense $224,000 in 1999 and $797,000 in 1998 as a past service contribution which is equal to 8% of each participant's total annual cash compensation for the period of the participant's past service with ESI in a senior executive capacity. At December 31, 1999, 50,000 shares of Class A common stock have been reserved for future plan contributions.

During 1998, NYLACOR enabled employees to participate in the NYLIC Executive Officers' Deferred Compensation and Retirement Plan and Field Sales Employees' Deferred Compensation and Retirement Plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan enables eligible employees to defer receipt of an elected percentage of their annual compensation to a later date. Annually, the Company matches 100% of eligible employee contributions up to 3% of each participant's eligible compensation. A liability equal to the market value of the participants' contributions plus Company matching contributions is included in accrued expenses and other payables in the accompanying balance sheet. The Deferred Compensation Plan liability at December 31, 1999 and 1998 was $167,000 and $76,000, respectively. Deferred Compensation Plan Company matching contributions were $2,000 for both years ended December 31, 1999 and 1998, respectively.

OTHER

Certain subsidiaries sponsor defined contribution retirement, 401(k) and profit sharing plans for employees. Contributions to these plans during 1999, 1998 and 1997, totaled $4,953,000, $2,680,000 and $2,094,000, respectively.

NOTE 17 - ACCOUNTING FOR STOCK-BASED COMPENSATION

NON EMPLOYEE AGREEMENTS

On December 31, 1995, ESI entered into a ten-year corporate alliance with Premier Purchasing Partners, LP (American Healthcare Systems Purchasing Partners, LP, the "Partnership"), an affiliate of Premier, Inc. ("Premier"). Under the terms of the transaction, ESI is Premier's preferred vendor of pharmacy benefit management services to Premier's shareholder systems and their managed care affiliates and will issue shares of its Class A Common Stock as an administrative fee to the Partnership based on the attainment of certain benchmarks, principally related to the number of members receiving ESI pharmacy benefit management services under the arrangement, and to the achievement of certain joint purchasing goals. In accordance with the terms of the agreement, ESI issued 454,546 shares of Class A Stock to Premier in May 1996, and may be required to issue up to 4,500,000 shares to the Partnership over a period up to the first five years of the agreement if the Partnership exceeds all benchmarks. The shares issued were valued at $11,250,000 using ESI's closing price on December 31, 1995, the date the agreement was consummated, and are being amortized over the then remaining term of the agreement. Amortization expense amounted to $1,320,000, $1,164,000 and $1,164,000 in 1999, 1998 and
1997, respectively. Except for certain exemptions from registration under the Securities Act of 1933, as amended (the "1933 Act"), any shares issued to the Partnership cannot be traded until they have been registered under the 1933 Act and any applicable state securities laws. No additional shares have been earned by Premier through December 31, 1999.

Effective January 1, 1996, ESI executed a multi-year contract with The Manufacturers Life Insurance Company ("Manulife"), to introduce pharmacy benefit management services in Canada. Manulife's Group Benefits Division continues to work with ESI Canada to provide these services. Under the terms of the agreement, ESI is the exclusive third-party provider of pharmacy benefit management services to Manulife's Canadian clients. ESI will also issue shares of Class A Common Stock as an advance discount to Manulife based upon achievement of certain volumes of Manulife pharmacy claims processed. No shares will be issued until after the fourth year of the agreement based on volumes reached in years two through four. ESI anticipates issuing no more than 474,000 shares to Manulife over a period up to the first six years of the agreement. Except for certain exemptions from registration under the 1933 Act, any shares issued to Manulife cannot be traded until they have been registered under the 1933 Act and any applicable state securities laws. In accordance with the terms of the agreement, no stock has been issued since inception.

If Manulife has not exercised an early termination option at the end of the sixth or tenth year of the agreement, ESI will issue at each of those times a ten-year warrant as an advance discount to purchase up to approximately 237,000 additional shares of ESI's Class A Common Stock exercisable at 85% of the market price at those times. The actual number of shares for which such warrant is to be issued will be based on the volume of Manulife pharmacy claims processed in year six and year ten, respectively.

Pursuant to an agreement with Coventry Corporation, an operator of health maintenance organizations located principally in Pennsylvania and Missouri, on January 3, 1995, ESI issued 50,000 shares of Class A Common Stock as an advance discount to Coventry in a private placement. These shares were valued at $13.69 per share, the split-adjusted per share market value of our Class A Common Stock on November 22, 1994, which was the date the agreement was consummated and the obligation of the parties became unconditional. No revision of the consideration for the transaction occurred between November 22, 1994 and January 3, 1995. The shares issued to Coventry were being amortized over a six-year period. However, due to Coventry extending the agreement for only two years, as discussed below, instead of three years, the estimated useful life of the shares issued has been reduced to five years and ended in 1999. Amortization expense was $171,000, $171,000 and $114,000 for each of the years ended December 31, 1999, 1998 and 1997, respectively. Except for certain exemptions from registration under the 1993 Act, these shares cannot be traded until they have been registered under the 1933 Act and any applicable state securities laws.

Effective January 1, 1998, Coventry renewed the agreement for a two-year term through December 31, 1999. As part of the agreement, ESI issued warrants as an advance discount to purchase an additional 50,000 shares of our Class A Common Stock, exercisable at 90% of the market value at the time of renewal. During 1998, ESI expensed the advance discount, which represented 10% of the market value.

EMPLOYEE STOCK-OPTIONS

ESI accounts for employee stock options in accordance with Accounting Principles Board No. 25 (APB 25), "Accounting for Stock Issued to Employees." Under APB 25, ESI applies the intrinsic value method of accounting and, therefore, does not recognize compensation expense for options granted, because options are only granted at a price equal to market value at the time of grant. SFAS 123 prescribes the recognition of compensation expense based on the fair value of options determined on the grant date. However, SFAS 123 grants an exception that allows companies currently applying APB 25 to continue using that method. ESI has, therefore, elected to continue applying the intrinsic value method under APB 25. For companies that choose to continue applying the intrinsic value method SFAS 123 mandates certain pro-froma disclosures as if the fair value method has been utilized. Note that due to the adoption of the methodology prescribed by FAS 123, the pro forma results shown below only reflect the impact of options granted in 1999, 1998 and 1997. Because future options may be granted and vesting typically occurs over a five year period, the pro forma impact shown for 1999, 1998 and 1997 is not necessarily representative of the impact in future years.

    (in thousands, except per share data)             1999                     1998                    1997
    ----------------------------------------------------------------------------------------------------------------
    Net income
       As reported                                         $150,218                   $42,674               $33,429
       Pro forma                                            142,753                    38,585                32,034
    Basic earnings per share
       As reported                                            $4.16                     $1.29                 $1.02
       Pro forma                                               3.95                      1.16                  0.98
    Diluted earnings per share
       As reported                                            $4.06                     $1.27                 $1.01
       Pro forma                                               3.86                      1.14                  0.97

The fair value of options granted (which is amortized to expense over the option vesting period in determining the pro forma impact), is estimated on the date of grant using the Black-Scholes multiple option-pricing model with the following weighted average assumptions:


                                                      1999                     1998                    1997
--------------------------------------------------------------------------------------------------------------------
Expected life of option                            2-7 years                2-7 years               2-7 years
Risk-free interest rate                             4.6-6.3%                 4.1-5.9%                5.7-6.6%
Expected volatility of stock                          59%                      44%                     40%
Expected dividend yield                               None                     None                    None

A summary of the status of ESI's three fixed stock option plans as of December 31, 1999, 1998 and 1997, and changes during the years ending on those dates is presented below.

                                                  1999                      1998                           1997
                                                    Weighted-                    Weighted-                       Weighted-
                                                     Average                      Average                         Average
                                                     Exercise                     Exercise                        Exercise
(share data in thousands)               Shares        Price         Shares         Price         Shares            Price
------------------------------------------------------------------------------------------------------------------------------
Outstanding at beginning of year            2,780     $28.02             1,702     $17.21              1,677         $12.56
Granted                                       843      60.43             1,866      40.65                602          22.78
Exercised                                   (196)      30.28             (133)      14.71              (529)           8.80
Forfeited/cancelled                         (141)      50.35             (655)      38.82               (48)          17.56
                                     -------------               -------------                --------------
Outstanding at end of year                  3,286      35.24             2,780      28.02              1,702          17.21
                                     =============               =============                ==============
Options exercisable at year end             1,391                          800                           641
Weighted-average fair value of
  Options granted during the year         $ 32.40                      $ 18.07                       $  9.91

The following table summarizes information about fixed stock options outstanding at December 31, 1999:

                                         Options Outstanding                                 Options Exercisable
                     -------------------------------------------------------------    ----------------------------------
     Range of
  Exercise Prices          Number         Weighted-Average                                Number
  (share data in       Outstanding at        Remaining         Weighted-Average         Exercisable    Weighted-Average
    thousands)            12/31/99        Contractual Life      Exercise Price          at 12/31/99     Exercise Price
-------------------- ------------------- ------------------- ---------------------    ---------------- -----------------
   $3.25 - 16.50                  728                4.55                $11.74                643             $11.34
   17.00 - 28.41                  716                7.21                 22.60                341              21.20
   28.50 - 42.39                  683                8.27                 34.72                227              33.04
   51.63 - 55.13                  875                9.53                 53.00                110              55.13
   65.25 - 88.56                  284                9.34                 73.97                 70              65.69
                     -------------------                                              ----------------
   $3.25 -88.56                 3,286                7.64                 35.24              1,391              23.50

NOTE 18 - SUBSEQUENT EVENTS

On January 1, 2000, New York Life reorganized its asset management operations to be under a separate holding company known as New York Life Asset Management LLC ("NYLAM"). As part of the reorganization, the Company distributed all of the issued and outstanding shares of stock or limited liability company interests of MacKay Shields, MSSI, NYLIFE Distributors, Benefit Services, MainStay Management, Monitor Capital and MSA to New York Life. The assets, equity and net income related to these asset management subsidiaries for the year ended December 31, 1999 is as follows (in thousands):

                                                         1999
                                                   ------------------
       Assets                                           $464,743
       Equity                                            242,092
       Net Income                                         20,492

On January 1, 2000, the Company distributed all of the issued and outstanding shares of Internatinal, Inc. to New York Life. The assets, equity and net income related to International Inc. for the year ended December 31, 1999 is as follows (in thousands):

                                                          1999
                                                   ------------------
       Assets                                           $459,132
       Equity                                            247,519
       Net Income                                        (36,886)

                               THE MAINSTAY FUNDS

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a.     Exhibits:

       (1) Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.01 Per Share dated October 26, 1992 - Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 16*

       (2) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 11*

       (3) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.0l Per Share
              - Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 23*

       (4) Form of Declaration of Trust as Amended and Restated December 31, 1994**

       (5) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share
              - Previously filed as Exhibit 1(e) to Post-Effective Amendment No. 28*

       (6) Form of Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share
              - Previously filed as Exhibit 1(g) to Post-Effective Amendment No. 35*

       (7) Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(h) to Post--Effective Amendment No. 38*

       (8) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.0l Per Share - Previously filed as Exhibit 1(i) to Post-Effective Amendment No. 47*

       (9) Establishment and Designations of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(10) to Post-Effective Amendment No. 51*

       (10) Establishment and Designations of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(11) to Post-Effective Amendment No. 51*

b. Amended and Restated By-Laws dated December 31, 1994 - Previously filed as Exhibit 2(b) to Post-Effective Amendment No. 32*

c. See the Declaration of Trust, as amended and supplemented from time to time (Exhibit 23(a)(1)-(10)) and the Amended and Restated By-Laws dated December 31, 1994 (Exhibit 23(b))

d.    (1)  (a)        Form of Management Agreement between the MainStay
                      Funds and MainStay Management, Inc. **

           (b) Amendment to Management Agreement between the MainStay Funds and MainStay Management, Inc. **

      (2)  (a)        (i) Form of Sub-Advisory Agreement - Strategic Value
                      Fund - Previously filed as Exhibit 5(b)(1) to
                      Post-Effective Amendment No. 38*

                      (ii) Amendment to Form of Sub-Advisory Agreement - Strategic Value Fund **

           (b) (i) Sub-Advisory Agreement - Blue Chip Growth Fund - Previously filed as Exhibit d(2)(c) to Post-Effective Amendment No. 51*

                      (ii) Amendment to Sub-Advisory Agreement - Blue Chip Growth Fund **

           (c) (i) Sub-Advisory Agreement - Growth Opportunities Fund --Previously filed as Exhibit d(2)(d) to Post-Effective Amendment No. 51*

                      (ii) Amendment to Sub-Advisory Agreement - Growth Opportunities Fund **

           (d) (i) Sub-Advisory Agreement - Research Value Fund - Previously filed as Exhibit d(2)(e) to Post-Effective Amendment No. 51*

                      (ii) Amendment to Sub-Advisory Agreement - Research Value Fund **

           (e) (i) Sub-Advisory Agreement - Small Cap Value Fund - Previously filed as Exhibit d(2)(f) to Post-Effective Amendment No. 51*

                      (ii) Amendment to Sub-Advisory Agreement - Small Cap Value Fund **

           (f) (i) Sub-Advisory Agreement - Equity Index Fund - Previously filed as Exhibit d(2)(g) to Post-Effective Amendment No. 51*

                      (ii) Amendment to Sub-Advisory Agreement - Equity Index Fund **

           (g) (i) Sub-Advisory Agreement - MacKay-Shields Financial Service Corporation - Previously filed as Exhibit d(2)
                      (h) to Post-Effective Amendment No. 51*

                      (ii) Amendment to Sub-Advisory Agreement - MacKay-Shields Financial Service Corporation **

            (h) (i) Form of Sub-Advisory Agreement - MAP Equity Fund - Previously filed as Exhibit d(2)(i) to Post-Effective Amendment No. 51*

                  (ii)  Amendment to Sub-Advisory Agreement - MAP Equity Fund**

e.      (1) (a)   Distribution Agreement between the MainStay Funds and
                  NYLIFE Distributors Inc. (Composite including Capital
                  Appreciation, Value, Convertible, Global, Total Return,
                  National Resources/Gold Metals Fund, High Yield Corporate
                  Bond, Government, Tax Free Bond and Money Market Funds). **

            (b) Distribution Agreement between MainStay Funds and NYLIFE Distributors Inc. for the California Tax Free and New York Tax Free Funds. **

            (c) Distribution Agreement between MainStay Funds and NYLIFE Distributors Inc. for the Equity Index Fund. **

            (d) Distribution Agreement between MainStay Funds and NYLIFE Distributors Inc. for the International Equity and International Bond Funds. **

            (e) Distribution Agreement between MainStay Funds and NYLIFE Distributors Inc. for the Strategic Income, Strategic Value, Blue Chip Growth, Research Value, Small Cap Value, Growth Opportunities, Small Cap Growth, Equity Income, Global High Yield and MAP Equity Funds. **

        (2) (a) Form of Soliciting Dealer Agreement **

f.      Inapplicable

g.      Special Custody Agreement with State Street Bank**

        (1)     Custodian Contract with State Street Bank and Trust Company**

               (i)    Amendment to Custodian Contract dated 6/23/98**

               (ii)   Amendment to Custodian Contract dated 1/27/97**

               (iii)  Amendment to Custodian Contract dated 5/12/89**

               (iv)   Amendment to Custodian Contract dated 6/30/88**

               (v)    Amendment to Custodian Contract dated 4/27/92**

               (vi)   Amendment to Custodian Contract dated 1O/25/88**

        (2) Fee schedule for Custodian Contract with State Street Bank and Trust Company**

        (3)       Custodian Contract with The Bank of New York

h.      (1) (a)   Form of Transfer Agency Agreement - Previously filed
                  as Exhibit h(l)(c) to Post-Effective Amendment No. 51*

            (b) Form of Sub-Transfer Agency Agreement - Previously filed as Exhibit h(l)(d) to Post-Effective Amendment No. 51*

        (2)       Form of Guaranty Agreement - Equity Index Fund**

        (3) Form of Service Agreement with New York Life Benefit Services, Inc. - Previously filed as Exhibit 9(g) to Post-Effective Amendment No. 37*

        (4) Fund Accounting Agreement - Previously filed as Exhibit h(8) to Post-Effective Amendment No. 51*

i. Opinion and consent of counsel - Previously filed as Exhibit 10 to Post-Effective Amendment No. 45 *

j.      Consent of Independent Accountants**

k.      Not Applicable.

1.      Investment representation letter relating to initial capital**

m.          (a)   Plan of Distribution pursuant to Rule 12b-1 (Class A shares)
                  -Previously filed as Exhibit m(1)(m) to Post-Effective
                  Amendment No. 51*

            (b) Plan of Distribution pursuant to Rule 12b-l (Class B shares) -Previously filed as Exhibit m(1)(n) to Post-Effective Amendment No. 51*

            (c) Plan of Distribution pursuant to Rule 12b-1 (Class C shares) -Previously filed as Exhibit m(1)(o) to Post-Effective Amendment No. 51*

n. Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 - Previously filed as Exhibit to Post-Effective Amendment No. 52*

p.      Codes of Ethics

        (1)       The MainStay Funds**

        (2)       MacKay Shields LLC**

        (3)       MainStay Management LLC (See Exhibit P(1))

        (4)       Monitor Capital Advisors LLC**

        (5)       Madison Square Advisors Inc. (See Exhibit P(1))

        (6)       Dalton, Greiner, Hartman, Maher & Co.**

        (7)       Gabelli Asset Management Company**

        (8)       John A. Levin & Co., Inc.**

        (9)       Markston International LLC**

       (10)       NYLIFE Distributors, Inc.**

------------------------
        *       Incorporated herein by reference

        **      Filed herewith.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

        The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indicated accordingly.

        Name of Organization  (Jurisdiction)(1)

MainStay VP Series Fund, Inc. (Maryland)(2)
MainStay Institutional Funds Inc. (formerly New York Life Institutional Funds) (Maryland)(2)

New York Life Asset Management LLC (Delaware)
        MacKay Shields LLC (Delaware)
               MacKay Shields Domestic General Partner LLC (Delaware) Madison Square Advisors LLC (Delaware)
               NYLCAP Manager LLC (Delaware)
                      New York Life Capital Partners LLC (Delaware) MainStay Management LLC (Delaware)
        MainStay Shareholder Services LLC (Delaware)
        Monitor Capital Advisors LLC (Delaware)
        New York Life Asset Management Operating Company LLC (Delaware) New York Life Benefit Services LLC (Delaware)
        New York Life International Investment Asia Ltd. (Mauritius) NYLIFE Distributors Inc. (Delaware)
        New York Life Insurance and Annuity Corporation (Delaware)

New York Life International, Inc. (Delaware)
        GEO New York Life, S.A. (Mexico)
        New York Life Insurance Ltd. (South Korea)
        La Buenos Aires New York Life Seguros de Vida S.A. (Argentina) 40% La Buenos Aires New York Life Seguros de Retiro S.A. (Argentina) 40% Maxima S.A. AFJP (Argentina) 40%
        New York Life Insurance Worldwide Ltd. (Hong Kong) [incorporated in
          Bermuda]
        New York Life International Holdings Ltd. (Mauritius)
        New York Life International India Fund LLC (Mauritius) (90%)
        New York Life Insurance (Philippines), Inc.
        New York Life Worldwide Capital, Inc. (DE)
        NYLI-VB Asset Management Co. LLC (Mauritius) (90%)
        P.T. Asuransi Jiwa Sewu-New York Life (50.2%) (Indonesia)




--------------------------

(1) By including the indicated corporation in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-lA.

(2) This entity is an anaffiliated a registered investment company for which New York Life and/or its subsidiaries perform investment management, administrative, distribution and underwriting services. It is not a subsidiary of New York Life but is included for informational purposes only.

         Seguros Monterrey, S.A.
                  Corporativo Seguros
                  Centro Nacional de Servicios y Operaciones
                  Centro de Capacitacion Monterrey
         Fianzas Monterrey, S.A.
                  Operadora FMA

Max New York Life Insurance Company PVD Ltd. (26%)
         New York Life Settlement Corporation

New York Life Irrevocable Trust of 1996(3)

NYLIFE LLC (Delaware)
         Avanti Corporate Health Systems, Inc. (Delaware)
                  Avanti of the District, Inc. (Maryland)
         Eagle Strategies Corp. (Arizona)
         New York Life Capital Corporation (Delaware)
         New York Life (U.K.) Ltd. (England)(4) (99.97%)
                  Life Assurance Holding Corporation Limited (23%) (South Korea)
                       Windsor Life Assurance Company Limited (Indonesia)
                  Windsor Construction Company Limited

         New York Life International Investment Inc. (Delaware)
              Monetary Research Ltd. (Bermuda)
                  NYL Management Limited (formerly Quorum Capital Management
                     Limited) (England)
         New York Life International Investment Asia Ltd. (Mauritius)
         New York Life Trust Company (New York)
         NYLCare NC Holdings, Inc. (Delaware)
                  WellPath Community Health Plans LLC (North Carolina) (NYLCare
                     NC Holdings, Inc. owns 25%; Duke Medical Strategies, Inc. owns remaining 75%)
                     ETHIX Southeast, Inc. (North Carolina)
                     WPCHP Holdings, Inc. (formerly Sanus-New England, Inc.) (Delaware)
                     WellPath Preferred Services LLC (99.9%; WPCHP
                     Holdings, Inc. owns other 0.1%) (Delaware)
                     WellPath Select Holdings LLC (99.9%; WPCHP
                     Holdings, Inc. owns other 0.1%) (North Carolina)
                                    WellPath Select, Inc. (formerly
                                          WellPath Community Health Plans, Inc.)
         NYLIFE Administration Corp. (Delaware)
         NYLIFE Structured Asset Management Company Ltd.
         NYLIFE HealthCare Management, Inc. (Delaware)
                  Express Scripts, Inc. (39.4% of total combined stock and 89.6% of the voting rights) (Delaware)
                           Express Scripts Vision Corporation (Delaware)
                           ESI Canada Holdings, Inc. (Canada)
                                   ESI Canada, Inc. (Canada)
                           ESI/VRX Sales Development Co.
-------------------------------
(3) An unaffiliated trust formed solely for the purpose of holding shares of New York Life Settlement Corporation. It is not a subsidiary of New York Life but is included for informational purposes only.

(4)      One Share is held in the name of a Nominee as required by British law.

                           Diversified Pharmaceutical Services (P.R.), Inc. Diversified Pharmaceutical Services, Inc.
                                Diversified NY IPA, Inc.
                           Express Scripts Specialty Distribution Services, Inc. ESI Utilization Management Co.
                           ESI Claims, Inc.
                           ESI Mail Pharmacy Services, Inc.
                           Great Plains Reinsurance Company
                           IVTx, Inc.
                           Practice Patterns Science, Inc.
                           Value Health, Inc.
                           ValueRx of Michigan, Inc.
                           Your Pharmacy.com,Inc.

         NYLIFE Refinery Inc.
         NYLIFE Securities Inc. (Delaware)
         NYLINK Insurance Agency Incorporated (Delaware)
               NYLINK Insurance Agency of Alabama, Incorporated (Alabama) NYLINK Insurance Agency of Hawaii, Incorporated (Hawaii)
               NYLINK Insurance Agency of Idaho, Incorporated (Idaho)(5)
               NYLINK Insurance Agency of Massachusetts, Incorporated
                 (Massachusetts)
               NYLINK Insurance Agency of Montana, Incorporated (Montana) NYLINK Insurance Agency of Nevada, Incorporated (Nevada)
               NYLINK Insurance Agency of New Mexico, Incorporated (New Mexico) NYLINK Insurance Agency of Ohio, Incorporated (Ohio)(5)
               NYLINK Insurance Agency of Oklahoma, Incorporated (Oklahoma)(5) NYLINK Insurance Agency of Texas, Incorporated (Texas)(5)
               NYLINK Insurance Agency of Washington, Incorporated (Washington) NYLINK Insurance Agency of Wyoming, Incorporated (Wyoming)
         NYLTEMPS Inc.
         Prime Provider Corp.
                  Prime Provider Corp. of Texas
         WellPath of Arizona Reinsurance company (formerly Sanus Reinsurance
           Company)

NYLIFE Insurance Company of Arizona (Arizona)

ITEM 25.          INDEMNIFICATION

         New York Life Insurance Company maintains Directors & Officers Liability insurance coverage totaling $100 million. The coverage limit applies each year and has been extended to cover Directors, Trustees and Officers of the Trust, and subsidiaries and certain affiliates of New York Life. Subject to the policies' terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims, including related expenses, made against them while acting in their capacities as such. The primary policy in the amount of $25 million is issued by National Union Fire Insurance Company of Pittsburgh, PA, and the excess policies in the amount at $75 million are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.
-------------------------
  (5) These entities are unaffiliated insurance agencies for which New York Life and its subsidiaries perform administrative services. They are not subsidiaries of New York Life but are included for informational purposes only.

       Article IV of Registrant's Declaration of Trust states as follows:

       Section 4.3. Mandatory Indemnification.

       (a)      Subject to the exceptions and limitations contained in paragraph
b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

                  (i) against any liability to the Trust or a Series thereof or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

                  (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (A) by the court or other body approving the settlement or other disposition; or

                   (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

           (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

           (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                   (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

                   (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4.3, a "Non-interested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS OR OTHER CONNECTION OF INVESTMENT ADVISOR

        The business of MainStay Management LLC, New York Life Insurance Company, Gabelli Asset Management Company, John A. Levin & Co., Inc., Dalton, Greiner, Hartman, Maher & Co., MacKay Shields LLC, Markston International, LLC and Monitor Capital Advisors LLC is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

        The business or other connections of each director and officer of MainStay Management LLC is currently listed in the investment adviser registration on Form ADV for MainStay Management LLC. (File No. 801-54912) and is hereby incorporated herein by reference.

        The business or other connections of each director and officer of MacKay Shields LLC is currently listed in the investment adviser registration on Form ADV for MacKay Shields LLC (File No. 801-5594) and is hereby incorporated herein by reference.

        The business or other connections of each director and officer of Monitor Capital Advisors LLC is currently listed in the investment adviser registration on Form ADV for Monitor Capital Advisors LLC (File No. 801-34412) and is hereby incorporated herein by reference.

        The business or other connections of each director and officer of New York Life Insurance Company is currently listed in the investment adviser registration on Form ADV for New York Life Insurance Company (File No. 801-19525) and is hereby incorporated herein by reference.

        The business or other connections of each director and officer of is currently listed in the investment adviser registration on Form ADV for Gabelli Asset Management Company (File No. 801-14132) and is hereby incorporated herein by reference.

        The business or other connections of each director and officer of John
A. Levin & Co., Inc. is currently listed in the investment adviser registration on Form ADV for John A Levin & Co., Inc. (File No. 801-52602) and is hereby incorporated herein by reference.

        The business or other connections of each director and officer of Dalton, Greiner, Hartman, Maher & Co. is currently listed in the investment adviser registration on Form ADV for Dalton, Greiner, Hartman, Maher & Co. (File No. 801-36175) and is hereby incorporated here in by reference.

        The business and other connections of each director and officer of Markston International, LLC is currently listed in the investment adviser registration on Form ADV for Markston International, LLC (File No. 801-56141) and is hereby incorporated by reference.

ITEM 27.        PRINCIPAL UNDERWRITERS

a. NYLife Distributors Inc. also acts as the principal underwriter for the MainStay Institutional Funds, Inc. (File No. 33-36962) and NYLIAC Variable Universal Life Separate Accounts I and II.

b.

             (1)                          (2)                              (3)
      Name and Principal       Position and Office with           Positions and Office
      Business Address         NYLIFE Distributors Inc.              with Registrant
          ---------                ------------                         ---------
Davidson, Sheila (2)           Chief Compliance Officer               None

Boyce, Jefferson C.(2)         Director                               Senior Vice
                                                                      President

Brady, Robert E. (1)           Director and Vice President            None

Boccio, Frank M.(2)            Director                               None

Rock, Robert D.(2)             Director                               None

Gallo, Michael G.(2)           Director                               None

Hildebrand, Phillip J.(2)      Director                               None

Roussin, Stephen C.(3)         Director and Senior                    President and Chief
                               Vice President

Gordon, Mark (3)               President                              None


Flanagan, John A.(3)           Vice President and                     Chief Financial
                               Chief Financial Officer                Officer

Calhoun, Jay S.(2)             Vice President and Treasurer           None

Warga, Thomas J.(2)            Senior Vice President and              None
                               General Auditor

Livornese, Linda M.(2)         Vice President                         None

Murray, Thomas J.(2)           Corporate Vice President               None

Zuccaro, Richard W.(2)         Tax Vice President                     Tax Vice President

Krystel, David J.(2)           Vice President                         None

O'Byrne, John H.(2)            Vice President                         None

Adasse, Louis H.(2)            Corporate Vice President               None

Daoust, George R.(3)           Assistant Vice President               None

Arizmendi, Arphiela(3)          Assistant Vice President               Assistant Treasurer

Cirillo, Antoinette B.(3)       Assistant Vice President               Assistant Treasurer

Lorito, Geraldine(3)            Assistant Vice President               Assistant Treasurer

Gomez, Mark A.(2)               Secretary                              None

Jamison, Ronald M.(2)           Assistant Secretary                    None

Whittaker, Lori S.(2)           Assistant Secretary                    None

(1)     260 Cherry Hill Road, Parsippany, NJ 07054

(2)     51 Madison Avenue, New York, NY 10010

(3) Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, NJ 07054

        (c) Inapplicable.

ITEM 28.       LOCATION OF ACCOUNTS AND RECORDS.

        Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, the Manager and NYLIFE Distributors Inc., Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, NJ 07054, at MacKay Shields LLC, 9 West 57th Street, New York, NY 10019; Monitor Capital Advisors, LLC, 504 Carnegie Center, Princeton, New Jersey 08540; New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010; GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580; John A. Levin & Co., Inc., One Rockefeller Plaza, 25th Floor, New York, NY 10020; Dalton, Greiner, Hartman, Maher & Co., 1100 Fifth Ave. South, Suite 301, Naples, FL 34102; and Markston International, LLC, 1 North Lexington Avenue, White Plains, NY 10601. Records relating to the Registrant's transfer agent are maintained by MainStay Shareholder Services Inc., 200 Cherry Hill Road, Parsippany, NJ 07054. Records relating to the duties of the Registrant's custodian for the Capital Appreciation Fund, Convertible Fund, High Yield Corporate Bond Fund, Government Fund, Money Market Fund, Tax Free Fund, Total Return Fund and Value Fund are maintained by State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, MA 02171; and records relating to Registrant's custodian for the California Tax Free Fund, New York Tax Free Fund, International Equity Fund, International Bond Fund, Equity Index Fund, Strategic Income Fund and Strategic Value Fund are maintained by The Bank of New York, 110 Washington Street, New York, NY 10286.

ITEM 29.       MANAGEMENT SERVICES.

        Inapplicable.

ITEM 30.       UNDERTAKINGS.

        The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany and the State of New Jersey, on the 28th day of April, 2000.

                                                  THE MAINSTAY FUNDS

                                               By: /s/ Stephen C. Roussin*
                                               -----------------------------
                                               STEPHEN C. ROUSSIN, President

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28th, 2000.

         Signatures                               Title

/s/ Richard M. Kernan, Jr.*
--------------------------
RICHARD H. KERNAN, JR.                    Chairman and Trustee


/s/ Stephen C. Roussin*                   President, Chief Executive Officer and
--------------------------                Trustee
STEPHEN C. ROUSSIN


/s/ John A. Flanagan                      Vice President and Chief Financial
--------------------------                Officer
JOHN A. FLANAGAN                         (Principal Financial and Accounting
Officer)


/s/ Edward J. Hogan*                      Trustee
--------------------------
EDWARD J. HOGAN


/s/ Harry G. Hohn*                        Trustee
--------------------------
HARRY G. HOHN

/s/ Donald K. Ross*                                    Trustee
---------------------
DONALD K. ROSS


/s/ Nancy M. Kissinger*                                Trustee
----------------------
NANCY M. KISSINGER


/s/ Terry L. Lierman*                                  Trustee
----------------------
TERRY L. LIERMAN


/s/ John B. McGuckian*                                 Trustee
---------------------
JOHN B. McGUCKIAN


/s/ Donald E. Nickelson*                               Trustee
------------------------
DONALD E. NICKELSON


/s/ Richard S. Trutanic*                               Trustee
-----------------------
RICHARD S. TRTJTANIC


/s/ Gary E. Wendlandt*                                 Trustee
-----------------------
GARY E. WENDLANDT


*By: /s/ John A. Flanagan
-------------------------
As Attorney-in-Fact


* Pursuant to powers of attorney filed herewith.

                               POWER OF ATTORNEY

        KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy R. Bartlett, Patrick Farrell, and John Flanagan, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to the MainStay Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                       Title                             Date

/s/ Stephen C. Roussin
------------------------        President, Chief Executive        April 3, 2000
Stephen C. Roussin              Officer, and Trustee

                                POWER OF ATTORNEY

        KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy R. Bartlett, Patrick Farrell, and John Flanagan, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to the MainStay Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                         Title                           Date

/s/ Richard M. Kernan, Jr.
---------------------------
Richard M. Kernan, Jr.            Chairman and Trustee            April 3, 2000

                                POWER OF ATTORNEY

        KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy R. Bartlett, Patrick Farrell, and John Flanagan, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to the MainStay Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                      Title                          Date

/s/ Edward J. Hogan
---------------------
Edward J. Hogan                Trustee                        April 3, 2000

                                POWER OF ATTORNEY

        KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy R. Bartlett, Patrick Farrell, and John Flanagan, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to the MainStay Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                       Title                         Date

/s/ Harry G. Hohn
-------------------
Harry G. Hohn                   Trustee                       April 3, 2000

                                POWER OF ATTORNEY

        KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy R. Bartlett, Patrick Farrell, and John Flanagan, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to the MainStay Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                            Title                        Date

/s/ Donald K. Ross
---------------------
Donald K. Ross                       Trustee                      April 3, 2000

                                POWER OF ATTORNEY

        KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy R. Bartlett, Patrick Farrell, and John Flanagan, her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to the MainStay Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                            Title                      Date

/s/ Nancy M. Kissinger
--------------------------
Nancy M. Kissinger                   Trustee                    April 3, 2000

                                POWER OF ATTORNEY

        KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy R. Bartlett, Patrick Farrell, and John Flanagan, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to the MainStay Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                            Title                   Date

/s/ Terry L. Lierman
------------------------
Terry L. Lierman                     Trustee                 April 3, 2000

                                POWER OF ATTORNEY

        KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy R. Bartlett, Patrick Farrell, and John Flanagan, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to the MainStay Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                            Title                       Date

/s/ John B. McGuckian
------------------------
John B. McGuckian                    Trustee                     April 3, 2000

                                POWER OF ATTORNEY

        KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy R. Bartlett, Patrick Farrell, and John Flanagan, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to the MainStay Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                            Title                      Date

 /s/ Donald E. Nickelson
---------------------------
Donald E. Nickelson                  Trustee                    April 3, 2000

                                POWER OF ATTORNEY

        KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy R. Bartlett, Patrick Farrell, and John Flanagan, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to the MainStay Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                            Title                       Date

/s/ Richard S. Trutanic
------------------------
Richard S. Trutanic                  Trustee                     April 3, 2000

        KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph J. McBrien, Judy R. Bartlett, Patrick Farrell, and John Flanagan, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to the MainStay Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                            Title                      Date

/s/ Gary E. Wendlandt
----------------------
Gary E. Wendlandt                    Trustee                    April 3, 2000

                                  EXHIBIT INDEX



Form of Declaration of Trust as Amended and Restated       Exhibit a(4)
December 31, 1994

Form of Management Agreement between the MainStay          Exhibit d(1)(a)
Funds and MainStay Management, Inc.

Amendment to Management Agreement between the              Exhibit d(1)(b)
MainStay Funds and MainStay Management, Inc.

Amendment to Form of Sub-Advisory Agreement -              Exhibit d(2)(a)(ii)
Strategic Value Fund

Amendment to Sub-Advisory Agreement - Blue Chip            Exhibit d(2)(b)(ii)
Growth Fund

Amendment to Sub-Advisory Agreement - Growth               Exhibit d(2)(c)(ii)
Opportunities Fund

Amendment to Sub-Advisory Agreement -  Research Value      Exhibit d(2)(d)(ii)
Fund

Amendment to Sub-Advisory Agreement - Small Cap            Exhibit d(2)(e)(ii)
Value Fund

Amendment to Sub-Advisory Agreement - Equity Index         Exhibit d(2)(f)(ii)
Fund

Amendment to Sub-Advisory Agreement - MacKay Shields       Exhibit d(2)(g)(ii)
LLC

Amendment to Sub-Advisory Agreement - MAP Equity           Exhibit d(2)(h)(ii)
Fund

Distribution Agreement between The MainStay Funds          Exhibit e(1)(a)
and NYLIFE Distributors Inc. (Composite including
Capital Appreciation, Value, Convertible, Global,
Total Return, National Resources/Gold Metals Fund,
High Yield Corporate Bond, Government, Tax Free Bond and Money Market Funds).

Distribution Agreement between The MainStay Funds and      Exhibit e(1)(b)
NYLIFE Distributors Inc. for the California Tax Free and New York Tax Free Funds.

Distribution Agreement between The MainStay Funds and      Exhibit e(1)(c)
NYLIFE Distributors Inc. for the Equity Index Fund.

Distribution Agreement between The MainStay Funds and      Exhibit e(1)(d)
NYLIFE Distributors Inc. for the International
Equity and International Bond Funds.

Distribution Agreement between The MainStay Funds and Exhibit e(1)(e) NYLIFE Distributors Inc. for the Strategic Income,
Strategic Value, Blue Chip Growth, Research Value,
Small Cap Value, Growth Opportunities, Small Cap
Growth, Equity Income, Global High Yield and MAP
Equity Funds.

Form of Soliciting Dealer Agreement                   Exhibit e(2)(a)

Special Custody Agreement with State Street Bank      Exhibit g

Custodian Contract with State Street Bank and         Exhibit g(1)
Trust Company

Amendment to Custodian Contract dated 6/23/98         Exhibit g(1)(i)

Amendment to Custodian Contract dated 1/27/97         Exhibit g (1)(ii)

Amendment to Custodian Contract dated 5/12/89         Exhibit g (1)(iii)

Amendment to Custodian Contract dated 6/30/88         Exhibit g (1)(iv)

Amendment to Custodian Contract dated 4/27/92         Exhibit g (1)(v)

Amendment to Custodian Contract dated 10/25/88        Exhibit g (1)(vi)

Fee Schedule for Custodian Contract with State        Exhibit g(2)
Street Bank and Trust Company

Form of Guaranty Agreement - Equity Index Fund        Exhibit h(2)

Consent of Independent Accountants                    Exhibit j

Investment representation letter relating to          Exhibit l
initial capital

Code of Ethics - The MainStay Funds                   Exhibit p(1)

Code of Ethics - MacKay Shields LLC                   Exhibit p(2)

Code of Ethics - Monitor Capital Advisors LLC         Exhibit p(4)

Code of Ethics - Dalton, Greiner, Hartman,            Exhibit p(6)
Maher & Co.

Code of Ethics - Gabelli Asset Management Company     Exhibit p(7)

Code of Ethics - John A. Levin & Co. Inc.             Exhibit p(8)

Code of Ethics - Markston International, LLC          Exhibit p(9)

Code of Ethics - NYLIFE Distributors, Inc.            Exhibit p(10)